SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Registration No.  33-2659

Pre-Effective Amendment No.

Post-Effective Amendment No.     28


                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
1940 Act File No.  811-4556


Amendment No.                    30



                        (Check appropriate box or boxes.)

                                IDEX SERIES FUND
               (Exact Name of Registrant as Specified in Charter)

                 201 Highland Avenue, Largo, Florida 33770-2957
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (813) 585-6565

           John Hurley, P.O. Box 5068, Clearwater, Florida 33758-5068
                     (Name and Address of Agent for Service)

Approximate date of proposed public offering: It is proposed that this filing will become effective:


|_|     60 days after filing pursuant to paragraph (a) (1) of Rule 485.



|_|     75 days after filing pursuant to paragraph (a) (2) of Rule 485.

|_|     On (date) pursuant to paragraph (a) (1) of Rule 485.

|_|     On (date) pursuant to paragraph (a) (2) of Rule 485.

|_|     Immediately upon filing pursuant to paragraph (b) of Rule 485.


|X|     On March 1, 1998 pursuant to paragraph (b) of Rule 485.



If appropriate, check the following box:

|_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


IDEX Aggressive Growth Portfolio Class A Shares; IDEX Aggressive Growth Portfolio Class B Shares; IDEX Aggressive Growth Portfolio Class C Shares; IDEX International Equity Portfolio Class A Shares; IDEX International Equity Portfolio Class B Shares; IDEX International Equity Portfolio Class C Shares; IDEX Capital Appreciation Portfolio Class A Shares; IDEX Capital Appreciation Portfolio Class B Shares; IDEX Capital Appreciation Portfolio Class C Shares; IDEX Global Portfolio Class A Shares; IDEX Global Portfolio Class B Shares; IDEX Global Portfolio Class C Shares; IDEX Growth Portfolio Class A Shares; IDEX
Growth Portfolio Class B Shares; IDEX Growth Portfolio Class C Shares; IDEX Growth Portfolio Class T Shares; IDEX C.A.S.E. Portfolio Class A Shares; IDEX C.A.S.E. Portfolio Class B Shares; IDEX C.A.S.E. Portfolio Class C Shares; IDEX Value Equity Portfolio Class A Shares; IDEX Value Equity Portfolio Class B Shares; IDEX Value Equity Portfolio Class C Shares; IDEX Strategic Total Return Portfolio Class A Shares; IDEX Strategic Total Return Portfolio Class B Shares; IDEX Strategic Total Return Portfolio Class C Shares; IDEX Tactical Asset Allocation Portfolio Class A Shares; IDEX Tactical Asset Allocation Portfolio Class B Shares; IDEX Tactical Asset Allocation Portfolio Class C Shares; IDEX Balanced Portfolio Class A Shares; IDEX Balanced Portfolio Class B Shares; IDEX Balanced Portfolio Class C Shares; IDEX Flexible Income Portfolio Class A Shares; IDEX Flexible Income Portfolio Class B Shares; IDEX Flexible Income Portfolio Class C Shares; IDEX Income Plus Portfolio Class A Shares; IDEX Income Plus Portfolio Class B Shares; IDEX Income Plus Portfolio Class C Shares; IDEX Tax-Exempt Portfolio Class A Shares; IDEX Tax-Exempt Portfolio Class B Shares; IDEX Tax-Exempt Portfolio Class C Shares.


                                                      as filed February 27, 1998

                                IDEX SERIES FUND

                              Cross Reference Sheet
                       Between Prospectus and Statement of
                    Additional Information and Form N-1A Item


Form N-1A Item                                 Caption
Part A  Prospectus
1.  Cover Page                     Cover Page

2.  Synopsis                       The IDEX Series -  Fund Introduction to the
                                   Portfolios; Summary of Expenses


3.  Condensed Financial            Financial Highlights^
     Information


4.  General Description of         The IDEX Series -  Fund Introduction to the
     Registrant                    Portfolios; Securities in Which the
                                   Portfolios Invest; How the Portfolios
                                   Invest; Additional Risk Factors;
                                   Miscellaneous Information

5.   Management of Fund            Investment Advisory and Other Services;
                                   Miscellaneous Information

5A. Management's Discussion        Not Applicable
     of Fund Performance

6.  Capital Stock and Other        Shareholder Information and Instructions -
     Securities                    How  to Buy Shares; Distributions and
                                   Taxes; Miscellaneous Information

7.   Purchase of Securities        Alternative Purchase Arrangements;
     Being Offered                 Shareholder Information and Instructions -
                                   Opening an Account; Shareholder
                                   Information and Instructions - How to Buy
                                   Shares; Shareholder Information and
                                   Instructions; How to Exchange Shares;
                                   Shareholder Information and Instructions
                                   - Other Information; Investment Advisory and Other Services

 8.  Redemption or Repurchase      Shareholder Information and Instructions -
                                   How to Redeem (Sell) Shares

 9.  Pending Legal Proceedings     Not Applicable

Part B  Statement of Additional
        Information

10.  Cover Page                    Cover Page

11.  Table of Contents             Table of Contents

12.  General Information and       Miscellaneous Information
     History

13.  Investment Objectives and     Investment Objectives;  Investment
     Policies                      Restrictions; Policies and Practices; Other
                                   Policies and Practices of the Portfolio
14.  Management of the Fund        Trustees and Officers

15.  Control Persons and           Principal Shareholders
     Principal Holders of
     Securities

16.  Investment Advisory and       Investment Advisory and Other Services;
     Other Services                Administrative Services; Custodian, Transfer
                                   Agent and Other Affiliates

17.  Brokerage Allocation and      Portfolio Transactions and Brokerage
     Other Practices

18.  Capital Stock and Other       Miscellaneous Information
     Securities

19.  Purchase, Redemption and      Purchase of Shares; Distribution Plans; Net
     Pricing of Securities Being   Asset Value Determination;  Dividends and
     Offered                       Other Distributions; Shareholder Accounts;
                                   Retirement Plans; Redemption of Shares

20.  Tax Status                    Taxes

21.  Underwriter                   Distributor

22.  Calculation of Performance    Performance Information
     Data


23.  Financial Statements          Financial Statements^

                                IDEX SERIES FUND
                    201 Highland Avenue, Largo, FL 33770-2597
                  Customer Service: (888) 233-4339 (toll free)
                         Prospectus dated March 1, 1998


This Prospectus is a legal document provided to you, the investor, which sets forth concise information about the IDEX Series Fund (the "Fund") that should be considered carefully before you invest in a Portfolio of the Fund. Additional and more detailed information about each Portfolio is contained in the Statement of Additional Information (the "SAI"), which is incorporated by reference in this Prospectus. You may obtain a copy of the current SAI, dated March 1, 1998, at no charge by calling or writing IDEX. You should retain this Prospectus for future reference.


The investment objective of each Portfolio is set forth on the following pages of this Prospectus. There can be, of course, no assurance that a Portfolio will achieve its investment objective. For further information about the Portfolios, please read The IDEX Series Fund Introduction to the Portfolios; Securities in Which the Portfolios Invest; How the Portfolios Invest; and Additional Risk Factors.


The investment objectives for each of the Flexible Income Portfolio and the Income Plus Portfolio permit these Portfolios to invest a substantial portion of their assets in certain high yield/high risk bonds, commonly referred to as junk bonds. Investing in junk bonds entails certain risks. For a description of the risks associated with investing in junk bonds, please read Securities in Which the Portfolios Invest; and Additional Risk Factors.


PORTFOLIO SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC") OR ANY STATE SECURITIES COMMISSION, NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Prospectus does not constitute an offer to sell securities in any state to any person to whom it is unlawful to make an offer in such state.

                                Table of Contents


The IDEX Series Fund...........................................................1

Introduction to the Portfolios.................................................1

    Summary of Expenses .......................................................1

    Financial Highlights ......................................................1

         Aggressive Growth Portfolio...........................................2

         International Equity Portfolio........................................5

         Capital Appreciation Portfolio........................................8

         Global Portfolio.....................................................11

         Growth Portfolio.....................................................14

         C.A.S.E. Portfolio...................................................17

         Value Equity Portfolio...............................................20

         Strategic Total Return Portfolio ....................................23

         Tactical Asset Allocation Portfolio..................................26

         Balanced Portfolio...................................................29

         Flexible Income Portfolio............................................32

         Income Plus Portfolio................................................35

         Tax-Exempt Portfolio.................................................38

Performance/Total Return......................................................43

Shareholder Information and Instructions .....................................44

Securities in Which the Portfolios Invest ....................................58

How the Portfolios Invest ....................................................63

Additional Risk Factors ......................................................66

Investment Advisory and Other Services .......................................69

Distributor and Distribution and Service Plans ...............................78

Miscellaneous Information ....................................................79

Distributions and Taxes ......................................................81

Brief Explanation of Rating Categories................................Appendix A

Glossary of Investment Terms..........................................Appendix B

                                IDEX SERIES FUND

                         INTRODUCTION TO THE PORTFOLIOS

The IDEX Series Fund consists of thirteen Portfolios. Each Portfolio is a separate series of IDEX Series Fund (formerly IDEX II Series Fund), an open-end management investment company offering a selection of separate investment portfolios. The Fund is registered under the Investment Company Act of 1940 (the "1940 Act"). All Portfolios of the Fund are diversified except for the Capital Appreciation Portfolio. The Capital Appreciation Portfolio is non-diversified. See How the Portfolios Invest - Diversification. Each Portfolio has its own distinct investment objective and policies, which are summarized in the following sections. The Portfolios are generally listed in order from those with higher to lower risk/reward characteristics. Portfolios with higher risk/reward characteristics may experience greater volatility in net asset value changes and total return. The summaries should be read in conjunction with the sections called: Securities in Which the Portfolios Invest; How the Portfolios Invest; and Additional Risk Factors, which provide more information about the Portfolios' investments, practices and risks. Either Idex Management, Inc. or InterSecurities, Inc. serves as investment adviser to each of the Portfolios. All investments involve risks. For information on specific Portfolio investment risks, see Additional Risk Factors. For detailed information about how to purchase, redeem or exchange shares, see Shareholder Information and Instructions.

Each Portfolio may change its investment objective without shareholder approval. Unless otherwise noted, a Portfolio may also change its investment policies without shareholder approval.


                               Summary of Expenses


Before investing in a Portfolio of the Fund, please read this section carefully to understand the cost of investing. When you buy shares of any of the Portfolios, you will incur certain expenses. The Summary for each Portfolio shows the fees and expenses involved in owning shares of each class of the Portfolios. The section titled Examples shows the fees and expenses you might pay when making a hypothetical $1,000 investment. Class T shares of the Growth Portfolio are not available for sale to new investors.


                              Financial Highlights


Each Financial Highlights table shows the earnings, capital gains or losses, and expenses of a share of each class in a Portfolio. On October 1, 1996, the Fund changed its fiscal year end from September 30 to October 31. The information contained in the tables for each fiscal year through October 31, 1997 has been audited by Price Waterhouse LLP, independent accountants, whose report is incorporated by reference into the SAI. All periods have been audited unless otherwise noted. The SAI is incorporated by reference in this Prospectus. You may obtain it without charge by calling or writing the Fund. Further information about performance of the Portfolios is contained in the Annual Report to shareholders, which you may also obtain without charge by calling or writing to the Fund.

                           Aggressive Growth Portfolio

Objective:  Long-term capital appreciation.

Investment Focus: The Aggressive Growth Portfolio is a diversified, actively managed portfolio primarily composed of equity securities traded on domestic stock exchanges or in the over-the-counter market. These securities include common or preferred stocks, or securities convertible into or exchangeable for equity securities, including warrants and rights.

Investor Profile: For the investor who aggressively seeks capital growth, and who can tolerate volatility in the value of an investment.

Primary Investment Practices: The Portfolio may engage in leveraging and options and futures transactions, which are considered speculative and which may cause the Portfolio's net asset value to be more volatile than the net asset value of a fund which does not engage in these activities.

Except during temporary defensive periods, the Portfolio invests at least 85% of its net assets in equity securities. The sub-adviser may pick stocks of developing companies; older companies that appear to be entering a new stage of growth due to management changes or development of new technologies, products or markets; or companies providing products or services with a high unit volume growth rate.


In order to afford the flexibility to take advantage of new opportunities for investments in accordance with its investment objective, the Portfolio may hold up to 15% of its net assets in money market instruments and repurchase agreements and in excess of that amount (up to 100% of its assets) during temporary defensive periods. The amount held by the Portfolio in money market instruments and repurchase agreements may be higher than that maintained by other funds with similar investment objectives. Under those circumstances, investment income may constitute a proportionately larger amount of the return realized by the Portfolio.

Sub-Adviser:   Fred Alger Management, Inc. ("Alger Management")



                           Aggressive Growth Portfolio


e                                                    SUMMARY OF EXPENSES                                Class of Shares
                                                                                                  A           B          C

Shareholder Transaction Expenses
Maximum Sales Charge Imposed on Purchases (as percentage of offering price)                     5.50%       None        None
Redemption Fees (a)                                                                             None        None        None
Deferred Sales Charge (as a percentage of original purchase price or redemption proceeds,       None        5.00%       None
whichever is lower) (b)
Annual Operating Expenses (as a percentage of average net assets)
Management Fees                                                                                 1.00%       1.00%      1.00%
12b-1 Distribution and Service Fees                                                             0.35%       1.00%      0.90%
Other Expenses (net of expense reimbursements and/or fee waivers) (c)                           0.50%       0.50%      0.50%
                                                                                                -----       -----      -----
Total Operating Expenses (net of expense reimbursements and/or fee waivers) (c)                 1.85%       2.50%      2.40%


Examples

The tables below show the expenses you would pay on a $1,000  investment  over a variety of time frames,  assuming a 5% annual return.  The first example assumes redemption at the end of each period.
Share Class                                                                         1 Year     3 Years     5 Years    10 Years
-----------                                                                         ------     -------     -------    --------
A                                                                                      $73        $110        $150        $260
B                                                                                      $75        $108        $143        $267
C                                                                                      $24         $75        $128        $274
The next example assumes no redemption and, therefore, no deferred sales charge.
Share Class                                                                         1 Year     3 Years     5 Years    10 Years
-----------                                                                         ------     -------     -------    --------
A                                                                                      $73        $110        $150        $260
B                                                                                      $25         $78        $133        $267
C                                                                                      $24         $75        $128        $274
-------------------------------

(a) A $10 service fee is charged for each redemption transaction paid by Federal funds bank wire, and a $20 service fee is charged for each check redemption sent via overnight delivery.

(b) On certain purchases of Class A shares in amounts greater than $1,000,000, a contingent deferred sales charge of 1% applies for 24 months after purchase.

(c) See Ratio of Expenses to Average Net Assets in the Financial Highlights section, and Note 6 to the Notes to Financial Highlights for further discussion of expenses. The Other Expenses before reimbursement/waiver were 1.09% for each class of shares. The Total Expenses before reimbursement/waiver for Class A, Class B and Class C shares were 2.44%, 3.09% and 2.99%, respectively. Although the continuation of the expense reimbursement and fee waivers cannot be guaranteed, it is expected that they will remain in effect at least until the end of the Portfolio's fiscal year, October 31, 1998.


The purpose of the Examples shown in the Summary of Expenses is to help you understand the direct and indirect expenses an investor in the Portfolio may bear. The Examples for Class B shares reflect conversion to Class A shares eight years after purchase, and assume that the shareholder was the owner of shares on the first day of the first year. For more information, see Investment Advisory and Other Services and Shareholder Information and Instructions.

Long-term shareholders may pay more in 12b-1 fees than the economic equivalent of the maximum sales charge permitted under the rules of the National Association of Securities Dealers, Inc. ("NASD").

EXPENSES SHOWN IN THE EXAMPLES DO NOT REPRESENT ACTUAL PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% RETURN IS HYPOTHETICAL, AND IS NOT A REPRESENTATION OR PREDICTION OF PAST OR FUTURE RETURNS, WHICH MAY BE MORE OR LESS THAN 5%.



                           Aggressive Growth Portfolio

                              FINANCIAL HIGHLIGHTS


                                              INVESTMENT OPERATIONS (2)
                                                   NET REALIZED
                      NET ASSET                        AND        TOTAL INCOME  DIVIDENDS  DISTRIBUTIONS
                        VALUE           NET         UNREALIZED    (LOSS) FROM    FROM NET     FROM NET                   NET ASSET
YEAR OR PERIOD       BEGINNING OF   INVESTMENT    GAIN (LOSS) ON   INVESTMENT   INVESTMENT    REALIZED        TOTAL     VALUE AT END
 ENDED (1)             PERIOD      INCOME (LOSS)    INVESTMENTS      INCOME       INCOME   CAPITAL GAINS  DISTRIBUTIONS  OF PERIOD

 Class A
10/31/97               $15.70          $0.05           $3.69          $3.74          --       $(0.67)        $(0.67)       $18.77
10/31/96  (3)          $15.75        $(0.01)         $(0.04)        $(0.05)          --            --             --       $15.70
 9/30/96  (4)          $17.68        $(0.15)         $(0.76)        $(0.91)          --       $(1.02)        $(1.02)       $15.75
 9/30/95               $10.00        $(0.14)           $7.82          $7.68          --            --             --       $17.68

 Class B
10/31/97               $15.58        $(0.02)           $3.69          $3.67          --       $(0.67)        $(0.67)       $18.58
10/31/96  (3)          $15.63        $(0.01)         $(0.04)        $(0.05)          --            --             --       $15.58
 9/30/96  (4)          $17.64        $(0.23)         $(0.76)        $(0.99)          --       $(1.02)        $(1.02)       $15.63

 Class C
10/31/97               $15.60        $(0.01)           $3.69          $3.68          --       $(0.67)        $(0.67)       $18.61
10/31/96  (3)          $15.65        $(0.01)         $(0.04)        $(0.05)          --            --             --       $15.60
 9/30/96  (4)          $17.64        $(0.21)         $(0.76)        $(0.97)          --       $(1.02)        $(1.02)       $15.65
 9/30/95               $10.00        $(0.18)           $7.82          $7.64          --            --             --       $17.64






                                                                            RATIO OF NET
                               NET ASSETS   RATIO OF EXPENSES TO AVERAGE       INCOME
                               AT END OF         NET  ASSETS (6) (7)          (LOSS) TO        PORTFOLIO       AVERAGE
YEAR OR PERIOD      TOTAL        PERIOD     EXCLUDING INCLUDING              AVERAGE NET       TURNOVER      COMMISSION
  ENDED (1)        RETURN (5)   (000'S)      CREDITS   CREDITS    GROSS       ASSETS (7)        RATE (8)      RATE (9)
  Class A
 10/31/97            24.71%     $31,260       1.85%    1.85%      2.44%        (1.07)%         120.96%         $0.0707
 10/31/96  (3)      (0.32)%     $21,938       1.85%    1.85%      2.62%        (1.06)%           9.40%         $0.0662
  9/30/96           (4.91)%     $22,078       1.85%    1.85%      2.60%        (1.15)%         127.49%         $0.0715
  9/30/95            76.80%     $16,747       2.85%    2.85%      3.35%        (2.39)%          88.28%              --

  Class B
 10/31/97            24.47%      $4,880       2.50%    2.50%      3.09%        (1.71)%         120.96%         $0.0707
 10/31/96  (3)      (0.32)%      $1,992       2.50%    2.50%      3.27%        (1.71)%           9.40%         $0.0662
  9/30/96           (5.33)%      $1,800       2.50%    2.50%      3.25%        (1.80)%         127.49%         $0.0715

  Class C
 10/31/97            24.50%      $3,468       2.40%    2.40%      2.99%        (1.62)%         120.96%         $0.0707
 10/31/96  (3)      (0.32)%      $2,129       2.40%    2.40%      3.17%        (1.62)%           9.40%         $0.0662
  9/30/96           (5.22)%      $2,250       2.40%    2.40%      3.15%        (1.70)%         127.49%         $0.0715
  9/30/95            76.40%      $1,736       3.40%    3.40%      3.91%        (2.94)%          88.28%               --

                  See Notes to Financial Highlights on Page 41


                         International Equity Portfolio

Objective:  Long-term growth of capital.

Investment Focus: The International Equity Portfolio invests primarily in the common stock and other equity securities of foreign issuers traded on overseas exchanges and in foreign over-the-counter markets.

Investor Profile: For the investor who seeks long-term growth of capital through investments in foreign securities. The investor should also be able to tolerate the significant risk factors associated with foreign investing.

Primary Investment Practices: The Portfolio invests primarily in common stock and other equity securities, including preferred stocks, convertible securities, warrants or rights. The Portfolio may also invest in fixed-income instruments when its sub-advisers deem appropriate.

Daily cash inflows attributable to shares purchased by investors will be divided equally each day between its sub-advisers, and each portion will thereafter be managed separately by each sub-adviser.


Under normal circumstances, with respect to 65% of the Portfolio's assets, the Portfolio will seek to be invested in a minimum of 50 stocks of issuers from approximately 15-25 countries. The Portfolio will not be invested in issuers of fewer than twelve countries other than the U.S. at any time. Typically, the Portfolio will be invested broadly, not only in the larger stock markets of the United Kingdom, Continental Europe, Japan and the Far East, but also, to a lesser extent, in the smaller stock markets of Asia, Europe and Latin America.


At any time, overseas economies may not be moving in the same direction and will be subject to substantially different fiscal and monetary policies. These provide situations the Portfolio will aim to exploit. The Portfolio will aim to add value through active asset allocation among international equity markets.

In selecting investments on behalf of the Portfolio, its sub-adviser GE Investment Management Incorporated seeks companies that are expected to grow faster than relevant markets and whose securities are available at a price that does not fully reflect the potential growth of those companies. GEIM typically focuses on companies that possess one or more of a variety of characteristics, including strong earnings growth relative to price-to-earnings and price-to-cash earnings ratios, low price-to-book value, strong cash flow, presence in an industry experiencing strong growth, and high quality management.

In selecting investments on behalf of the Portfolio, its sub-adviser, Scottish Equitable Investment Management Limited, seeks initially to identify countries where economic growth conditions are favorable (through analysis of gross domestic product growth rates, inflation, interest rates and other economic factors), and where stock market valuations generally do not fully reflect growth potential. Scottish Equitable then seeks to identify within each of the individual markets, companies whose earnings are undervalued (that is, where future earnings potential is not reflected in the present share price). Scottish Equitable will utilize measures of value appropriate to local market conditions, which may include low price earnings ratios, low price to book value, low price to cash flow ratios, as well as considering such factors as industry position and management quality.


Under normal circumstances, the Portfolio will seek to invest as described above, but may for cash management purposes and to meet operating expenses, invest a portion of its total assets in cash and/or money market instruments as described under How the Portfolios Invest, pending investment in accordance with its investment objective and policies. During periods when a sub-adviser believes there are unstable market, economic, political or currency conditions abroad, the Portfolio may assume a temporary defensive posture and (i) restrict the securities markets in which its assets will be invested and/or invest all or a significant portion of its assets in cash and/or money market instruments issued by companies incorporated in and/or having their principal activities in the United States, or (ii) without limitation, hold cash and/or invest in such money market instruments.

Sub-Advisers: Scottish Equitable Investment Management Limited and GE Investment Management Incorporated ("Scottish Equitable" and "GEIM")




                         International Equity Portfolio


                                                    SUMMARY OF EXPENSES                                Class of Shares
                                                                                                  A           B          C
Shareholder Transaction Expenses
Maximum Sales Charge Imposed on Purchases (as percentage of offering price)                     5.50%       None        None
Redemption Fees (a)                                                                              None       None        None
Deferred Sales Charge (as a percentage of original purchase price or redemption proceeds,        None       5.00%       None
whichever is lower) (b)
Annual Operating Expenses (as a percentage of average net assets)
Management Fees                                                                                 1.00%       1.00%       1.00%
12b-1 Distribution and Service Fees                                                             0.35%       1.00%       0.90%
Other Expenses (c)                                                                              7.58%       7.58%       7.58%
Total Operating Expenses(c)                                                                     -----       -----       -----
                                                                                                8.93%       9.58%       9.48%
Examples

The tables below show the expenses you would pay on a $1,000  investment  over a variety of time frames,  assuming a 5% annual return.  The first example assumes redemption at the end of each period.
Share Class                                                                          1 Year     3 Years      5 Years    10 Years
-----------                                                                          ------     -------      -------    --------
A                                                                                      $138        $294         $437        $750
B                                                                                      $144        $298         $437        $756
C                                                                                       $93        $266         $424        $761
The next example assumes no redemption and, therefore, no deferred sales charge.
Share Class                                                                          1 Year     3 Years      5 Years    10 Years
-----------                                                                          ------     -------      -------    --------
A                                                                                      $138        $294         $437        $750
B                                                                                       $94        $268         $427        $756
C                                                                                       $93        $266         $424        $761

-------------------------------

(a) A $10 service fee is charged for each redemption transaction paid by Federal funds bank wire, and a $20 service fee is charged for each check redemption sent via overnight delivery.

(b) On certain purchases of Class A shares in amounts greater than $1,000,000, a contingent deferred sales charge of 1% applies for 24 months after purchase.

(c) The International Equity Portfolio commenced operations on February 3, 1997. For the fiscal period ended October 31, 1997, an annual operating expense limitation was in effect such that the actual Other Expenses incurred by the Portfolio were 0.35%. Effective March 1, 1998, this expense limitation will no longer be in effect; accordingly, the Other Expenses shown in the Fee Table are the Other Expenses incurred by the Portfolio for the fiscal period ended October 31, 1997, before giving effect to the expense limitation (and reflecting the generally high expenses, and low asset levels, associated with the commencement of operations). Estimated Other Expenses for the Portfolio for the fiscal period ended October 31, 1998 are 4.00%.


The purpose of the Examples shown in the Summary of Expenses is to help you understand the direct and indirect expenses an investor in the Portfolio may bear. The Examples for Class B shares reflect conversion to Class A shares eight years after purchase, and assume that the shareholder was the owner of shares on the first day of the first year. For more information, see Investment Advisory and Other Services and Shareholder Information and Instructions.

Long-term shareholders may pay more in 12b-1 fees than the economic equivalent of the maximum sales charge permitted under the rules of the NASD.

EXPENSES SHOWN IN THE EXAMPLES DO NOT REPRESENT ACTUAL PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% RETURN IS HYPOTHETICAL, AND IS NOT A REPRESENTATION OR PREDICTION OF PAST OR FUTURE RETURNS, WHICH MAY BE MORE OR LESS THAN 5%.




                         International Equity Portfolio

                                              INVESTMENT OPERATIONS (2)
                                                   NET REALIZED
                      NET ASSET                        AND        TOTAL INCOME  DIVIDENDS  DISTRIBUTIONS
                        VALUE           NET         UNREALIZED    (LOSS) FROM    FROM NET     FROM NET                   NET ASSET
YEAR OR PERIOD       BEGINNING OF   INVESTMENT    GAIN (LOSS) ON   INVESTMENT   INVESTMENT    REALIZED        TOTAL     VALUE AT END
 ENDED (1)             PERIOD      INCOME (LOSS)    INVESTMENTS      INCOME       INCOME   CAPITAL GAINS  DISTRIBUTIONS  OF PERIOD
 Class A
10/31/97               $10.00        $0.07           $0.50          $0.57          --           --             --         $10.57
 Class B
10/31/97               $10.00        $0.02           $0.50          $0.52          --           --             --         $10.52
 Class C
10/31/97               $10.00        $0.03           $0.50          $0.53          --           --             --         $10.53



                                                                            RATIO OF NET
                               NET ASSETS   RATIO OF EXPENSES TO AVERAGE       INCOME
                               AT END OF         NET  ASSETS (6) (7)          (LOSS) TO        PORTFOLIO       AVERAGE
YEAR OR PERIOD      TOTAL        PERIOD     EXCLUDING INCLUDING              AVERAGE NET       TURNOVER      COMMISSION
  ENDED (1)        RETURN (5)   (000'S)      CREDITS   CREDITS    GROSS       ASSETS (7)        RATE (8)      RATE (9)
 Class A
10/31/97            5.70%       $3,076        1.70%    1.70%      8.93%          0.19%         21.85%          $0.0209
 Class B
10/31/97            5.20%         $589        2.35%    2.35%      9.58%        (0.45)%         21.85%          $0.0209
 Class C
10/31/97            5.30%         $399        2.25%    2.25%      9.48%        (0.35)%         21.85%          $0.0209


                  See Notes to Financial Highlights on Page 41


                         Capital Appreciation Portfolio

Objective:  Long-term growth of capital.


Investment Focus: The Capital Appreciation Portfolio is a nondiversified Portfolio that pursues its objective by normally investing at least 50% of its assets in securities issued by medium-sized companies. Medium-sized companies are those whose market capitalizations fall within the range of companies in the MidCap Index. Companies whose capitalization falls outside this range after the Portfolio's initial purchase continue to be considered medium-sized companies for purposes of this policy. As of December 31, 1997, the MidCap Index included companies with capitalizations between $213 million and $13.7 billion. The range of the MidCap Index is expected to change on a regular basis. Subject to the above policy, the Portfolio may also invest in smaller or larger issuers.


Investor Profile: For the investor who wants capital growth, and who can tolerate the greater risks associated with common stock investments.

Primary Investment Practices: The Portfolio invests in industries and stocks of companies the sub-adviser believes are experiencing favorable demand for their products and services, and which operate in a favorable competitive environment and regulatory climate. The sub-adviser searches especially for stocks with earnings growth potential that may not be recognized by the market. Some fund holdings may create incidental income.

Medium-sized companies may suffer more significant losses as well as realize more substantial growth than larger issuers. Investments in such companies tend to be more volatile than investments in larger companies, and are somewhat speculative.


Sub-Adviser:  Janus Capital Corporation ("Janus Capital")



                         Capital Appreciation Portfolio


                                                    SUMMARY OF EXPENSES                                Class of Shares
                                                                                                  A           B          C
Shareholder Transaction Expenses
Maximum Sales Charge Imposed on Purchases (as percentage of offering price)                     5.50%       None        None
Redemption Fees (a)                                                                             None        None        None
Deferred Sales Charge (as a percentage of original purchase price or redemption proceeds,       None        5.00%       None
whichever is lower) (b)
Annual Operating Expenses (as a percentage of average net assets)
Management Fees                                                                                 1.00%       1.00%       1.00%
12b-1 Distribution and Service Fees                                                             0.35%       1.00%       0.90%
Other Expenses (net of expense reimbursements and/or fee waivers) (c)                           0.50%       0.50%       0.50%
                                                                                                -----       -----       -----
Total Operating Expenses (net of expense reimbursements and/or fee waivers) (c)                 1.85%       2.50%       2.40%


Examples

The tables below show the expenses you would pay on a $1,000  investment  over a variety of time frames,  assuming a 5% annual return.  The first example assumes redemption at the end of each period.
Share Class                                                                          1 Year     3 Years     5 Years    10 Years
-----------                                                                          ------     -------     -------    --------
A                                                                                       $73        $110        $150        $260
B                                                                                       $75        $108        $143        $267
C                                                                                       $24         $75        $128        $274
The next example assumes no redemption and, therefore, no deferred sales charge.
Share Class                                                                          1 Year     3 Years     5 Years    10 Years
-----------                                                                          ------     -------     -------    --------
A                                                                                       $73        $110        $150        $260
B                                                                                       $25         $78        $133        $267
C                                                                                       $24         $75        $128        $274

-------------------------------

(a) A $10 service fee is charged for each redemption transaction paid by Federal funds bank wire, and a $20 service fee is charged for each check redemption sent via overnight delivery.

(b) On certain purchases of Class A shares in amounts greater than $1,000,000, a contingent deferred sales charge of 1% applies for 24 months after purchase.

(c) See Ratio of Expenses to Average Net Assets in the Financial Highlights section, and Note 6 to the Notes to Financial Highlights for further discussion of expenses. The Other Expenses before reimbursement/waiver were 1.31% for each class of shares. The Total Operating Expenses before reimbursement/waiver for Class A, Class B and Class C shares were 2.66%, 3.31% and 3.21%, respectively. Although the continuation of the expense reimbursement and fee waivers cannot be guaranteed, it is expected that they will remain in effect at least until the end of the Portfolio's fiscal year, October 31, 1998.


The purpose of the Examples shown in the Summary of Expenses is to help you understand the direct and indirect expenses an investor in the Portfolio may bear. The Examples for Class B shares reflect conversion to Class A shares eight years after purchase, and assume that the shareholder was the owner of shares on the first day of the first year. For more information, see Investment Advisory and Other Services and Shareholder Information and Instructions.

Long-term shareholders may pay more in 12b-1 fees than the economic equivalent of the maximum sales charge permitted under the rules of the NASD.

EXPENSES SHOWN IN THE EXAMPLES DO NOT REPRESENT ACTUAL PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% RETURN IS HYPOTHETICAL, AND IS NOT A REPRESENTATION OR PREDICTION OF PAST OR FUTURE RETURNS, WHICH MAY BE MORE OR LESS THAN 5%.



                         Capital Appreciation Portfolio

                              FINANCIAL HIGHLIGHTS


                                              INVESTMENT OPERATIONS (2)
                                                   NET REALIZED
                      NET ASSET                        AND        TOTAL INCOME  DIVIDENDS  DISTRIBUTIONS
                        VALUE           NET         UNREALIZED    (LOSS) FROM    FROM NET     FROM NET                   NET ASSET
YEAR OR PERIOD       BEGINNING OF   INVESTMENT    GAIN (LOSS) ON   INVESTMENT   INVESTMENT    REALIZED        TOTAL     VALUE AT END
 ENDED (1)             PERIOD      INCOME (LOSS)    INVESTMENTS      INCOME       INCOME   CAPITAL GAINS  DISTRIBUTIONS  OF PERIOD
Class A
10/31/97               $15.49          $0.04           $0.58          $0.62           --      $(0.21)        $(0.21)       $15.90
10/31/96   (3)         $15.75        $(0.02)         $(0.24)        $(0.26)           --           --             --       $15.49
9/30/96    (4)         $13.54        $(0.02)           $3.12          $3.10      $(0.07)      $(0.82)        $(0.89)       $15.75
9/30/95                $10.00        $(0.03)           $3.57          $3.54           --           --             --       $13.54

Class B
10/31/97               $15.42        $(0.05)           $0.58          $0.53           --      $(0.21)        $(0.21)       $15.74
10/31/96   (3)         $15.69        $(0.03)         $(0.24)        $(0.27)           --           --             --       $15.42
9/30/96                $13.49        $(0.10)           $3.12          $3.02           --      $(0.82)        $(0.82)       $15.69

Class C
10/31/97               $15.43        $(0.03)           $0.58          $0.55           --      $(0.21)        $(0.21)       $15.77
10/31/96   (3)         $15.70        $(0.03)         $(0.24)        $(0.27)           --           --             --       $15.43
9/30/96    (4)         $13.49        $(0.08)           $3.12          $3.04      $(0.01)      $(0.82)        $(0.83)       $15.70
9/30/95                $10.00        $(0.08)           $3.57          $3.49           --           --             --       $13.49





                                                                            RATIO OF NET
                               NET ASSETS   RATIO OF EXPENSES TO AVERAGE       INCOME
                               AT END OF         NET  ASSETS (6) (7)          (LOSS) TO        PORTFOLIO       AVERAGE
YEAR OR PERIOD      TOTAL        PERIOD     EXCLUDING INCLUDING              AVERAGE NET       TURNOVER      COMMISSION
  ENDED (1)        RETURN (5)   (000'S)      CREDITS   CREDITS    GROSS       ASSETS (7)        RATE (8)      RATE (9)
Class A
10/31/97              4.09%     $20,605       1.85%    1.85%      2.66%        (1.27)%         130.48%         $0.0447
10/31/96   (3)      (1.59)%     $19,350       1.85%    1.85%      2.48%        (1.41)%          10.11%         $0.0340
9/30/96              24.35%     $18,713       1.85%    1.85%      2.72%        (0.35)%         160.72%         $0.0369
9/30/95              35.40%      $6,241       2.90%    2.85%      4.17%          0.75%         262.97%              --

Class B
10/31/97              3.56%      $2,866       2.50%    2.50%      3.31%        (1.92)%         130.48%         $0.0447
10/31/96   (3)      (1.66)%      $2,132       2.50%    2.50%      3.13%        (2.06)%          10.11%         $0.0340
9/30/96              23.63%      $2,022       2.50%    2.50%      3.37%        (1.00)%         160.72%         $0.0369

Class C
10/31/97              3.64%      $1,751       2.40%    2.40%      3.21%        (1.82)%         130.48%         $0.0447
10/31/96   (3)      (1.66)%      $2,243       2.40%    2.40%      3.03%        (1.96)%          10.11%         $0.0340
9/30/96              23.81%      $2,369       2.40%    2.40%      3.27%        (0.90)%         160.72%         $0.0369
9/30/95              34.90%      $2,565       3.45%    3.40%      4.72%          0.20%         262.97%              --


                  See Notes to Financial Highlights on Page 41

                                        10


                                Global Portfolio

Objective: Long-term growth of capital in a manner consistent with preservation of capital primarily through investing in common stocks of foreign and domestic issuers.

Investment Focus: The Global Portfolio invests primarily in common stocks of foreign and domestic issuers. It also invests in securities issued by foreign or domestic governments, government agencies, and other government entities.

Investor Profile: For the investor who wants capital growth without being limited to investments in U.S. securities. The investor should also be able to tolerate the significant risk factors associated with foreign investing.


Primary Investment Practices: The Portfolio's assets are normally invested in securities of issuers from at least five different countries, including the United States. Under unusual market circumstances, the Portfolio may, however, invest its assets in as few as three countries, or for temporary defensive purposes, in a single country.


The Portfolio seeks to invest substantially all of its assets in common stocks of companies that the sub-adviser believes are experiencing favorable demand for their products and services, and which operate in a favorable competitive environment and regulatory climate. These stocks are selected solely for their capital growth potential; investment income is not a consideration.

In evaluating foreign investments, the manager looks for: prospects for relative economic growth among countries, regions or geographic areas; expected levels of inflation; government policies influencing business conditions; and the outlook for currency relationships.


Sub-Adviser:  Janus Capital



                                Global Portfolio


                                                    SUMMARY OF EXPENSES                                Class of Shares
                                                                                                  A           B          C
Shareholder Transaction Expenses
Maximum Sales Charge Imposed on Purchases (as percentage of offering price)                     5.50%       None        None
Redemption Fees (a)                                                                             None        None        None
Deferred Sales Charge (as a percentage of original purchase price or redemption proceeds,       None        5.00%       None
whichever is lower) (b)
Annual Operating Expenses (as a percentage of average net assets)
Management Fees                                                                                 1.00%       1.00%       1.00%
12b-1 Distribution and Service Fees                                                             0.35%       1.00%       0.90%
Other Expenses (c)                                                                              0.56%       0.56%       0.56%
                                                                                                -----       -----       -----
Total Operating Expenses (c)                                                                    1.91%       2.56%       2.46%


Examples

The tables below show the expenses you would pay on a $1,000  investment  over a variety of time frames,  assuming a 5% annual return.  The first example assumes redemption at the end of each period.
Share Class                                                                          1 Year     3 Years     5 Years    10 Years
-----------                                                                          ------     -------     -------    --------
A                                                                                       $73        $112        $152        $266
B                                                                                       $76        $110        $146        $273
C                                                                                       $25         $77        $131        $280
The next example assumes no redemption and, therefore, no deferred sales charge.
Share Class                                                                          1 Year     3 Years     5 Years    10 Years
-----------                                                                          ------     -------     -------    --------
A                                                                                       $73        $112        $152        $266
B                                                                                       $26         $80        $136        $273
C                                                                                       $25         $77        $131        $280

-------------------------------

(a) A $10 service fee is charged for each redemption transaction paid by Federal funds bank wire, and a $20 service fee is charged for each check redemption sent via overnight delivery.

(b) On certain purchases of Class A shares in amounts greater than $1,000,000, a contingent deferred sales charge of 1% applies for 24 months after purchase.

(c) See Ratio of Expenses to Average Net Assets in the Financial Highlights section, and Note 6 to the Notes to Financial Highlights for further discussion of expenses.

The purpose of the Examples shown in the Summary of Expenses is to help you understand the direct and indirect expenses an investor in the Portfolio may bear. The Examples for Class B shares reflect conversion to Class A shares eight years after purchase, and assume that the shareholder was the owner of shares on the first day of the first year. For more information, see Investment Advisory and Other Services and Shareholder Information and Instructions.

Long-term shareholders may pay more in 12b-1 fees than the economic equivalent of the maximum sales charge permitted under the rules of the NASD.

EXPENSES SHOWN IN THE EXAMPLES DO NOT REPRESENT ACTUAL PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% RETURN IS HYPOTHETICAL, AND IS NOT A REPRESENTATION OR PREDICTION OF PAST OR FUTURE RETURNS, WHICH MAY BE MORE OR LESS THAN 5%.



                                Global Portfolio

                              FINANCIAL HIGHLIGHTS


                                             INVESTMENT OPERATIONS (2)
                                                  NET REALIZED
                      NET ASSET                        AND        TOTAL INCOME  DIVIDENDS  DISTRIBUTIONS
                        VALUE           NET         UNREALIZED    (LOSS) FROM    FROM NET     FROM NET                   NET ASSET
YEAR OR PERIOD       BEGINNING OF   INVESTMENT    GAIN (LOSS) ON   INVESTMENT   INVESTMENT    REALIZED        TOTAL     VALUE AT END
 ENDED (1)             PERIOD      INCOME (LOSS)    INVESTMENTS      INCOME       INCOME   CAPITAL GAINS  DISTRIBUTIONS  OF PERIOD
Class A
10/31/97               $21.39          $0.07         $4.38            $4.45        --         $(2.10)        $(2.10)      $23.74
10/31/96   (3)         $21.40        $(0.02)         $0.01          $(0.01)        --              --             --      $21.39
9/30/96                $17.73        $(0.09)         $4.38            $4.29        --         $(0.62)        $(0.62)      $21.40
9/30/95                $15.93        $(0.06)         $2.42            $2.36        --         $(0.56)        $(0.56)      $17.73
9/30/94                $13.35        $(0.04)         $2.62            $2.58        --              --             --      $15.93
9/30/93                $10.00        $(0.04)         $3.39            $3.35        --              --             --      $13.35

Class B
10/31/97               $21.13        $(0.03)         $4.38            $4.35        --         $(2.10)        ($2.10)      $23.38
10/31/96   (3)         $21.14        $(0.02)         $0.01          $(0.01)        --              --             --      $21.13
9/30/96                $17.57        $(0.19)         $4.38            $4.19        --         $(0.62)        $(0.62)      $21.14

 Class C
10/31/97               $21.03        $(0.01)         $4.38            $4.37        --         $(2.10)        $(2.10)      $23.30
10/31/96   (3)         $21.04        $(0.02)         $0.01          $(0.01)        --              --             --      $21.03
 9/30/96               $17.46        $(0.18)         $4.38            $4.20        --         $(0.62)        $(0.62)      $21.04
 9/30/95               $15.74        $(0.14)         $2.42            $2.28        --         $(0.56)        $(0.56)      $17.46
 9/30/94               $13.35        $(0.23)         $2.62            $2.39        --              --             --      $15.74




                                                                            RATIO OF NET
                               NET ASSETS   RATIO OF EXPENSES TO AVERAGE       INCOME
                               AT END OF         NET  ASSETS (6) (7)          (LOSS) TO        PORTFOLIO       AVERAGE
YEAR OR PERIOD      TOTAL        PERIOD     EXCLUDING INCLUDING              AVERAGE NET       TURNOVER      COMMISSION
  ENDED (1)        RETURN (5)   (000'S)      CREDITS   CREDITS    GROSS       ASSETS (7)        RATE (8)      RATE (9)
Class A
10/31/97             22.72%     $218,681      1.91%    1.91%         --        (0.05)%          91.02%         $0.0457
10/31/96   (3)      (0.05)%     $135,837      2.08%    2.07%         --        (1.15)%           2.59%         $0.0520
9/30/96              25.04%     $131,347      2.09%    2.06%         --        (0.67)%          97.94%         $0.0489
9/30/95              15.47%      $89,397      2.10%    1.97%         --        (0.43)%         161.48%              --
9/30/94              19.33%      $81,241      2.14%       --         --        (0.55)%         148.01%              --
9/30/93              33.52%      $17,430      2.84%       --      3.65%        (0.87)%         116.98%              --

Class B
10/31/97             22.53%      $43,951      2.56%    2.56%         --        (1.15)%          91.02%         $0.0457
10/31/96   (3)      (0.05)%       $5,966      2.73%    2.72%         --        (1.80)%           2.59%         $0.0520
9/30/96              24.70%       $5,000      2.74%    2.71%         --        (1.32)%          97.94%         $0.0489

 Class C
10/31/97             22.72%      $27,210      2.46%    2.46%         --        (1.05)%          91.02%         $0.0457
10/31/96   (3)      (0.05)%       $8,624      2.63%    2.62%         --        (1.70)%           2.59%         $0.0520
 9/30/96             24.91%       $8,081      2.64%    2.61%         --        (1.22)%          97.94%         $0.0489
 9/30/95             15.14%       $3,567      2.65%    2.52%         --        (0.98)%         161.48%              --
 9/30/94             17.90%       $3,571      4.04%       --         --        (2.46)%         148.01%              --


                  See Notes to Financial Highlights on Page 41


                                Growth Portfolio

Objective:  Growth of capital.

Investment Focus: The Growth Portfolio invests primarily in common stocks listed on a national securities exchange or on NASDAQ, which the Portfolio's sub-adviser believes have a good potential for capital growth. Investment analysis focuses on stocks with earnings growth potential that may not be recognized by the market. These securities are selected solely for their growth potential; investment income is not a consideration.

Investor Profile: For the investor who wants capital growth in a broadly diversified stock portfolio, and who can tolerate significant fluctuations in value.

Primary Investment Practices: The Portfolio seeks to invest substantially all of its assets in common stocks when its sub-adviser believes that the relevant market environment favors such investing. Common stock investments are selected from industries and companies that the portfolio manager believes are experiencing favorable demand for their products and services, and which operate in a favorable competitive environment and regulatory climate.


Sub-Adviser:  Janus Capital



                                Growth Portfolio
                                SUMMARY OF EXPENSES                                                  CLASS OF SHARES
                                                                                            A           B         C          T
Shareholder Transaction Expenses
Maximum Sales Charge Imposed on Purchases (as percentage of offering price)               5.50%         None      None     8.50%
Redemption Fees (a)                                                                        None         None      None      None
Deferred Sales Charge (as a percentage of original purchase price or redemption proceeds,  None        5.00%      None      None
whichever is lower) (b)
Annual Operating Expenses (as a percentage of average net assets)
Management Fees                                                                           1.00%        1.00%     1.00%     1.00%
12b-1 Distribution and Service Fees                                                       0.35%        1.00%     0.90%        --
Other Expenses (net of expense reimbursements and/or fee waivers) (c)                     0.26%        0.26%     0.26%     0.26%
                                                                                          -----        -----     -----     -----
Total Operating Expenses (net of expense reimbursements and/or fee waivers) (c)           1.61%        2.26%     2.16%     1.26%


Examples

The tables below show the expenses you would pay on a $1,000  investment  over a variety of time frames,  assuming a 5% annual return.  The first example assumes redemption at the end of each period.
Share Class                                                                          1 Year     3 Years     5 Years    10 Years
-----------                                                                          ------     -------     -------    --------
A                                                                                       $70        $103        $138        $236
B                                                                                       $73        $101        $131        $243
C                                                                                       $22         $68        $116        $249
T                                                                                       $97        $122        $148        $224
The next example assumes no redemption and, therefore, no deferred sales charge.
Share Class                                                                          1 Year     3 Years     5 Years    10 Years
-----------                                                                          ------     -------     -------    --------
A                                                                                       $70        $103        $138        $236
B                                                                                       $23         $71        $121        $243
C                                                                                       $22         $68        $116        $249
T                                                                                       $97        $122        $148        $224
-------------------------------

(a) A $10 service fee is charged for each redemption transaction paid by Federal funds bank wire, and a $20 service fee is charged for each check redemption sent via overnight delivery.

(b) On certain purchases of Class A or Class T shares in amounts greater than $1,000,000, a contingent deferred sales charge of 1% applies for 24 months after purchase.

(c) See Ratio of Expenses to Average Net Assets in the Financial Highlights section, and Note 6 to the Notes to Financial Highlights for further discussion of expenses.


The purpose of the Examples shown in the Summary of Expenses is to help you understand the direct and indirect expenses an investor in the Portfolio may bear. The Examples for Class B shares reflect conversion to Class A shares eight years after purchase, and assume that the shareholder was the owner of shares on the first day of the first year. For more information, see Investment Advisory and Other Services and Shareholder Information and Instructions.

Long-term shareholders may pay more in 12b-1 fees than the economic equivalent of the maximum sales charge permitted under the rules of the NASD.

EXPENSES SHOWN IN THE EXAMPLES DO NOT REPRESENT ACTUAL PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% RETURN IS HYPOTHETICAL, AND IS NOT A REPRESENTATION OR PREDICTION OF PAST OR FUTURE RETURNS, WHICH MAY BE MORE OR LESS THAN 5%.



                                Growth Portfolio
                              FINANCIAL HIGHLIGHTS

                                              INVESTMENT OPERATIONS (2)
                                                   NET REALIZED
                      NET ASSET                        AND        TOTAL INCOME  DIVIDENDS  DISTRIBUTIONS
                        VALUE           NET         UNREALIZED    (LOSS) FROM    FROM NET     FROM NET                   NET ASSET
YEAR OR PERIOD       BEGINNING OF   INVESTMENT    GAIN (LOSS) ON   INVESTMENT   INVESTMENT    REALIZED        TOTAL     VALUE AT END
 ENDED (1)             PERIOD      INCOME (LOSS)    INVESTMENTS      INCOME       INCOME   CAPITAL GAINS  DISTRIBUTIONS  OF PERIOD
 Class A
10/31/97               $21.97        $(0.02)           $3.56          $3.54            --     $(0.47)        $(0.47)      $25.04
10/31/96       (3)     $22.21             --         $(0.24)        $(0.24)            --          --             --      $21.97
 9/30/96               $22.84        $(0.11)           $4.66          $4.55            --     $(5.18)        $(5.18)      $22.21
 9/30/95               $16.78        $(0.05)           $6.18          $6.13            --     $(0.07)        $(0.07)      $22.84
 9/30/94  (4) (10)     $18.46          $0.01         $(1.22)        $(1.21)            --     $(0.47)        $(0.47)      $16.78
 9/30/93      (11)     $16.46          $0.04           $2.42          $2.46       $(0.07)     $(0.39)        $(0.46)      $18.46
 9/30/92               $16.22          $0.08           $0.88          $0.96       $(0.07)     $(0.65)        $(0.72)      $16.46
 9/30/91      (10)     $13.77          $0.14           $5.32          $5.46       $(0.17)     $(2.84)        $(3.01)      $16.22
 9/30/90               $17.52          $0.12         $(2.21)        $(2.09)       $(0.09)     $(1.57)        $(1.66)      $13.77
 9/30/89               $11.48          $0.09           $6.18          $6.27       $(0.23)          --        $(0.23)      $17.52
 9/30/88               $14.08          $0.25         $(1.59)        $(1.34)       $(0.16)     $(1.10)        $(1.26)      $11.48
 Class B
10/31/97               $21.60        $(0.14)           $3.56          $3.42            --     $(0.47)        $(0.47)      $24.55
10/31/96       (3)     $21.85        $(0.01)         $(0.24)        $(0.25)            --          --             --      $21.60
 9/30/96               $22.64        $(0.27)           $4.66          $4.39            --     $(5.18)        $(5.18)      $21.85

 Class C
10/31/97               $21.65        $(0.12)           $3.56          $3.44            --     $(0.47)        $(0.47)      $24.62
10/31/96       (3)     $21.91        $(0.02)         $(0.24)        $(0.26)            --          --             --      $21.65
 9/30/96               $22.64        $(0.21)           $4.66          $4.45            --     $(5.18)        $(5.18)      $21.91
 9/30/95               $16.68        $(0.15)           $6.18          $6.03            --     $(0.07)        $(0.07)      $22.64
 9/30/94       (4)     $18.46        $(0.09)         $(1.22)        $(1.31)            --     $(0.47)        $(0.47)      $16.68

 Class T      (12)
10/31/97               $22.17          $0.05           $3.56          $3.61            --     $(0.47)        $(0.47)      $25.31
10/31/96       (3)     $22.41             --         $(0.24)        $(0.24)            --          --             --      $22.17
 9/30/96      (13)     $22.23             --           $0.18          $0.18            --          --             --      $22.41



                                                                            RATIO OF NET
                               NET ASSETS   RATIO OF EXPENSES TO AVERAGE       INCOME
                               AT END OF         NET  ASSETS (6) (7)          (LOSS) TO        PORTFOLIO       AVERAGE
YEAR OR PERIOD      TOTAL        PERIOD     EXCLUDING INCLUDING              AVERAGE NET       TURNOVER      COMMISSION
  ENDED (1)        RETURN (5)   (000'S)      CREDITS   CREDITS    GROSS       ASSETS (7)        RATE (8)      RATE (9)
 Class A
10/31/97             16.40%    $614,544      1.61%    1.61%      --              0.10%         91.52%         $0.0443
10/31/96    (3)     (1.09)%    $565,032      1.68%    1.68%      --            (0.13)%          9.40%         $0.0360
 9/30/96             22.41%    $567,564      1.83%    1.82%      --            (0.22)%         57.80%         $0.0385
 9/30/95             36.70%    $485,935      1.86%    1.84%      --            (0.26)%        123.26%              --
 9/30/94   (10)     (6.72)%    $431,207      1.76%       --      --              0.04%         63.73%              --
 9/30/93            15.13 %    $548,564      1.61%       --      --              0.29%         97.40%              --
 9/30/92              6.10%    $403,361      1.61%       --      --              0.69%         56.21%              --
 9/30/91   (10)      48.00%    $126,436      1.48%       --      --              0.88%        102.16%              --
 9/30/90           (12.50)%     $74,594      1.35%       --      --              0.75%        127.79%              --
 9/30/89             55.70%     $89,494      1.41%       --      --              0.67%         98.88%              --
 9/30/88            (8.00)%     $65,463      1.47%       --      --              2.45%        133.28%              --
 Class B
10/31/97             16.11%     $13,046      2.26%    2.26%      --            (0.75)%         91.52%         $0.0443
10/31/96    (3)     (1.14)%      $5,242      2.32%    2.32%      --            (0.78)%          9.40%         $0.0360
 9/30/96             21.87%      $4,536      2.46%    2.45%      --            (0.86)%         57.80%         $0.0385

 Class C
10/31/97             16.19%      $14,295     2.16%    2.16%      --            (0.65)%          91.52%        $0.0443
10/31/96    (3)     (1.19)%      $11,016     2.23%    2.23%      --            (0.68)%           9.40%        $0.0360
 9/30/96             22.15%      $11,167     2.34%    2.33%      --            (0.77)%          57.80%        $0.0385
 9/30/95             36.32%       $5,593     2.41%    2.38%      --            (0.81)%         123.26%             --
 9/30/94            (7.72)%       $3,423     3.48%       --      --            (1.68)%          63.73%             --

 Class T   (12)
10/31/97             16.54%     $603,129     1.26%    1.26%      --              0.25%          91.52%        $0.0443
10/31/96    (3)     (1.03)%     $573,884     1.33%    1.33%      --            (0.20)%           9.40%        $0.0360
 9/30/96   (13)       0.81%     $585,505     1.18%    1.17%      --              0.36%          57.80%        $0.0385

                  See Notes to Financial Highlights on Page 41


                               C.A.S.E. Portfolio

Objective: Annual growth of capital through investment in companies whose management, financial resources and fundamentals appear attractive on a scale measured against each company's present value.

Investment Focus: The C.A.S.E. Portfolio's assets are normally invested in companies whose securities are traded on a national exchange or in the domestic over-the-counter markets. Companies are selected based on their perceived qualitative and quantitative fundamental strengths, on a market relative basis against other companies in the same industry, sector and against the broad market.


Investor Profile: For investors who seek growth in excess of the Standard & Poor's 500 Stock Index ("S&P 500") on a quarterly basis, in good markets as well as bad markets, but want a diversified portfolio that seeks to have investments in companies that have below market risk characteristics. The investor should be comfortable with the price fluctuations of a stock portfolio.

Primary Investment Practices: Employing the sub-adviser's proprietary forms of market comparative and stock specific research, companies are selected after evaluating the present nature of the economic cycle and after the sub-adviser identifies what it believes to be attractive sectors, industries and company specific circumstances. The Portfolio normally invests in common, preferred and convertible stocks of firms that the sub-adviser believes exhibit below market risk characteristics supported by below market multiples on a leading, lagging and ten-year basis, and are perceived to have above average fundamentals including return on equity, price to earnings ratio and other balance sheet components to obtain long-term capital growth. The sub-adviser applies its proprietary forms of research to such companies which it believes exhibit superior products, above average growth rates along with sound management and financials. Each company selected in the Portfolio is monitored against more than two dozen disciplines, on a market and comparative basis, including insider's activity, market style leadership, earnings surprise, analyst's change in earnings projection, return on equity, five-year earnings per share growth, price earnings ratio, price-to-book, price to cash flow, institutional activity and holdings, stock price changes, price to 200 day moving average, price to historical rising inflation, price to declining U.S. dollar and earnings projected change. The sub-adviser believes that above average performance is as much a condition of eliminating bad situations as it is discovering good ones. Securities are sold when companies appear overvalued or lose the fundamentals necessary for future confidence as determined by the sub-adviser of the Portfolio. For temporary defensive purposes, the Portfolio may elect to invest 20% or more of its investable assets in money market instruments, repurchase agreements and cash equivalents.

Sub-Adviser:  C.A.S.E. Management, Inc. ("C.A.S.E.")



                               C.A.S.E. Portfolio



                                                    SUMMARY OF EXPENSES                                Class of Shares
                                                                                                  A           B          C
Shareholder Transaction Expenses
Maximum Sales Charge Imposed on Purchases (as percentage of offering price)                     5.50%       None        None
Redemption Fees (a)                                                                             None        None        None
Deferred Sales Charge (as a percentage of original purchase price or redemption proceeds,       None        5.00%       None
whichever is lower) (b)
Annual Operating Expenses (as a percentage of average net assets)
Management Fees                                                                                 1.00%       1.00%       1.00%
12b-1 Distribution and Service Fees                                                             0.35%       1.00%       0.90%
Other Expenses (net of expense reimbursements and/or fee waivers) (c)                           0.50%       0.50%       0.50%
                                                                                                -----       -----       -----
Total Operating Expenses (net of expense reimbursements and/or fee waivers) (c)                 1.85%       2.50%       2.40%


Examples

The tables below show the expenses you would pay on a $1,000  investment  over a variety of time frames,  assuming a 5% annual return.  The first example assumes redemption at the end of each period.
Share Class                                                                          1 Year     3 Years     5 Years    10 Years
-----------                                                                          ------     -------     -------    --------
A                                                                                       $73        $110        $150        $260
B                                                                                       $75        $108        $143        $267
C                                                                                       $24         $75        $128        $274
The next example assumes no redemption and, therefore, no deferred sales charge.
Share Class                                                                          1 Year     3 Years     5 Years    10 Years
-----------                                                                          ------     -------     -------    --------
A                                                                                       $73        $110        $150        $260
B                                                                                       $25         $78        $133        $267
C                                                                                       $24         $75        $128        $274

-------------------------------

(a) A $10 service fee is charged for each redemption transaction paid by Federal funds bank wire, and a $20 service fee is charged for each check redemption sent via overnight delivery.

(b) On certain purchases of Class A shares in amounts greater than $1,000,000, a contingent deferred sales charge of 1% applies for 24 months after purchase.

(c) See Ratio of Expenses to Average Net Assets in the Financial Highlights section, and Note 6 to the Notes to Financial Highlights for further discussion of expenses. The Other Expenses before reimbursement/waiver were 3.27% for each class of shares. The Total Operating Expenses before reimbursement/waiver for Class A, Class B and Class C shares were 4.62%, 5.27% and 5.17%, respectively. Although the continuation of the expense reimbursement and fee waivers cannot be guaranteed, it is expected that they will remain in effect at least until the end of the Portfolio's fiscal year, October 31, 1998.

The purpose of the Examples shown in the Summary of Expenses is to help you understand the direct and indirect expenses an investor in the Portfolio may bear. The Examples for Class B shares reflect conversion to Class A shares eight years after purchase, and assume that the shareholder was the owner of shares on the first day of the first year. For more information, see Investment Advisory and Other Services and Shareholder Information and Instructions.

Long-term shareholders may pay more in 12b-1 fees than the economic equivalent of the maximum sales charge permitted under the rules of the NASD.

EXPENSES SHOWN IN THE EXAMPLES DO NOT REPRESENT ACTUAL PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% RETURN IS HYPOTHETICAL, AND IS NOT A REPRESENTATION OR PREDICTION OF PAST OR FUTURE RETURNS, WHICH MAY BE MORE OR LESS THAN 5%.



                               C.A.S.E. Portfolio

                              FINANCIAL HIGHLIGHTS



                                              INVESTMENT OPERATIONS (2)
                                                   NET REALIZED
                      NET ASSET                        AND        TOTAL INCOME  DIVIDENDS  DISTRIBUTIONS
                        VALUE           NET         UNREALIZED    (LOSS) FROM    FROM NET     FROM NET                   NET ASSET
YEAR OR PERIOD       BEGINNING OF   INVESTMENT    GAIN (LOSS) ON   INVESTMENT   INVESTMENT    REALIZED        TOTAL     VALUE AT END
 ENDED (1)             PERIOD      INCOME (LOSS)    INVESTMENTS      INCOME       INCOME   CAPITAL GAINS  DISTRIBUTIONS  OF PERIOD
 Class A
10/31/97   (4)         $10.56        $(0.01)           $2.86        $2.85          $(0.51)    --             $(0.51)      $12.90
10/31/96   (3)         $10.46        $(0.07)           $0.17        $0.10               --    --                  --      $10.56
 9/30/96               $10.00          $0.61         $(0.15)        $0.46               --    --                  --      $10.46

 Class B
10/31/97   (4)         $10.51        $(0.07)           $2.86        $2.79          $(0.45)    --             $(0.45)      $12.85
10/31/96   (3)         $10.41        $(0.07)           $0.17        $0.10               --    --                  --      $10.51
 9/30/96               $10.00          $0.56         $(0.15)        $0.41               --    --                  --      $10.41

 Class C
10/31/97   (4)         $10.52        $(0.06)           $2.86        $2.80          $(0.46)    --             $(0.46)      $12.86
10/31/96   (3)         $10.42        $(0.07)           $0.17        $0.10               --    --                  --      $10.52
 9/30/96               $10.00          $0.57         $(0.15)        $0.42               --    --                  --      $10.42






                                                                            RATIO OF NET
                               NET ASSETS   RATIO OF EXPENSES TO AVERAGE       INCOME
                               AT END OF         NET  ASSETS (6) (7)          (LOSS) TO        PORTFOLIO       AVERAGE
YEAR OR PERIOD      TOTAL        PERIOD     EXCLUDING INCLUDING              AVERAGE NET       TURNOVER      COMMISSION
  ENDED (1)        RETURN (5)   (000'S)      CREDITS   CREDITS    GROSS       ASSETS (7)        RATE (8)      RATE (9)
 Class A
10/31/97           28.31%      $3,920        1.85%    1.85%      4.62%        (0.34)%          183.06%         $0.0604
10/31/96   (3)      0.96%      $1,675        1.85%    1.84%      6.79%          0.27%           20.69%         $0.0603
 9/30/96            4.60%      $1,455        2.85%    2.85%      5.89%         10.00%          654.49%         $0.0396

 Class B
10/31/97           27.62%      $2,436        2.50%    2.50%      5.27%        (0.99)%          183.06%         $0.0604
10/31/96   (3)      0.96%      $1,159        2.50%    2.49%      7.44%          0.38%           20.69%         $0.0603
 9/30/96            4.10%      $1,100        3.50%    3.50%      6.54%          9.35%          654.49%         $0.0396

 Class C
10/31/97           27.73%      $2,028        2.40%    2.40%      5.17%        (0.89)%          183.06%         $0.0604
10/31/96   (3)      0.96%        $687        2.40%    2.39%      7.34%          0.28%           20.69%         $0.0603
 9/30/96            4.20%        $613        3.40%    3.40%      6.44%          9.45%          654.49%         $0.0396





                  See Notes to Financial Highlights on Page 41


                             Value Equity Portfolio

Objective:  Maximum consistent total return with minimum risk to principal.

Investment Focus: The Value Equity Portfolio invests primarily in common stocks with above-average statistical value which the sub-adviser believes are in fundamentally attractive industries and are undervalued at the time of purchase.

Investor Profile: For the investor who seeks both capital preservation and long-term capital appreciation.

Primary Investment Practices: The Portfolio seeks to achieve its investment objective by investing its assets in common stocks with above-average statistical value which the sub-adviser believes are in fundamentally attractive industries and are undervalued at the time of purchase. The sub-adviser will seek to identify stocks of above-average statistical value by using statistical measures to screen for below-average price-to-earnings and price-to-book ratios, above-average dividend yields and strong financial stability.


The sub-adviser will begin the process of evaluating potential investments by screening a universe of 1,100 companies, primarily of medium to large capitalization. For these purposes, the sub-adviser considers medium capitalization stocks to be stocks issued by companies with market capitalization of between $500 million and $3 billion, and large capitalization stocks to be those stocks issued by companies with market capitalization in excess of $3 billion. Investments in companies with market capitalization under $500 million will be limited to 10% of the Portfolio's total assets.


The process used by the sub-adviser to identify promising under-valued companies within this universe of companies may be different from those of other value-oriented investment managers in the following ways: the use of earnings averaged over both strong and weak periods to value cyclical companies, a focus on quality of earnings, investment in relative value, and concentration in industries/sectors having strong long-term fundamentals.

As a part of this multi-disciplined approach to capturing value, the sub-adviser first seeks to identify market sectors early in their cycle of fundamental improvement, investor recognition and market exploitation. Industry fundamentals used in this decision making process are business trend analysis (to analyze industry and company fundamentals for the impact of changing worldwide product demand/supply), direction of inflation and interest rates, and expansion/contraction of business cycles. The sub-adviser utilizes in-house capabilities, in addition to independent resources, for economic, industry and securities research.

Following this initial phase, approximately 200 companies that the sub-adviser believes have above-average statistical value and are in a sector identified as having positive fundamentals on a long-term basis, will be actively followed. The Portfolio's investments will generally be selected from among these 200 actively followed companies. Company visits and interviews with management augment fundamental research in seeking to identify the potential value in these investments. The Portfolio will focus on those industries with positive fundamentals and likewise will seek to minimize risk by avoiding industries with deteriorating long-term fundamentals. No more than 10% of the Portfolio's assets may be invested in fixed-income securities considered to be non-investment grade, commonly known as "junk bonds."


Sub-Adviser:  NWQ Investment Management Company, Inc. ("NWQ")


                             Value Equity Portfolio




                                                    SUMMARY OF EXPENSES                                Class of Shares
                                                                                                  A           B          C
Shareholder Transaction Expenses
Maximum Sales Charge Imposed on Purchases (as percentage of offering price)                    5.50%        None        None
Redemption Fees (a)                                                                             None        None        None
Deferred Sales Charge (as a percentage of original purchase price or redemption proceeds,       None        5.00%       None
whichever is lower) (b)
Annual Operating Expenses (as a percentage of average net assets)
Management Fees                                                                                1.00%        1.00%       1.00%
12b-1 Distribution and Service Fees                                                            0.35%        1.00%       0.90%
Other Expenses (net of expense reimbursements and/or fee waivers) (c)                          0.15%        0.15%       0.15%
                                                                                               -----        -----       -----
Total Operating Expenses (net of expense reimbursements and/or fee waivers) (c)                1.50%        2.15%       2.05%

Examples

The tables below show the expenses you would pay on a $1,000  investment  over a variety of time frames,  assuming a 5% annual return.  The first example assumes redemption at the end of each period.
Share Class                                                                          1 Year     3 Years     5 Years    10 Years
-----------                                                                          ------     -------     -------    --------
A                                                                                       $69        $100        $132        $224
B                                                                                       $72         $97        $125        $232
C                                                                                       $21         $64        $110        $238
The next example assumes no redemption and, therefore, no deferred sales charge.
Share Class                                                                          1 Year     3 Years     5 Years    10 Years
-----------                                                                          ------     -------     -------    --------
A                                                                                       $69        $100        $132        $224
B                                                                                       $22         $67        $115        $232
C                                                                                       $21         $64        $110        $238

-------------------------------

(a) A $10 service fee is charged for each redemption transaction paid by Federal funds bank wire, and a $20 service fee is charged for each check redemption sent via overnight delivery.

(b) On certain purchases of Class A shares in amounts greater than $1,000,000, a contingent deferred sales charge of 1% applies for 24 months after purchase.

(c) The Value  Equity  Portfolio  commenced  operations  on  February  3,  1997, therefore the percentages set forth as "Other Expenses" and "Total Operating Expenses" are annualized. See Ratio of Expenses to Average Net Assets in the Financial Highlights section, and Note 6 to the Notes to Financial Highlights for further discussion of expenses. The Other Expenses before reimbursement/waiver were 2.70% for each class of shares. The Total Operating Expenses before reimbursement waiver for Class A, Class B and Class C shares were 4.05%, 4.70% and 4.60%, respectively. Although the continuation of the expense reimbursements and fee waivers cannot be guaranteed, it is expected that they will remain in effect at least until the end of the Portfolio's fiscal year, October 31, 1998.


The purpose of the Examples shown in the Summary of Expenses is to help you understand the direct and indirect expenses an investor in the Portfolio may bear. The Examples for Class B shares reflect conversion to Class A shares eight years after purchase, and assume that the shareholder was the owner of shares on the first day of the first year. For more information, see Investment Advisory and Other Services and Shareholder Information and Instructions.

Long-term shareholders may pay more in 12b-1 fees than the economic equivalent of the maximum sales charge permitted under the rules of the NASD.

EXPENSES SHOWN IN THE EXAMPLES DO NOT REPRESENT ACTUAL PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% RETURN IS HYPOTHETICAL, AND IS NOT A REPRESENTATION OR PREDICTION OF PAST OR FUTURE RETURNS, WHICH MAY BE MORE OR LESS THAN 5%.



                             Value Equity Portfolio

                              FINANCIAL HIGHLIGHTS



                                              INVESTMENT OPERATIONS (2)
                                                   NET REALIZED
                      NET ASSET                        AND        TOTAL INCOME  DIVIDENDS  DISTRIBUTIONS
                        VALUE           NET         UNREALIZED    (LOSS) FROM    FROM NET     FROM NET                   NET ASSET
YEAR OR PERIOD       BEGINNING OF   INVESTMENT    GAIN (LOSS) ON   INVESTMENT   INVESTMENT    REALIZED        TOTAL     VALUE AT END
 ENDED (1)             PERIOD      INCOME (LOSS)    INVESTMENTS      INCOME       INCOME   CAPITAL GAINS  DISTRIBUTIONS  OF PERIOD
 Class A
10/31/97               $10.00          $0.02         $1.69           $1.71         --         --             --           $11.71
 Class B
10/31/97               $10.00        $(0.02)         $1.69           $1.67         --         --             --           $11.67
 Class C
10/31/97               $10.00        $(0.02)         $1.69           $1.67         --         --             --           $11.67




                                                                            RATIO OF NET
                               NET ASSETS   RATIO OF EXPENSES TO AVERAGE       INCOME
                               AT END OF         NET  ASSETS (6) (7)          (LOSS) TO        PORTFOLIO       AVERAGE
YEAR OR PERIOD      TOTAL        PERIOD     EXCLUDING INCLUDING              AVERAGE NET       TURNOVER      COMMISSION
  ENDED (1)        RETURN (5)   (000'S)      CREDITS   CREDITS    GROSS       ASSETS (7)        RATE (8)      RATE (9)
 Class A
10/31/97           17.14%       $5,305        1.50%    1.50%      4.05%          0.38%          6.40%         $0.0673
 Class B
10/31/97           16.65%       $2,850        2.15%    2.15%      4.70%        (0.28)%          6.40%         $0.0673
 Class C
10/31/97           16.73%       $1,670        2.05%    2.05%      4.60%        (0.18)%          6.40%         $0.0673





                  See Notes to Financial Highlights on Page 41


                        Strategic Total Return Portfolio

Objective: Current income, long-term growth of income and capital appreciation.

Investment Focus: The Strategic Total Return Portfolio seeks to invest primarily in a blend of equity and fixed-income securities, including common stocks, income-producing securities convertible into common stock and fixed-income securities. The Portfolio will primarily invest in equity and debt securities of companies with established operating histories and strong fundamental characteristics.

Investor Profile: For the investor who seeks capital appreciation and income growth through a strategic blend of stocks and bonds. The investor should desire a fundamentally-oriented investment approach which emphasizes risk management.


Primary Investment Practices: The Portfolio seeks to invest its assets primarily in income producing common or preferred stock, convertible debt obligations and other income producing securities. The sub-adviser typically seeks companies which exhibit strong fundamental characteristics and considers fundamental factors such as balance sheet quality, cash flow generation, earnings and dividend growth record and outlook, and profitability levels. The sub-adviser intends to consider these and other fundamental characteristics in determining attractive investment opportunities in equity and fixed-income investment securities. However, the sub-adviser may select securities based on other factors. For example, some securities may be purchased at an apparent discount to their appropriate value, anticipating that they will increase to that value over time. The Portfolio seeks to achieve an income yield in excess of the average dividend income yield of the stocks in the S&P 500 primarily by utilizing both equity and fixed-income securities. It is anticipated that approximately 25% of the Portfolio's assets will be invested in fixed-income securities, some of which may be convertible into common stocks. No more than 10% of the Portfolio's assets may be invested in fixed-income securities considered to be non-investment grade. The Portfolio does not intend to invest more than 20% of its assets in equities which do not pay a dividend.


The sub-adviser expects that the majority of the Portfolio's equity securities will be listed on a national securities exchange or traded on NASDAQ or in the U.S. over-the-counter market.


Sub-Adviser:  Luther King Capital Management Corporation ("Luther King")



                        Strategic Total Return Portfolio



                                                    SUMMARY OF EXPENSES                                Class of Shares
                                                                                                  A           B          C
Shareholder Transaction Expenses
Maximum Sales Charge Imposed on Purchases (as percentage of offering price)                      5.50%       None        None
Redemption Fees (a)                                                                              None        None        None
Deferred Sales Charge (as a percentage of original purchase price or redemption proceeds,        None        5.00%       None
whichever is lower) (b)
Annual Operating Expenses (as a percentage of average net assets)
Management Fees                                                                                  1.00%       1.00%       1.00%
12b-1 Distribution and Service Fees                                                              0.35%       1.00%       0.90%
Other Expenses (net of expense reimbursements and/or fee waivers) (c)                            0.50%       0.50%       0.50%
                                                                                                 -----       -----       -----
Total Operating Expenses (net of expense reimbursements and/or fee waivers) (c)                  1.85%       2.50%       2.40%


Examples

The tables below show the expenses you would pay on a $1,000  investment  over a variety of time frames,  assuming a 5% annual return.  The first example assumes redemption at the end of each period.
Share Class                                                                          1 Year     3 Years     5 Years    10 Years
-----------                                                                          ------     -------     -------    --------
A                                                                                       $73       $110         $150        $260
B                                                                                       $75       $108         $143        $267
C                                                                                       $24        $75         $128        $274
The next example assumes no redemption and, therefore, no deferred sales charge.
Share Class                                                                          1 Year    3 Years      5 Years    10 Years
-----------                                                                          ------    -------      -------    --------
A                                                                                       $73       $110         $150        $260
B                                                                                       $25        $78         $133        $267
C                                                                                       $24        $75         $128        $274

-------------------------------

(a) A $10 service fee is charged for each redemption transaction paid by Federal funds bank wire, and a $20 service fee is charged for each check redemption sent via overnight delivery.

(b) On certain purchases of Class A shares in amounts greater than $1,000,000, a contingent deferred sales charge of 1% applies for 24 months after purchase.

(c) See Ratio of Expenses to Average Net Assets in the Financial Highlights section, and Note 6 to the Notes to Financial Highlights for further discussion of expenses. The Other Expenses before reimbursement/waiver were .93% for each class of shares. The Total Operating Expenses before reimbursement/waiver for Class A, Class B and Class C shares were 2.28%, 2.93% and 2.83%, respectively. Although the continuation of the expense reimbursements and fee waivers cannot be guaranteed, it is expected that they will remain in effect at least until the end of the Portfolio's fiscal year, October 31, 1998.

The purpose of the Examples shown in the Summary of Expenses is to help you understand the direct and indirect expenses an investor in the Portfolio may bear. The Examples for Class B shares reflect conversion to Class A shares eight years after purchase, and assume that the shareholder was the owner of shares on the first day of the first year. For more information, see Investment Advisory and Other Services and Shareholder Information and Instructions.

Long-term shareholders may pay more in 12b-1 fees than the economic equivalent of the maximum sales charge permitted under the rules of the NASD.

EXPENSES SHOWN IN THE EXAMPLES DO NOT REPRESENT ACTUAL PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% RETURN IS HYPOTHETICAL, AND IS NOT A REPRESENTATION OR PREDICTION OF PAST OR FUTURE RETURNS, WHICH MAY BE MORE OR LESS THAN 5%.



                        Strategic Total Return Portfolio


                              FINANCIAL HIGHLIGHTS

                                              INVESTMENT OPERATIONS (2)
                                                   NET REALIZED
                      NET ASSET                        AND        TOTAL INCOME  DIVIDENDS  DISTRIBUTIONS
                        VALUE           NET         UNREALIZED    (LOSS) FROM    FROM NET     FROM NET                   NET ASSET
YEAR OR PERIOD       BEGINNING OF   INVESTMENT    GAIN (LOSS) ON   INVESTMENT   INVESTMENT    REALIZED        TOTAL     VALUE AT END
 ENDED (1)             PERIOD      INCOME (LOSS)    INVESTMENTS      INCOME       INCOME   CAPITAL GAINS  DISTRIBUTIONS  OF PERIOD
 Class A
10/31/97               $13.43        $0.20            $2.79          $2.99       $(0.19)     $(0.32)        $(0.51)       $15.91
10/31/96    (3)        $13.27        $0.01            $0.15          $0.16            --          --             --       $13.43
 9/30/96               $11.74        $0.20            $1.65          $1.85       $(0.17)     $(0.15)        $(0.32)       $13.27
 9/30/95               $10.00        $0.09            $1.75          $1.84       $(0.10)          --        $(0.10)       $11.74

 Class B
10/31/97               $13.42        $0.10            $2.79          $2.89       $(0.10)     $(0.32)        $(0.42)       $15.89
10/31/96    (3)        $13.27           --            $0.15          $0.15            --          --             --       $13.42
 9/30/96               $11.73        $0.13            $1.65          $1.78       $(0.09)     $(0.15)        $(0.24)       $13.27

 Class C
10/31/97               $13.42        $0.12            $2.79          $2.91       $(0.11)     $(0.32)        $(0.43)       $15.90
10/31/96    (3)        $13.27           --            $0.15          $0.15            --          --             --       $13.42
 9/30/96               $11.73        $0.15            $1.65          $1.80       $(0.11)     $(0.15)        $(0.26)       $13.27
 9/30/95               $10.00        $0.03            $1.75          $1.78       $(0.05)          --        $(0.05)       $11.73




                                                                            RATIO OF NET
                               NET ASSETS   RATIO OF EXPENSES TO AVERAGE       INCOME
                               AT END OF         NET  ASSETS (6) (7)          (LOSS) TO        PORTFOLIO       AVERAGE
YEAR OR PERIOD      TOTAL        PERIOD     EXCLUDING INCLUDING              AVERAGE NET       TURNOVER      COMMISSION
  ENDED (1)        RETURN (5)   (000'S)      CREDITS   CREDITS    GROSS       ASSETS (7)        RATE (8)      RATE (9)
 Class A
10/31/97           22.80%       $21,629       1.85%     1.85%      2.28%       1.41%            51.44%         $0.0607
10/31/96    (3)     1.20%       $11,744       1.85%     1.82%      2.76%       1.47%             5.50%         $0.0591
 9/30/96           16.00%       $11,314       1.85%     1.79%      2.79%       1.67%            40.58%         $0.0622
 9/30/95           18.43%        $5,167       2.99%     2.85%      4.57%       0.85%            34.67%              --

 Class B
10/31/97           22.03%        $4,698       2.50%     2.50%      2.93%       0.76%            51.44%         $0.0607
10/31/96    (3)     1.13%        $1,684       2.50%     2.47%      3.40%       0.82%             5.50%         $0.0591
 9/30/96           15.38%        $1,537       2.50%     2.44%      3.44%       1.02%            40.58%         $0.0622

 Class C
10/31/97           22.15%        $4,332       2.40%     2.40%      2.83%       0.86%            51.44%         $0.0607
10/31/96    (3)     1.13%        $1,792       2.40%     2.37%      3.30%       0.92%             5.50%         $0.0591
 9/30/96           15.49%        $1,728       2.40%     2.34%      3.34%       1.12%            40.58%         $0.0622
 9/30/95           17.95%          $281       3.54%     3.40%      5.12%       0.30%            34.67%              --



                  See Notes to Financial Highlights on Page 41


                       Tactical Asset Allocation Portfolio

Objective:  Preservation of capital and competitive investment returns.


Investment Focus: The Tactical Asset Allocation Portfolio invests primarily in stocks, U.S. Treasury bonds, notes and bills, money market funds and debt obligations of U.S. issuers. Models are used in determining when the Portfolio's assets are "tactically" allocated among these groups of investments.


Investor Profile: For the investor who wants a combination of capital growth and income, and who is comfortable with the risks associated with an actively traded portfolio which shifts assets between equity and debt.


Primary Investment Practices: The Portfolio focuses on high quality, liquid, large capitalization stocks. In selecting the Portfolio securities, the sub-adviser utilizes a selection process that starts with a "bottom-up" screening of the market to identify stocks that are statistically undervalued, based on certain financial characteristics relative to the stock's historical norms. The sub-adviser's ultimate goal is to choose stocks whose price has been driven down due to an "overreaction" by the market to their perceived risks. By following the sub-adviser's approach, the Portfolio seeks to achieve a dividend income yield in excess of the dividend income yield of the S&P 500.


"Asset allocation" is an investment technique which shifts assets from one class of investment to another in anticipation of changes in market direction. The
Portfolio seeks to enhance its returns in positive markets by increasing its equity exposure, then to protect itself in negative markets by shifting assets into fixed income investments and reducing equity exposure.


The Portfolio seeks to invest its assets primarily in income producing common or preferred stock when the sub-adviser believes that the market environment favors profitable investing in such securities. The remainder of the Portfolio will ordinarily be invested in debt obligations of U.S. issuers, some of which will typically be convertible into common stock. The Portfolio does not, at present, intend to invest morer than 20% of its assets in equities which do not pay a dividend.


The Portfolio seeks to invest its assets primarily in income producing common or preferred stock when the sub-adviser believes that the market environment favors profitable investing in such securities. The remainder of the Portfolio will ordinarily be invested in debt obligations of U.S. issuers, some of which will typically be convertible into common stock. The Portfolio does not, at present, intend to invest more than 20% of its assets in equities which do not pay a dividend.


The Portfolio may invest up to 10% of its total assets in money market funds. If the forecasting models predict a decline in the stock market, the sub-adviser will reduce equity exposure which will increase the Portfolio's cash position, including investment in money market funds.

Sub-Adviser:  Dean Investment Associates ("Dean Investment")



                       Tactical Asset Allocation Portfolio




                                                    SUMMARY OF EXPENSES                                Class of Shares
                                                                                                  A           B          C
Shareholder Transaction Expenses
Maximum Sales Charge Imposed on Purchases (as percentage of offering price)                      5.50%       None        None
Redemption Fees (a)                                                                               None       None        None
Deferred Sales Charge (as a percentage of original purchase price or redemption proceeds,         None       5.00%       None
whichever is lower) (b)
Annual Operating Expenses (as a percentage of average net assets)
Management Fees                                                                                  1.00%       1.00%       1.00%
12b-1 Distribution and Service Fees                                                              0.35%       1.00%       0.90%
Other Expenses (net of expense reimbursements and/or fee waivers) (c)                            0.50%       0.50%       0.50%
                                                                                                 -----       -----       -----
Total Operating Expenses (net of expense reimbursements and/or fee waivers) (c)                  1.85%       2.50%       2.40%

Examples

The tables below show the expenses you would pay on a $1,000  investment  over a variety of time frames,  assuming a 5% annual return.  The first example assumes redemption at the end of each period.
Share Class                                                                          1 Year     3 Years     5 Years    10 Years
-----------                                                                          ------     -------     -------    --------
A                                                                                       $73         $110       $150        $260
B                                                                                       $75         $108       $143        $267
C                                                                                       $24          $75       $128        $274
The next example assumes no redemption and, therefore, no deferred sales charge.
Share Class                                                                          1 Year      3 Years    5 Years    10 Years
-----------                                                                          ------      -------    -------    --------
A                                                                                       $73         $110       $150        $260
B                                                                                       $25          $78       $133        $267
C                                                                                       $24          $75       $128        $274

-------------------------------

(a) A $10 service fee is charged for each redemption transaction paid by Federal funds bank wire, and a $20 service fee is charged for each check redemption sent via overnight delivery.

(b) On certain purchases of Class A shares in amounts greater than $1,000,000, a contingent deferred sales charge of 1% applies for 24 months after purchase.

(c) See Ratio of Expenses to Average Net Assets in the Financial Highlights section, and Note 6 to the Notes to Financial Highlights for further discussion of expenses. The Other Expenses before reimbursement/waiver were .95% for each class of shares. The Total Operating Expenses before reimbursement/waiver for Class A, Class B and Class C shares were 2.30%, 2.95% and 2.85%, respectively. Although the continuation of the expense reimbursements and fee waivers cannot be guaranteed, it is expected that they will remain in effect at least until the end of the Portfolio's fiscal year, October 31, 1998.


The purpose of the Examples shown in the Summary of Expenses is to help you understand the direct and indirect expenses an investor in the Portfolio may bear. The Examples for Class B shares reflect conversion to Class A shares eight years after purchase, and assume that the shareholder was the owner of shares on the first day of the first year. For more information, see Investment Advisory and Other Services and Shareholder Information and Instructions.

Long-term shareholders may pay more in 12b-1 fees than the economic equivalent of the maximum sales charge permitted under the rules of the NASD.

EXPENSES SHOWN IN THE EXAMPLES DO NOT REPRESENT ACTUAL PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% RETURN IS HYPOTHETICAL, AND IS NOT A REPRESENTATION OR PREDICTION OF PAST OR FUTURE RETURNS, WHICH MAY BE MORE OR LESS THAN 5%.



                       Tactical Asset Allocation Portfolio


                              FINANCIAL HIGHLIGHTS




                                              INVESTMENT OPERATIONS (2)
                                                   NET REALIZED
                      NET ASSET                        AND        TOTAL INCOME  DIVIDENDS  DISTRIBUTIONS
                        VALUE           NET         UNREALIZED    (LOSS) FROM    FROM NET     FROM NET                   NET ASSET
YEAR OR PERIOD       BEGINNING OF   INVESTMENT    GAIN (LOSS) ON   INVESTMENT   INVESTMENT    REALIZED        TOTAL     VALUE AT END
 ENDED (1)             PERIOD      INCOME (LOSS)    INVESTMENTS      INCOME       INCOME   CAPITAL GAINS  DISTRIBUTIONS  OF PERIOD
Class A
10/31/97               $11.19         $0.19           $2.02          $2.21       $(0.17)     $(0.04)        $(0.21)       $13.19
10/31/96    (3)        $11.03         $0.02           $0.14          $0.16            --          --             --       $11.19
9/30/96                $10.00         $0.08           $1.03          $1.11       $(0.08)          --        $(0.08)       $11.03

Class B
10/31/97               $11.18         $0.11           $2.02          $2.13       $(0.09)     $(0.04)        $(0.13)       $13.18
10/31/96    (3)        $11.02         $0.02           $0.14          $0.16            --          --             --       $11.18
9/30/96                $10.00            --           $1.03          $1.03       $(0.01)          --        $(0.01)       $11.02

Class C
10/31/97               $11.18         $0.12           $2.02          $2.14       $(0.10)     $(0.04)        $(0.14)       $13.18
10/31/96    (3)        $11.03         $0.01           $0.14          $0.15            --          --             --       $11.18
9/30/96                $10.00         $0.02           $1.03          $1.05       $(0.02)          --        $(0.02)       $11.03



                                                                            RATIO OF NET
                               NET ASSETS   RATIO OF EXPENSES TO AVERAGE       INCOME
                               AT END OF         NET  ASSETS (6) (7)          (LOSS) TO        PORTFOLIO       AVERAGE
YEAR OR PERIOD      TOTAL        PERIOD     EXCLUDING INCLUDING              AVERAGE NET       TURNOVER      COMMISSION
  ENDED (1)        RETURN (5)   (000'S)      CREDITS   CREDITS    GROSS       ASSETS (7)        RATE (8)      RATE (9)
 Class A
10/31/97           19.84%       $12,291       1.85%    1.85%      2.30%        1.57%            71.63%        $0.0732
10/31/96    (3)     1.45%        $8,396       1.85%    1.85%      2.65%        1.26%             2.38%        $0.0800
 9/30/96           11.07%        $7,401       2.85%    2.85%      3.20%        0.72%            56.22%        $0.0828

 Class B
10/31/97           19.08%        $9,747       2.50%    2.50%      2.95%        0.92%            71.63%        $0.0732
10/31/96    (3)     1.45%        $5,013       2.50%    2.50%      3.30%        0.61%             2.38%        $0.0800
 9/30/96           10.39%        $4,848       3.50%    3.50%      3.85%        0.07%            56.22%        $0.0828

 Class C
10/31/97           19.20%        $5,088       2.40%    2.40%      2.85%        1.02%            71.63%        $0.0732
10/31/96    (3)     1.36%        $4,758       2.40%    2.40%      3.20%        0.71%             2.38%        $0.0800
 9/30/96           10.50%        $4,641       3.40%    3.40%      3.75%        0.17%            56.22%        $0.0828



                  See Notes to Financial Highlights on Page 41


                               Balanced Portfolio

Objective: Long-term capital growth, consistent with preservation of capital and balanced by current income.

Investment Focus: The Balanced Portfolio normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. At least 25% of its assets normally will be invested in fixed income senior securities, which include debt securities and preferred stocks.


Investor Profile: For the investor who wants capital growth and income from the same investment, but who also wants an investment that sustains its value by maintaining a balance between equity and debt. The Portfolio is not designed for investors who desire a consistent level of income.


Primary Investment Practices: The growth component of the Portfolio is expected to consist primarily of common stocks, selected in industries and companies that the sub-adviser believes are experiencing favorable demand for their products and services, and which operate in a favorable competitive environment and regulatory climate. The sub-adviser's analysis of these stocks aims to find companies with earnings growth potential that may not be recognized by the market.

The income component of the Portfolio may consist of all types of income-producing securities, including common stocks selected primarily for their dividend payments, preferred stocks, convertible securities and debt securities of corporate and government issuers.

The Portfolio may select equity securities for the income component on the basis of growth potential, dividend paying properties, or some combination of both.

The Portfolio may shift assets between the growth and income portions of its portfolio based on its sub-adviser's analysis of the relevant market, financial and economic conditions. If the sub-adviser believes that growth securities will provide better returns than the yields available or expected on income-producing securities, then the Portfolio will place a greater emphasis on growth securities.


Sub-Adviser:  Janus Capital



                               Balanced Portfolio


                                                    SUMMARY OF EXPENSES                                Class of Shares
                                                                                                  A           B          C
Shareholder Transaction Expenses
Maximum Sales Charge Imposed on Purchases (as percentage of offering price)                      5.50%       None        None
Redemption Fees (a)                                                                              None        None        None
Deferred Sales Charge (as a percentage of original purchase price or redemption proceeds,        None        5.00%       None
whichever is lower) (b)
Annual Operating Expenses (as a percentage of average net assets)
Management Fees                                                                                  1.00%       1.00%       1.00%
12b-1 Distribution and Service Fees                                                              0.35%       1.00%       0.90%
Other Expenses (net of expense reimbursements and/or fee waivers) (c)                            0.50%       0.50%       0.50%
                                                                                                 -----       -----       -----
Total Operating Expenses (net of expense reimbursements and/or fee waivers) (c)                  1.85%       2.50%       2.40%


Examples

The tables below show the expenses you would pay on a $1,000  investment  over a variety of time frames,  assuming a 5% annual return.  The first example assumes redemption at the end of each period.
Share Class                                                                          1 Year     3 Years     5 Years    10 Years
-----------                                                                          ------     -------     -------    --------
A                                                                                       $73        $110        $150        $260
B                                                                                       $75        $108        $143        $267
C                                                                                       $24         $75        $128        $274
The next example assumes no redemption and, therefore, no deferred sales charge.
Share Class                                                                          1 Year     3 Years     5 Years    10 Years
-----------                                                                          ------     -------     -------    --------
A                                                                                       $73        $110        $150        $260
B                                                                                       $25         $78        $133        $267
C                                                                                       $24         $75        $128        $274

-------------------------------

(a) A $10 service fee is charged for each redemption transaction paid by Federal funds bank wire, and a $20 service fee is charged for each check redemption sent via overnight delivery.

(b) On certain purchases of Class A shares in amounts greater than $1,000,000, a contingent deferred sales charge of 1% applies for 24 months after purchase.

(c) See Ratio of Expenses to Average Net Assets in the Financial Highlights section, and Note 6 to the Notes to Financial Highlights for further discussion of expenses. The Other Expenses before reimbursement/waiver were 1.53% for each class of shares. The Total Operating Expenses before reimbursement/waiver for Class A, Class B and Class C shares were 2.88%, 3.53% and 3.43%, respectively. Although the continuation of the expense reimbursements and fee waivers cannot be guaranteed, it is expected that they will remain in effect at least until the end of the Portfolio's fiscal year, October 31, 1998.

The purpose of the Examples shown in the Summary of Expenses is to help you understand the direct and indirect expenses an investor in the Portfolio may bear. The Examples for Class B shares reflect conversion to Class A shares eight years after purchase, and assume that the shareholder was the owner of shares on the first day of the first year. For more information, see Investment Advisory and Other Services and Shareholder Information and Instructions.

Long-term shareholders may pay more in 12b-1 fees than the economic equivalent of the maximum sales charge permitted under the rules of the NASD.

EXPENSES SHOWN IN THE EXAMPLES DO NOT REPRESENT ACTUAL PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% RETURN IS HYPOTHETICAL, AND IS NOT A REPRESENTATION OR PREDICTION OF PAST OR FUTURE RETURNS, WHICH MAY BE MORE OR LESS THAN 5%.



                               Balanced Portfolio

                              FINANCIAL HIGHLIGHTS



                                              INVESTMENT OPERATIONS (2)
                                                   NET REALIZED
                      NET ASSET                        AND        TOTAL INCOME  DIVIDENDS  DISTRIBUTIONS
                        VALUE           NET         UNREALIZED    (LOSS) FROM    FROM NET     FROM NET                   NET ASSET
YEAR OR PERIOD       BEGINNING OF   INVESTMENT    GAIN (LOSS) ON   INVESTMENT   INVESTMENT    REALIZED        TOTAL     VALUE AT END
  ENDED (1)            PERIOD      INCOME (LOSS)    INVESTMENTS      INCOME       INCOME   CAPITAL GAINS  DISTRIBUTIONS  OF PERIOD
Class A
10/31/97               $13.58         $0.19           $2.52          $2.71       $(0.20)     $(1.75)         $(1.95)      $14.34
10/31/96    (3)        $13.47         $0.01           $0.10          $0.11            --          --              --      $13.58
9/30/96                $11.47         $0.24           $2.25          $2.49       $(0.21)     $(0.28)         $(0.49)      $13.47
9/30/95                $10.00         $0.05           $1.47          $1.52       $(0.05)          --         $(0.05)      $11.47

Class B
10/31/97               $13.56         $0.12           $2.52          $2.64       $(0.12)     $(1.75)         $(1.87)      $14.33
10/31/96    (3)        $13.46            --           $0.10          $0.10            --          --              --      $13.56
9/30/96                $11.47         $0.15           $2.25          $2.40       $(0.13)     $(0.28)         $(0.41)      $13.46

Class C
10/31/97               $13.57         $0.12           $2.52          $2.64       $(0.13)     $(1.75)         $(1.88)      $14.33
10/31/96    (3)        $13.46         $0.01           $0.10          $0.11            --          --              --      $13.57
9/30/96                $11.47         $0.16           $2.25          $2.41       $(0.14)     $(0.28)         $(0.42)      $13.46
9/30/95                $10.00         $0.01           $1.47          $1.48       $(0.01)          --         $(0.01)      $11.47




                                                                            RATIO OF NET
                               NET ASSETS   RATIO OF EXPENSES TO AVERAGE       INCOME
                               AT END OF         NET  ASSETS (6) (7)          (LOSS) TO        PORTFOLIO       AVERAGE
YEAR OR PERIOD      TOTAL        PERIOD     EXCLUDING INCLUDING              AVERAGE NET       TURNOVER      COMMISSION
  ENDED (1)        RETURN (5)   (000'S)      CREDITS   CREDITS    GROSS       ASSETS (7)        RATE (8)      RATE (9)
Class A
10/31/97           22.96%       $13,414       1.85%    1.85%      2.88%        1.29%            127.08%       $0.0481
10/31/96    (3)     0.81%        $8,402       1.85%    1.85%      3.44%        1.84%              9.08%       $0.0408
 9/30/96           22.12%        $8,056       1.85%    1.85%      3.11%        1.87%            175.78%       $0.0443
 9/30/95           15.27%        $3,670       2.92%    2.85%      4.48%        0.56%             82.48%            --

 Class B
10/31/97           22.19%        $2,583       2.50%    2.50%      3.53%        0.64%            127.08%       $0.0481
10/31/96    (3)     0.74%          $878       2.50%    2.50%      4.09%        1.18%              9.08%       $0.0408
 9/30/96           21.38%          $687       2.50%    2.50%      3.76%        1.22%            175.78%       $0.0443

 Class C
10/31/97           22.31%        $1,561       2.40%    2.40%      3.43%        0.74%            127.08%       $0.0481
10/31/96    (3)     0.81%          $967       2.40%    2.40%      3.99%        1.28%              9.08%       $0.0408
 9/30/96           21.49%          $943       2.40%    2.40%      3.66%        1.32%            175.78%       $0.0443
 9/30/95           14.77%        $3,365       3.47%    3.40%      5.03%        0.01%             82.48%            --



                  See Notes to Financial Highlights on Page 41

                            Flexible Income Portfolio

Objective: Maximum total return for shareholders, consistent with preservation of capital, by actively managing a portfolio of income-producing securities.

Investment Focus: As a fundamental policy, the Flexible Income Portfolio will normally invest at least 80% of its total assets in income-producing securities. It may invest in all types of income-producing securities, including domestic or foreign securities issued by companies or by governments or governmental agencies and lower rated securities.

Investor Profile: For the investor who wants current income enhanced by possible capital growth, and is willing to tolerate the fluctuation in principal value associated with changes in the interest rate environment and the risks associated with substantial holdings of high-yield/ high-risk bonds.


Primary Investment Practices: The Portfolio invests primarily in corporate debt securities which offer higher yield but more risk than higher grade securities. It may purchase debt securities of any maturity. The average maturity of the Portfolio may vary substantially, depending on the sub-adviser's analysis of market, economic and financial conditions.


The Portfolio has no pre-established quality standards and may invest in debt securities of any quality, including lower rated bonds that may offer higher yields because of the greater risks involved in such investments. The Portfolio may also invest in unrated debt securities of foreign and domestic issuers.

The Portfolio may, at times, have substantial holdings of high-yield/high-risk bonds or unrated bonds of foreign and domestic issuers.

The Portfolio may also purchase mortgage- and other asset-backed securities, preferred stocks, income producing common stocks or securities convertible into common stocks if such securities appear to offer the best opportunity for maximum total return.

If rated securities held by the Portfolio are downgraded by a ratings agency, the sub-adviser will consider the advisability of keeping these securities.

The sub-adviser uses, but does not place sole reliance on, credit ratings in evaluating bonds and determining credit quality of the issuer.


Sub-Adviser:  Janus Capital



                            Flexible Income Portfolio



                                                    SUMMARY OF EXPENSES                                Class of Shares
                                                                                                  A           B          C
Shareholder Transaction Expenses
Maximum Sales Charge Imposed on Purchases (as percentage of offering price)                      4.75%       None        None
Redemption Fees (a)                                                                              None        None        None
Deferred Sales Charge (as a percentage of original purchase price or redemption proceeds,        None        5.00%       None
whichever is lower) (b)
Annual Operating Expenses (as a percentage of average net assets)
Management Fees                                                                                  0.90%       0.90%       0.90%
12b-1 Distribution and Service Fees                                                              0.35%       1.00%       0.90%
Other Expenses (net of expense reimbursements and/or fee waivers) (c)                            0.60%       0.60%       0.60%
                                                                                                 -----       -----       -----
Total Operating Expenses (net of expense reimbursements and/or fee waivers) (c)                  1.85%       2.50%       2.40%


Examples

The tables below show the expenses you would pay on a $1,000  investment  over a variety of time frames,  assuming a 5% annual return.  The first example assumes redemption at the end of each period.
Share Class                                                                          1 Year     3 Years     5 Years    10 Years
-----------                                                                          ------     -------     -------    --------
A                                                                                       $65        $103        $143        $254
B                                                                                       $75        $108        $143        $267
C                                                                                       $24         $75        $128        $274
The next example assumes no redemption and, therefore, no deferred sales charge.
Share Class                                                                          1 Year     3 Years     5 Years    10 Years
-----------                                                                          ------     -------     -------    --------
A                                                                                       $65        $103        $143        $254
B                                                                                       $25         $78        $133        $267
C                                                                                       $24         $75        $128        $274

-------------------------------

(a) A $10 service fee is charged for each redemption transaction paid by Federal funds bank wire, and a $20 service fee is charged for each check redemption sent via overnight delivery.

(b) On certain purchases of Class A shares in amounts greater than $1,000,000, a contingent deferred sales charge of 1% applies for 24 months after purchase.

(c) See Ratio of Expenses to Average Net Assets in the Financial Highlights section, and Note 6 to the Notes to Financial Highlights for further discussion of expenses. The Other Expenses before reimbursement/waiver for each class of shares were 1.15%. The Total Operating Expenses before reimbursement/waiver for Class A, Class B and Class C shares were 2.40%, 3.05% and 2.95%, respectively. Although the continuation of the expense reimbursements and fee waivers cannot be guaranteed, it is expected that they will remain in effect at least until the end of the Portfolio's fiscal year, October 31, 1998.

The purpose of the Examples shown in the Summary of Expenses is to help you understand the direct and indirect expenses an investor in the Portfolio may bear. The Examples for Class B shares reflect conversion to Class A shares eight years after purchase, and assume that the shareholder was the owner of shares on the first day of the first year. For more information, see Investment Advisory and Other Services and Shareholder Information and Instructions.

Long-term shareholders may pay more in 12b-1 fees than the economic equivalent of the maximum sales charge permitted under the rules of the NASD.

EXPENSES SHOWN IN THE EXAMPLES DO NOT REPRESENT ACTUAL PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% RETURN IS HYPOTHETICAL, AND IS NOT A REPRESENTATION OR PREDICTION OF PAST OR FUTURE RETURNS, WHICH MAY BE MORE OR LESS THAN 5%.



                            Flexible Income Portfolio
                              FINANCIAL HIGHLIGHTS

                                              INVESTMENT OPERATIONS (2)
                                                   NET REALIZED
                      NET ASSET                        AND        TOTAL INCOME  DIVIDENDS  DISTRIBUTIONS
                        VALUE           NET         UNREALIZED    (LOSS) FROM    FROM NET     FROM NET                   NET ASSET
YEAR OR PERIOD       BEGINNING OF   INVESTMENT    GAIN (LOSS) ON   INVESTMENT   INVESTMENT    REALIZED        TOTAL     VALUE AT END
  ENDED (1)            PERIOD      INCOME (LOSS)    INVESTMENTS      INCOME       INCOME   CAPITAL GAINS  DISTRIBUTIONS  OF PERIOD
Class A
10/31/97                $9.33        $0.61             $0.42           $1.03    $(0.61)         --         $(0.61)        $9.75
10/31/96        (3)     $9.19        $0.05             $0.14           $0.19    $(0.05)         --         $(0.05)        $9.33
9/30/96                 $9.17        $0.60                --           $0.60    $(0.58)         --         $(0.58)        $9.19
9/30/95                 $8.83        $0.61             $0.37           $0.98    $(0.64)         --         $(0.64)        $9.17
9/30/94   (10) (14)     $9.59        $0.65           $(0.81)         $(0.16)    $(0.60)         --         $(0.60)        $8.83
9/30/93                 $8.95        $0.70             $0.60           $1.30    $(0.66)         --         $(0.66)        $9.59
10/31/92       (11)     $8.73        $0.80             $0.22           $1.02    $(0.80)         --         $(0.80)        $8.95
10/31/91                $7.74        $0.82             $1.10           $1.92    $(0.80)    $(0.13)         $(0.93)        $8.73
10/31/90                $9.55        $0.90           $(1.80)         $(0.90)    $(0.91)         --         $(0.91)        $7.74
10/31/89               $10.15        $0.95           $(0.46)           $0.49    $(0.93)    $(0.16)         $(1.09)        $9.55
10/31/88                $9.60        $0.91             $0.55           $1.46    $(0.91)         --         $(0.91)       $10.15

Class B
10/31/97                $9.32        $0.56             $0.42           $0.98    $(0.55)         --         $(0.55)        $9.75
10/31/96        (3)     $9.18        $0.05             $0.14           $0.19    $(0.05)         --         $(0.05)        $9.32
9/30/96                 $9.17        $0.53                --           $0.53    $(0.52)         --         $(0.52)        $9.18

Class C
10/31/97                $9.32        $0.57             $0.42           $0.99    $(0.56)         --         $(0.56)        $9.75
10/31/96        (3)     $9.18        $0.05             $0.14           $0.19    $(0.05)         --         $(0.05)        $9.32
9/30/96                 $9.17        $0.54                --           $0.54    $(0.53)         --         $(0.53)        $9.18
9/30/95                 $8.83        $0.56             $0.37           $0.93    $(0.59)         --         $(0.59)        $9.17
9/30/94                 $9.59        $0.60           $(0.81)         $(0.21)    $(0.55)         --         $(0.55)        $8.83




                                                                            RATIO OF NET
                               NET ASSETS   RATIO OF EXPENSES TO AVERAGE       INCOME
                               AT END OF         NET  ASSETS (6) (7)          (LOSS) TO        PORTFOLIO       AVERAGE
YEAR OR PERIOD      TOTAL        PERIOD     EXCLUDING INCLUDING              AVERAGE NET       TURNOVER      COMMISSION
  ENDED (1)        RETURN (5)   (000'S)      CREDITS   CREDITS    GROSS       ASSETS (7)        RATE (8)      RATE (9)
Class A
10/31/97             11.53%     $15,532      1.85%     1.85%      2.40%         6.41%           135.53%         --
10/31/96       (3)    2.08%     $17,001      1.85%     1.85%      2.98%         6.15%            16.16%         --
 9/30/96              6.73%     $17,065      1.85%     1.85%      2.07%         6.46%           135.38%         --
 9/30/95             11.57%     $19,786      1.87%     1.85%      1.94%         7.03%           149.58%         --
 9/30/94  (10) (14)  (1.54)%    $21,527      1.85%        --      2.13%         6.57%           105.40%         --
 9/30/93             13.66%     $29,232      1.50%        --      1.56%         7.76%           138.86%         --
10/31/92      (11)   12.17%     $26,676      1.50%        --      1.66%         8.55%           140.23%         --
10/31/91             26.38%     $18,696      1.50%        --      1.75%         9.84%           130.73%         --
10/31/90           (10.22)%     $18,760      1.50%        --      1.60%        10.51%            72.40%         --
10/31/89              5.17%     $27,645      1.29%        --      1.56%         9.63%            71.44%         --
10/31/88             15.62%     $20,469      1.00%        --      1.96%         9.22%            54.42%         --

Class B
10/31/97             10.79%        $746      2.50%     2.50%      3.05%         5.76%           135.53%         --
10/31/96       (3)    2.04%        $522      2.50%     2.50%      3.63%         5.50%            16.16%         --
 9/30/96              5.94%        $494      2.50%     2.50%      2.72%         5.81%           135.38%         --

Class C
10/31/97             10.91%        $928      2.40%     2.40%      2.95%         5.86%           135.53%         --
10/31/96       (3)    2.04%        $846      2.40%     2.40%      3.53%         5.60%            16.16%         --
 9/30/96              6.03%        $883      2.40%     2.40%      2.62%         5.91%           135.38%         --
 9/30/95             10.95%        $558      2.42%     2.40%      2.49%         6.48%           149.58%         --
 9/30/94            (2.15)%        $691      2.40%        --      8.59%         6.03%           105.40%         --

                  See Notes to Financial Highlights on Page 41


                              Income Plus Portfolio

Objective: As high a level of current income as is consistent with the avoidance of excessive risk.

Investment Focus: The Income Plus Portfolio invests in a diversified portfolio of fixed-income and convertible debt securities and dividend-paying common, preferred and convertible preferred stocks. Although yields on convertible securities are often lower than yields on nonconvertible bonds and preferred stocks of comparable investment quality, the Portfolio may invest in convertible securities if the total return is expected to provide higher current income than nonconvertible securities. The Portfolio may also hold or invest in common stocks which are acquired in conversion or exchange of, or in a unit offering with, fixed-income securities.

Investor Profile: For the investor who wants high current income and is willing to tolerate the fluctuation in principal value associated with changes in the interest rate environment.

Primary Investment Practices: The Portfolio seeks yields as high as possible while managing risk through certain investment policies described below.


The Portfolio will not invest in rated securities that, at the time of investment, are rated below B by Moody's or B by S&P ("b," in the case of Moody's preferred stock ratings). If rated securities held by the Portfolio are downgraded by a ratings agency, the sub-adviser will consider the advisability of keeping these securities. The Portfolio may invest in unrated securities which, in the manager's judgment, are of equivalent quality. The Portfolio may not invest in rated corporate securities if, after such investment, more than 50% of its total holdings of securities (other than commercial paper) would then be rated below investment grade (below the four highest rating categories).


The Portfolio may not invest in commercial paper of corporate issuers which is rated below Prime-2 by Moody's or A-2 by S&P. It may invest in unrated commercial paper of comparable quality, as determined by the sub-adviser.

Under certain conditions, the Portfolio may temporarily invest some or all of its assets in short-term obligations such as (a) commercial paper and bankers' acceptances of U.S. banks; (b) U.S. dollar-denominated obligations of U.S. bank branches located outside the United States and of U.S. branches of foreign banks; (c) U.S. dollar-denominated time deposits (subject to certain restrictions described in the SAI); and (d) obligations of the U.S. government, its agencies or instrumentalities. Before investing in any foreign short-term bank obligations, the sub-adviser will consider factors including the political and economic condition in a country, the prospect for changes in the value of its currency, the possibility of expropriation or nationalization, and interest payment limitations, based on existing or prior actions of the foreign government. Such risks cannot be entirely eliminated from foreign investing.

The sub-adviser uses, but does not place sole reliance on, credit ratings in evaluating bonds and determining credit quality of the issuer.


Sub-Adviser:  AEGON USA Investment Management, Inc. ("AIMI")



                              Income Plus Portfolio



                                                    SUMMARY OF EXPENSES                                Class of Shares
                                                                                                  A           B          C
Shareholder Transaction Expenses
Maximum Sales Charge Imposed on Purchases (as percentage of offering price)                      4.75%       None        None
Redemption Fees (a)                                                                              None        None        None
Deferred Sales Charge (as a percentage of original purchase price or redemption proceeds,        None        5.00%       None
whichever is lower) (b)
Annual Operating Expenses (as a percentage of average net assets)
Management Fees                                                                                  0.60%       0.60%       0.60%
12b-1 Distribution and Service Fees                                                              0.35%       1.00%       0.90%
Other Expenses (c)                                                                               0.32%       0.32%       0.32%
                                                                                                 -----       -----       -----
Total Operating Expenses (c)                                                                     1.27%       1.92%       1.82%


Examples

The tables below show the expenses you would pay on a $1,000  investment  over a variety of time frames,  assuming a 5% annual return.  The first example assumes redemption at the end of each period.
Share Class                                                                          1 Year     3 Years     5 Years    10 Years
-----------                                                                          ------     -------     -------    --------
A                                                                                       $60         $86        $114        $194
B                                                                                       $69         $90        $114        $207
C                                                                                       $18         $57         $99        $214
The next example assumes no redemption and, therefore, no deferred sales charge.
Share Class                                                                          1 Year     3 Years     5 Years    10 Years
-----------                                                                          ------     -------     -------    --------
A                                                                                       $60         $86        $114        $194
B                                                                                       $19         $60        $104        $207
C                                                                                       $18         $57         $99        $214

-------------------------------

(a) A $10 service fee is charged for each redemption transaction paid by Federal funds bank wire, and a $20 service fee is charged for each check redemption sent via overnight delivery.

(b) On certain purchases of Class A shares in amounts greater than $1,000,000, a contingent deferred sales charge of 1% applies for 24 months after purchase.

(c) See Ratio of Expenses to Average Net Assets in the Financial Highlights section, and Note 6 to the Notes to Financial Highlights for further discussion of expenses.

The purpose of the Examples shown in the Summary of Expenses is to help you understand the direct and indirect expenses an investor in the Portfolio may bear. The Examples for Class B shares reflect conversion to Class A shares eight years after purchase, and assume that the shareholder was the owner of shares on the first day of the first year. For more information, see Investment Advisory and Other Services and Shareholder Information and Instructions.

Long-term shareholders may pay more in 12b-1 fees than the economic equivalent of the maximum sales charge permitted under the rules of the NASD.

EXPENSES SHOWN IN THE EXAMPLES DO NOT REPRESENT ACTUAL PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% RETURN IS HYPOTHETICAL, AND IS NOT A REPRESENTATION OR PREDICTION OF PAST OR FUTURE RETURNS, WHICH MAY BE MORE OR LESS THAN 5%.



                             Income Plus Portfolio
                              FINANCIAL HIGHLIGHTS

                                              INVESTMENT OPERATIONS (2)
                                                   NET REALIZED
                      NET ASSET                        AND        TOTAL INCOME  DIVIDENDS  DISTRIBUTIONS
                        VALUE           NET         UNREALIZED    (LOSS) FROM    FROM NET     FROM NET                   NET ASSET
YEAR OR PERIOD       BEGINNING OF   INVESTMENT    GAIN (LOSS) ON   INVESTMENT   INVESTMENT    REALIZED        TOTAL     VALUE AT END
  ENDED (1)            PERIOD      INCOME (LOSS)    INVESTMENTS      INCOME       INCOME   CAPITAL GAINS  DISTRIBUTIONS  OF PERIOD
Class A
10/31/97              $10.61        $0.76              $0.44          $1.20     $(0.75)     $(0.10)         $(0.85)      $10.96
10/31/96    (3)       $10.41        $0.04              $0.22          $0.26     $(0.06)          --         $(0.06)      $10.61
9/30/96               $10.36        $0.72              $0.04          $0.76     $(0.71)          --         $(0.71)      $10.41
9/30/95                $9.75        $0.75              $0.71          $1.46     $(0.75)     $(0.10)         $(0.85)      $10.36
9/30/94               $10.98        $0.76            $(1.10)        $(0.34)     $(0.75)     $(0.14)         $(0.89)       $9.75
9/30/93               $10.55        $0.83              $0.46          $1.29     $(0.81)     $(0.05)         $(0.86)      $10.98
9/30/92    (15)       $10.04        $0.76              $0.64          $1.40     $(0.76)     $(0.13)         $(0.89)      $10.55
11/30/91               $9.20        $0.98              $0.87          $1.85     $(0.98)     $(0.03)         $(1.01)      $10.04
11/30/90               $9.99        $1.04            $(0.79)          $0.25     $(1.04)          --         $(1.04)       $9.20
11/30/89               $9.89        $1.04              $0.10          $1.14     $(1.04)          --         $(1.04)       $9.99
11/30/88               $9.85        $1.04              $0.06          $1.10     $(1.04)     $(0.02)         $(1.06)       $9.89

Class B
10/31/97              $10.61        $0.69              $0.44          $1.13     $(0.68)     $(0.10)         $(0.78)      $10.96
10/31/96    (3)       $10.40        $0.05              $0.22          $0.27     $(0.06)          --         $(0.06)      $10.61
9/30/96               $10.35        $0.65              $0.04          $0.69     $(0.64)          --         $(0.64)      $10.40

Class C
10/31/97              $10.61        $0.70              $0.44          $1.14     $(0.69)     $(0.10)         $(0.79)      $10.96
10/31/96    (3)       $10.40        $0.05              $0.22          $0.27     $(0.06)          --         $(0.06)      $10.61
9/30/96               $10.35        $0.66              $0.04          $0.70     $(0.65)          --         $(0.65)      $10.40
9/30/95                $9.74        $0.69              $0.71          $1.40     $(0.69)     $(0.10)         $(0.79)      $10.35
9/30/94               $10.98        $0.66            $(1.10)        $(0.44)     $(0.66)     $(0.14)         $(0.80)       $9.74



                                                                            RATIO OF NET
                               NET ASSETS   RATIO OF EXPENSES TO AVERAGE       INCOME
                               AT END OF         NET  ASSETS (6) (7)          (LOSS) TO        PORTFOLIO       AVERAGE
YEAR OR PERIOD      TOTAL        PERIOD     EXCLUDING INCLUDING              AVERAGE NET       TURNOVER      COMMISSION
  ENDED (1)        RETURN (5)   (000'S)      CREDITS   CREDITS    GROSS       ASSETS (7)        RATE (8)      RATE (9)
 Class A
10/31/97             11.86%     $65,612      1.27%      1.27%        --         7.14%           62.28%          --
10/31/96   (3)        2.53%     $66,285      1.33%      1.32%        --         5.60%            1.58%          --
 9/30/96              7.64%     $65,252      1.33%      1.31%        --         6.89%           65.96%          --
 9/30/95             15.85%     $68,746      1.29%      1.26%        --         7.53%           25.07%          --
 9/30/94            (3.28)%     $63,995      1.33%         --        --         7.35%           48.12%          --
 9/30/93             12.80%     $72,401      1.33%         --        --         7.73%           54.51%          --
 9/30/92  (15)       14.40%     $54,647      1.17%         --        --         8.79%           91.01%          --
11/30/91             21.00%     $47,334      1.15%         --     1.21%        10.20%           52.79%          --
11/30/90              2.50%     $33,182      0.69%         --     1.44%        11.12%           18.54%          --
11/30/89             12.10%     $23,416      0.70%         --     1.09%        10.59%           57.50%          --
11/30/88             11.50%     $17,078      0.68%         --     1.11%        10.55%           34.29%          --

 Class B
10/31/97             11.10%      $1,761      1.92%      1.92%        --         6.49%           62.28%          --
10/31/96   (3)        2.59%        $804      1.98%      1.97%        --         4.95%            1.58%          --
 9/30/96              6.95%        $774      1.98%      1.96%        --         6.24%           65.96%          --

 Class C
10/31/97             11.22%      $3,480      1.82%      1.82%        --         6.59%           62.28%          --
10/31/96   (3)        2.59%      $2,781      1.88%      1.87%        --         5.05%            1.58%          --
 9/30/96              7.05%      $2,684      1.88%      1.86%        --         6.34%           65.96%          --
 9/30/95             15.08%      $1,980      1.84%      1.81%        --         6.98%           25.07%          --
 9/30/94            (4.55)%      $2,112      3.52%         --        --         5.16%           48.12%          --

                  See Notes to Financial Highlights on Page 41


                              Tax-Exempt Portfolio

Objective: Maximum current interest income exempt from federal income tax, consistent with preservation of capital.

Investment Focus: Ordinarily, at least 80% of the Tax-Exempt Portfolio's net assets will be invested in municipal obligations. These are obligations issued by states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities if the interest on such securities is, in the opinion of bond counsel, exempt from federal income tax. Income from municipal obligations may be subject to state and local tax and may constitute an item of preference for determining the federal alternative minimum tax. The weighted average maturity of securities in the Portfolio is generally expected to be between 20 and 35 years.

Investor Profile: For the investor who wants high current federal tax-free income, and is willing to tolerate the fluctuation in principal value associated with changes in the interest rate environment. Yields on municipal obligations are typically lower than on similar taxable securities. The Portfolio is not well suited as an investment vehicle for tax-exempt retirement programs which receive no benefit from the tax-exempt nature of the majority of the Portfolio's income. Also, the benefits of tax-exempt income are greater for persons with higher taxable incomes.

Primary Investment Practices: The Portfolio seeks yields as high as possible while managing risk through certain investment policies described below.

The Portfolio normally invests at least 75% of its net assets in (a) municipal obligations which are rated at the time of purchase within the four highest ratings of Moody's or S&P; (b) municipal commercial paper rated at the time of purchase within the highest grade assigned by Moody's or S&P; and (c) unrated municipal notes (with maturities between 6 months and 3 years) of issuers which, at the time of purchase, have outstanding at least one issue of municipal bonds rated in the four highest ratings of Moody's or S&P. In addition, the Portfolio may invest in unrated municipal obligations which the portfolio manager considers equal in quality to the four highest ratings of Moody's or S&P. Unrated municipal securities may be less liquid than rated securities. Therefore, their purchase by the Portfolio may entail somewhat greater risk than that involved in rated municipal obligations.

Bonds rated in the fourth category by Moody's or S&P have speculative characteristics. The Portfolio's operating policies place no specific limit on the proportion of the Portfolio which may be made up of bonds in these categories, so long as the sub-adviser believes that the Portfolio's objective of preserving capital is being met.

If rated securities held by the Portfolio are downgraded by a ratings agency, the sub-adviser will consider the advisability of keeping these securities.

The Portfolio may also invest in floating and variable rate municipal obligations or participation interests in such obligations. The interest on these obligations or participations must be free from federal income tax, and the credit quality must be equal to long-term bonds rated in the four highest Moody's or S&P categories, or to short-term bonds rated in the two highest Moody's or S&P categories.

Under certain conditions, the Portfolio may invest as much as 20% of its assets in taxable securities. For example, the Portfolio may make such investments due to market conditions, while temporarily holding funds in readiness for tax-exempt investments, or to provide highly liquid securities to meet anticipated share sales. Such investments may also be made when the sub-adviser determines that a defensive position is required in anticipation of a decline in the market value of portfolio securities. These temporary investments may consist of the following fixed-income, short-term securities: (a) U.S. government securities; (b) certificates of deposit issued by domestic banks with assets of at least $1 billion and having deposits insured by the Federal Deposit Insurance Corporation; (c) repurchase agreements with respect to government securities; and (d) commercial paper rated P-1 by Moody's or A-1 by S&P.

A period of rising commercial interest rates may adversely affect the value of the Portfolio and its net asset value per share. This may require rapid portfolio turnover, with temporary investments in lower-yielding and taxable instruments, to adjust the Portfolio to higher prevailing rates.
Conversely, portfolio values will tend to increase in periods of falling commercial rates.

Congress has periodically considered proposals to restrict or eliminate the federal income tax exemption for interest on certain types of, or on all, municipal obligations. Such legislation would affect the availability of municipal obligations for investment and the value of the Portfolio's assets.

The Portfolio's income which is exempt from federal taxes is not generally exempt from state and local income taxes.

Sub-Adviser:  AEGON USA Investment Management, Inc.



                              Tax-Exempt Portfolio




                                                    SUMMARY OF EXPENSES                                Class of Shares
                                                                                                  A           B          C
Shareholder Transaction Expenses
Maximum Sales Charge Imposed on Purchases (as percentage of offering price)                      4.75%       None        None
Redemption Fees (a)                                                                              None        None        None
Deferred Sales Charge (as a percentage of original purchase price or redemption proceeds,        None        5.00%       None
whichever is lower) (b)
Annual Operating Expenses (as a percentage of average net assets)
Management Fees                                                                                  0.60%       0.60%       0.60%
12b-1 Distribution and Service Fees                                                              0.35%       1.00%       0.60%
Other Expenses (net of expense reimbursements and/or fee waivers) (c)                            0.40%       0.40%       0.40%
                                                                                                 -----       -----       -----
Total Operating Expenses (net of expense reimbursements and/or fee waivers) (c)                  1.35%       2.00%       1.60%


Examples

The tables below show the expenses you would pay on a $1,000  investment  over a variety of time frames,  assuming a 5% annual return.  The first example assumes redemption at the end of each period.
Share Class                                                                            1 Year     3 Years     5 Years     10 Years
-----------                                                                            ------     -------     -------     --------
A                                                                                         $61         $88        $118         $202
B                                                                                         $70         $93        $118         $216
C                                                                                         $16         $51         $87         $190
The next example assumes no redemption and, therefore, no deferred sales charge.
Share Class                                                                            1 Year     3 Years     5 Years     10 Years
-----------                                                                            ------     -------     -------     --------
A                                                                                         $61         $88        $118         $202
B                                                                                         $20         $63        $108         $216
C                                                                                         $16         $51         $87         $190

-------------------------------

(a) A $10 service fee is charged for each redemption transaction paid by Federal funds bank wire, and a $20 service fee is charged for each check redemption sent via overnight delivery.

(b) On certain purchases of Class A shares in amounts greater than $1,000,000, a contingent deferred sales charge of 1% applies for 24 months after purchase.

(c) See Ratio of Expenses to Average Net Assets in the Financial Highlights section, and Note 6 to the Notes to Financial Highlights for further discussion of expenses. The percentages reflect an increase in the total annual operating expense limitation from 0.65% to 1.00%, effective March 1, 1998. The Other Expenses net of reimbursement/waiver were .68% for each class of shares. The Total Operating Expenses net of reimbursement/waiver for Class A, Class B and Class C shares were 1.63%, 2.28% and 1.88%, respectively. Although the continuation of the expense reimbursements and fee waivers cannot be guaranteed, it is expected that they will remain in effect at least until the end of the Portfolio's fiscal year, October 31, 1998.


The purpose of the Examples shown in the Summary of Expenses is to help you understand the direct and indirect expenses an investor in the Portfolio may bear. The Examples for Class B shares reflect conversion to Class A shares eight years after purchase, and assume that the shareholder was the owner of shares on the first day of the first year. For more information, see Investment Advisory and Other Services and Shareholder Information and Instructions.

Long-term shareholders may pay more in 12b-1 fees than the economic equivalent of the maximum sales charge permitted under the rules of the NASD.

EXPENSES SHOWN IN THE EXAMPLES DO NOT REPRESENT ACTUAL PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% RETURN IS HYPOTHETICAL, AND IS NOT A REPRESENTATION OR PREDICTION OF PAST OR FUTURE RETURNS, WHICH MAY BE MORE OR LESS THAN 5%.




                              Tax-Exempt Portfolio
                              FINANCIAL HIGHLIGHTS

                                              INVESTMENT OPERATIONS (2)
                                                   NET REALIZED
                      NET ASSET                        AND        TOTAL INCOME  DIVIDENDS  DISTRIBUTIONS
                        VALUE           NET         UNREALIZED    (LOSS) FROM    FROM NET     FROM NET                   NET ASSET
YEAR OR PERIOD       BEGINNING OF   INVESTMENT    GAIN (LOSS) ON   INVESTMENT   INVESTMENT    REALIZED        TOTAL     VALUE AT END
  ENDED (1)            PERIOD      INCOME (LOSS)    INVESTMENTS      INCOME       INCOME   CAPITAL GAINS  DISTRIBUTIONS  OF PERIOD
Class A
10/31/97             $11.40         $0.53             $0.43           $0.96     $(0.53)     $(0.08)        $(0.61)        $11.75
10/31/96    (3)      $11.36         $0.05             $0.04           $0.09     $(0.05)          --        $(0.05)        $11.40
9/30/96              $11.34         $0.55             $0.10           $0.65     $(0.56)     $(0.07)        $(0.63)        $11.36
9/30/95              $11.10         $0.55             $0.29           $0.84     $(0.56)     $(0.04)        $(0.60)        $11.34
9/30/94              $12.07         $0.56           $(0.60)         $(0.04)     $(0.54)     $(0.39)        $(0.93)        $11.10
9/30/93              $11.62         $0.56             $0.45           $1.01     $(0.54)     $(0.02)        $(0.56)        $12.07
9/30/92    (16)      $11.46         $0.54             $0.28           $0.82     $(0.54)     $(0.12)        $(0.66)        $11.62
11/30/91             $11.27         $0.75             $0.26           $1.01     $(0.75)     $(0.07)        $(0.82)        $11.46
11/30/90             $11.39         $0.78           $(0.12)           $0.66     $(0.78)          --        $(0.78)        $11.27
11/30/89             $10.97         $0.78             $0.42           $1.20     $(0.78)          --        $(0.78)        $11.39
11/30/88             $10.44         $0.79             $0.53           $1.32     $(0.79)          --        $(0.79)        $10.97
Class B
10/31/97             $11.40         $0.44             $0.43           $0.87     $(0.45)     $(0.08)        $(0.53)        $11.74
10/31/96    (3)      $11.36         $0.04             $0.04           $0.08     $(0.04)          --        $(0.04)        $11.40
9/30/96              $11.34         $0.48             $0.10           $0.58     $(0.49)     $(0.07)        $(0.56)        $11.36

Class C
10/31/97             $11.40         $0.50             $0.43           $0.93     $(0.50)     $(0.08)        $(0.58)        $11.75
10/31/96    (3)      $11.36         $0.04             $0.04           $0.08     $(0.04)          --        $(0.04)        $11.40
9/30/96              $11.34         $0.52             $0.10           $0.62     $(0.53)     $(0.07)        $(0.60)        $11.36
9/30/95              $11.10         $0.52             $0.29           $0.81     $(0.53)     $(0.04)        $(0.57)        $11.34
9/30/94              $12.07         $0.53           $(0.60)         $(0.07)     $(0.51)     $(0.39)        $(0.90)        $11.10



                                                                            RATIO OF NET
                               NET ASSETS   RATIO OF EXPENSES TO AVERAGE       INCOME
                               AT END OF         NET  ASSETS (6) (7)          (LOSS) TO        PORTFOLIO       AVERAGE
YEAR OR PERIOD      TOTAL        PERIOD     EXCLUDING INCLUDING              AVERAGE NET       TURNOVER      COMMISSION
  ENDED (1)        RETURN (5)   (000'S)      CREDITS   CREDITS    GROSS       ASSETS (7)        RATE (8)      RATE (9)
 Class A
10/31/97             8.68%      $23,320      1.00%      1.00%      1.63%       4.60%             71.29%         --
10/31/96   (3)       0.76%      $24,439      1.00%      1.00%      1.89%       4.60%              3.79%         --
 9/30/96             5.89%      $24,708      1.00%      1.00%      1.46%       4.88%             71.05%         --
 9/30/95             7.75%      $27,401      1.02%      1.00%      1.35%       4.83%            126.48%         --
 9/30/94           (0.41)%      $29,096      1.00%         --      1.30%       4.83%             59.84%         --
 9/30/93             8.97%      $30,717      1.00%         --      1.43%       4.83%             91.03%         --
 9/30/92  (16)       7.20%      $28,363      1.00%         --      1.20%       5.49%            106.89%         --
11/30/91             9.20%      $28,242      0.95%         --      1.24%       6.67%            117.92%         --
11/30/90             6.00%      $22,708      0.68%         --      0.92%       6.92%             81.17%         --
11/30/89            11.20%      $15,916      0.70%         --      1.11%       6.98%             67.45%         --
11/30/88            12.90%      $11,805      0.70%         --      1.13%       7.28%             35.44%         --

 Class B
10/31/97             7.93%         $377      1.65%      1.65%      2.28%       3.95%             71.29%         --
10/31/96   (3)       0.71%         $198      1.65%      1.65%      2.54%       3.94%              3.79%         --
 9/30/96             5.21%         $189      1.65%      1.65%      2.11%       4.23%             71.05%         --

 Class C
10/31/97             8.39%         $921      1.25%      1.25%      1.88%       4.35%             71.29%         --
10/31/96   (3)       0.74%         $939      1.25%      1.25%      2.14%       4.34%              3.79%         --
 9/30/96             5.63%         $907      1.25%      1.25%      1.71%       4.63%             71.05%         --
 9/30/95             7.48%         $454      1.27%      1.25%      1.60%       4.58%            126.48%         --
 9/30/94           (0.73)%         $277      1.25%         --     20.88%       4.58%             59.84%         --

                  See Notes to Financial Highlights on Page 41


                          NOTES TO FINANCIAL HIGHLIGHTS


(1) Commencement of operations for Growth Portfolio Class A, Global Portfolio Class A, IDEX Total Income Trust (predecessor to Flexible Income Portfolio Class
A), AEGON USA Tax-Exempt Portfolio (predecessor to Tax-Exempt Portfolio Class A) and AEGON USA High Yield Portfolio (predecessor to Income Plus Portfolio Class
A) was May 8, 1986,  October 1, 1992, June 29, 1987,  April 1, 1985 and June 14,
1985, respectively. Commencement of operations for the Class C shares of Growth, Global, Flexible Income, Tax-Exempt and Income Plus Portfolios was October 1, 1993. Commencement of operations for Class A and Class C shares of Balanced, Capital Appreciation, Aggressive Growth and Strategic Total Return Portfolios was December 2, 1994. Commencement of operations for Class B shares of each of the above Portfolios was October 1, 1995. Commencement of operations for Class A, Class B and Class C shares of the Tactical Asset Allocation Portfolio was October 1, 1995. Commencement of operations for Class A, Class B and Class C shares of the C.A.S.E. Portfolio was February 1, 1996. Commencement of operations for Class A, Class B and Class C shares of the International Equity and Value Equity Portfolios was February 1, 1997.


(2) Certain amounts for the periods ended September 30, 1996 and October 31, 1996 have been reclassified between Net Investment Income (Loss) and Net Realized and Unrealized Gain (Loss).

(3) For the month ended October 31, 1996. On October 1, 1996, each Portfolio changed its fiscal year end from September 30 to October 31.

(4) Distributions from net realized capital gains include distributions in excess of current net realized capital gains for the Aggressive Growth Portfolio Classes A, B and C, for the period ended September 30, 1996, in the amount of $1.02, and for the Growth Portfolio Classes A and C, for the period ended September 30, 1994, in the amount of $0.14. Dividends from net investment income include distributions in excess of current net investment income for the Capital Appreciation Portfolio Classes A and C, for the period ended September 30, 1996, in the amount of $0.01, and for the C.A.S.E. Portfolio Classes A, B and C, for the period ended October 31, 1997, in the amount of $0.08.

(5) Total return has been calculated without deduction of a sales load, if any, on an initial purchase for Class A or Class T shares and assumes all dividends and distributions are paid in additional shares. Periods of less than one year are not annualized.

(6) Ratio of expenses to average net assets shows: Expenses Excluding Credits (total expenses less amounts waived/reimbursed by the investment adviser); Expenses Including Credits (total expenses less amounts waived/reimbursed by the investment adviser and reduced by affiliated brokerage and custody earnings credits); and Gross Expenses (total expenses, not taking into account waived/reimbursed amounts by the investment adviser or affiliated brokerage and custody earnings credits).

(7) Periods of less than one year are annualized. The Ratio of Net Investment Income (Loss) is based upon Net Investment Income (Loss) prior to certain reclassifications as discussed in the Notes to Financial Statements in the Fund's Annual Report to shareholders dated October 31, 1997.

(8) Growth's acquisition of investment securities of IDEX Fund and IDEX Fund 3 has been eliminated from the September 30, 1996 portfolio turnover calculation. Periods of less than one year are not annualized.

(9) Amount represents average commission rate paid per share of securities purchased or sold during the period. For fiscal years beginning on or after September 1, 1995, disclosure of this rate is required for Portfolios in which equity securities constitute more than 10% of average net assets for the period.

(10) Prior to May 1, 1991, no 12b-1 fees were incurred by Growth Portfolio Class A shares. Effective May 1, 1991, Growth Portfolio Class A shares incurred 12b-1 fees at the rate of 0.25% in accordance with the Plan of Distribution under Rule 12b-1 of the Investment Company Act of 1940. On October 1, 1993, Growth Portfolio Class A shares changed its distribution rate to 0.35% from 0.25%. On October 1, 1993, Flexible Income Portfolio Class A initiated a 12b-1 Plan of Distribution. Effective October 1, 1993, Flexible Income Portfolio Class A shares incurred 12b-1 fees at the rate of 0.35% in accordance with the Plan of Distribution under Rule 12b-1 of the Investment Company Act of 1940.

(11) As of October 1, 1992, Growth Portfolio Class A and Flexible Income Portfolio Class A discontinued the practice of equalization accounting.

(12) On September 20, 1996, IDEX Fund and IDEX Fund 3 were reorganized into Growth Portfolio Class T shares which had no prior operating history. Pursuant to the Agreement and Plan of Reorganization and Liquidation, the Growth Portfolio acquired all of the assets and assumed all of the liabilities of each of IDEX Fund and IDEX Fund 3 in exchange for Class T shares of Growth Portfolio.

(13) The information shown for Class T shares is for the period from inception (September 20, 1996) through the fiscal year ended September 30, 1996.

(14) On October 1, 1993, IDEX Total Income Trust ("IDEX Total") was reorganized into IDEX II Flexible Income Portfolio, which had no prior operating history as of that date. Pursuant to the Agreement and Plan of Reorganization and Liquidation, Flexible Income Portfolio acquired all of the assets and assumed all of the liabilities of IDEX Total in exchange for Class A shares of Flexible Income Portfolio. All historical financial information relates to IDEX Total prior to the date it was reorganized into Flexible Income Portfolio.

(15) On August 7, 1992, AEGON High Yield Portfolio was reorganized into IDEX II Income Plus Portfolio (formerly known as IDEX II High Yield Portfolio), which had no prior operating history as of that date. Pursuant to the Agreement and Plan of Reorganization and Liquidation, the Income Plus Portfolio acquired all of the assets and assumed all the liabilities of AEGON High Yield Portfolio in exchange for shares of Income Plus Portfolio. All historical financial information prior to August 7, 1992 relates to AEGON High Yield Portfolio.

(16) On August 7, 1992, AEGON Tax-Exempt Portfolio was reorganized into IDEX II Tax-Exempt Portfolio, which had no prior operating history as of that date. Pursuant to the Agreement and Plan of Reorganization and Liquidation, the Tax-Exempt Portfolio acquired all of the assets and assumed all of the liabilities of AEGON Tax-Exempt Portfolio in exchange for shares of Tax-Exempt Portfolio. All historical financial information prior to August 7, 1992 relates to AEGON Tax-Exempt Portfolio.

                            PERFORMANCE/TOTAL RETURN

Mutual fund performance is most often stated as "total return." Total return, expressed as a percentage, shows the change in value of fund shares, plus its income and capital gain distributions, net of expenses or sales charges, from the beginning of a period to the end of a period. Total return may be annual -- the return achieved in a year -- or cumulative, over a period of several years.

Performance is calculated separately for each class of shares.

You may also see a Portfolio's performance described in terms of "average annual total return." This rate shows the hypothetical annual compounded return that would have produced the same cumulative return if performance had been constant over the entire period. Because average annual returns for more than one year tend to smooth out variations in performance, such figures are not the same as actual year-by-year results.

The SAI contains a more detailed description of the method used to calculate average annual total return for each Portfolio.

                                      YIELD


The current 30-day yield is completed for a class of shares of the Flexible Income, Tax-Exempt or Income Plus Portfolios and is based on the investment income earned during a particular 30-day period (including dividends, if any, and interest), less expenses (excluding reductions for affiliated brokerage and custody earnings credits) accrued during that period, divided by average shares outstanding during the period, and divided by the maximum offering price per share on the last day of the period. The resulting figure is multiplied by 12 for an annual yield.


                        PERFORMANCE SHOWN IN ADVERTISING

The Portfolios may advertise their returns in both standard and non-standard ways. In accordance with rules of the SEC and NASD, any non-standard performance included in advertising or sales literature must be accompanied by standard performance. The Portfolios may also advertise their returns for periods in addition to those required by the NASD and SEC. In advertising their returns in non-standard ways, the Portfolios may not deduct applicable sales charges. In such cases, the returns of the Portfolios will be higher than if the applicable sales charges had been deducted.

Each class of shares of the Tax-Exempt Portfolio may advertise its "taxable equivalent yield." This figure shows the percentage yield an investor in a given tax bracket -- typically the highest -- would have to earn on a taxable investment in order to equal the tax-exempt income of the Portfolio.

  COMMERCIAL PERFORMANCE RANKINGS AND COMPARISONS TO STANDARD INVESTING INDEXES


The Portfolios may sometimes advertise their "Lipper Rankings" or "Morningstar Ratings," or other ratings or rankings published by business magazines or newspapers such as Forbes, Money, The Wall Street Journal, Business Week, Barron's, Changing Times, CDA/Wiesenberger Investment Technologies, Fortune or Institutional Investor. These rankings or ratings may include criteria relating to Portfolio characteristics, as well as to performance.


When the Portfolios advertise such rankings or ratings relating to the Portfolio performance, information will be included about the ranking category, the number of funds in the category, the period and criteria on which the ranking is based and the effect of sales charges, fee waivers and/or expense reimbursements.

A Portfolio may also compare its performance to other selected funds or to recognized market indexes, such as the Standard & Poor's 500 Stock Index (the "S&P 500"), the Dow Jones Industrial Average, the Standard & Poor's MidCap Index, the Russell 2000, the NASDAQ Composite, the Lehman Brothers Intermediate Government Corporate Bond Index, the Lehman Brothers Long Government Corporate Bond Index, the Merrill Lynch High Yield Master Index, the Lehman Brothers General Municipal Bond Index or the Morgan Stanley Capital International World Index.

The International Equity and Global Portfolios' performance may be compared to the record of global market indicators such as the Morgan Stanley Capital International Europe, Australia, Far East Index ("EAFE Index"). The EAFE Index is an unmanaged index of foreign common stock prices translated into U.S. dollars.

In addition, a Portfolio may make appropriate comparisons of its performance to the performance of other types of investments, including certificates of deposit, savings accounts and U.S. Treasury securities, or of certain interest rate and inflation indexes, such as the Consumer Price Index.

All performance figures are based on historical results and are not intended to predict future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost.

                    SHAREHOLDER INFORMATION AND INSTRUCTIONS

This section discusses buying, selling, and exchanging shares of a Portfolio; sales charges and possible waivers and discounts; and general shareholder account information.

If you need help or additional forms, call IDEX Customer Service at (888) 233-4339 (toll free) Monday-Thursday, 8 a.m.-7 p.m. and Friday, 8 a.m.- 6 p.m. Eastern Time, or contact your representative.

                                HOW TO BUY SHARES

Buying shares in IDEX is a three-step process:

1.   Select the class of shares you want to buy.
2.   Open an account.
3.   Pay for the shares.

If you're buying through an IDEX representative, he or she can help you. If you're investing on your own, here's what to do:

1.   Select the class of shares you want to buy

All the Portfolios are available in Class A, B and C shares. (The Growth Portfolio has Class T shares, but they can be bought only by shareholders who owned shares of IDEX Fund or IDEX Fund 3 on or before September 20, 1996.)

Which  class   makes  the  most  sense  for  you  depends  on  your   particular
circumstances and investment goals. It will help with your decision to ask yourself these questions:

o How much do I intend to invest? For example, Class A and T shares have an up-front shares charge, but if you invest enough you may get a lower percentage sales charge or no sales charge at all.


o How long do I intend to keep my shares? Class B shares don't have an up-front sales charge, but you will have to pay a sales load if you redeem them during the first six years. This load decreases each year and goes to zero after six years. Class A, C and T shares are generally not subject to sales charges when you redeem. However, if you buy $1 million worth or more of Class A or T shares and thus don't pay an up-front sales charge, you will pay a deferred sales charge of 1% if you redeem any of those shares within the first 24 months after buying them, unless they were purchased through a qualified retirement plan.


o Will I keep my shares long enough so that the higher annual fees paid by Class B or C shares will add up to more than the up-front sales charge on Class A or T shares? If you hold Class B shares for eight years they automatically become Class A shares, which have a lower annual distribution and service fee than Class B or C shares. Class C shares have lower service and distribution charges than Class B shares, but they don't convert to Class A shares automatically. Class T shares have a higher up-front sales charge, but are not subject to annual distribution and service fees.

The different classes of shares represent interests in the same portfolio of investments and generally have the same rights. But each class bears separate expenses and has separate voting rights on matters involving that class.

Dividends and other distributions are calculated in a similar fashion and paid at the same time for each class of shares. Because they have higher expenses, Class B and C shares are likely to pay lower income dividends than Class A or T shares.

                        BRIEF COMPARISON OF SHARE CLASSES


                                      Class A     Class B    Class C    Class T
Up-front sales charge                   Yes         No         No         Yes
Higher ongoing distribution
 and service fees                       No          Yes        Yes        No
Sales charge on redemption              No**        Yes*       No         No**
Quantity sales charge discounts         Yes         No         No         Yes
available

* The redemption charge on Class B shares declines year by year and reaches 0% after six years. After eight years, Class B shares convert to A shares which are subject to lower ongoing fees.

** A 1% deferred sales charge will be applied to any redemption within 24 months of a $1 million purchase on which no up-front sales charge was imposed, unless the shares were purchased through a qualified retirement plan.



2.   Open an account

Fill out the New Account Application form included with this Prospectus and send it to IDEX. IRAs and other retirement accounts require a different application. To open an IRA or other retirement account, call or write IDEX for the required application.

If you already have an account in an IDEX Portfolio, and you want to open an account in another Portfolio with the same account features, you don't need to submit an application. Simply call or write to IDEX.

Note: On your application, you must include your Social Security or Taxpayer Identification Number. If you don't, your account may be subject to backup withholding or be closed.

The Fund reserves the right to reject any purchase.

3.   Pay for Your Shares


The Fund will not accept initial purchases for less than $500 worth of shares (including the appropriate sales charge) per Portfolio account; however, purchases through plans for regular investment, like the Automatic Investment Plan, don't require a minimum initial investment. Investments made after the initial purchase must be at least $50 per Portfolio account.

For direct investments, if your check, draft or electronic transfer is returned because of insufficient or uncollected funds or a stop-payment order, the Fund may charge a $15 fee (through a redemption of shares).


You may buy shares in four ways:

     a.   By check:

Make check payable to Idex Investor Services, Inc. and send it to:

    Idex Investor Services, Inc.
    P.O. Box 9015
    Clearwater, FL 33758-9015
                      or
    201 Highland Avenue
    Largo, FL 33770-2597
    (for overnight express deliveries only)

     b.   By Automatic Investment Plan:

With an Automatic Investment Plan, you invest a level dollar amount on a regular basis and have that amount deducted from your bank account on any day between the 3rd and 28th of the month. Your money will be transferred electronically. To establish, change or discontinue an Automatic Investment Plan, call or write to IDEX.

     c.   By telephone:

You can establish telephone purchase privileges by writing to IDEX, or by selecting Telephone Purchase in Section 4 of your New Account Application. Funds to pay for telephone purchases will be transferred electronically from your bank account to IDEX.

     d.   Through authorized dealers:

Orders of at least $1,000 may be issued through authorized dealers. If you open a new account through a dealer, the dealer is responsible for opening your account and providing your taxpayer ID number. If you already have an IDEX account, no additional documentation is needed.

The dealer's bank may charge for a wire transfer. IDEX currently does not charge for this service.

Generally, the Fund must receive your payment within three business days from when the Fund accepts your dealer's order.

                            HOW THE SHARES ARE PRICED

To understand this, you must be familiar with two terms: Net Asset Value (NAV) and Public Offering Price.

The Net Asset Value (NAV) of a share is determined each business day by adding up the value of all the assets of the Portfolio, subtracting the liabilities, then dividing by the number of shares outstanding.

The Public Offering Price of a share is its per-share NAV plus any sales charge. Since Class B and C shares have no up-front sales charges, their public offering price is simply the NAV.

When you place an order to buy a number of dollars worth of shares, the number of shares you actually buy depends on the public offering price as it is determined after IDEX receives and accepts your order. The NAV is determined separately for each class. Example: If you buy $1,000 worth of Class B shares, and the NAV is $10, you will receive 100 Class B shares of a Portfolio.

The NAV per share of each class is determined by the Fund's custodian on each day that the New York Stock Exchange (the "Exchange") is open, as of the close of business on the Exchange (currently 4:00 p.m. Eastern time). If your order to purchase shares is received in proper form, by IDEX by 4:00 p.m. Eastern time, your transaction will be priced at that day's NAV. If IDEX receives your order after 4:00 p.m., it will be priced at the next day's NAV.

In determining NAV, portfolio investments are valued at market value. Investments for which quotations are not readily available are valued at fair value determined in good faith under the supervision of the Board of Trustees. Differing expenses incurred by each class result in different NAVs and dividends. The NAV of Class B and C shares will generally be lower than Class A shares because Class B and C shares carry higher expenses.

                                CLASS "A" SHARES

                             Sales Charges and Fees

When you buy Class A shares, you generally pay an up-front sales charge, as well as ongoing distribution and service fees up to 0.35% of net assets per year.

                                    Discounts

You can reduce the up-front sales charge percentage in four ways:

     1.   By investing larger amounts.

     2. By investing under a "right of accumulation," which credits your account for shares you already own in various IDEX Portfolios and helps you earn discounts on new purchases.

     3. By filing a "letter of intention" to buy enough shares in a 13-month period to qualify for a reduced sales charge.

     4.   By investing as part of a qualified group.

1.   Discounts by investing in larger amounts

See the tables headed "Class A Share Quantity Discounts" on the pages that follow.

NOTE: You generally pay no charge when you redeem Class A shares. But if you buy $1 million worth or more and thus don't pay an up-front sales charge, you will pay a deferred sales charge of 1% if you redeem any of those shares within the first 24 months after buying them, unless they were purchased through a qualified retirement plan. The privilege to purchase Class A shares in amounts of $1 million or more is not available if another NAV purchase privilege, such as a discount as a result of right of accumulation, is available to you.

The charge is based on either the current market value or the original cost of the shares being redeemed, whichever is less. No sales charge is imposed on increases in net asset value above the initial purchase price.

2.   Discounts by a right of accumulation

If you already own Class A shares of certain Portfolios, or Growth Portfolio Class T shares, you may get a discount when you buy new shares of Portfolios described in this Prospectus. The value of shares you already own may be "accumulated"--that is, counted together with the value of the new shares you buy--to achieve quantities eligible for discount. For more information, ask your representative or call IDEX Customer Service.

3.   Discounts by a Letter of Intention

You may earn a sales charge discount by making a written commitment to invest, within a 13-month period, an amount which qualifies for discount. This written commitment, called a Letter of Intention ("LOI"), is not a binding legal obligation.

When you buy under the terms of an LOI, you buy at a discounted offering price during the period of the LOI. During this period, your purchases are subject to these rules:

     a. The first 5% of what you agree to invest will be put in escrow until the LOI is complete, or 13 months elapse.

     b. Future changes in quantity discounts (breakpoints) will apply to purchases under the LOI.

     c. Sales charge (and share) adjustments will be made if you buy more or less than you committed to buy during the LOI period.

     d. Shares bought up to 90 days before an LOI may be counted toward your commitment. The LOI, however, will start on the day of the first purchase included under it.

     e. Right of accumulation can apply to an LOI. That is, the current value of all prior Class A purchases that had a sales charge can be counted towards fulfilling the LOI, but sales charges on the prior purchases will not be adjusted.

     f. Dividends and capital gains must be reinvested in additional shares. No cash distributions are allowed on accounts with an LOI.

You may elect to invest under an LOI on your New Account Application. For more information about an LOI, consult your registered representative or call IDEX Customer Service.

4.   Discounts for a qualified group

Members of a qualified group may buy Class A shares at a reduced sales charge within a specified period. In reducing the charge, IDEX takes into account how much the group intends to buy. A "qualified group" is one which:

     a.   has been in existence for more than six months,

     b. has a purpose other than to acquire shares of the Portfolio or similar investments, and

     c. satisfies uniform criteria that allows IDEX and other dealers offering Portfolio shares to realize economies of scale.

Pension or other employee benefit plans may be eligible for qualified group purchases. The Fund reserves the right to change or terminate this privilege at any time. For information about qualifying groups, call IDEX Customer Service.

                 Waiver of Sales Charges for Certain Individuals

Class A shares may be sold without sales charges to:


     o Current or former trustees, directors, officers, full-time employees or sales representatives of the Fund, IMI, ISI, Alger Management, Scottish Equitable, GEIM, Janus Capital, C.A.S.E., NWQ, Luther King, Dean Investment, AIMI, or any of their affiliates.


     o Directors, officers, full-time employees and sales representatives of dealers having a sales agreement with ISI.

     o Any trust, pension, profit-sharing or other benefit plan for any of the foregoing persons.

     o    Any family members of the foregoing persons.

     o "Wrap" accounts for the benefit of clients of certain broker-dealers, financial institutions or financial planners, who have entered into arrangements with the Fund or ISI.

Persons eligible to buy Class A shares at NAV may not impose a sales charge when they re-sell those shares.

                               Dealer Reallowances

IDEX sells shares of its Portfolios both directly and through authorized dealers. When you buy shares, your Portfolio receives the entire NAV. ISI keeps the sales charge, then "reallows" a portion to the dealers through which shares were purchased. This is how dealers are compensated.

From time to time, ISI will create special promotions in which dealers earn larger reallowances in return for selling significant amounts of shares or for certain training services. Sometimes, these dealers may earn virtually the entire sales charge; at those times, they may be deemed underwriters as described in the Securities Act of 1933.

Promotions may also involve non-cash incentives such as prizes or merchandise. Non-cash compensation may also be in the form of attendance at seminars conducted by ISI, including lodging and travel expenses, in accordance with the rules of the NASD.

Reallowances may also be given to financial institutions to compensate them for their services in connection with Class A share sales and servicing of shareholder accounts.

ISI may also pay dealers or financial institutions from its own funds for administrative services for larger accounts.

                        Class A Share Quantity Discounts
                           Aggressive Growth Portfolio
                         International Equity Portfolio
                         Capital Appreciation Portfolio
                                Global Portfolio
                                Growth Portfolio
                               C.A.S.E. Portfolio
                             Value Equity Portfolio
                        Strategic Total Return Portfolio
                       Tactical Asset Allocation Portfolio
                               Balanced Portfolio

                             Sales Charge       Reallowance        Sales Charge
                               as % of       to Dealers as a %       as % of
Amount of Purchase          Offering Price   of Offering Price   Amount Invested
Under $50,000                   5.50%              4.75%              5.82%
$50,000 to under $100,000       4.75%              4.00%              4.99%
$100,000 to under $250,000      3.50%              2.75%              3.63%
$250,000 to under $500,000      2.75%              2.25%              2.83%
$500,000 to under $1,000,000    2.00%              1.75%              2.04%
$1,000,000 and over             0.00%              1.00%*             0.00%

* This is not a charge incurred by shareholders. ISI, at its own expense, from time to time may make the following payments: 1% of the NAV of shares sold in amounts of $1,000,000 to under $2,500,000; .75% of the NAV of shares sold in amounts of $2,500,000 to under $4,000,000; .50% of the NAV of shares sold in amounts of $4,000,000 to under $5,000,000; and .25% of the NAV of shares sold in amounts of $5,000,000 and over. The privilege of buying Class A shares at NAV in amounts of $1,000,000 or more is not available if another NAV purchase privilege is also available at the same time.



                        Class A Share Quantity Discounts
                            Flexible Income Portfolio
                              Income Plus Portfolio
                              Tax-Exempt Portfolio

                             Sales Charge       Reallowance        Sales Charge
                               as % of       to Dealers as a %       as % of
Amount of Purchase          Offering Price   of Offering Price   Amount Invested
Under $50,000                   4.75%              4.00%              4.99%
$50,000 to under $100,000       4.00%              3.25%              4.17%
$100,000 to under $250,000      3.50%              2.75%              3.63%
$250,000 to under $500,000      2.25%              1.75%              2.30%
$500,000 to under $1,000,000    1.25%              1.00%              1.27%
$1,000,000 and over             0.00%              0.50%*             0.00%

* This is not a charge incurred by shareholders. ISI, at its own expense, from time to time may make the following payments: .50% of the NAV of shares sold in amounts of $1,000,000 to under $2,500,000; .35% of the NAV of shares sold in amounts of $2,500,000 to under $4,000,000; .20% of the NAV of shares sold in amounts of $4,000,000 to under $5,000,000; and .15% of the NAV of shares sold in amounts of $5,000,000 and over. The privilege of buying Class A shares at NAV in amounts of $1,000,000 or more is not available if another NAV purchase privilege is also available at the same time.

                                CLASS "B" SHARES

                                Charges and Fees

When you buy Class B shares, you pay no up-front sales charge. You pay distribution and service fees up to 1.00% per year as long as you own Class B shares. When you redeem your shares, you may incur a sales charge, which decreases year by year. Class B shares convert to Class A shares automatically after eight years.

Class B Shares
--------------------------------------------------------------------------------
                                           Contingent Deferred Sales Charge
                                          as a Percentage of Dollar Amount
Year Since Purchase                              Subject to Charge
--------------------------------------------------------------------------------
First                                                    5%
Second                                                   4%
Third                                                    3%
Fourth                                                   2%
Fifth and Sixth                                          1%
Seventh and Later                                        0%

Here's how the amount subject to sales charge is determined:

     o Dividends and capital gains, either in cash or reinvested shares, are not subject to the sales charge.

     o    There is no sales charge on any increase in value of your shares.

     o If your shares are worth less than when you bought them, the charge will be assessed on their current, lower value.

     o When you put in an order to redeem Class B shares, IDEX always sells the longest held shares first, then the next longest held, etc., until your redemption request is fulfilled.

For the purpose of calculating the contingent deferred sales charge, your holding period for Class B shares always begins on the first day of the first month after you pay for them.



                       Class B Share Dealer Reallowances

Aggressive Growth Portfolio, International Equity Portfolio, Capital Appreciation Portfolio, Global Portfolio, Growth Portfolio, C.A.S.E. Portfolio, Value Equity Portfolio, Strategic Total Return Portfolio, Tactical Asset
                    Allocation Portfolio, Balanced Portfolio

Amount of Class B Shares Purchased                Dealer Reallowance %

Up to $250,000                                           4.00%
$250,000 to $500,000                                     2.50%

     Flexible Income Portfolio, Income Plus Portfolio, Tax-Exempt Portfolio

Amount of Class B Shares Purchased                Dealer Reallowance %

Up to $250,000                                           3.00%
$250,000 to $500,000                                     2.00%


Class B shares are not sold in amounts over $500,000. Besides the reallowances at the time of sale, dealers begin to earn an annual service fee of up to 0.25% of average daily net assets on Class B shares in the 13th month after their sale.

                            Waivers of Sales Charges

The sales charge on Class B shares may be waived in these circumstances:

     o    Following the death of the shareholder.

     o Following the total disability of the shareholder, as determined by the Social Security Administration (applies only to shares held at the time the disability is determined).

     o On redemptions made under the Fund's systematic withdrawal plan, but each year this amount may not exceed 12% of the value of the account on the date the systematic withdrawal plan was established. The Fund's systematic withdrawal plan is discussed in more detail later in this Prospectus.

     o Within 90 days of redeeming Class B shares of one Portfolio, if you reinvest the proceeds in Class B shares of another Portfolio, the sales charge on the first redemption will be waived.

     o On withdrawals from IRS qualified and nonqualified retirement plans, individual retirement accounts, tax-sheltered accounts, and deferred compensation plans, where such withdrawals are permitted under the terms of the plan or account (e.g., attainment of age 59 1/2, separation from service, death, disability, loans, hardships, withdrawals of excess contributions pursuant to applicable IRS rules or withdrawals based on life expectancy under applicable IRS rules). This waiver does not include transfer of asset redemptions, broker directed accounts or omnibus accounts.

See the SAI for complete information about Class B share sales charge waivers.

                                CLASS "C" SHARES

                                Charges and Fees

When you buy Class C shares, you pay no up-front sales charge. As long as you own them, you will be charged distribution and service fees of up to .90% per year. The Tax-Exempt Portfolio currently limits these fees to no more than .60% of average daily net assets attributable to Class C shares.

                               Dealer Reallowances

Currently, ISI pays dealers a distribution fee of no more than .90% per year of the average daily net assets of Class C shares the dealer sells.

                                CLASS "T" SHARES
                        (not available to new investors)

                                  Sales Charges

When you buy Class T shares of the Growth Portfolio, you generally pay an up-front sales charge. You can reduce the sales charge percentage in the same four ways that are described above under Class A Shares. Class T shares are not subject to annual distribution and service fees.

You generally pay no sales charge when you redeem Class T shares. As with Class A shares, if you pay no up-front sales charge because you are purchasing $1 million or more of Class T shares, you will pay a deferred sales charge of 1% if you redeem any of those shares within the first 24 months after buying them, unless they were purchased through a qualified retirement plan. The charge is assessed on an amount equal to the lesser of the then current market value or the original cost of the shares being redeemed. No sales charge is imposed on increases in net asset value above the initial purchase price.

                        Class T Share Quantity Discounts

                                Growth Portfolio

                             Sales Charge       Reallowance       Sales Charge
                               as % of       to Dealers as a %      as % of
Amount of Purchase          Offering Price   of Offering Price   Amount Invested
Under $10,000                   8.50%              7.00%             9.29%
$10,000 to under $25,000        7.75%              6.25%             8.40%
$25,000 to under $50,000        6.25%              5.50%             6.67%
$50,000 to under $75,000        5.75%              5.00%             6.10%
$75,000 to under $100,000       5.00%              4.25%             5.26%
$100,000 to under $250,000      4.25%              3.75%             4.44%
$250,000 to under $500,000      3.00%              2.50%             3.09%
$500,000 to under $1,000,000    1.25%              1.00%             1.27%
$1,000,000 and over             0.00%              1.00%*            0.00%

* This is not a charge incurred by shareholders. ISI, at its own expense, from time to time may make the following payments: 1% of the NAV of shares sold in amounts of $1,000,000 to under $2,500,000; .75% of the NAV of shares sold in amounts of $2,500,000 to under $4,000,000; .50% of the NAV of shares sold in amounts of $4,000,000 to under $5,000,000; and .25% of the NAV of shares sold in amounts of $5,000,000 and over. The privilege of buying Class T shares at NAV in amounts of $1,000,000 or more is not available if another NAV purchase privilege is also available at the same time.

                 Waiver of Sales Charges to Certain Individuals

Class T shares of a Portfolio may be sold without sales charges to:


     o Current or former trustees, directors, officers, full-time employees or sales representatives of the Fund, IMI, ISI, Alger Management, Scottish Equitable, GEIM, Janus Capital, C.A.S.E., NWQ, Luther King, Dean Investment, AIMI, or any of their affiliates.


     o Directors, officers, full-time employees and sales representatives of dealers having a sales agreement with ISI.

     o Any trust, pension, profit-sharing or other benefit plan for any of the foregoing persons.

     o    Any family members of the foregoing persons.

     o "Wrap" accounts for the benefit of clients of certain broker-dealers, financial institutions or financial planners, who have entered into arrangements with the Fund or ISI.

Persons eligible to buy Class T shares at NAV may not impose a sales charge when they re-sell those shares.

                           HOW TO REDEEM (SELL) SHARES

In this section, the words "redeem" and "sell" with regard to your shares have the same meaning. This section describes selling shares for cash. For other circumstances, see Redemption of Shares in the SAI.

When you may redeem

You may redeem your shares at any time. Your transaction will be processed at the NAV on the day your redemption request is received in proper form.

Redemption and repurchase of shares may be suspended or payment postponed during any period when the Exchange is closed or trading on the Exchange is restricted.

When to expect your money

IDEX will normally pay you for your shares within three days of receiving a valid redemption request. However, shares purchased by check or electronically are not considered part of your available balance for 15 days. Therefore, IDEX may not send payment of such proceeds for up to 15 days from the purchase date to allow for sufficient clearing time. You may avoid this delay by purchasing shares using either a cashiers' check, certified check or electronic funds transfer.

Payment by check will be sent by first-class mail. If you want overnight delivery and if the service is available to your address, IDEX will use this mail service for a $20 service charge. See below for other payment options.

As described under "How to Buy Shares," above, on Class B and certain Class A shares, you will be charged a contingent deferred sales charge when you redeem them.

How to Redeem Shares By Mail

Send your redemption request to:

    Idex Investor Services, Inc.
    Attention: Redemptions
    P.O. Box 9015
    Clearwater, FL 33758-9015

Your redemption request must be signed by the owner(s) of the account, or by a person authorized to act for the owner(s). If the shares are held in the name of a corporation, partnership or trust, you must include written evidence of the authority of the person making the redemption.

     o Include the name of the Portfolio, the class of shares, the number of shares or dollar amount of shares to be sold, the account number, and the name(s) on the account.

     o    If you have the share certificates, they must be returned.

     o    Your signature(s) may have to be guaranteed.

Signature Guarantees

For your protection, a signature guaranteed written request will be required for the following transactions:

     o    Redemption requests larger than $100,000.

     o Redemption requests of any size made for an account where the address has been changed within the past 10 days.

     o Redemptions by check made payable to someone other than the name(s) on the account or sent to an address other than the address of record.

     o Redemptions by Federal funds bank wire to a bank that is not pre-designated on your account.

     o    Requests to change the registered owners of an account.

     o Requests to change systematic withdrawal plan or cash dividend payment details.


This guarantee must be made by a national or state bank, a member firm of a national stock exchange, or any other eligible guarantor as defined by the SEC. Notarization is not an acceptable substitute. IDEX may require signature guarantees under certain other circumstances.

How to Redeem Shares by Telephone and Get Your Money by Check

You may redeem shares by phone in amounts up to $50,000 per day and receive your money by check unless you have declined this privilege on the New Account Application. Call (888) 233-4339 (toll free) to request a phone redemption.

The Fund, ISI and IDEX are not liable for complying with telephone instructions which are believed by the Fund, ISI and IDEX to be genuine. The Fund, ISI and IDEX will employ reasonable procedures to make sure telephone instructions are genuine. In situations where the Fund, ISI and IDEX reasonably believe they were acting on genuine telephone instructions, you bear the risk of loss. These procedures may include requiring personal identification, providing written confirmation of transactions, and tape recording conversations. The Fund has the right to modify the telephone redemption privilege.

Telephone redemption with payment by check is not allowed in the following situations:

     o For shares that have not yet become part of your available balance (generally those purchased by check or electronically within the past 15 days).

     o For retirement accounts (except IRAs, which will be subject to 10% withholding).

     o    For shares of which you have the physical certificates.

     o For accounts where the address has been changed within the past 10 days.

If the account is held in more than one name, IDEX, provided the accountholder(s) have not declined the telephone redemption privilege on the New Account Application, may accept a telephone sale order from any one account holder. Your registered representative may redeem shares on your behalf by telephone unless you have declined the telephone redemption privilege on your New Account Application.

How to Redeem Shares by Telephone and Get Your Money Electronically (Direct Deposit)


You may redeem up to $50,000 worth of shares per account per day by phone and have your money sent electronically to a pre-authorized bank account. To receive this privilege, complete the appropriate section of the New Account Application. If you already have an account, and want to add this privilege, mail a signature-guaranteed letter and a voided check to IDEX. Electronic transfers usually take three banking days. No fee is currently charged for this service.

Funds sent via Federal funds bank wire usually arrive on the next banking day. Each time you have money wired to your bank account, a $10 fee will be charged and will be deducted from your IDEX account. The receiving bank may also charge you a fee. Federal funds wire transfers require a minimum redemption of $1,000. If you don't have the wire transfer privilege, and don't want to establish it as a standing privilege on your account, you may still redeem shares and receive funds at a U.S. bank via Federal funds wire by writing a letter of instruction to IDEX and including a voided check. Such a wire redemption request requires a signature guarantee.


How to Redeem Shares Through a Dealer

You may also redeem through registered securities dealers. It's the responsibility of such dealers to transmit your sell orders promptly. Payment for these redemption requests will be made to the dealer within three days after IDEX receives your order, properly signed, including share certificates and appropriate signature guarantees where necessary.

How to Redeem Shares Automatically-Monthly, Quarterly or Annually

You may set up a systematic withdrawal plan ("SWP") on your New Account Application or by calling Customer Service to get the forms. To establish an SWP, you must:

     o    Have an account worth at least $10,000 (no minimum for IRA accounts).

     o    Withdraw at least $50 with each redemption.

     o Withdraw no more than 12% annually of the value of your account, if you own Class B shares.

You can get your money by direct deposit to your bank account or by check to your address of record. Withdrawals paid by direct deposit can be made on any day you select between the 3rd and 28th of the month. Withdrawals paid by check are available only on a fixed date each month, which is normally seven to ten days before the first of the month. The Fund cannot guarantee that you'll receive your money exactly by the date you select.

Before you set up an SWP, be aware of these conditions:

     o If an SWP is established on a new account, the initial disbursement cannot normally be made within 15 days of your initial purchase to allow for collection of funds.

     o Dividends and capital gains on accounts with an active SWP must be reinvested.

     o If the requested payments under an SWP require sale of more shares than have been credited, your original investment may be depleted and ultimately exhausted.

     o    Payments under an SWP may be taxable.

     o If you have an SWP in a Portfolio and are simultaneously buying shares in it, you'll pay more in sales charges than you have to.

     o You can change or cancel an SWP at any time by writing or calling IDEX. An SWP will be terminated when all shares in an account have been redeemed, or when IDEX receives notice of the accountholder's death.

                             Reinvestment Privilege

If you sell Class A, B or T shares, you may repurchase shares in any Portfolio of the same class, in an amount not more than the amount you sold, without incurring a new sales charge. To do this, you must send a check accompanied by a written request to IDEX within 90 days after you sell your shares. IDEX reserves the right to modify or eliminate this privilege at any time. Certain distributions from qualified plans are not eligible.

When you exercise the reinvestment privilege:

     o You may reinvest the proceeds of a Class B share sale in other Class B shares, and your new shares will be considered the same age as your old shares. For example, if you sell three-year-old shares and buy new shares, the new shares will be considered three years old, and therefore subject to a smaller contingent deferred sales charge;

     o The contingent deferred sales charge you paid when you sold your Class B shares will also be reinvested in new Class B shares;

     o You may reinvest the proceeds of a Class B share sale (less the contingent deferred sales charge) in Class A shares without paying the up-front charge on the Class A shares.

                             HOW TO EXCHANGE SHARES

You may exchange shares of one Portfolio for shares in the same class of another Portfolio of the Fund or for any of the three portfolios of the Cash Equivalent Fund ("Money Market Funds") without incurring a sales charge at the time of the exchange. Exchanges may be requested by telephone or in writing. You automatically have the telephone exchange privilege unless you decline it on your New Account Application. Exchanges will be effected as of the end of the day when your exchange request is received, if it is received before the close of the Exchange, normally 4:00 p.m. Eastern time. These restrictions apply:

     o    Exchanges must be made in amounts of $500 or more.

     o You may exchange Class A shares for A shares, Class B shares for B shares, and Class C shares for C shares in any of the Portfolios.

     o Class T Shares may be exchanged only for Class A shares of the IDEX Portfolios other than the Growth Portfolio. Class A shares of all IDEX Portfolios are subject to 12b-1 distribution and service fees.

     o You may not exchange other classes of shares of the IDEX Portfolios for Class T Shares.

     o The Fund reserves the right to limit exchanges or modify or terminate the exchange privilege at any time.

With Class B shares, the contingent deferred sales charge will be calculated from the date you bought your original shares. This means your new shares will be the same age as your old shares, so your sales charge will not increase because of the exchange.

You may exchange all the shares in one account for shares in another account. All special features of the old account, such as Automatic Investment Plan, Letter of Intention, and Systematic Withdrawal Plan, will be transferred to the new account, unless you instruct otherwise.

You may exchange part of the shares in one account and open a new account for new shares in another Fund or Portfolio. In partial exchanges, all special features except Automatic Investment Plan and Systematic Withdrawal Plan will be transferred to the new account, unless you instruct otherwise.

There is currently not a fee for exchanges. However, if you request three or more exchanges in a calendar quarter, a $10 service fee per exchange will be charged on the accounts from which shares are being exchanged. This fee has been imposed to deter the practice of timing the market and to defray the costs of maintaining an automated exchange service for accounts wherein transactions are based upon certain pre-determined market indicators ("Timing Accounts"). An account will be deemed a Timing Account if three or more requests to exchange from a Portfolio are made in any calendar quarter. Systematic exchanges, dividend reinvestment to a different Portfolio and exchanges from Money Market Funds are excluded from this service fee.

Before making an exchange into a Fund or Portfolio which is new to you, read the Prospectus carefully. You can order Prospectuses by calling or writing IDEX Customer Service.

                               Telephone Exchanges


Call IDEX Customer Service at (888) 233-4339 (toll free) to request a telephone exchange. New shares you acquire by telephone exchange must be registered in exactly the same name as the shares sold, and exchanges generally can only be made between accounts registered in the name of the same shareholder(s) (including newly established shareholder accounts).


                              Systematic Exchanges


You may choose to exchange shares of the same class automatically at regular intervals from one Portfolio to another in the same way you would set up a Systematic Withdrawal Plan. You can do it either on your New Account Application, or by calling or writing IDEX. All exchange restrictions described above also apply to systematic exchanges. In addition, new shares you acquire by systematic exchange must be registered in exactly the same name as the shares sold. Systematic Exchanges can only be made between accounts registered in the name of the same shareholder(s) (including newly established shareholder accounts).


                      Money Market Fund Exchange Privilege

You may exchange Class A, C or T shares for any of the Money Market Funds. You may exchange Class B shares only for the Class B Cash Equivalent Money Market Portfolio. You may request a Money Market Fund exchange by calling or writing IDEX Customer Service.

Systematic exchanges may also be made between the Money Market Funds and the Portfolios of the Fund.

Sales of shares in connection with Money Market Fund exchanges will be effected as of the end of the day when your exchange request is received, if received before the close of the Exchange, normally 4:00 p.m. Eastern time.

Sales charges will be applied to exchanges from Money Market Funds when you originally invest in the Money Market Funds and then decide to exchange for shares of a Portfolio of the Fund.

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





The Money Market Funds, which are separately managed by Scudder Kemper Investments, Inc., are open-end, diversified money market mutual funds. The exchange privilege does not constitute an offering or recommendation of Money Market Fund shares by the Fund. Before making a Money Market Fund exchange, you should consider the investment objective of the Money Market Fund and read its current Prospectus.

Special Rules for Class B Shares in Money Market Fund Exchanges

When you exchange Class B shares of a Portfolio for Class B shares of the Cash Equivalent Money Market Portfolio, you won't be charged a contingent deferred sales charge. You'll be charged the sales charge if you later sell the Class B shares of the Cash Equivalent Money Market Portfolio, but the time you held them will not count toward figuring the sales charge.

If you exchange Class B shares of the Cash Equivalent Money Market Portfolio back for Class B shares of a Portfolio of the Fund, no sales charge will be made. But when you eventually sell the Class B shares of your Portfolio, you will pay the deferred sales charge, which is determined only for the time you held Class B shares in the Fund. The time you held Class B shares of the Cash Equivalent Money Market Portfolio does not count toward figuring your ultimate sales charge.

                           OTHER IMPORTANT INFORMATION

                             Minimum Account Balance

If your account balance falls below $500 due to redemptions, a $10 fee will be charged twice a year. If your account falls below $250 because of redemptions, it will be liquidated and a check will be mailed to your address of record. Class B accounts will have applicable sales charges deducted.

No minimum account fees will be charged on:

     o    Accounts opened within the preceding 24 months;

     o Accounts with an active monthly Automatic Investment Plan ($50 minimum per account); or

     o Accounts owned by individuals whose multiple accounts with the same Social Security number have a combined balance totaling $5,000 or more.


Currently, before a minimum account fee is assessed or an account is liquidated, you'll be given 60 days notice and will have the opportunity to increase the account balance to at least $500 or to start a monthly Automatic Investment Plan. The Fund reserves the right to change these minimum account rules, subject to regulatory requirements.


                             Repurchase Arrangements

For your convenience, the Fund has authorized ISI to act as its agent in the repurchase of Fund shares. This procedure may be terminated at any time. If you sell your shares to ISI through a dealer, your dealer may charge you an additional fee.

                                Retirement Plans

All classes of shares may be purchased in qualified retirement plans, including IRAs, 401(k)s, Simplified Employee Pension Plans (SEP-IRAs), corporate and self-employed pension and profit sharing plans (Keoghs) and 403(b)(7) programs.

Retirement plan accounts naming IFTC as custodian are ordinarily charged a $15 per year maintenance fee, with a maximum of $30 per year per taxpayer ID number. If the combined balances of such accounts with the same taxpayer ID number, under IFTC as custodian, are more than $50,000, there's generally no fee.

The SAI contains more information about retirement plans. Consult with your tax adviser about tax issues in such plans.

                         How Transactions Are Confirmed

After most account transactions, you'll receive a statement showing the details of the transaction. In addition, you'll receive a quarterly statement which details all your financial transactions for the period indicated, including dividend and capital gain distributions as well as your electronic transactions.

Historical Statements. You may order a historical statement covering years before the current year.

Share Certificates. Account holders ordinarily don't want share certificates. Shares are normally recorded on the Fund's books and no certificates are issued. You may, however, get certificates for your shares, with these limitations:

     o    No certificates will be issued for fractional shares.

     o No certificates will be issued for accounts holding less than 30 shares, except in connection with sales or transfers of shares from other funds when you already hold certificates.

     o    Certificates are issued only as your account is registered.

     o Certificates are not issued for retirements plan accounts with IFTC as custodian.

If you want certificates representing your shares, call or write IDEX to request them. You may return share certificates to IDEX for re-deposit at any time. Notify IDEX immediately if your certificates are lost or stolen. There may be a charge for canceling and replacing lost or stolen share certificates. Remember that if you ask for a certificate for your shares, you won't be able to redeem or exchange your shares by telephone. You'll have to send your share certificate to IDEX in order to redeem or exchange those shares.

                    SECURITIES IN WHICH THE PORTFOLIOS INVEST

A Portfolio's potential risks and rewards are achieved fundamentally from the investments it makes. Certain limitations may apply to Portfolio investments. Unless otherwise indicated, all limitations apply at the time of investment. Limitations on borrowing and investments in illiquid securities apply on a continuous basis. This section discusses those securities with special risk/reward considerations. This section should be read together with the section called Additional Risk Factors.

                               Foreign Securities

Subject to the following limitations, each Portfolio, other than the Tax-Exempt Portfolio, may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States.

     o The Growth, Balanced, Capital Appreciation, Aggressive Growth, Tactical Asset Allocation, C.A.S.E., Income Plus and Value Equity Portfolios may invest up to 25% of their individual net assets, directly or indirectly, in foreign securities.

     o The Global and International Equity Portfolios may invest without limit in foreign securities.

     o The Strategic Total Return Portfolio may invest up to 25% of its net assets directly or indirectly in foreign securities, provided that no more than 10% of its total assets may be invested directly in such securities denominated in foreign currency and not publicly traded in the United States.

     o The Flexible Income Portfolio may invest up to 50% of its net assets, directly or indirectly, in foreign securities, provided that no more than 25% of its total assets may be invested in the securities of the government or private issuers of any one foreign country.

In addition to direct foreign investment, these Portfolios may also invest in foreign securities through American Depositary Receipts ("ADRs") or American Depositary Shares ("ADSs"), which are dollar-denominated receipts issued by domestic banks or securities firms. ADRs and ADSs are publicly traded on U.S. exchanges, and may not involve the same risks as securities denominated in foreign currency.


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



Each of these Portfolios may also indirectly invest in foreign securities through European Depositary Receipts ("EDRs"), which are typically issued by European banks; in Global Depositary Receipts ("GDRs"), which may be issued by domestic or foreign banks; and in other types of receipts evidencing ownership of foreign securities.

Investments in foreign securities involve different risks from investing in domestic securities. See Additional Risk Factors.

                Futures, Options and Other Derivative Instruments

Each of the Portfolios, other than the Tax-Exempt and Income Plus Portfolios, may write and purchase options on securities, as well as engage in transactions involving options on securities or foreign currencies, futures contracts, options on futures contracts, forward currency contracts, and interest rate swaps, caps and floors. These instruments are commonly called derivatives, because their price is derived from an underlying index, security or other measure of value.

These Portfolios use derivatives primarily as a hedge -- for example, to protect portfolio positions against market or currency swings, to gain market exposure for accumulating and residual cash balances pending investment in securities, to adjust a Portfolio's overall maturity duration, or to reduce the risk inherent in the management of the Portfolio involved.

Futures contracts and related options may be used to attempt to enhance profit, but each Portfolio limits non-hedging use of such instruments by requiring that the aggregate initial margin and premiums required to establish non-hedging positions will not exceed 5% of the fair market value of such Portfolio's net assets.

The  Value  Equity,   Strategic  Total  Return  and  Tactical  Asset  Allocation
Portfolios do not currently intend to purchase or sell any derivatives during the fiscal year ending October 31, 1998. However, they may do so in the future.

The Flexible Income Portfolio may also write and purchase options on securities to attempt to enhance income. Call options, which give the buyer the right to "call away" a portfolio security at a designated price until a certain date, must be "covered" -- that is, the Portfolio must own the securities required to fulfill the contract.

The Income Plus Portfolio may purchase and sell contracts for the future delivery of fixed-income securities at an established price, commonly called "interest rate futures contracts." It does so only for the purpose of hedging against anticipated interest rate changes that would adversely affect the value of Portfolio securities. The Portfolio will maintain cash or cash equivalents equal in value to the market value of futures contracts purchased (less related margin deposits) to assure that its position is fully collateralized and that its use of such contracts is minimally leveraged.

The Aggressive Growth Portfolio intends to use derivatives for hedging as well as to enhance income, subject to these limitations:

     o The Portfolio may write covered call options on common stocks that it owns or has an immediate right to acquire through conversion or exchange of other securities in an amount not to exceed 25% of total assets.

     o    The Portfolio does not intend to write any put options.

     o The Portfolio may buy only those options listed on a national securities exchange.

     o The Portfolio will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 10% of the Portfolio's total assets.

     o No more than 5% of the Portfolio's total assets will be committed to non-hedging transactions.

     o The Portfolio will buy and sell stock index futures contracts and options on stock index futures only for hedging or other permissible risk-management purposes, not for speculation. Aggregate initial margins and premiums on such investments may not be more than 5% of the Portfolio's total assets.

The Portfolios' futures contracts activities are limited in such a manner as to qualify for certain exemptions from registration with the Commodity Futures Trading Commission.

There can be no assurance that the use of derivatives will help a Portfolio achieve its investment objective. Derivatives involve special risks. See Additional Risk Factors.

For more information about derivatives and their risks, see the SAI.

                   Mortgage and Other Asset-Backed Securities

Each Portfolio may invest up to 25% of its net assets in mortgage- and other asset-backed securities. These are subject to prepayment risk -- the possibility that early payoffs of underlying mortgages or other loans will cause the principal and interest on the security to be paid before its stated maturity. These early payments are more likely during periods when long-term interest rates decline. In the event of such a prepayment during an interest rate decline, a Portfolio may be required to invest the unanticipated proceeds at a lower interest rate. Prepayments during such periods will also limit a Portfolio's ability to participate in the kind of market gains possible with comparable government securities not subject to prepayment.


The Value Equity Portfolio does not currently intend to invest in these types of securities during the fiscal year ending October 31, 1998, although it may do so in the future.


                             Convertible Securities

The Portfolios may invest in varying degrees in convertible securities, which may include corporate notes or preferred stock, but ordinarily are long-term debt obligations which are convertible at a stated rate and time into common stock of the issuer.

As with all debt securities, the market value of convertibles tends to decline as interest rates rise and to increase as interest rates fall. Convertible securities generally offer lower interest rates or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible exceeds the conversion price, the price of the convertible tends to rise like the common stock price. When the price of the underlying stock declines, the convertible tends to trade increasingly on a yield basis; therefore, its price may not fall as much as the price of the common stock.

Convertible securities generally rank senior to common stocks in an issuer's capital structure. That means convertible obligations are supposed to be paid off before common stock obligations. Consequently, most convertibles are of higher quality and entail less risk of decline in market value than the issuer's common stock. However, the extent to which such risk is reduced depends largely on the market value of the convertible as a debt security -- i.e., if compared to other debt securities, the convertible pays a competitive rate and is in demand, its price will hold up.

Each Portfolio that invests primarily in equity securities may invest in convertibles as a substitute for common stock. When investing in convertible debt securities, each Portfolio will evaluate them for potential investment using the same ratings criteria as such Portfolio would use for investments in non-convertible debt securities. See Securities in Which the Portfolios Invest - Debt Securities.

             When-Issued, Delayed Delivery and Forward Transactions

Each Portfolio, other than the Tax-Exempt and Tactical Asset Allocation Portfolios, may buy securities on a when-issued or delayed delivery basis. They may also enter into contracts to buy securities for a fixed price at a future date beyond normal settlement time ("forward commitments"). The Tax-Exempt Portfolio may purchase municipal bonds on a when-issued or delayed delivery basis. The Portfolios bear the risk that the value of such securities may change before delivery and the risk that the seller may not complete the transaction. See Appendix B for more information.

                               Illiquid Securities

Each of the Portfolios, other than the Tax-Exempt and Income Plus Portfolios, may invest as much as 15% of their net assets in securities that are considered illiquid. The Tax-Exempt and Income Plus Portfolios may invest as much as 10% of their net assets in such securities.

Securities may be considered illiquid if there is no readily available market for them, or if they carry legal or contractual restrictions on resale. It often takes more time to sell illiquid securities, and costs more in brokerage or dealer discounts or other expenses than does the sale of exchange-listed securities or securities traded over-the-counter. As a result, a Portfolio may not be able to sell such securities

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



readily when the sub-adviser thinks it proper to do so. The sub-adviser may have to sell an alternative security in order to meet short-term needs for cash such as shareholder redemption requests at a time that may not be advantageous.

Certain securities, called Rule 144A securities, are not registered for sale to the public, but may be sold to certain institutional investors. Rule 144A securities may be considered liquid if a dealer or an institutional market exists for them. Procedures have been established by the Portfolios' sub-advisers and Board of Trustees to determine if certain Rule 144A securities and other securities, including commercial paper, are liquid. Under similar procedures for the Flexible Income and Tax-Exempt Portfolios, the sub-adviser and Board of Trustees may determine that certain municipal leases are liquid. Securities purchased under these rules may later become illiquid. The
Portfolios' investments in such securities could have the effect of increasing the level of Portfolio illiquidity to the extent that a dealer or institutional trading market declines. To the extent such securities are determined to be liquid, they will not be subject to the percentage limitations described above.

The Tactical Asset Allocation Portfolio does not currently intend to invest in illiquid securities.

                     Zero Coupon Bonds and Other Securities

Each of the Portfolios, other than the Aggressive Growth and Value Equity Portfolios, may invest as much as 10% of their assets in zero coupon bonds, step coupon bonds, pay-in-kind securities or strips.

     o Zero coupon bonds do not make regular interest payments. They are sold at a discount from face value. Principal and accreted discount (representing interest accrued but not paid) are paid at maturity.

     o Step coupon bonds sell at a discount and pay a low coupon rate for an initial period, then pay a higher coupon rate thereafter.

     o Pay-in-kind securities may pay interest in cash or in the form of a similar bond or other asset.

     o Strips are debt securities that are stripped of their interest after the securities are issued, but are comparable to zero coupon bonds.

The market value of these four kinds of securities generally fluctuates more in response to interest rate changes than does the market value of interest-paying securities of comparable quality and term. The Portfolios may realize greater gains or losses as a result of such fluctuations.

To pay cash distributions from income earned on these kinds of securities, the Portfolios may sell certain securities and may incur a capital gain or loss on the sale.

                  Repurchase and Reverse Repurchase Agreements

Each of the Portfolios may invest in repurchase and reverse repurchase agreements. In a repurchase agreement, the Portfolio buys a security and simultaneously agrees to resell it to the seller, generally a bank or broker-dealer who agrees to repurchase the security, at a specified price and date or on demand. This technique is a method of earning income on idle cash. The repurchase agreement is effectively secured by the value of the underlying security.

If a seller fails to repurchase the security as agreed, the Portfolio may suffer a loss if the security's value declines before it can be sold on the open market. If the seller goes bankrupt, a Portfolio may encounter delays and increased costs in selling the underlying security.

Repurchase agreements maturing in more than seven days are subject to the limits described above on illiquid securities.

In a reverse repurchase agreement, a Portfolio sells a security to another party such as a bank or broker-dealer in return for cash and the Portfolio agrees to buy the security back at a future date and price. These agreements may provide cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without actually selling portfolio securities. They also may help earn additional income on securities like treasury bills and notes.


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                           U.S. Government Securities

Each of the Portfolios may invest in U.S. government securities, which are debt securities backed either by the credit of the U.S. government as a whole or only by the credit of the issuing agency or instrumentality. Securities issued by the Federal Home Loan Banks and the Federal National Mortgage Association (FNMA) are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances. U.S. Treasury bonds, notes and bills, and some agency securities, such as those issued by the Government National Mortgage Association
(GNMA), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality U.S. government securities.

                                 Debt Securities

None of the Portfolios, other than the Value Equity, Strategic Total Return, Flexible Income and Income Plus Portfolios, may invest more than 5% of its net assets in high yield/high risk bonds, commonly referred to as "junk bonds." Junk bonds are bonds that are rated below investment grade and normally involve greater risk than investment grade securities. (See Additional Risk Factors.) The Flexible Income Portfolio may invest without limit, the Income Plus Portfolio may invest up to 50% of its total assets, and each of the Value Equity and Strategic Total Return Portfolios may invest up to 10% of its total assets, in junk bonds, or in the case of the Value Equity and Strategic Total Return Portfolios, in convertible securities rated lower than investment grade.

The Aggressive Growth and C.A.S.E. Portfolios may invest in debt securities rated only in the three highest categories by Moody's (Aaa, Aa or A) or S&P (AAA, AA or A).

The Tactical Asset Allocation Portfolio will limit investments in commercial paper to obligations rated Prime-1 by Moody's or A-1 by S&P.


The Portfolios may also buy unrated securities that, in a sub-adviser's opinion, are equal in quality to a Portfolio's rated debt securities.


Unrated debt securities are not necessarily of lower grade than rated securities, but they may not be as attractive to some buyers. The Portfolios rely on the credit analysis of their sub-advisers when investing in unrated debt securities.

See the IDEX Tax-Exempt Portfolio - Primary Investment Practices for a discussion of the Portfolio's investments in debt securities.

                           Other Investment Companies

Certain of the Portfolios may invest in securities issued by other investment companies, within limits described in the SAI and in accordance with the 1940 Act. These limitations do not apply to investments by the International Equity Portfolio in the GEI Short-Term Investment Fund, as described under How the Portfolios Invest - Cash Positions and Debt Investing by Stock Portfolios. A Portfolio may indirectly bear its proportionate share of any investment advisory fees and expenses paid by the funds in which it invests, in addition to the investment advisory fee and expenses paid by such Portfolio.

The International Equity Portfolio may invest in investment funds which have been authorized by the governments of certain countries specifically to permit foreign investment in securities of companies listed and traded on the stock exchanges in these countries.

                                Bank Obligations

Subject to its investment policy, during temporary defensive periods or for investment of incidental cash balances and short-term cash management, a Portfolio may invest up to 100% of its assets in bank obligations such as CDs or time deposits. Certain characteristics of the banking industry and the possible risks of such investments might be:

     o banks are subject to extensive governmental regulations which may limit the amounts and types of loans and other financial commitments, as well as interest rates and fees which may be charged;

     o profitability is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions; and


                                       62

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     o    exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations.

                            HOW THE PORTFOLIOS INVEST

A  Portfolio's  potential  risks and  rewards  are  affected  by the  investment
techniques  practiced  by  the  Portfolio.   This  section  discusses  investing
techniques with special risk/reward considerations.

                        Diversification and Concentration

Diversification is the practice of spreading a portfolio's assets over a number of investments, investment types, industries or countries to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a comparable diversified portfolio.

Each of the Portfolios other than the Capital Appreciation Portfolio is diversified as a matter of fundamental policy, and is defined as a diversified investment company under the 1940 Act. With respect to 75% of its total assets, a diversified investment company may not purchase the securities of any one issuer (other than government securities), if immediately after and as a result of such purchase, the value of the holdings of the securities of such issuer exceeds 5% of the value of the Portfolio's total assets, or the Portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. The Capital Appreciation Portfolio is a nondiversified investment company.

As a fundamental policy governing concentration, each of the Portfolios will not invest 25% or more of total assets in any one particular industry, other than U.S. government securities.

The Capital Appreciation Portfolio reserves the right to become a diversified investment company (as defined by the 1940 Act). Currently, however, its policies are as follows:

With respect to 50% of its assets, the Capital Appreciation Portfolio will not buy the securities of any one issuer (other than cash items and U.S. government securities) if, as a result, the Portfolio

     o owns more than 10% of the outstanding voting securities of that issuer; or

     o the value of the Portfolio's holdings of that issuer exceeds 5% of the value of the Portfolio's total assets.

The Capital Appreciation Portfolio may invest as much as 50% of its assets in the securities of as few as two issuers. However, it does not expect to do so unless its sub-adviser sees the potential for substantial capital appreciation in such an investment. The Portfolio does intend to take advantage of the flexibility of its nondiversification policy by investing more than 5% of total assets in the securities of one issuer.

To the extent that the Portfolio makes such single large investments, it increases its exposure to credit and/or market risks, and to the profit potential, associated with a single issuer. Both profit potential and risk are greater in a nondiversified portfolio than in a diversified portfolio.

See The IDEX Series Fund - Introduction to the Portfolios: Investment Practices and Risks for a discussion of the individual Portfolios' diversification styles.

                               Portfolio Turnover

Although it is the policy of each Portfolio, other than the Tax-Exempt and Income Plus Portfolios, to buy and hold securities for their stated investment objectives, changes in these holdings will be made whenever the respective portfolio managers believe they are advisable. Such changes may result from:

     o    liquidity needs;


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



     o    securities having reached a price or yield objective;

     o anticipated changes in interest rates or the credit standing of an issuer; or

     o    developments not foreseen at the time of the investment decision.

To a limited extent, these Portfolios may engage in a significant number of short-term transactions if such investing serves their objectives. The rate of portfolio turnover will not be a limiting factor when such short-term investing is considered appropriate. The Value Equity Portfolio will not normally engage in short-term trading, but reserves the right to do so.

The investment policies of the Tax-Exempt and Income Plus Portfolios may lead to frequent changes in investments, particularly when interest rates fluctuate rapidly. Securities may be sold in anticipation of a decline in portfolio value (a rise in interest rates) or bought in anticipation of an increase in portfolio value (a fall in interest rates).

In addition, a security may be sold and another bought at approximately the same time to take advantage of a temporary disparity, in the manager's judgment, in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or to the general movement of interest rates; instead, this disparity may come about because of changes in the overall demand for or supply of various types of securities or because of changes in the objectives of investors in such securities.

Turnover rate will not limit a manager's ability to buy or sell securities for the Portfolios. Certain tax rules may restrict a Portfolio's ability to sell securities when the security has been held for less than three months.

Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a Portfolio; these charges are ultimately borne by the shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to the Portfolio's shareholders.

For historical Portfolio turnover rates, see Financial Highlights. For more discussion of portfolio turnover, see the SAI.

              Cash Positions and Debt Investing by Stock Portfolios

The Portfolios may at times choose to hold some portion of their net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a Portfolio increases its cash or debt investment position, its income may increase while its ability decreases to participate in stock market declines or advances.

The International Equity Portfolio may also invest in the GEI Short-Term Investment Fund (the "Investment Fund"), an investment fund created specifically to serve as a vehicle for the collective investment of cash balances of the Portfolio and other accounts advised by GEIM or its affiliate, General Electric Investment Corporation ("GEIC"). The Investment Fund invests exclusively in the money market instruments described in (i) through (vii) below. The Investment Fund is advised by GEIM. No advisory fee is charged by GEIM to the Investment Fund, nor will a Portfolio incur, directly or indirectly, any sales charge, redemption fee, distribution fee or service fee in connection with its investments in the Investment Fund. The Portfolio may invest up to 25% of its total assets in the Investment Fund. The types of money market instruments in which the International Equity Portfolio may invest directly or indirectly through its investment in the Investment Fund are as follows: (i) securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; (ii) debt obligations of banks, savings and loan institutions, insurance companies and mortgage bankers; (iii) commercial paper and notes, including those with variable and floating rates of interest; (iv) debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and foreign branches of foreign banks; (v) debt obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities; (vi) debt securities issued by foreign issuers; and
(vii) repurchase agreements. The Investment Fund is not registered with the SEC as an investment company.

                                   Short Sales

Each of the Portfolios may sell securities "short against the box." A short sale is a sale of a security that the Portfolio does not own. A short sale is "against the box" if, at all times when the short sale is open, the Portfolio owns an equal amount of the securities sold short or convertible into those same securities, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

                              Borrowing and Lending

Each Portfolio, other than the Aggressive Growth Portfolio, may borrow money from banks for temporary or emergency purposes. The amount borrowed shall not exceed 25% of total assets for the Capital Appreciation, Global, Growth, C.A.S.E., Strategic Total Return, Tactical Asset Allocation, Balanced and Flexible Income Portfolios, 33 1/3% of total assets for the International Equity, Income Plus and Tax-Exempt Portfolios, and 10% of total assets for the Value Equity Portfolio.

To secure borrowings, a Portfolio may not mortgage or pledge its securities in amounts that exceed 15% of its net assets for the International Equity, Capital Appreciation, Global, Growth, C.A.S.E., Strategic Total Return, Tactical Asset Allocation, Balanced and Flexible Income Portfolios, and 10% of net assets for the Value Equity, Income Plus and Tax-Exempt Portfolios.

The Tactical Asset Allocation Portfolio does not currently intend to borrow.


The Capital Appreciation, Global, Growth, Balanced and Flexible Income Portfolios may borrow money from or lend money to other funds that permit such transactions and that are advised or sub-advised by Janus Capital, provided that Janus Capital obtains permission to do so from the SEC. There is no assurance that such permission will be granted.


The Aggressive Growth Portfolio may borrow for investment purposes -- this is called "leveraging." The Portfolio may borrow only from banks, not from other investment companies.

The 1940 Act requires that a Portfolio maintain continuous asset coverage of 300% of the amount borrowed -- that is, total assets including borrowings, less liabilities exclusive of borrowings, must be three times the amount borrowed. There are risks associated with leveraging, which is a speculative technique.

     o If the Portfolio's asset coverage drops below 300% of borrowings, the Portfolio may be required to sell securities within three days to reduce its debt and restore the 300% coverage, even though it may be disadvantageous to do so.

     o    Leveraging  may  exaggerate  the  effect  on net  asset  value  of any
          increase  or  decrease  in  the  market   value  of  the   Portfolio's
          securities.

     o Money borrowed for leveraging will be subject to interest costs. In certain cases, interest costs may exceed the return received on the securities purchased.

     o The Portfolio may be required to maintain minimum average balances in connection with borrowing or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate.

State law and regulations may impose additional limits on the Portfolio's borrowing. To the extent that any Portfolio purchases securities when the amount that it has borrowed, even for temporary or emergency purposes, exceeds 5% of its total assets, the Portfolio is engaged in leveraging. For more information about borrowing and lending, see the SAI.

                          Lending Portfolio Securities

Each of the Portfolios other than the Tax-Exempt and Income Plus Portfolios may lend securities to broker-dealers and financial institutions to realize additional income. As a fundamental policy, these Portfolios (except for the Aggressive Growth Portfolio) will not lend securities or other assets if, as a result, more than 25% (or 30% in the case of the International Equity Portfolio) of total assets would be lent to other parties. In practice, at this time, none of these Portfolios intends to lend securities or make any other loans valued at more than 5% of total assets.

As a fundamental policy, the Aggressive Growth Portfolio may not make loans to others, except through buying qualified debt obligations, lending portfolio securities or entering into repurchase agreements. The Aggressive Growth Portfolio will not lend securities or other assets if, as a result, more than 20% of its total assets would be loaned to other parties.

If the borrower of a security defaults, the Portfolio may be delayed or prevented from recovering collateral, or may be otherwise required to cover a transaction in the security loaned. If portfolio securities are loaned, collateral values must be continuously maintained at no less than 100% by pricing both the securities loaned and the collateral daily. If a material event is to be voted upon affecting a Portfolio's investment in securities which are on loan, the Portfolio will take such actions as may be appropriate in order to vote its shares. For more information about lending securities, see the SAI.

                             Joint Trading Accounts

Subject to approval by the Fund's Board of Trustees, the Growth, Global, Flexible Income, Balanced and Capital Appreciation Portfolios may transfer uninvested cash balances on a daily basis into certain joint trading accounts. Assets in the joint trading accounts are invested in money market instruments. All other participants in the joint trading accounts will be registered mutual funds or other clients of Janus Capital or its affiliates. These Portfolios will participate in the joint trading accounts only to the extent that the investments of the joint trading accounts are consistent with each Portfolio's investment policies and restrictions. Janus Capital anticipates that the investments made by a Portfolio through the joint trading accounts will be at least as advantageous to that Portfolio as if the Portfolio had made such investment directly.

                         Master Fund/Feeder Fund Option

The Fund may in the future seek to achieve the investment objective of each Portfolio, other than the Income Plus and Tax-Exempt Portfolios, by investing all of a Portfolio's assets in another investment company having the same objective and substantially the same investment policies and restrictions.

Such an investment would be made only if the Board of Trustees of the Fund determines it would be in the best interests of the Portfolio and its shareholders. In making this determination, the Board will consider benefits to shareholders and the opportunities to reduce costs and increase efficiency, among other things. Should such a determination be made, shareholders will be given at least 30 days notice.

                    Changes in Investment Policies and Rules

Each Portfolio is subject to investment restrictions, certain of which are fundamental policies of that Portfolio. As such, they may not be changed without shareholder approval. Non-fundamental investment restrictions and operating policies may be changed by the Board of Trustees without shareholder approval.

The investment restrictions of each Portfolio are described in the SAI.

                           New Investment Instruments

The sub-advisers reserve the right to evaluate new financial instruments as they are developed and become actively traded. Subject to any applicable investment restriction, a Portfolio may invest in any such investment products that its manager believes will further the Portfolio's investment objective.

                             ADDITIONAL RISK FACTORS

All investments involve risks. Some securities and some investment practices involve taking special or additional risks. This section describes a number of those risk factors.

                               Foreign Securities

Investments in foreign securities involve risks that are different in some respects from investments in securities of U.S. issuers. These risks include:

Currency Value. Changes in currency exchange rates may affect the value of foreign securities and the value of their dividend or interest payments and, therefore, a Portfolio's share price and returns. Currency exchange rates are affected by numerous factors, including relative interest rates, balances of trade, levels of foreign investment and manipulation by central banks. The foreign currency market is essentially unregulated and can be subject to speculative trading. From time to time, many countries impose exchange controls which limit or prohibit trading in certain currencies.

Currency Trading Costs. ADRs do not involve the same direct currency and liquidity risks as securities denominated in foreign currencies. However, the value of the currency in which the foreign security represented by the ADR is denominated may affect the value of the ADR.

To the extent that a Portfolio invests in foreign securities denominated in foreign currencies, its share price reflects the price movements both of its securities and of the currencies in which they are denominated. The share price of a Portfolio that invests in both U.S. and foreign securities may have a low correlation with movements in the U.S. markets. If most of the securities in a Portfolio are denominated in foreign currencies or depend on the value of foreign currencies, the relative strength of the U.S. dollar against those foreign currencies may be an important factor in that Portfolio's performance. A Portfolio incurs costs in converting foreign currencies into U.S. dollars, and vice versa.

Different Accounting and Reporting Practices. Foreign companies are generally subject to tax laws and to accounting, auditing and financial reporting standards, practices and requirements different from those that apply in the U.S.

Less Information Available. There is generally less public information available about foreign companies.

Less  Regulation.   Many  foreign  countries  have  less  stringent   securities
regulations than the U.S.

More Difficult Business Negotiations. A Portfolio may find it difficult to enforce obligations in foreign countries or to negotiate favorable brokerage commission rates.

Reduced Liquidity/Increased Volatility. Some foreign securities are less liquid, and their prices more volatile, than securities of comparable U.S. companies.

Settlement Delays. Settling foreign securities transactions may take longer than settlements in the U.S.

Higher Custody Charges. Custodianship of shares may cost more for foreign securities than it does for U.S. securities.

Asset Vulnerability. In some foreign countries, there is a risk of direct seizure or appropriation through taxation of assets of a Portfolio. Certain countries may also impose limits on the removal of securities or other assets of a Portfolio. Interest, dividends and capital gains on foreign securities held by a Portfolio may be subject to foreign withholding taxes.

Political  Instability.  In  some  countries,   political  instability,  war  or
diplomatic developments could affect investments.

These risks may be greater in developing countries or in countries with limited or developing capital markets. In particular, developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade only a small number of securities. As a result, securities of issuers located in developing countries may have limited marketability and may be subject to abrupt or erratic price fluctuations.


In addition, political instability may also contribute to weakness in the regulation and oversight of the capital markets and financial institutions in such countries. Such weaknesses may lead to increased volatility in the securities markets and increase the costs of investing in these markets.


At times, the Portfolios' foreign securities may be listed on exchanges or traded in markets which are open on days (such as Saturday) when the Portfolios do not compute a price or accept orders for purchase, sale or exchange of shares. As a result, the net asset value of the Portfolios may be significantly affected by trading on days when shareholders cannot make transactions.

Hedging Foreign Currency Transactions. A Portfolio may hedge some or all of its investments denominated in a foreign currency against a decline in the value of that currency. For example, a Portfolio may buy or sell securities while using forward currency contracts to fix a price in U.S. dollars for securities it has agreed to buy or sell ("transaction hedge"). A Portfolio may enter into contracts to sell a foreign currency for U.S. dollars (not exceeding the value of a given Portfolio's assets denominated in that currency) or by participation in options or futures contracts with respect to a currency ("position hedge").

A Portfolio could hedge a position by selling a second currency, which is expected to perform similarly to the currency in which portfolio investments are denominated or exposed, for U.S. dollars ("proxy hedge"). Or it may enter into a forward contract to sell the currency in which the security is denominated for a second currency that is expected to perform better relative to a given currency, if the portfolio manager believes there is a reasonable degree of correlation between movements in the two currencies ("cross-hedge").

As an operating policy, a Portfolio will not commit more than 10% of its assets to the consummation of cross-hedge contracts, and will either cover such transactions with liquid portfolio securities denominated in the applicable currency or segregate liquid assets in the amount of such commitments. In addition, when a Portfolio anticipates buying securities denominated in a particular currency, it may enter into a forward contract to purchase such currency in exchange for the U.S. dollar or another currency ("anticipatory hedge").

These strategies seek to minimize the effect of currency appreciation as well as depreciation, but do not protect against a decline in the underlying value of the hedged security. In addition, such strategies may reduce or eliminate the opportunity to profit from increases in the value of the original currency, and may adversely affect a Portfolio's performance if the manager's projection of future exchange rates is wrong.

                Futures, Options and Other Derivative Instruments

Generally, options, futures contracts, forward contracts and swap-related products ("derivative instruments") involve additional investment risks and transaction costs, and draw upon skills and experience which are different from those needed to pick the other securities or instruments in which a Portfolio invests. Special risks of derivatives' use include:

Inaccurate Market Predictions. If interest rates, securities prices or currency markets do not move in the directions expected by a portfolio manager who uses derivatives based on those measures, these instruments may fail in their intended purpose and result in losses to the Portfolio.

Imperfect Correlation. Derivatives' prices may be imperfectly correlated with the prices of the securities, interest rates or currencies being hedged. When this happens, the expected benefits may be diminished.

Illiquidity. A liquid secondary market may not be available for a particular instrument at a particular time. A Portfolio may therefore be unable to control losses by closing out a derivative position.

Tax Considerations. A Portfolio may have to delay closing out certain derivative positions to avoid adverse tax consequences.

The risk of loss from investing in derivative instruments is potentially unlimited. See the SAI for more information about derivatives.

                             Fixed Income Investing

Risk in the fixed income component of any Portfolio depends on (1) the term of the securities; (2) the quality of the securities; and (3) changes in interest rates.

When prevailing interest rates trend downward, the price of existing debt securities tends to go up, because the coupon payments (or yield) of those securities becomes more valuable in comparison to prevailing rates. When interest rates trend upward, the price of existing securities tends to go down.

This effect usually becomes more pronounced with longer-term issues than with shorter-term issues.

The effect of these fluctuations, in turn, on a Portfolio's share price and yield depends on the extent to which a Portfolio is invested in debt securities.

                           High-Yield/High-Risk Bonds

High-yield/high risk debt securities are also known as "junk bonds." These bonds involve significant quality and liquidity concerns. Their yields fluctuate. They are not suitable for short-term investing.

Higher yields are ordinarily available on fixed-income securities which are unrated or are rated in the lower categories by services such as S&P or Moody's. Unrated securities are not necessarily of lower quality than rated securities, but the markets for lower rated and unrated securities are less liquid than higher rated securities.

Lower rated debt securities (including convertibles) carry significant default risk -- the risk that the issuer will not make interest or principal payments when due. Because the coupon rates on these securities are high, the issuers might experience great financial stress in an economic downturn or during periods of rising interest rates. This stress might adversely affect their ability to make interest or principal payments or to obtain additional credit. A bond default within the Portfolio would cause losses to the Portfolio.

The performance of high-yield debt securities in an economic downturn cannot be precisely predicted.

Appendix A of this Prospectus contains a description of bond rating categories and includes a weighted average debt rating table for the Flexible Income and Income Plus Portfolios.

                               Special Situations

Each Portfolio may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be recognized, then increase considerably in price, due to:

     o    a new product or process;

     o    a management change;

     o    a technological breakthrough;

     o    an extraordinary corporate event; or

     o a temporary imbalance in the supply of, and demand for, the securities of an issuer.

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a Portfolio will depend on the size of the Portfolio's investment in a situation.

                     INVESTMENT ADVISORY AND OTHER SERVICES


The Fund is run by a Board of Trustees. Subject to the supervision of the Board of Trustees, the assets of each Portfolio are managed by investment advisers and sub-advisers, and by portfolio managers. This section describes the Fund's ownership, organization and management.


                                    Trustees


The Board of Trustees is responsible for managing the business and affairs of the Fund. It oversees the operation of the Fund by its officers. It also reviews the management of the Portfolios' assets by the investment advisers and sub-advisers. Information about the Trustees and officers of the Fund is contained in the SAI.

  Capital Appreciation, Global, Growth, Balanced and Flexible Income Portfolios

                               Investment Adviser

These Portfolios have each entered into a Management and Investment Advisory Agreement ("Advisory Agreement") with Idex Management, Inc. ("IMI"), whose address is 201 Highland Avenue, Largo, Florida 33770-2597, to act as its investment adviser. IMI has served as investment adviser to IDEX Series Fund Capital Appreciation, Global, Growth, Balanced and Flexible Income (and its predecessor, IDEX Total Income Trust) Portfolios, since the inception of each Portfolio. IMI also served as the investment adviser to IDEX Fund and IDEX Fund 3, which were reorganized into IDEX Growth Portfolio Class T shares on September 20, 1996, since inception of each of those Funds.

                     Advisory Fees Paid by These Portfolios

IMI is responsible for furnishing or causing to be furnished to each of these Portfolios investment advice and recommendations, and for supervising the purchase and sale of securities as directed by Fund officers. In addition, IMI is responsible for the administration of each of these Portfolios.


Each Portfolio pays IMI an annual fee, computed daily and paid monthly, based on each Portfolio's average daily net assets, as shown in the Advisory Fee Schedule.


                           Advisory Fee Reimbursement

IMI will reimburse each of these Portfolios, other than the Global Portfolio, or waive fees, or both, to the extent that the Portfolio's normal net operating expenses, including advisory fees but excluding interest, taxes, brokerage commissions and 12b-1 fees, exceed on an annual basis 1.50% of that Portfolio's average daily net assets. The Global Portfolio does not have an expense limitation.

Aggressive Growth, International Equity, C.A.S.E., Value Equity, Strategic Total
    Return, Tactical Asset Allocation, Income Plus and Tax-Exempt Portfolios

                               Investment Adviser

These Portfolios have each entered into an Advisory Agreement with InterSecurities, Inc. ("ISI"), whose address is 201 Highland Avenue, Largo, Florida 33770-2597, to act as its investment adviser. ISI has served as investment adviser to the IDEX Series Fund Aggressive Growth, International Equity, C.A.S.E., Value Equity, Strategic Total Return, Tactical Asset Allocation, Income Plus and Tax-Exempt Portfolios since the inception of each Portfolio. ISI is an affiliate of IMI.

                     Advisory Fees Paid by These Portfolios

ISI is responsible for furnishing or causing to be furnished to each of these Portfolios investment advice and recommendations, and for supervising the purchase and sale of securities as directed by Fund officers. In addition, ISI is responsible for the administration of each of these Portfolios.


Each Portfolio pays ISI an annual fee, computed daily and paid monthly, based on each Portfolio's net assets, as shown in the Advisory Fee Schedule.


The investment advisory fees paid by these Portfolios are higher than those paid by most other funds.

                           Advisory Fee Reimbursement


ISI will reimburse the following Portfolios or waive fees, or both, to the extent that each Portfolio's normal net operating expenses, including advisory fees but excluding interest, taxes, brokerage commissions and 12b-1 fees, exceed on an annual basis the following percentages of each Portfolio's average daily net assets: Tax-Exempt Portfolio, 1.00%; Income Plus Portfolio, 1.25%; Aggressive Growth, C.A.S.E., Value Equity, Strategic Total Return and Tactical Asset Allocation Portfolios, 1.50%. The International Equity Portfolio does not have an expense limitation.



   ACTUAL ADVISORY FEE RATIOS FOR                                 TOTAL ACTUAL EXPENSE RATIOS FOR THE FISCAL
        THE FISCAL YEAR ENDED                                            YEAR ENDED OCTOBER 31, 1997,
          OCTOBER 31, 1997                                          INCLUDING THE INVESTMENT ADVISORY FEE.

                    PERCENTAGE OF AVERAGE                                               PERCENTAGE OF AVERAGE
                       DAILY NET ASSETS                                                     DAILY NET ASSETS
                                                                                       CLASS A     CLASS B     CLASS C     CLASS T
                                                                                       Class A     Class B     Class C     Class T
Capital Appreciation*       0.19%                          Capital Appreciation*       1.85%       2.50%       2.40%           --
Global                      1.00%                          Global                      1.91%       2.56%       2.46%           --
Growth                      0.95%                          Growth                      1.61%       2.26%       2.16%        1.26%
Balanced*                   0.00%                          Balanced*                   1.85%       2.50%       2.40%           --
Flexible Income*            0.35%                          Flexible Income*            1.85%       2.50%       2.40%           --
*Net of fees waived by IMI                                 *Net of fees waived by IMI





                              ADVISORY FEE SCHEDULE

                              CAPITAL
AVERAGE DAILY NET ASSETS      APPRECIATION    GLOBAL      GROWTH       BALANCED         FLEXIBLE INCOME

First $750 million            1.00%           1.00%       1.00%        1.00%
the next $250 million         0.90%           0.90%       0.90%        0.90%
over $1 billion               0.85%           0.85%       0.85%        0.85%
First $100 million                                                                      0.90%
the next $150 million                                                                   0.80%
over $250 million                                                                       0.70%





   ACTUAL ADVISORY FEE RATIOS FOR              TOTAL ACTUAL EXPENSE RATIOS FOR THE FISCAL
        THE FISCAL YEAR ENDED                         YEAR ENDED OCTOBER 31, 1997,
          OCTOBER 31, 1997                       INCLUDING THE INVESTMENT ADVISORY FEE.

                    PERCENTAGE OF AVERAGE                                    PERCENTAGE OF AVERAGE
                       DAILY NET ASSETS                                         DAILY NET ASSETS
                                                                           CLASS A     CLASS B      CLASS C

Aggressive Growth*           0.40%               Aggressive Growth*         1.85%       2.50%        2.40%
International Equity*        0.00%               International Equity*      1.70%       2.35%        2.25%
C.A.S.E.*                    0.00%               C.A.S.E.*                  1.85%       2.50%        2.40%
Value Equity*                0.00%               Value Equity*              1.50%       2.15%        2.05%
Strategic Total Return*      0.57%               Strategic Total Return*    1.85%       2.50%        2.40%
Tactical Asset Allocation*   0.55%               Tactical Asset Allocation* 1.85%       2.50%        2.40%
Income Plus                  0.60%               Income Plus                1.27%       1.92%        1.82%
Tax-Exempt*                  0.00%               Tax-Exempt*                1.00%       1.65%        1.25%
*Net of fees waived by ISI                       *Net of fees waived by ISI



                              ADVISORY FEE SCHEDULE
                                                                               STRATEGIC   TACTICAL
                           AGGRESSIVE    INTERNATIONAL               VALUE       TOTAL       ASSET        INCOME        TAX-
AVERAGE DAILY NET ASSETS     GROWTH         EQUITY      C.A.S.E.    EQUITY      RETURN    ALLOCATION      PLUS        EXEMPT


First $750 million           1.00%         1.00%         1.00%       1.00%       1.00%      1.00%          0.60%        0.60%
the next $250 million        0.90%         0.90%         0.90%       0.90%       0.90%      0.90%          0.60%        0.60%
over $1 billion              0.85%         0.85%         0.85%       0.85%       0.85%      0.85%          0.60%        0.60%





                    Business Expenses Borne by the Portfolios

In addition to the investment advisory fee, under their Advisory Agreements, the Portfolios pay most of their operating costs, including administrative, bookkeeping and clerical expenses, legal fees, auditing and accounting fees, shareholder services and transfer agent fees, custodian fees, costs of complying with federal and state regulations, preparing, printing and distributing reports to shareholders, non-interested trustees' fees and expenses, interest, insurance, dues for trade associations and taxes. The Portfolios also pay all brokerage commissions in connection with portfolio transactions; brokerage of the Portfolios may be placed with affiliates, and the sale of Fund shares by a broker-dealer may be taken into account in placing brokerage.

          Ownership of Idex Management, Inc. and InterSecurities, Inc.

Fifty percent (50%) of the outstanding stock of IMI and 100% of the outstanding stock of ISI, principal underwriter of the Fund's shares, is owned by AUSA Holding Company ("AUSA"). AUSA is a holding company which is wholly-owned by AEGON USA, Inc. ("AEGON USA"), a financial services holding company whose primary emphasis is on life and health insurance and annuity and investment products. AEGON USA is a wholly-owned indirect subsidiary of AEGON nv, a Netherlands corporation and publicly traded international insurance group. Janus Capital, the sub-adviser of the Capital Appreciation, Global, Growth, Balanced and Flexible Income Portfolios, owns the remaining 50% of the outstanding shares of IMI. Kansas City Southern Industries, Inc., a publicly owned holding company whose primary subsidiaries are engaged in transportation and financial services, owns approximately 83% of Janus Capital.


The ownership of IMI by AUSA and Janus Capital is the subject of an agreement among IMI, AUSA and Janus Capital (the "joint venture agreement") that currently expires no later than March 31, 1998. It is anticipated that the joint venture agreement will be further extended. As of the date of this Prospectus, AUSA and Janus Capital are engaged in discussions regarding the acquisition by AUSA of the 50% of the outstanding stock of IMI that is currently owned by Janus Capital, which would result in IMI becoming a wholly-owned subsidiary of AUSA. Under the 1940 Act, a change in control of IMI would generally trigger an "assignment" and termination of the Advisory Agreements and Investment Counsel Agreements relating to the Capital Appreciation, Global, Growth, Balanced and Flexible Income Portfolios. New Advisory Agreements and Investment Counsel Agreements relating to each of these Portfolios are subject to the approval of the Board of Trustees, and a majority of outstanding voting securities of such Portfolio.


                                  Sub-Advisers


Janus Capital, AIMI, Alger Management, Luther King, Dean Investment, C.A.S.E., NWQ, Scottish Equitable and GEIM, whose functions in managing the Portfolios are described below, are described in this Prospectus collectively as the "sub-advisers" and individually as a "sub-adviser."


                           Aggressive Growth Portfolio


Alger Management, 75 Maiden Lane, New York, New York 10038, serves as the investment sub-adviser to the Aggressive Growth Portfolio pursuant to an Investment Counsel Agreement relating to the Portfolio. Alger Management, a registered investment adviser, is a wholly-owned subsidiary of Fred Alger & Company, Incorporated ("Alger, Inc."), which in turn is a wholly-owned subsidiary of Alger Associates, Inc., a financial services holding company controlled by Fred M. Alger and David D. Alger. As of December 31, 1997, Alger Management had approximately $7.8 billion in assets under management for investment companies and private accounts. Alger Management has served as the investment sub-adviser to the WRL Series Fund, Inc. Aggressive Growth Portfolio since its inception in February, 1994.

Alger Management provides ISI with investment advice and recommendations for the Aggressive Growth Portfolio consistent with that Portfolio's investment objective, policies and restrictions, and supervises all security purchases and sales on behalf of the Portfolio, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. In allocating such portfolio transactions, Alger Management may consider research and other services furnished to it. It is anticipated that Alger, Inc., an affiliate of Alger Management, will serve as the Aggressive Growth Portfolio's broker in effecting substantially all of the Portfolio's transactions on securities exchanges and will retain commissions in accordance with certain regulations of the SEC. In placing portfolio business with all broker/dealers, Alger Management seeks the best execution of each transaction, and all brokerage placement must be consistent with the Rules of Fair Practice of the NASD.

While Alger Management provides portfolio management services, ISI retains responsibility for the performance of such functions. For its services, Alger Management receives 40% of the fees received by ISI under the Aggressive Growth Portfolio's Advisory Agreement, less 40% of any amount reimbursed to that Portfolio or waived by ISI pursuant to that Portfolio's expense limitation.

Portfolio Managers:

David D. Alger, Seilai Khoo and Ronald Tartaro are primarily responsible for the day-to-day management of the Portfolio. Mr. Alger has been employed by Alger Management as Executive Vice President and Director of Research since 1971 and as President since 1995 and has served as a portfolio manager of the Aggressive Growth Portfolio since its inception in December, 1994. Ms. Khoo has been employed by Alger Management as a senior research analyst since 1989 and as a Senior Vice President since 1995 and has served as a portfolio manager of the Aggressive Growth Portfolio since October, 1995. Mr. Tartaro has been employed by Alger Management as a senior research analyst since 1990 and as a Senior Vice President since 1995 and has served as a portfolio manager of the Aggressive Growth Portfolio since October, 1995. Mr. Alger, Ms. Khoo and Mr. Tartaro also serve as portfolio managers for other mutual funds and investment accounts managed by Alger Management.

                         International Equity Portfolio


Scottish Equitable, Edinburgh Park, Edinburgh EH12 9SE, Scotland, a wholly-owned subsidiary of Scottish Equitable plc and an indirect wholly-owned subsidiary of AEGON nv, serves as an investment sub-adviser to the International Equity Portfolio. Scottish Equitable plc is successor to Scottish Equitable Life Assurance Society, which was founded in Edinburgh in 1831. As of December 31, 1997, Scottish Equitable plc had approximately $2.4 billion in assets under management. Scottish Equitable currently provides investment advisory and management services to certain of its affiliates, including Scottish Equitable plc, and to other external organizations.

GEIM, 3003 Summer Street, Stamford, Connecticut 06905, a wholly-owned subsidiary of General Electric Company, also serves as an investment sub-adviser to the International Equity Portfolio. GEIM's principal officers and directors serve in similar capacities with respect to GEIC, also a wholly-owned subsidiary of General Electric Company. GEIC serves as investment adviser to various GE pension and benefit plans and certain employee mutual funds. GEIC and GEIM (and their predecessors) together have approximately 70 years of investment management experience, and have managed mutual funds since 1935. Together, as of December 31, 1997, GEIM and GEIC managed assets in excess of $69 billion, of which more than $15.6 billion is invested in mutual funds.


GEIM and Scottish Equitable also serve as the investment sub-advisers to the WRL Series Fund, Inc. International Equity Portfolio; and GEIM serves as the investment sub-adviser to the WRL Series Fund, Inc. U.S. Equity Portfolio.

Scottish Equitable and GEIM provide ISI with investment advice and recommendations for the International Equity Portfolio consistent with that Portfolio's investment objective, policies and restrictions, and supervise all security purchases and sales transactions on behalf of the Portfolio, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. In allocating such portfolio transactions, Scottish Equitable and GEIM may consider research and other services furnished to them and may place portfolio transactions with broker-dealers that are affiliated with ISI, Scottish Equitable or GEIM. It is anticipated that PaineWebber, an affiliate of GEIM, may serve as a broker to the Portfolio's transactions and retain commissions in accordance with certain regulations of the SEC. In placing portfolio business with all broker/dealers, Scottish Equitable and GEIM seek the best execution of each transaction, and all brokerage placement must be consistent with the Rules of Fair Practice of the NASD.

While Scottish Equitable and GEIM provide portfolio management services, ISI retains responsibility for the performance of such functions. For their services, Scottish Equitable and GEIM each will receive 45% of the fees received by ISI with respect to the amount of Portfolio assets managed by each sub-adviser under the International Equity Portfolio's Advisory Agreement, less 45% of any amount voluntarily reimbursed to the Portfolio or waived by ISI with respect to the amount of assets managed by each sub-adviser.

Portfolio Managers:


At Scottish Equitable, investment strategy formulation is the responsibility of the Investment Strategy Group ("ISG"), which consists of one full-time Investment Strategist (currently, Alastair Bryne) working with a team of analysts/fund managers drawn from their equity and fixed income team.


On a monthly basis, the ISG presents the proposed investment strategy to the Investment Management Board ("IMB"). The IMB consists of Russell Hogan, Chief Investment Officer, Tom Crombie, Chief Investment Manager, Colin Black,
Investment Actuary, Mike Craston, Investment Manager-Business Development, Andrew Hartley, Investment Manager-UK Equities and Malcolm Jones, Investment Manager-International Equities.

The role of the IMB is to review critically the proposed investment strategy, testing the assumptions of the analysis and ensuring internal consistency. Once the IMB is satisfied with the investment strategy proposal, it is adopted and translated into asset allocations for the Portfolio. The adopted investment strategy and model asset allocations are communicated to the whole investment team, which also serves as a final check on the adopted investment strategy. No one individual is responsible for managing the Portfolio.


Ralph R. Layman leads a team of GEIM Portfolio Managers for the International Equity Portfolio. Mr. Layman has more than 19 years of investment experience and has held positions with GEIM since 1991. From 1989 to 1991, Mr. Layman served as Executive Vice President, Partner and Portfolio Manager of Northern Capital Management, and prior thereto, served as Vice President and Portfolio Manager of Templeton Investment Counsel and Vice President of the Templeton Emerging Markets Fund. Mr. Layman is currently an Executive Vice President of GEIM.


  Capital Appreciation, Global, Growth, Balanced and Flexible Income Portfolios

IMI has entered into an Investment Counsel Agreement for each of these Portfolios with Janus Capital, 100 Fillmore Street, Denver, Colorado 80206. Janus Capital is a registered investment adviser which serves as the investment adviser or sub-adviser to other mutual funds and private accounts. Janus Capital is also sub-adviser to certain Portfolios of the WRL Series Fund, Inc., an affiliate of the Fund. Janus Capital also served as sub-adviser to IDEX Fund and IDEX Fund 3 prior to their reorganization into the Growth Portfolio Class T shares, since the inception of each of those Funds.


Kansas City Southern Industries, Inc. ("KCSI") owns approximately 83% of Janus Capital, most of which it acquired in 1984. Thomas H. Bailey, President and Chairman of the Board of Janus Capital, owns approximately 12% of Janus Capital's voting stock and, by agreement with KCSI selects a majority of Janus Capital's Board.


Janus Capital provides IMI with investment advice and recommendations for each Portfolio consistent with that Portfolio's investment objective, policies and restrictions, and supervises all security purchases and sales on behalf of the Portfolio, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. In allocating such portfolio transactions, Janus Capital may consider research and other services furnished to it and may place portfolio transactions with broker-dealers that are affiliated with IMI or Janus Capital. In placing portfolio business with all broker/dealers, Janus Capital seeks the best execution of each transaction, and all brokerage placement must be consistent with the Rules of Fair Practice of the NASD.


While Janus Capital provides portfolio management services, IMI retains responsibility for the performance of such functions. For its services, Janus Capital receives 50% of the fees received by IMI under each of the Growth, Global, Flexible Income, Balanced and Capital Appreciation Portfolios' respective Advisory Agreements, less 50% of any amount reimbursed to the Portfolio or waived by IMI pursuant to that Portfolio's expense limitation. IMI may pay additional compensation to Janus Capital under certain circumstances depending on the level of the aggregate net assets of the Fund, as described in the SAI.

Portfolio Managers:

Scott W. Schoelzel has served as portfolio manager of the Growth Portfolio since January, 1996. He previously served as co-portfolio manager of the Growth Portfolio from 1995 until becoming portfolio manager. Mr. Schoelzel also served as portfolio manager of IDEX Fund and IDEX Fund 3 prior to their reorganization into the Growth Portfolio Class T shares. Mr. Schoelzel is Vice President of
Janus Capital, where he has been employed since 1994. From 1991 to 1993, Mr. Schoelzel was a portfolio manager with Founders Asset Management, Denver, Colorado.

Helen Y. Hayes has served as portfolio manager of the Global Portfolio since its inception. Ms. Hayes is also an Executive Vice President of Janus Investment Fund and Janus Aspen Series. Ms. Hayes has been employed by Janus Capital since 1987.


Ronald V. Speaker has served as portfolio manager of the Flexible Income Portfolio since October, 1993, and served as portfolio manager of the Flexible Income Portfolio's predecessor, IDEX Total Income Trust, since February, 1992. Mr. Speaker is also an Executive Vice President of Janus Investment Fund and Janus Aspen Series; he joined Janus Capital as a securities analyst and research associate in 1986. On January 13, 1997, Mr. Speaker, settled an SEC administrative action involving two personal trades that he made in January of 1993. Without admitting or denying the allegations, Mr. Speaker agreed to civil monetary penalty, disgorgement and interest payments totaling $37,199, and to a 90-day suspension starting on or about January 29, 1997. During that time, the Flexible Income Portfolio was managed by its co-manager, Sandy Rufenacht.


Sandy R. Rufenacht has been co-portfolio manager of the Flexible Income Portfolio since January, 1997. Mr. Rufenacht joined Janus Capital in 1990 and gained experience as a trader and research analyst before assuming management responsibilities. He holds a Bachelor of Arts in Business from the University of Northern Colorado. Mr. Rufenacht is also an Executive Vice President of Janus Investment Fund and serves as portfolio manager or co-manager of other mutual funds.

Blaine P. Rollins has assisted in the management of the Balanced Portfolio since its inception, and has served as portfolio manager since February 1, 1996. Mr. Rollins joined Janus Capital in 1990 and has gained experience as a trader and research analyst prior to assuming management responsibility for the Balanced Portfolio. He holds a Bachelor of Science in Finance from the University of Colorado and is a Chartered Financial Analyst. He has also managed the Janus Balanced Fund since January 1996.

James P. Goff has served as portfolio manager of the Capital Appreciation Portfolio since its inception. Mr. Goff joined Janus Capital in 1988 and has managed Janus Enterprise Fund since its inception in September, 1992. He has co-managed Janus Venture Fund since December, 1993.

                             Value Equity Portfolio

NWQ, 2049 Century Park East, 4th Floor, Los Angeles, CA 90067, serves as the investment sub-adviser to the Value Equity Portfolio. NWQ was founded in 1982 and is a wholly-owned subsidiary of United Asset Management Corporation. NWQ provides investment management services to institutions and high net worth individuals. As of September 30, 1997, NWQ had over $8.1 billion in assets under management. NWQ has served as the investment sub-adviser to the WRL Series Fund, Inc. Value Equity Portfolio since its inception.

NWQ provides ISI with investment advice and recommendations for the Value Equity Portfolio consistent with that Portfolio's investment objective, policies and restrictions, and supervises all security purchases and sales on behalf of the Portfolio, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. In allocating such portfolio transactions, NWQ may consider research and other services furnished to it and may place portfolio transactions with broker-dealers that are affiliated with ISI or NWQ. In placing portfolio business with all broker/dealers, NWQ seeks the best execution of each transaction, and all brokerage placement must be consistent with the Rules of Fair Practice of the NASD.

While NWQ provides portfolio management services, ISI retains responsibility for the performance of such functions. For its services, NWQ receives 40% of the fees received by ISI under the Value Equity Portfolio's Advisory Agreement, less 40% of any amount reimbursed to that Portfolio or waived by ISI pursuant to that Portfolio's expense limitation.

Portfolio Managers:

An investment policy committee is responsible for the day-to-day management of the Value Equity Portfolio's investments. David A. Polak, CFA, Edward C. Friedel, CFA, James H. Galbreath, CFA, Phyllis G. Thomas, CFA and Jon D. Bosse, CFA, constitute the committee.

Edward C.  Friedel  serves  as Senior  Portfolio  Manager  for the Value  Equity
Portfolio. Mr. Friedel has been a managing director and investment strategist/portfolio manager of NWQ since 1983. From 1971 to 1983, Mr. Friedel was a portfolio manager for Beneficial Standard Investment Management.

                               C.A.S.E. Portfolio


C.A.S.E., located at 5355 Town Center Road, Suite 702, Boca Raton, FL 33486, serves as the investment sub-adviser to the C.A.S.E. Portfolio pursuant to an Investment Counsel Agreement relating to the Portfolio. C.A.S.E. is a registered investment advisory firm and a wholly-owned subsidiary of C.A.S.E., Inc. C.A.S.E., Inc. is indirectly controlled by William Edward Lange, President and Chief Executive Officer of the sub-adviser. C.A.S.E. provides investment management services to financial institutions, high net worth individuals and other professional money managers. C.A.S.E. has served as the investment sub-adviser to the WRL Series Fund, Inc. C.A.S.E. Growth Portfolio since its inception in 1995.


C.A.S.E. provides ISI with investment advice and recommendations for the C.A.S.E. Portfolio consistent with that Portfolio's investment objective, policies and restrictions, and supervises all security purchases and sales transactions on behalf of the Portfolio, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. In allocating such portfolio transactions, C.A.S.E. may consider research and other services furnished to it and may place portfolio transactions with broker-dealers that are affiliated with ISI or C.A.S.E. In placing portfolio business with all broker/dealers, C.A.S.E. seeks the best execution of each transaction, and all brokerage placement must be consistent with the Rules of Fair Practice of the NASD.

While C.A.S.E. provides portfolio management services, ISI retains responsibility for the performance of such functions. For its services, C.A.S.E. receives 40% of the fees received by ISI under the C.A.S.E. Portfolio's Advisory Agreement, less 40% of any amount reimbursed to the Portfolio or waived by ISI pursuant to that Portfolio's expense limitation.

Portfolio Managers:

The C.A.S.E. Portfolio is managed by a team of investors called the Portfolio Management Committee. William Edward Lange serves as the head portfolio manager to the Portfolio Management Committee. Mr. Lange has been President of C.A.S.E. since 1984.

                        Strategic Total Return Portfolio

Luther King, 301 Commerce Street, Suite 1600, Fort Worth, Texas 76102, serves as the investment sub-adviser to the Strategic Total Return Portfolio pursuant to an Investment Counsel Agreement relating to the Portfolio. Ultimate control of the sub-adviser is exercised by J. Luther King, Jr. Luther King is a registered investment adviser and provides investment management services to accounts of individual and other institutional investors. Luther King has served as the investment sub-adviser to the WRL Series Fund, Inc. Strategic Total Return Portfolio since its inception in February, 1993.

Luther King provides ISI with investment advice and recommendations for the Strategic Total Return Portfolio consistent with that Portfolio's investment objective, policies and restrictions, and supervises all security purchases and sales transactions on behalf of the Portfolio, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. In allocating such portfolio transactions, Luther King may consider research and other services furnished to it and may place portfolio transactions with broker-dealers that are affiliated with ISI or Luther King. In placing portfolio business with all broker/dealers, Luther King seeks the best execution of each transaction, and all brokerage placement must be consistent with the Rules of Fair Practice of the NASD.

While Luther King provides portfolio management services, ISI retains responsibility for the performance of such functions. For its services, Luther King receives 40% of the fees received by ISI under the Strategic Total Return Portfolio's Advisory Agreement, less 40% of any amount reimbursed to that Portfolio or waived by ISI pursuant to that Portfolio's expense limitation.

Portfolio Managers:

Luther King, Jr. and Scot C. Hollmann have served as portfolio managers of the Strategic Total Return Portfolio since its inception. Mr. King has been President of Luther King since 1979. Mr. Hollmann has served as Vice President of Luther King since 1983.

                       Tactical Asset Allocation Portfolio

ISI has entered into an Investment Counsel Agreement for the Tactical Asset Allocation Portfolio with Dean Investment, a division of C.H. Dean and Associates, Inc., 2480 Kettering Tower, Dayton, Ohio 45423-2480. Founded in 1972, Dean Investment manages portfolios for individuals and institutional clients world-wide and provides a full range of investment advisory services, with more than $4 billion in assets under management as of November 30, 1997. Dean Investment has served as the investment sub-adviser to the WRL Series Fund, Inc. Tactical Asset Allocation Portfolio since its inception in January, 1995.

Dean Investment provides ISI with investment advice and recommendations for the Tactical Asset Allocation Portfolio consistent with that Portfolio's investment objective, policies and restrictions, and supervises all security purchases and sales on behalf of the Portfolio, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. In allocating such portfolio transactions, Dean Investment may consider research and other services furnished to it and may place portfolio transactions with broker-dealers that are affiliated with ISI or Dean Investment. In placing portfolio business with all broker/dealers, Dean Investment seeks the best execution of each transaction, and all brokerage placement must be consistent with the Rules of Fair Practice of the NASD.

While Dean Investment provides portfolio management services, ISI retains responsibility for the performance of such functions. For its services, Dean Investment receives 40% of the fees received by ISI under the Tactical Asset Allocation Portfolio's Advisory Agreement, less 40% of any amount reimbursed to that Portfolio or waived by ISI pursuant to that Portfolio's expense limitation.

Portfolio Managers:

John C. Riazzi, CFA, is the Senior Portfolio Manager of the Tactical Asset Allocation Portfolio. Mr. Riazzi joined Dean Investment in March of 1989. Before being promoted to Vice President and Director of Consulting Services, Mr. Riazzi was responsible for client servicing, portfolio execution and trading operations. Mr. Riazzi has been a member of the Central Investment Committee of Dean Investment and a Senior Institutional Portfolio Manager for the past five years.

Arvind Sachdeva, CFA, is the Senior Equity Strategist of the Tactical Asset Allocation Portfolio. Mr. Sachdeva joined Dean Investment in 1993. Before that, he had been the Senior Security Analyst and Equity Portfolio Manager for Carillon Advisers, Inc. from 1985 to 1993. Carillon Advisers, Inc. is an investment subsidiary of the Union Central Life Insurance Company.

                      Income Plus and Tax-Exempt Portfolios


AIMI, 4333 Edgewood Road N.E., Cedar Rapids, Iowa 52499, serves as the investment sub-adviser to each of these Portfolios pursuant to an Investment Counsel Agreement relating to each Portfolio. Each Investment Counsel Agreement was entered into between ISI and AEGON USA Securities, Inc. ("AEGON Securities"), formerly known as MidAmerica Management Corporation, which assigned each Agreement to AIMI on September 30, 1992. AEGON Securities previously served as the investment adviser to each series of AEGON USA Managed Portfolios, Inc. AIMI also serves as sub-adviser to certain portfolios of the WRL Series Fund, Inc. AIMI is a wholly-owned indirect subsidiary of AEGON USA and thus is an affiliate of ISI and IMI.

AIMI provides ISI with investment advice and recommendations for each Portfolio consistent with that Portfolio's investment objective, policies and restrictions, and supervises all security purchases and sales on behalf of the Portfolio, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. In allocating such portfolio transactions, AIMI may consider research and other services furnished to it and may place portfolio transactions with broker-dealers that are affiliated with ISI or AIMI. In placing portfolio business with all broker/dealers, AIMI seeks the best execution of each transaction, and all brokerage placement must be consistent with the Rules of Fair Practice of the NASD.

While AIMI provides portfolio management services, ISI retains responsibility for the performance of such functions. For its services, AIMI receives 50% of the fees received by ISI under the Tax-Exempt and Income Plus Portfolios' Advisory Agreements, less 50% of any amount reimbursed to that Portfolio or waived by ISI pursuant to that Portfolio's expense limitation.



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Portfolio Managers:


Rachel A. Dennis has served as portfolio manager of the Tax-Exempt Portfolio since its inception. Ms. Dennis is a Vice President of AIMI. Ms. Dennis has been employed by AIMI and its affiliates in various positions since 1977.

David R. Halfpap has served as portfolio manager of the Income Plus Portfolio since its inception. Mr. Halfpap is also a Senior Vice President of AIMI and has been employed by AIMI and its affiliates in various positions since 1975.


                                  Administrator

IMI has entered into separate Administrative Services Agreements ("Administrative Agreements") pursuant to which ISI serves as administrator to the Growth, Global, Flexible Income, Balanced and Capital Appreciation Portfolios.

Under these Administrative Agreements, ISI provides all services required to carry on the general administrative and corporate affairs of these Portfolios. These services include furnishing all executive and managerial personnel, office space and equipment, arrangements for and supervision of all shareholder services, federal and state regulatory compliance, and responsibility for accounting and record keeping.

For its services under an Administrative Agreement, ISI receives 50% of the fees received by IMI under the corresponding Advisory Agreement. Under certain circumstances, the amounts payable to ISI under an Administrative Agreement will be reduced by any additional compensation payable by IMI to Janus Capital, as described in the SAI.


                             PREPARING FOR YEAR 2000

Like all financial service providers, IMI and ISI (each an "Adviser" and together, the "Advisers") as well as the sub-adviser(s) to each Portfolio (each a "Sub-Adviser" and collectively, the "Sub-Advisers") utilize systems that may be affected by Year 2000 transition issues. In addition to its respective Adviser and Sub-Adviser, each Portfolio relies on service providers, including the Fund's administrator and custodian, that also may be affected. Each Adviser and Sub-Adviser has advised the Fund that it has developed, and is in the process of implementing a Year 2000 transition plan. Management of the Fund is in the process of confirming that the service providers to the Fund are also engaged in similar transition plans. While each Adviser and Sub-Adviser have made representations to Management that each party is implementing a Year 2000 transition plan, the resources that are being devoted to this effort are substantial and it is difficult to predict with precision whether the amount of resources ultimately devoted, or the outcome of these efforts, will have any negative impact on their operations. However, as of the date of this Prospectus, it is not anticipated that shareholders will experience negative effects on their investment, or on the services provided in connection therewith, as a result of Year 2000 transition implementation. Each Adviser and Sub-Adviser has advised Management that they currently anticipate that their systems will be Year 2000 compliant prior to the end of 1999, but there can be no assurance that the Advisers or Sub-Advisers will be successful, or that interaction with other service providers will not impair the Advisers' or Sub-Advisers' services at that time.


                 DISTRIBUTOR AND DISTRIBUTION AND SERVICE PLANS

                             Underwriting Agreements

The Fund has entered into an Underwriting Agreement with ISI pursuant to which ISI serves as principal underwriter and performs services and bears expenses relating to the offering of Fund shares for sale to the public.

ISI is compensated by each Portfolio for services as distributor and principal underwriter for Class A, Class B and Class C shares of each Portfolio, and Class T shares of the Growth Portfolio.

                               Distribution Plans

ISI may use the fees payable under these plans as it deems appropriate to pay for activities or expenses primarily intended to result in the sale of the respective share classes or in personal service to and/or maintenance of shareholder accounts of the respective share classes. Expense categories may include, but are not limited to: compensation to employees of ISI; compensation to and expenses of ISI, dealers or other financial institutions who sell shares or service shareholder accounts; the costs of printing and distributing prospectuses, statements of additional information and reports for other than existing shareholders; and the costs of preparing, printing

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



and distributing sales literature and advertising materials. Payments made under the plans may exceed distribution expenses actually incurred.

Of the distribution and service fees received by ISI for Class A and Class B shares, ISI currently reallows an annual amount of 0.25% of the average daily net assets of that Portfolio's Class A or Class B shares to brokers or dealers that have sold such shares. Of the distribution and service fees received by ISI for Class C shares, ISI currently reallows the total fees to brokers or dealers that have sold such Class C shares. Class T shares of the Growth Portfolio are not subject to annual distribution and service fees. However, as compensation for the expenses borne by ISI and the distribution services provided, ISI receives the sales charges imposed on Class T shares and reallows a portion of such charges to brokers or dealers that have sold such Class T shares.

                         Class A Share Distribution Plan

As compensation for the expenses borne by ISI and the distribution services provided, ISI receives the sales charges imposed on Class A shares and reallows a portion of such charges to brokers or dealers that have sold Class A shares.

ISI may also receive annual distribution and service fees in accordance with the Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act, adopted with respect to each class of shares of a Portfolio. Under its Plan of Distribution for Class A shares ("Class A Plan"), a Portfolio may pay ISI an annual distribution fee of up to 0.35%, and an annual service fee of up to 0.25%, of the average daily net assets of that Portfolio's Class A shares. However, to the extent that a Portfolio pays service fees, the amount the Portfolio may pay as a distribution fee is reduced accordingly, so that the total fees payable under the Class A Plan may not exceed 0.35%, on an annualized basis, of the average daily net assets of that Portfolio's Class A shares.

                         Class B Share Distribution Plan

Under its Plan of Distribution for Class B shares ("Class B Plan"), a Portfolio may pay ISI an annual distribution fee of up to 0.75%, and an annual service fee of up to 0.25%, of the average daily net assets of that Portfolio's Class B shares.

                         Class C Share Distribution Plan

Under its Plan of Distribution for Class C shares ("Class C Plan"), a Portfolio may pay ISI an annual distribution fee of up to 0.75%, and an annual service fee of up to 0.25%, of the average daily net assets of that Portfolio's Class C shares. However, the total fee payable pursuant to a Class C Plan may not, on an annualized basis, exceed 0.90% of the average daily net assets of each Portfolio, and the Tax-Exempt Portfolio currently intends to limit the total fees payable pursuant to its Class C Plan to 0.60% of the average daily net assets of that Portfolio's Class C shares.

                            MISCELLANEOUS INFORMATION

                         Organization of the Portfolios

Each Portfolio is a series of IDEX Series Fund ("the Fund"), a Massachusetts business trust that was formed by a Declaration of Trust dated January 7, 1986 and whose operations are governed by a Restatement of Declaration of Trust dated as of August 30, 1991 ("Declaration of Trust"). A copy of the Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts. On September 20, 1996, in a tax free reorganization, IDEX Growth Portfolio acquired all of the assets and assumed all of the liabilities of each of IDEX Fund and IDEX Fund 3 in exchange for Class T shares of IDEX Growth Portfolio, which were then distributed on a pro rata basis to the respective shareholders of IDEX Fund and IDEX Fund 3. At that time, the Fund changed its name from IDEX II Series Fund to IDEX Series Fund. Before its organization as a series company, the Fund was called IDEX II.


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Under Massachusetts law,  shareholders of a Massachusetts  business trust could, under certain circumstances, be held personally liable for acts or obligations of the Fund. The Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of Fund assets for all loss and expense of any shareholder held personally liable by reason of being or having been a shareholder. Liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility that IDEX believes is remote.

                  Class A, Class B, Class C and Class T Shares

The Fund is managed by its Board of Trustees pursuant to the Declaration of Trust. The Declaration of Trust permits the Board of Trustees to issue an unlimited number of shares of beneficial interest in the Fund. The shares of beneficial interest of each Portfolio are currently divided into three classes:
Class A, Class B, and Class C shares. In addition, the shares of beneficial interest of IDEX Growth Portfolio only include a fourth class of shares, designated Class T shares. Each class represents interests in the same assets of the Portfolio. The classes differ as follows:

     o Each class of shares has exclusive voting rights on matters pertaining to its plan of distribution or any other matters appropriately limited to that class.

     o Class A shares are subject to an initial sales charge, or front-end load. Class A shares which are not subject to an initial sales charge because of the size of the purchase are subject to a deferred sales charge if redeemed during the first year.

     o Class B shares are subject to a contingent deferred sales charge, or back-end load, at a declining rate.

     o Class C shares are subject to higher ongoing distribution and service fees than Class A shares, and lower ongoing distribution and service fees than Class B shares.

     o Class T shares of the Growth Portfolio are subject to an initial front-end load, but no annual distribution and service fees. Class T shares are not available to new investors; only existing Class T shareholders (who were shareholders of IDEX Fund or IDEX Fund 3 on September 20, 1996) may purchase additional Class T shares.

Each class may bear differing amounts of certain class-specific expenses. Each class has a separate exchange privilege. Each share of a series is entitled to equal voting, dividend, liquidation, and redemption rights, except that due to the differing expenses borne by the three classes, dividends and liquidation proceeds of Class B and Class C shares are expected to be lower than for Class A shares of the same Portfolio, and with respect to the Growth Portfolio, lower than for Class T shares.


Class B shares convert automatically into Class A shares of the same Portfolio eight years after the end of the calendar month in which the shareholder's order to purchase the shares was accepted. The conversion is based on net asset value, without any sales charge, fee or other charge. The purpose of this conversion is to relieve the holders of the Class B shares from the higher distribution and service fees imposed on those shares, after ISI has been substantially compensated for distribution expenses by those fees.


The Fund does not expect that there will be any conflicts between the interests of holders of the different classes of shares of the same Portfolio because of the class structure. The Board of Trustees will consider, if necessary, whether any such conflict exists; if it does, the Board will take appropriate action to resolve it.

                           Personal Securities Trading

The Fund permits "Access Persons" as defined by Rule 17j-1 under the 1940 Act to engage in personal securities transactions, subject to the terms of the Code of Ethics and Insider Trading Policy ("the Policy") that has been adopted by the Board of Trustees of the Fund. Access Persons must use the guidelines established by this Policy for all personal securities transactions and are subject to certain prohibitions on personal trading. The Fund's sub-advisers, pursuant to Rule 17j-1 and other applicable laws, and pursuant to the terms of the Policy, must adopt and enforce their own Code of Ethics and Insider Trading Policies appropriate to their particular business needs. Each sub-adviser must report to the Board of Trustees on a quarterly basis with respect to the administration and enforcement of such Policy, including any violations thereof which may potentially affect the Fund.


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                              Shareholder Meetings

The Fund does not intend to hold annual meetings of shareholders, unless required to do so by the 1940 Act or by the Declaration of Trust. A meeting will be called for the election of trustees upon the written request of holders of 10% of the outstanding shares of the Fund. Shareholders have neither preemptive nor cumulative voting rights.

                               The Transfer Agent

Idex Investor Services, Inc., P.O. Box 9015, Clearwater, Florida 33758-9015, an affiliate of IMI and ISI, is the Fund's transfer agent, withholding agent and dividend paying agent.

                                  The Custodian

Investors Fiduciary Trust Company ("IFTC"), 801 Pennsylvania, Kansas City, Missouri 64105-1307, is custodian of the Fund's assets and serves as custodian for qualified retirement plans and individual retirement plan accounts investing in the Fund. However, all correspondence about a shareholder's account should be sent to IDEX.

                              Shareholder Inquiries

Inquiries by shareholders about a Portfolio or requests for forms for opening or changing accounts or plans should be made by writing IDEX at P.O. Box 9015, Clearwater, Florida 33758-9015 or calling IDEX Customer Service at (888) 233-4339 (toll free).

                      Shareholder Reports, Prospectuses and
                             Consolidated Statements

The Fund sends annual and semi-annual reports and updated prospectuses to shareholders. The annual reports contain audited financial statements. To reduce costs, the Fund will send only one copy of certain mailings to a shareholder who has more than one account (each with the same taxpayer ID number). Further, two or more shareholders may elect to receive a consolidated statement and only one copy of certain mailings for their accounts so long as they share the same surname and address. Select this option on the New Account Application or by written request to IDEX Customer Service.

Additional copies of shareholder reports and prospectuses may be obtained by calling IDEX Customer Service.

                             DISTRIBUTIONS AND TAXES

This section discusses how and when the Portfolios make distributions to you and some of your Federal tax responsibilities related to such distributions. The discussions are on taxes in general, and should not be construed as tax advice. Shareholders are urged to consult tax advisers.

                     Income and Capital Gains Distributions

The Portfolios may pay distributions from various sources. Ordinary income distributions are made from fund earnings from interest paid on taxable bonds, dividends paid on stocks, and other kinds of securities income. Capital gains distributions are made from gains net of losses realized when securities owned by a Portfolio for more than one year are sold at an amount greater than their cost basis. Short-term capital gain distributions (related to securities sold which have been owned one year or less) are ordinary income, not capital gain, to shareholders. The Tax-Exempt Portfolio pays exempt interest dividends that are generally exempt from Federal income tax.

Ordinarily, the Portfolios distribute income and capital gains annually, except that the Strategic Total Return, Tactical Asset Allocation and Balanced Portfolios distribute income quarterly, and the Flexible Income, Income Plus and Tax-Exempt Portfolios distribute income monthly. Dividend transactions are confirmed quarterly. Capital gain distributions realized during each fiscal year normally will be declared and paid in the following fiscal year. To avoid a 4% excise tax on undistributed amounts of ordinary income and capital gains, as described in the SAI, a Portfolio may, to the extent permitted by the SEC, pay additional distributions of capital gain in any year and make additional dividend distributions.


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



Dividends and other distributions paid by a Portfolio with respect to its Class A, Class B, Class C and Class T shares are calculated in the same manner and declared and paid at the same time. For a complete discussion of Class A, Class B, Class C and Class T share values and expenses, see Shareholder Information and Instructions.

If you buy shares in a non-retirement account on or shortly before the record date for a dividend or other taxable distribution, you will pay full price for the shares, then receive some portion of what you paid as a taxable distribution.

                       How You Receive Your Distributions

The Portfolios will automatically reinvest your dividend and capital gain distributions in additional portfolio shares of the same class you already own, unless you specify another payment method. See Shareholder Information and Instructions for complete information about how to receive your distributions.

Requested cash distributions will be paid by direct deposit (via Automated Clearing House electronic funds transfer ("ACH")), or by check, whichever you choose on your New Account Application. Dividend checks are usually mailed, along with a confirmation, on the payable date. Dividend checks will be made payable to the shareholder and mailed to the address of record. You may request a different payee or address on the New Account Application. To change dividend check payees for an existing account, mail a signature guaranteed written request to IDEX.

Any checks which cannot be delivered and are returned by the Post Office to IDEX will be reinvested in full or fractional shares in your account at the net asset value next computed after the check has been received by IDEX. To reduce costs to a Portfolio, checks outstanding and uncashed for over 180 days may have payments stopped and be reinvested back into the shareholder/payee's account at the discretion of IDEX. Cash distributions that total less than $5.00 will not be disbursed but will be reinvested into the account.

Shareholders may obtain further information or change their dividend or distribution options any time before the record date of any dividend or distribution by calling IDEX Customer Service at (888) 233-4339 (toll free) or writing to IDEX, P.O. Box 9015, Clearwater, FL 33758-9015.

                                 Tax Information

Each Portfolio is treated as a separate entity for federal tax purposes. Each Portfolio is a regulated investment company, as defined by Subchapter M of the Internal Revenue Code of 1986 (the "Code"), as amended.

For each fiscal period, if a Portfolio meets certain requirements of the Code, the Portfolio does not pay taxes on net income and gains realized from investment operations to the extent earnings and profits are distributed to shareholders. Shareholders are responsible for any taxes attributable to distributions. (See The Tax-Exempt Portfolio -- Special Considerations, below, for discussion of tax-exempt distributions; see the SAI for a complete discussion of the tax treatment of a mutual fund as a regulated investment company.)

If a Portfolio declares a dividend or other distribution in October, November or December payable to shareholders of record on a specified date in such a month, and if the Portfolio pays the distribution to the shareholders during January of the following year, then each shareholder will be treated as receiving the distribution on December 31 of the first year, and the Portfolio will be treated as having paid the distribution on that date.

           "Taxable Events" -- When and How You Owe Federal Income Tax
                      Related to Your Portfolio Investment

Selling or Exchanging Shares. When you sell shares, whether you take cash or exchange the shares for shares in another Portfolio, it is a "taxable event." For non-retirement plan accounts, you will owe tax if you realize a taxable gain on the sale or exchange. On the other hand, if you realize a loss based on your cost or basis in the shares, you may be able to offset that capital loss against any capital gain income you have. If there were any capital gains distributions on the shares, the loss that is allowed will be treated as a long-term capital loss, to the extent of the capital gains distributions.

If you sell shares in a Portfolio, then buy shares again under the reinvestment privilege described in Shareholder Information and Instructions, the cost of shares sold may need to be reduced related to any front-end sales charges you may have initially paid. See the SAI and consult your tax adviser about these rules, as well as wash sale provisions of the Internal Revenue Code.

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For tax purposes,  the cost per share of a Class A or Class T share is generally the per-share price you paid for your shares (which may include sales charges); the cost of a Class B or Class C share is the per-share NAV on the date of purchase. As a general rule, your gain or loss on a sale or exchange will be a long-term capital gain or loss if the shares have been held for more than one year and a short-term capital gain or loss if held for one year or less. Under the Taxpayer Relief Act of 1997, capital gains Federal tax rate of 28% has been reduced to 20% for individuals in certain circumstances. The 20% rate (10% for those in the 15% income tax bracket) applies for sales of assets (such as redemptions of mutual fund shares) from May 7, 1997 through July 28, 1997 for assets held more than 12 months, and for sales on July 29, 1997 and later, for assets held more than 18 months. Further, for sales of assets after December 31, 2005, for assets held more than 5 years, the tax rate drops to 18% (8% for those in the 15% tax bracket). However, as with all issues relating to your personal income taxes, we strongly encourage you to consult your tax adviser for advice on how the Taxpayer Relief Act of 1997 will affect you.

For most accounts (other than retirement plan accounts which will receive Form 1099-R), IDEX will provide you with the "cost basis" for the shares you sold in the tax package mailed in January. This cost basis figure is important. It is figured on the single category average cost method, and it may assist you in reporting the gain or loss on your shares sold.

You are not required to use this method; in fact, if you have previously sold shares in a Portfolio and did not use this method to report gain or loss, it is not available to you to use for sales of shares in that Portfolio. To determine which cost basis method is most suitable for you, please consult your tax adviser.

Note: Please keep all regular account statements to use in conjunction with average cost information you may receive in order to determine gain or loss on the sale of Portfolio shares. Additionally, your tax adviser should determine the accuracy and utility of this information according to your situation.

Income Tax Owed on Income Distributions. Ordinary income distributions from all Portfolios, whether received in cash or reinvested, are subject to ordinary income tax rates. See the Tax-Exempt Portfolio - Special Considerations, below.

Income Tax Owed on Capital Gain Distributions. As explained above, the Portfolios generally distribute net realized capital gains, to the extent available, to shareholders once a year. These capital gains distributions, whether paid in cash or reinvested, should be subject to the same tax rates as if you sell shares and realize a gain (see above). The United States Treasury Department has been given authority to write regulations regarding the effect of the Taxpayer Relief Act of 1997 on capital gain distributions.

                           The Tax-Exempt Portfolio --
                             Special Considerations

The Tax-Exempt Portfolio intends to continue to qualify to pay "exempt-interest" dividends. These are distributions from the Portfolio's investment income attributable to interest on municipal obligations. Exempt-interest dividends are generally excluded from the calculation of the gross income of recipients for federal income tax purposes.

The Tax-Exempt Portfolio's principal business is tax-exempt investing. However, some of its investments or activities may result in taxable income to its shareholders, or other tax consequences. Possible tax effects include:

Alternative Minimum Tax. Some securities held by the Tax-Exempt Portfolio may pay interest which is a tax preference item for purposes of computing the federal alternative minimum tax for both individuals and corporations.

Taxable Income Dividends. Some securities held by the Tax-Exempt Portfolio may pay interest that is taxable as ordinary income.

Capital Gains. Any "long-term" capital gains distributions from the Tax-Exempt Portfolio are taxable as capital gains. "Short-term" capital gain distributions are taxable as ordinary income.

Social Security and Railroad Retirement Benefits. Exempt-interest dividends from the Tax-Exempt Portfolio are included in the calculation of total income for recipients of Social Security or railroad retirement benefits. As a result, although the exempt-interest dividends from the Portfolio are still tax-exempt, they may be figured into the calculation of how much of a recipient's Social Security or railroad retirement income is taxed.

Capital Loss Allowance. If shares of a Portfolio that earned exempt-interest dividends are redeemed at a loss after being held for six months or less, part of the loss will be disallowed for income tax purposes, to the extent of exempt-interest dividends that were earned on the shares. It is anticipated that this situation could only occur for shareholders in the Tax-Exempt Portfolio.

                            Some State Tax Exemptions

In some states, shareholders are not subject to state taxation on distributions made by a registered investment company that were derived from interest on or portions of their account value attributed to direct or indirect obligations of the U.S. government. This exemption may not apply to dividends derived from interest on obligations issued by agencies or instrumentalities of the U.S. government, or interest earned on repurchase obligations secured by such obligations or direct obligations of the U.S. government, depending on the particular state. Some states may also impose an intangible tax on the value of shares you own. Consult your tax adviser.

                                 Tax Statements

Tax forms related to dividends, distributions and redemptions of shares paid by a Portfolio are mailed annually in January for the preceding year. For most types of accounts, IDEX will report the proceeds of redemptions to shareholders and the Internal Revenue Service ("IRS") annually. Average cost basis information on non-retirement plan account redemptions is not currently reported to the IRS.

                                 Tax Withholding

Each Portfolio, except the Tax-Exempt Portfolio, is required to withhold 31% of all dividends, and each Portfolio, including the Tax-Exempt Portfolio, is required to withhold 31% of capital gains distributions and redemption proceeds, paid on behalf of any individuals and certain other noncorporate shareholders who do not furnish the Portfolio with a correct taxpayer identification number. Withholding from income distributions and capital gain distributions also is required for shareholders who otherwise are subject to backup withholding according to the IRS.

Note: The foregoing is only a general summary of some of the important federal tax considerations under current law generally affecting each Portfolio and its shareholders; see the SAI for further discussion. Because there may be other federal, state or local tax considerations applicable to a particular shareholder, shareholders are urged to consult their own tax advisers.

                                   APPENDIX A

BRIEF EXPLANATION OF RATING CATEGORIES


                   BOND RATING     EXPLANATION


STANDARD & POOR'S  AAA             Highest rating; extremely strong capacity to
CORPORATION                        pay principal and interest.

                   AA High quality; very strong capacity to pay principal and interest.

                   A Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.

                   BBB Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.

                   BB,B            Predominantly speculative with respect to the
                   CCC, CC, C      issuer's capacity to meet required interest
                                   and principal payments. BB - lowest degree of speculation; C - highest degree of speculation. Quality and protective characteristics outweighed by large uncertainties or major risk exposure to adverse conditions.

                   D               In default.

MOODY'S INVESTORS  Aaa             Highest quality,  smallest degree of
SERVICE, INC.                      investment risk.

                   Aa
                                   High quality; together with Aaa bonds,
                                   they compose the high-grade bond group.

                   A               Upper-medium grade obligations;   many
                                   favorable investment attributes.

                   Baa Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.

                   Ba              More uncertain, with speculative elements.
                                   Protection of interest and principal payments not well safeguarded during good and bad times.

                   B               Lack characteristics of desirable investment;
                                   potentiallylow assurance of timely interest and principal payments or maintenance of other contract terms over time.

                   Caa Poor standing, may be in default; elements of danger with respect to principal or interest payments.

                   Ca Speculative in a high degree; could be in defalut or have other marked shortcomings.

                   C Lowest-rated; extremely poor aspects of ever attaining investment standing.

                     SECURITIES HOLDINGS BY RATING CATEGORY


During the period ended October 31, 1997, the percentage of security holdings by rating category based upon a weighted average was:


BONDS - S&P RATING       FLEXIBLE INCOME PORTFOLIO    INCOME PLUS PORTFOLIO
----------------------------------------------------------------------------
AAA                               5.8%                          --
AA                                3.0%                          --
A                                14.0%                         10.1%
BBB                              13.2%                         47.1%
BB                               15.6%                         10.0%
B                                23.0%                         19.1%
CCC                               3.2%                          --
CC                                 --                           --
C/NR                              3.3%                         0.5%
Preferred Stock/NR               13.6%                         6.6%
Cash, Equivalents and             5.3%                         6.6%
 Assets Less Liabilities
Total                             100%                         100%
----------------------------------------------------------------------------

No other Portfolio held 5% or more of its assets in bonds rated below investment grade, including unrated bonds deemed to be the equivalent of non-investment grade securities, for the period ended October 31, 1997. Unrated securities and securities that have received different ratings from more than one agency will be treated as noninvestment grade securities unless the portfolio manager determines that such securities are the equivalent of investment grade securities.

                                   APPENDIX B

GLOSSARY OF INVESTMENT TERMS

This glossary provides a more detailed description of the types of securities in which the Portfolios may invest. The Portfolios may invest in these securities to the extent permitted by their investment objectives and policies. The Portfolios are not limited by this discussion and may invest in ANY type of security unless precluded by the policies discussed elsewhere in this Prospectus or in the SAI.

I. EQUITY AND DEBT SECURITIES

BONDS ARE DEBT SECURITIES issued by a company, municipality or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value) at a specified maturity and to make scheduled interest payments.

CERTIFICATES OF PARTICIPATION ("COPS") are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. See "Municipal lease obligations" below.

COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Portfolios may purchase commercial paper issued under Section 4(2) of the Securities Act of 1933. The Portfolios may determine that such securities are liquid under guidelines established by the Trustees.

COMMON STOCK represents a share of ownership in a company and usually carries voting rights and earns dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

FIXED-INCOME SECURITIES are securities that pay a fixed rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a fixed rate of interest or coupons for a specified period of time and preferred stock, which pays fixed dividends. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

HIGH-YIELD/HIGH-RISK BONDS are securities that are rated below investment grade by the primary rating agencies (BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such securities include "lower rated bonds," "non-investment grade bonds" and "junk bonds."

INDUSTRIAL DEVELOPMENT BONDS are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. See "Municipal securities" below.

MORTGAGE- AND ASSET-BACKED SECURITIES are shares in an organized pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a portfolio manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

MUNICIPAL LEASE OBLIGATIONS are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality's credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.

MUNICIPAL SECURITIES are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility or revenue source.

PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are foreign investment funds or trusts. In addition to bearing their proportionate share of a Portfolio's expenses, shareholders may indirectly bear similar expenses of PFICs and similar trusts.

PREFERRED STOCK is a class of stock that generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

REPURCHASE AGREEMENTS involve the purchase of a security by a Portfolio and a simultaneous agreement by a bank or dealer to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique may be used to provide cash to satisfy unusually high redemption requests or for other temporary or emergency purposes.

STANDBY COMMITMENTS are obligations purchased by a Portfolio from a dealer that give the Portfolio the option to sell a security to the dealer at a specified price.

TENDER OPTION BONDS are generally long-term securities that have been coupled with an option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This type of security is commonly used as a means of enhancing the liquidity of municipal securities.

U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price, usually at a price that is higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD TRANSACTIONS generally involve the purchase of a security with payment and delivery due at some time in the future (i.e., beyond normal settlement). The Portfolios do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a significant discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. Strips are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Portfolios may buy and sell futures contracts on foreign currencies, securities and financial indices including interest rates or an index of U.S. government, foreign government, equity or fixed-income securities. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument.

OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Portfolios may purchase and write put and call options on securities, securities indices and foreign currencies. A put option gives the holder the right, upon payment of a premium, to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the holder the right, upon payment of a premium, to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price.

FORWARD CONTRACTS are contracts to purchase or sell a specified amount of property for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Portfolios may enter into forward currency contracts to hedge against declines in the value of non-dollar denominated securities or to reduce the impact of currency appreciation on purchases of nondollar denominated securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

INTEREST RATE CAPS entitle the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap.

INTEREST RATE FLOORS entitle the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

                        IDEX AGGRESSIVE GROWTH PORTFOLIO
                       IDEX INTERNATIONAL EQUITY PORTFOLIO
                       IDEX CAPITAL APPRECIATION PORTFOLIO
                              IDEX GLOBAL PORTFOLIO
                              IDEX GROWTH PORTFOLIO
                             IDEX C.A.S.E. PORTFOLIO
                           IDEX VALUE EQUITY PORTFOLIO
                      IDEX STRATEGIC TOTAL RETURN PORTFOLIO
                    IDEX TACTICAL ASSET ALLOCATION PORTFOLIO
                             IDEX BALANCED PORTFOLIO
                         IDEX FLEXIBLE INCOME PORTFOLIO
                           IDEX INCOME PLUS PORTFOLIO
                            IDEX TAX-EXEMPT PORTFOLIO

                       STATEMENT OF ADDITIONAL INFORMATION

                                  March 1, 1998

                                IDEX SERIES FUND
                         (formerly IDEX II Series Fund)
                               201 Highland Avenue
                            Largo, Florida 33770-2957
                   Customer Service (888) 233-4339 (toll free)

     IDEX Aggressive Growth, International Equity, Capital Appreciation, Global, Growth, C.A.S.E., Value Equity, Strategic Total Return (formerly Equity-Income), Tactical Asset Allocation, Balanced, Flexible Income, Income Plus and Tax-Exempt Portfolios (each a "Portfolio" and collectively, the "Portfolios") are series of IDEX Series Fund (the "Fund"), an open-end management investment company that offers a selection of investment portfolios. Each IDEX Portfolio herein was formerly known as an IDEX II Portfolio. All Portfolios other than the Capital Appreciation Portfolio are diversified, while the Capital Appreciation Portfolio is nondiversified. IDEX Aggressive Growth Portfolio seeks long-term capital appreciation. IDEX International Equity Portfolio seeks long-term growth of capital. IDEX Capital Appreciation Portfolio seeks long-term growth of capital by emphasizing investments in common stocks of companies by normally investing at least 50% of its equity assets in securities issued by medium-sized companies as described in the Prospectus. IDEX Global Portfolio seeks long-term growth of capital in a manner consistent with preservation of capital, primarily through investments in common stocks of foreign and domestic issuers. IDEX Growth Portfolio seeks only growth of capital. IDEX C.A.S.E. Portfolio seeks annual growth of capital through investments in companies whose management, financial resources and fundamentals appear attractive on a scale measured against each company's present value. IDEX Value Equity Portfolio seeks maximum consistent total return with minimum risk to principal. IDEX Strategic Total Return Portfolio seeks to provide current income, long-term growth of income and capital appreciation. IDEX Tactical Asset Allocation Portfolio seeks preservation of capital and competitive investment returns. IDEX Balanced Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. IDEX Flexible Income Portfolio seeks to obtain maximum total return for its shareholders, consistent with preservation of capital, by actively managing a portfolio of income-producing securities. IDEX Income Plus Portfolio seeks to provide as high a level of current income as is consistent with the avoidance of excessive risk. IDEX Tax-Exempt Portfolio seeks to provide maximum current interest income exempt from federal income tax in a manner consistent with preservation of capital.

     On September 20, 1996 in a tax-free reorganization, IDEX Growth Portfolio (formerly IDEX II Growth Portfolio) acquired all of the assets and assumed all of the liabilities of IDEX Fund and IDEX Fund 3 in exchange for Class T shares of IDEX Growth Portfolio, which were then distributed on a pro rata basis to the respective shareholders of IDEX Fund and IDEX Fund 3. Upon the closing of the reorganization, IDEX II Series Fund changed its name to IDEX Series Fund.

     This Statement of Additional Information is not a Prospectus, and should be read in conjunction with the Prospectus dated March 1, 1998 which may be obtained free of charge by writing or calling the Fund at the above address or telephone number. This Statement of Additional Information contains additional and more detailed information about each Portfolio's operations and activities than that set forth in the Prospectus.

                                IDEX SERIES FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS



INVESTMENT OBJECTIVES..........................................................1
INVESTMENT RESTRICTIONS, POLICIES AND PRACTICES................................1
    Investment Restrictions of IDEX Aggressive Growth Portfolio ...............1
    Investment Restrictions of IDEX International Equity Portfolio.............2
    Investment Restrictions of IDEX Capital Appreciation Portfolio and
IDEX Balanced Portfolio........................................................4
    Investment Restrictions of IDEX Global Portfolio...........................5
    Investment Restrictions of IDEX Growth Portfolio and IDEX Flexible
     Income Portfolio..........................................................6
    Investment Restrictions of IDEX C.A.S.E. Portfolio.........................8
    Investment Restrictions of IDEX Value Equity Portfolio.....................9
    Investment Restrictions of IDEX Strategic Total Return Portfolio..........11
    Investment Restrictions of IDEX Tactical Asset Allocation Portfolio.......12
    Investment Restrictions of IDEX Income Plus Portfolio.....................13
    Investment Restrictions of IDEX Tax-Exempt Portfolio......................15
OTHER POLICIES AND PRACTICES OF THE PORTFOLIOS................................16
    Futures, Options and Other Derivative Instruments.........................16
    Futures Contracts ........................................................16
    Options on Futures Contracts..............................................19
    Options on Securities.....................................................19
    Options on Foreign Currencies.............................................22
    Forward Contracts.........................................................23
    Swaps and Swap-Related Products...........................................24
    Eurodollar Instruments....................................................25
    Special Investment Considerations and Risks...............................25
    Additional Risks of Options on Foreign Currencies, Forward
     Contracts and Foreign Instruments........................................26
    Other Investment Companies................................................27
    Zero Coupon, Pay-In-Kind and Step Coupon Securities.......................27
    Income-Producing Securities...............................................27
    Lending of Portfolio Securities...........................................28
    Joint Trading Accounts....................................................29
    Illiquid Securities.......................................................29
    Repurchase and Reverse Repurchase Agreements..............................29
    Pass-through Securities...................................................30
    High-Yield/High-Risk Bonds................................................30
    Warrants and Rights.......................................................31
    U.S. Government Securities................................................31
    Portfolio Turnover........................................................32

INVESTMENT ADVISORY AND OTHER SERVICES........................................32
    Additional Investment Advisory or Sub-Advisory Services
     Provided by the Sub-Advisers.............................................35

DISTRIBUTOR...................................................................37

ADMINISTRATIVE SERVICES.......................................................37

CUSTODIAN, TRANSFER AGENT AND OTHER AFFILIATES ...............................38

PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................38

TRUSTEES AND OFFICERS ........................................................41

PURCHASE OF SHARES ...........................................................45

DISTRIBUTION PLANS ...........................................................46

NET ASSET VALUE DETERMINATION.................................................48

DIVIDENDS AND OTHER DISTRIBUTIONS ............................................50

SHAREHOLDER ACCOUNTS..........................................................50

RETIREMENT PLANS..............................................................50

REDEMPTION OF SHARES .........................................................50

TAXES.........................................................................51

PRINCIPAL SHAREHOLDERS........................................................52

MISCELLANEOUS ................................................................53
    Organization .............................................................53
    Shares of Beneficial Interest ............................................53
    Legal Counsel and Auditors ...............................................53
    Registration Statement ...................................................54

PERFORMANCE INFORMATION ......................................................54

FINANCIAL STATEMENTS .........................................................58


CERTAIN SECURITIES IN WHICH THE PORTFOLIOS MAY INVEST ................APPENDIX A

                              INVESTMENT OBJECTIVES

     The Prospectus discusses the investment objective of each Portfolio, the types of securities in which each Portfolio will invest and the policies and practices of each Portfolio. The following discussion of Investment Restrictions, Policies and Practices supplements that set forth in the Prospectus.

     There can be no assurance that a Portfolio will, in fact, achieve its objective. A Portfolio's investment objective may be changed by the Board of Trustees without shareholder approval. A change in the investment objective of a Portfolio may result in the Portfolio having an investment objective different from that which the shareholder deemed appropriate at the time of investment. A Portfolio will not change its objective without 30 days prior notice to its shareholders nor will it charge shareholders an exchange fee or redemption fee after such notice and prior to the expiration of such 30 day notice period. However, should a shareholder decide to redeem Portfolio shares because of a change in the objective, the shareholder may realize a taxable gain or loss.

                 INVESTMENT RESTRICTIONS, POLICIES AND PRACTICES

     As indicated in the Prospectus, each Portfolio is subject to certain fundamental policies and restrictions which as such may not be changed without shareholder approval. Shareholder approval would be the approval by the lesser of (i) more than 50% of the outstanding voting securities of a Portfolio, or
(ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of a Portfolio are present or represented by proxy.

Investment Restrictions of IDEX Aggressive Growth Portfolio

IDEX Aggressive Growth Portfolio may not, as a matter of fundamental policy:

     1. With respect to 75% of the Portfolio's total assets, purchase the securities of any one issuer (other than government securities as defined in the Investment Company Act of 1940, as amended (the "1940 Act")), if immediately after and as a result of such purchase (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of the Portfolio's total assets, or (b) the Portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer;

     2. Purchase any securities that would cause more than 25% of the value of the Portfolio's total assets to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. government securities;

     3. Purchase or sell real estate or real estate limited partnerships, except that the Portfolio may purchase and sell securities secured by real estate, mortgages or interests therein and securities that are issued by companies that invest or deal in real estate;

     4. Invest in commodities, except that the Portfolio may purchase or sell stock index futures contracts and related options thereon if thereafter no more than 5% of its total assets are invested in aggregate initial margin and premiums;

     5.  Make  loans  to  others,   except  through  purchasing  qualified  debt
obligations,   lending   portfolio   securities  or  entering  into   repurchase
agreements;

     6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities;

     7. Borrow money, except that the Portfolio may borrow from banks for investment purposes as set forth in the Prospectus and may also engage in reverse repurchase agreements. Immediately after any borrowing, including reverse repurchase agreements, the Portfolio will maintain asset coverage of not less than 300% with respect to all borrowings; and

     8. Issue senior securities, except that the Portfolio may borrow from banks for investment purposes so long as the Portfolio maintains the required coverage.

     As a fundamental policy governing concentration, the Portfolio will not invest 25% or more of its total assets in any one particular industry, other than U.S. government securities.

     Furthermore, the Portfolio has adopted the following non-fundamental investment restrictions which may be changed by the Board of Trustees of the Fund without shareholder approval:

     (A) The Portfolio may not sell securities short or purchase securities on margin, except that the Portfolio may obtain any short-term credit necessary for the clearance of purchases and sales of securities. These restrictions shall not apply to transactions involving selling securities "short against the box";

     (B) The Portfolio may not pledge, hypothecate, mortgage or otherwise encumber more than 15% of the value of the Portfolio's total assets except in connection with borrowings described in number 7 above. These restrictions shall not apply to transactions involving reverse repurchase agreements or the purchase of securities subject to firm commitment agreements or on a when-issued basis;

     (C) The Portfolio may not invest directly in oil, gas, or other mineral development or exploration programs or leases; however, the Portfolio may own debt or equity securities of companies engaged in those businesses;

     (D) The Portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of consolidation, merger or other reorganization;

     (E) The Portfolio may not invest in companies for the purpose of exercising control or management; and

     (F) The Portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act"), or any successor to such Rule, Section 4(2) commercial paper or any other securities as to which the Board of Trustees has made a determination as to liquidity, as permitted under the 1940 Act.

Investment Restrictions of IDEX International Equity Portfolio

IDEX International Equity Portfolio may not, as a matter of fundamental policy:

     1. With respect to 75% of the Portfolio's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of the Portfolio's total assets, or (b) the Portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction;

     2. Invest 25% or more of the value of the Portfolio's total assets in any particular industry (other than U.S. government securities). For purposes of this restriction, the term industry shall include (a) the government of any one country other than the U.S., but not the U.S. government and (b) all supranational organizations;

     3. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this restriction shall not prevent the Portfolio from purchasing or selling options, futures contracts, caps, floors and other derivative instruments, engaging in swap transactions or investing in securities or other instruments backed by physical commodities);

     4. Invest directly in real estate or interests in real estate, including limited partnership interests; however, the Portfolio may own securities or other instruments backed by real estate, including mortgage-backed securities, or debt or equity securities issued by companies engaged in those businesses;

     5. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Portfolio;

     6. Lend any security or make any other loan if, as a result, more than 30% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements);

     7. The Portfolio may borrow money only for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 331/3% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 331/3% of the value of the Portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 331/3% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to provide margin or guarantee positions in connection with transactions in options, futures contracts, swaps, forward contracts, or other derivative instruments or the segregation of assets in connection with such transactions; and

     8. Issue senior securities, except as permitted by the 1940 Act.

     Furthermore, the Portfolio has adopted the following non-fundamental investment restrictions which may be changed by the Board of Trustees of the Fund without shareholder approval:

     (A) The Portfolio may not, as a matter of non-fundamental policy (i) enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the Portfolio's net assets, after taking into account unrealized profits and losses on such contracts it has entered into and (ii) enter into any futures contracts or options on futures contracts if the aggregate amount of the Portfolio's commitments under outstanding futures contracts positions and options on futures contracts would exceed the market value of its total assets;

     (B) The Portfolio may not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of the Portfolio's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions;

     (C) The Portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures contracts, swaps, forward contracts and other derivative instruments are not deemed to constitute selling securities short;

     (D) The Portfolio may not purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments shall not be deemed to constitute purchasing securities on margin;

     (E) The Portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such Rule, Section 4(2) commercial paper or other securities for which the Board of Trustees has made a determination of liquidity, as permitted under the 1940 Act;

     (F) The Portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of consolidation, merger or other reorganization. The Portfolio may also invest in the GEI Short-Term Investment Fund, an investment fund advised by GE Investment Management Incorporated ("GEIM"), created specifically to serve as a vehicle for the collective investment of cash balances of the Portfolio and other accounts advised by GEIM or General Electric Investment Corporation. Investments in GEI Short-Term Investment Fund are not considered investments in another investment company for the purposes of this restriction;

     (G) The Portfolio may not invest directly in oil, gas or other mineral development or exploration programs or leases; however, the Portfolio may own debt or equity securities of companies engaged in those businesses; and

     (H) The Portfolio may not invest in companies for the purpose of exercising control or management.

     With respect to investment restriction No. 2 above, the Portfolio may use the industry classifications reflected by the S&P 500 Composite Stock Index, if applicable at the time of determination. For all other Portfolio holdings the Portfolio may use the Directory of Companies Required to File Annual Reports with the SEC and Bloomberg, Inc. In addition, the Portfolio may select its own industry classifications, provided such classifications are reasonable.

Investment Restrictions of IDEX Capital Appreciation Portfolio and IDEX Balanced Portfolio

IDEX Capital Appreciation Portfolio and IDEX Balanced Portfolio may not, as a matter of fundamental policy:

     1. With respect to 75% of its total assets in the case of the Balanced Portfolio and 50% of its total assets in the case of the Capital Appreciation Portfolio, purchase the securities of any one issuer (except cash items and "government securities" as defined under the 1940 Act, if immediately after and as a result of such purchase the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of such Portfolio's total assets or the Portfolio owns more than 10% of the outstanding voting securities of such issuer. With respect to the remaining 50% of the value of its total assets, IDEX Capital Appreciation Portfolio may invest in the securities of as few as two issuers;

     2. Invest more than 25% of the value of its assets in any particular industry (other than U.S. government securities);

     3. Invest directly in real estate or interests in real estate; however, a Portfolio may own debt or equity securities issued by companies engaged in those businesses;

     4. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this limitation shall not prevent a Portfolio from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities);

     5. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements);

     6. Act as underwriter of securities issued by others, except to the extent that a Portfolio may be deemed an underwriter in connection with the disposition of portfolio securities of that Portfolio; and

     7. The Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). If borrowings exceed 25% of the value of the Portfolio's total assets by reason of a decline in net assets, the Portfolio will reduce its borrowings within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements, or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, and the segregation of assets in connection with such contracts.

     8. Issue senior securities, except as permitted by the 1940 Act.

     As a fundamental policy governing concentration, the Portfolio will not invest 25% or more of its total assets in any one particular industry, other than U.S. government securities.

     Furthermore, the Portfolios have adopted the following non-fundamental investment restrictions which may be changed by the Board of Trustees without shareholder approval:

     (A) The Portfolio may not: (i) enter into any futures contracts and related options for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission ("CFTC") regulations if the aggregate initial margin and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions will exceed 5% of the fair market value of a Portfolio's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and (ii) enter into any futures contracts if the aggregate amount of such Portfolio's commitments under outstanding futures contracts positions of that Portfolio would exceed the market value of its total assets;

     (B) The Portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefore, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short;

     (C) The Portfolio may not purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, contracts, swaps, and forward contracts, shall not be deemed to constitute purchasing securities on margin;

     (D) The Portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of consolidation, merger or other reorganization;

     (E) The Portfolio may not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of that Portfolio's net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in futures, options, swaps or forward contracts or segregation of assets in connection with such contracts;

     (F) The Portfolio may not invest directly in oil, gas or other mineral development or exploration programs or leases; however, the Portfolio may own debt or equity securities of companies engaged in those businesses;

     (G) The Portfolio may not purchase any security or enter into a repurchase agreement, if as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Portfolio's investment adviser or sub-adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such Rule,
Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation;

     (H) The Portfolio may not invest in companies for the purpose of exercising control or management; and

     (I) With respect to the Balanced Portfolio only, at least 25% of the total assets of that Portfolio will normally be invested in fixed-income senior securities, which include corporate debt securities and preferred stock.

Investment Restrictions of IDEX Global Portfolio

IDEX Global Portfolio may not, as a matter of fundamental policy:

     1. Own more than 10% of the outstanding voting securities of any one issuer and, as to seventy-five percent (75%) of the value of its total assets, purchase the securities of any one issuer (except cash items and "government securities" as defined under the 1940 Act, if immediately after and as a result of such purchase, the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of the Portfolio's total assets;

     2. Invest more than 25% of the value of its assets in any particular industry (other than government securities);

     3. Invest directly in real estate or interests in real estate; however, the Portfolio may own debt or equity securities issued by companies engaged in those businesses;

     4. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the Portfolio from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities);

     5. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements);

     6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities; and

     7. The Portfolio may borrow money only for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the Portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contacts.

     8. Issue senior securities, except as permitted by the 1940 Act.

     As a fundamental policy governing concentration, the Portfolio will not invest 25% or more of its total assets in any one particular industry, other than U.S. government securities.

     Furthermore, the Portfolio has adopted the following non-fundamental investment restrictions which may be changed by the Board of Trustees without shareholder approval:


     (A) The Portfolio may not (i) enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the Portfolio's net assets, after taking into account unrealized profits and losses on such contracts it has entered into; and (ii) enter into any futures contracts or options on futures contracts if the aggregate amount of the Portfolio's commitments under outstanding futures contracts positions and options on futures contracts would exceed the market value of its total assets;


     (B) The Portfolio may not sell securities short, unless it owns or has the right, without the payment of any additional compensation, to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, swaps and forward futures contracts are not deemed to constitute selling securities short;

     (C) The Portfolio may not purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in options, futures, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin;

     (D) The Portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a consolidation, merger or other reorganization;

     (E) The Portfolio may not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of the Portfolio's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions;

     (F) The Portfolio may not invest directly in oil, gas or other mineral development or exploration programs or leases; however, the Portfolio may own debt or equity securities of companies engaged in those businesses;

     (G) The Portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such Rule, Section 4(2) commercial paper or any other securities as to which the Board of Trustees have made a determination as to liquidity, as permitted under the 1940 Act; and

     (H) The Portfolio may not invest in companies for the purpose of exercising control or management.

Investment Restrictions of IDEX Growth Portfolio and IDEX Flexible Income Portfolio

IDEX Growth Portfolio and IDEX Flexible Income Portfolio may not, as a matter of fundamental policy:

     1. With respect to 75% of the Portfolio's total assets, purchase the securities of any one issuer (other than cash items and "government securities" as defined under the 1940 Act, if immediately after and as a result of such purchase (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of the Portfolio's total assets, or (b) the Portfolio owns more than 10% of the outstanding voting securities of such issuer;

     2. Invest more than 25% of the value of its assets in any particular industry (other than government securities);

     3. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this restriction shall not prevent the Portfolio from purchasing or selling options, futures contracts, caps, floors and other derivative instruments, engaging in swap transactions or investing in securities or other instruments backed by physical commodities);

     4. Invest directly in real estate or interests in real estate, including limited partnership interests; however, the Portfolio may own debt or equity securities issued by companies engaged in those businesses;

     5. Act as underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Portfolio;

     6. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements); and

     7. The Portfolio may borrow money only for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the Portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to provide margin or guarantee positions in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments or the segregation of assets in connection with such transactions.

     8. Issue senior securities, except as permitted by the 1940 Act.

     As a fundamental policy governing concentration, the Portfolio will not invest 25% or more of its total assets in any one particular industry, other than U.S. government securities.

     Furthermore, the Portfolios have adopted the following non-fundamental investment restrictions which may be changed by the Board of Trustees without shareholder approval:


     (A) The Portfolio may not: (i) enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the Portfolio's net assets, after taking into account unrealized profits and losses on such contracts it has entered into; and (ii) enter into any futures contracts or options on futures contracts if the aggregate amount of the Portfolio's commitments under outstanding futures contracts positions and options on futures contracts would exceed the market value of its total assets;


     (B) The Portfolio may not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of the Portfolio's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions;

     (C) The Portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments are not deemed to constitute selling securities short;

     (D) The Portfolio may not purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments shall not be deemed to constitute purchasing securities on margin;

     (E) The Portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such Rule, Section 4(2) commercial paper or any securities which the Board of Trustees or the investment sub-adviser, as appropriate, has made a determination of liquidity, as permitted under the 1940 Act;

     (F) The Portfolio may not invest in companies for the purpose of exercising control or management;

     (G) The Portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of consolidation, merger or other reorganization; and

     (H) The Portfolio may not invest directly in oil, gas or other mineral development or exploration programs or leases; however, the Portfolio may own debt or equity securities of companies engaged in those businesses.

     In making all investments for the IDEX Flexible Income Portfolio, the sub-adviser will emphasize economic or financial factors or circumstances of the issuer, rather than opportunities for short-term arbitrage.

Investment Restrictions of IDEX C.A.S.E. Portfolio

IDEX C.A.S.E. Portfolio may not, as a matter of fundamental policy:

     1. With respect to 75% of the Portfolio's total assets, purchase the securities of any one issuer (other than cash items and "government securities" as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of the Portfolio's total assets, or (b) the Portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer.

     2. Invest 25% or more of the value of the Portfolio's assets in any particular industry (other than government securities);

     3. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this restriction shall not prevent the Portfolio from purchasing or selling options, futures contracts, caps, floors and other derivative instruments, engaging in swap transactions or investing in securities or other instruments backed by physical commodities);

     4. Invest directly in real estate or interests in real estate, including limited partnership interests; however, the Portfolio may own debt or equity securities issued by companies engaged in those businesses;

     5. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Portfolio;

     6. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements);

     7. The Portfolio may borrow money only for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the Portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to provide margin or guarantee positions in connection with transactions in options, futures contracts, swaps, forward contracts, or other derivative instruments or the segregation of assets in connection with such transactions; and

     8. Issue senior securities, except as permitted by the 1940 Act.





     Furthermore, the Portfolio has adopted the following non-fundamental investment restrictions which may be changed by the Board of Trustees of the Fund without shareholder approval:

     (A) The Portfolio may not, as a matter of non-fundamental policy (i) enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the Portfolio's net assets, after taking into account unrealized profits and losses on such contracts it has entered into and (ii) enter into any futures contracts or options on futures contracts if the aggregate amount of the Portfolio's commitments under outstanding futures contracts positions and options on futures contracts would exceed the market value of its total assets;


     (B) The Portfolio may not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of the Portfolio's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions;

     (C) The Portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures contracts, swaps, forward contracts and other derivative instruments are not deemed to constitute selling securities short;

     (D) The Portfolio may not purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments shall not be deemed to constitute purchasing securities on margin;

     (E) The Portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such Rule, Section 4(2) commercial paper or other securities for which the Board of Trustees has made a determination of liquidity, as permitted under the 1940 Act;

     (F) The Portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of consolidation, merger or other reorganization;

     (G) The Portfolio may not invest directly in oil, gas or other mineral development or exploration programs or leases; however, the Portfolio may own debt or equity securities of companies engaged in those businesses;

     (H) The Portfolio may not invest more than 25% of its net assets at the time of purchase in the securities of foreign issuers and obligors; and

     (I) The Portfolio may not invest in companies for the purpose of exercising control or management.

Investment Restrictions of IDEX Value Equity Portfolio

IDEX Value Equity Portfolio may not, as a matter of fundamental policy:

     1. With respect to 75% of the Portfolio's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of the Portfolio's total assets, or (b) the Portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer;

     2. Invest 25% or more of the value of the Portfolio's total assets in any particular industry (other than U.S. government securities);

     3. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this restriction shall not prevent the Portfolio from purchasing or selling options, futures contracts, caps, floors and other derivative instruments, engaging in swap transactions or investing in securities or other instruments backed by physical commodities);

     4. Invest directly in real estate or interests in real estate, including limited partnership interests; however, the Portfolio may own debt or equity securities issued by companies engaged in those businesses;

     5. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Portfolio;

     6. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements);

     7. The Portfolio may borrow money only for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 10% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 10% of the value of the Portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 10% limitation. The Portfolio may not purchase additional securities when borrowings exceed 5% of total assets. This policy shall not prohibit reverse repurchase agreements or deposits of assets to provide margin or guarantee positions in connection with transactions in options, futures contracts, swaps, forward contracts, or other derivative instruments or the segregation of assets in connection with such transactions; and

     8. Issue senior securities, except as permitted by the 1940 Act.




     Furthermore, the Portfolio has adopted the following non-fundamental investment restrictions which may be changed by the Board of Trustees of the Fund without shareholder approval:


     (A) The Portfolio may not, as a matter of non-fundamental policy (i) enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the Portfolio's net assets, after taking into account unrealized profits and losses on such contracts it has entered into and (ii) enter into any futures contracts or options on futures contracts if the aggregate amount of the Portfolio's commitments under outstanding futures contracts positions and options on futures contracts would exceed the market value of its total assets;


     (B) The Portfolio may not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of the Portfolio's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions;

     (C) The Portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures contracts, swaps, forward contracts and other derivative instruments are not deemed to constitute selling securities short;

     (D) The Portfolio may not purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments shall not be deemed to constitute purchasing securities on margin;

     (E) The Portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such Rule, Section 4(2) commercial paper or other securities for which the Board of Trustees has made a determination of liquidity, as permitted under the 1940 Act;

     (F) The Portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of consolidation, merger or other reorganization;

     (G) The Portfolio may not invest directly in oil, gas or other mineral development or exploration programs or leases; however, the Portfolio may own debt or equity securities of companies engaged in those businesses;

     (H) The Portfolio may not invest more than 25% of its net assets at the time of purchase in the securities of foreign issuers and obligors; and

     (I) The Portfolio may not invest in companies for the purpose of exercising control or management.

Investment Restrictions of IDEX Strategic Total Return Portfolio

IDEX Strategic Total Return Portfolio may not, as a matter of fundamental policy:

     1. With respect to 75% of the Portfolio's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of the Portfolio's total assets, or (b) the Portfolio owns more than 10% of the outstanding voting securities of such issuer;

     2. Invest more than 25% of the Portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services, for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction. In addition, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances;

     3. Purchase or sell real estate (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business);

     4. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by physical commodities);

     5. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper or debt securities);

     6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities;

     7. The Portfolio may borrow money only for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the Portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation; and

     8. Issue senior securities, except as permitted by the 1940 Act.

     As a fundamental policy governing concentration, the Portfolio will not invest 25% or more of its total assets in any one particular industry, other than U.S. government securities.

     Furthermore, the Portfolio has adopted the following non-fundamental investment restrictions which may be changed by the Board of Trustees of the Fund without shareholder approval:

     (A) The Portfolio may not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of the Portfolio's net assets, provided that this limitation does not apply in the case of assets deposited to margin or guarantee positions in options, futures contracts and options on futures contracts or placed in a segregated account in connection with such contracts;

     (B) The Portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that margin payments and other deposits in connection with transactions in options, swaps and forward futures contracts are not deemed to constitute selling securities short;

     (C) The Portfolio may not purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in options, futures, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin;

     (D) The Portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a consolidation, merger or other reorganization;

     (E) The Portfolio may not invest directly in oil, gas, or other mineral development or exploration programs or leases; however, the Portfolio may own debt or equity securities of companies engaged in those businesses;

     (F) The Portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such Rule, Section 4(2) commercial paper or any other securities as to which the Board of Trustees has made a determination as to liquidity, as permitted under the 1940 Act;

     (G) The Portfolio may not invest in companies for the purpose of exercising control or management; and

     (H) The Portfolio may not invest in securities of foreign issuers denominated in foreign currency and not publicly traded in the United States if at the time of acquisition more than 10% of the Portfolio's total assets would be invested in such securities.

Investment Restrictions of IDEX Tactical Asset Allocation Portfolio

IDEX Tactical Asset Allocation Portfolio may not, as a matter of fundamental policy:

     1. With respect to 75% of the Portfolio's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of the Portfolio's total assets, or (b) the Portfolio owns more than 10% of the outstanding voting securities of such issuer;

     2. Invest more than 25% of the Portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services, for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction. In addition, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, or of certificates of deposit and bankers acceptances;

     3. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Portfolio from investing in securities or other instruments backed by physical commodities);

     4. Purchase or sell real estate (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business);

     5. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper or debt securities);

     6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities;

     7. The Portfolio may borrow money only for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the Portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation; and

     8. Issue senior securities, except as permitted by the 1940 Act.

     As a fundamental policy governing concentration, the Portfolio will not invest 25% or more of its total assets in any one particular industry, other than U.S. government securities.

     Furthermore, the Portfolio has adopted the following non-fundamental investment restrictions which may be changed by the Board of Trustees of the Fund without shareholder approval:

     (A) The Portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that margin payments and other deposits in connection with transactions in options, swaps and forward and futures contracts are not deemed to constitute selling securities short;

     (B) The Portfolio may not purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in options, futures, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin;

     (C) The Portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a consolidation, merger or other reorganization;

     (D) The Portfolio may not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of the Portfolio's net assets, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in futures, options, swaps or forward contracts or segregation of assets in connection with such contracts;

     (E) The Portfolio may not invest directly in oil, gas, or other mineral development or exploration programs or leases; however, the Portfolio may own debt or equity securities of companies engaged in those businesses;

     (F) The Portfolio may not invest in companies for the purpose of exercising control or management; and

     (G) The Portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such Rule, Section 4(2) commercial paper or any other securities as to which the Board of Trustees has made a determination as to liquidity, as permitted under the 1940 Act.

Investment Restrictions of IDEX Income Plus Portfolio

IDEX Income Plus Portfolio may not, as a matter of fundamental policy:

     1. Borrow money, except from a bank for temporary or emergency purposes (not for leveraging or investment) in an amount not to exceed 1/3 of the current value of the Portfolio's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made. If at any time the Portfolio's borrowings exceed this limitation due to a decline in net assets, such borrowings will be reduced within 3 business days to the extent necessary to comply with the limitation. The Portfolio will borrow only to facilitate redemptions requested by shareholders which might otherwise require untimely disposition of portfolio securities and will not purchase securities while borrowings are outstanding;

     2. Pledge assets, except that the Portfolio may pledge not more than 1/3 of its total assets (taken at current value) to secure borrowings made in accordance with paragraph 1 above. Initial margin deposits under interest rate futures contracts, which are made to guarantee the Portfolio's performance under such contracts, shall not be deemed a pledging of Portfolio assets for the purpose of this investment restriction. As a matter of non-fundamental operating policy, in order to permit the sale of shares of the Portfolio under certain state laws, the Portfolio will not pledge its assets in excess of an amount equal to 10% of its net assets unless such state restrictions are changed;

     3. Invest more than 25% of its assets, measured at the time of investment, in a single industry (which term shall not include governments or their political subdivisions), outside the industries of the Portfolio's public utilities Portfolio concentration, except that the Portfolio may, for temporary defensive purposes, invest more than 25% of its total assets in the obligations of banks;

     4. Purchase the securities (other than government securities) of any issuer if, as a result, more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, provided that up to 25% of the Portfolio's total net assets may be invested without regard to this 5% limitation and in the case of certificates of deposit, time deposits and banker's acceptances, up to 25% of total Portfolio assets may be invested without regard to such 5% limitation, but shall instead be subject to a 10% limitation;

     5. Invest in mineral leases;

     6. Invest in bank time deposits with maturities of over 7 calendar days, or invest more than 10% of the Portfolio's total assets in bank time deposits with maturities of from 2 business days through 7 calendar days;

     7. Issue senior securities, except to the extent that senior securities may be deemed to arise from bank borrowings and purchases of government securities on a "when-issued" or "delayed delivery" basis, as described in the Prospectus;

     8. Underwrite any issue of securities, except to the extent the Portfolio may be deemed to be an underwriter in connection with the sale of its portfolio securities, although the Portfolio may purchase securities directly from the issuers thereof for investment in accordance with the Portfolio's investment objective and policies;

     9. Purchase or sell commodities or commodity contracts, except that the Portfolio may purchase and sell interest rate futures contracts for hedging purposes as set forth in the Prospectus;

     10. Purchase securities on margin or sell "short," but the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. (Initial and maintenance margin deposits and payment with respect to = interest rate futures contracts are not considered the purchase of securities on margin);

     11. Purchase or retain the securities of any issuer, if, to the Portfolio's knowledge, those officers and directors of the manager and sub-adviser who individually own beneficially more than 0.5% of the outstanding securities of such issuer together own beneficially more than 5% of such outstanding securities;

     12. Invest in securities of other investment companies, except in the event of merger or reorganization with another investment company;

     13. Make loans, except to the extent the purchase of notes, bonds, bankers' acceptances or other evidence of indebtedness or the entry into repurchase agreements or deposits (including time deposits and certificates of deposit) with banks may be considered loans;

     14. Invest in companies for the purpose of exercising management for control;

     15. Invest in oil, gas or other mineral exploration or development programs;

     16. Purchase or hold any real estate or mortgage loans thereon, except that the Portfolio may invest in securities secured by real estate or interests therein or issued by persons (such as real estate investment trusts) which deal in real estate or interests therein; and

     17. Purchase the securities (other than government securities) of any issuer if, as a result, the Portfolio would hold more than 10% of any class of securities (including any class of voting securities) of such issuer; for this purpose, all debt obligations of an issuer, and all shares of stock of an issuer other than common stock, are treated as a single class of securities.

     As a fundamental policy governing concentration, the Portfolio will not invest 25% or more of its total assets in any one particular industry, other than U.S. government securities.

     Furthermore, the Portfolio has adopted the following non-fundamental investment restrictions which may be changed by the Board of Trustees without shareholder approval. The Income Plus Portfolio may not:

     (A)  Write  or  purchase  put,  call,   straddle  or  spread  options,   or
combinations thereof;

     (B) Invest  more than 10% of its net  assets in  illiquid  securities;

     (C) Invest in real estate limited partnerships;


     (D) Invest more than 25% of its net assets at the time of purchase in the securities of foreign issuers and obligors; and


     (E) Purchase or sell interest rate futures contracts (a) involving aggregate delivery or purchase obligations in excess of 30% of the Portfolio's net assets, or aggregate margin deposits made by the Portfolio in excess of 5% of the Portfolio's net assets, (b) which are not for hedging purposes only, or
(c) which are executed under custodial, reserve and other arrangements inconsistent with regulations and policies adopted or positions taken (i) by the Securities and Exchange Commission for exemption from enforcement proceedings under Section 17(f) or 18(f) of the 1940 Act, (ii) by the CFTC for exemption of investment companies registered under the 1940 Act from registration as "commodity pool operators" and from certain provisions of Subpart B of Part 4 of the CFTC's regulations, or (iii) by state securities commissioners or administrators in the states in which the Portfolio's shares have been qualified for public offering.

Investment Restrictions of IDEX Tax-Exempt Portfolio

IDEX Tax-Exempt Portfolio may not, as a matter of fundamental policy:

     1. Underwrite any issue of securities, except to the extent the Portfolio may be deemed to be an underwriter in connection with the sale of its portfolio securities, although the Portfolio may purchase Municipal Obligations directly from the issuers thereof for investment in accordance with the Portfolio's investment objective and policies.

     2. Purchase the securities (other than government securities) of any issuer if, as a result, more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, provided that up to 25% of the Portfolio's total net assets may be invested without regard to this 5% limitation;

     3. Invest in any direct interest in an oil, gas or other mineral exploration or development program;


     4. Purchase securities on margin or sell "short," but the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;


     5. Purchase or hold any real estate or mortgage loans thereon, except that the Portfolio may invest in securities secured by real estate or interests therein or issued by persons (such as real estate investment trusts) which deal in real estate or interests therein;

     6. Purchase or retain the securities of any issuer, if, to the Portfolio's knowledge, those officers and directors of the manager or sub-adviser who individually own beneficially more than 0.5% of the outstanding securities of such issuer together own beneficially more than 5% of such outstanding securities;

     7. Invest in securities of other investment companies, except in the event of merger or reorganization with another investment company;

     8. Make loans, except to the extent the purchase of notes, bonds, or other evidences of indebtedness or the entry into repurchase agreements or deposits with banks may be considered loans;

     9. Invest in companies for the purpose of exercising management or control;

     10. Write, purchase or sell put, call, straddle or spread options, except for hedging purposes only, in accordance with such non-fundamental policies that the Board may from time to time adopt;

     11. Purchase or sell commodities or commodity contracts; and

     12. The Portfolio may borrow money only for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 1/3 of the current value of the Portfolio's total assets (including the amount borrowed) less liabilities (not including the amount borrowed at the time the borrowing is made). For purposes of this limitation, reverse repurchases would not constitute borrowings.

     As a fundamental policy governing concentration, the Portfolio will not invest 25% or more of its total assets in any one particular industry, other than U.S. government securities.

     Furthermore, the Portfolio has adopted the following non-fundamental restrictions which may be changed by the Board of Trustees without shareholder approval:

     (A) The Portfolio may not invest more than 10% of its net assets in illiquid securities;

     (B) The Portfolio may not invest in oil, gas or mineral leases;

     (C) The Portfolio may not invest in real estate limited partnerships; and

     (D) For hedging purposes only, the Tax-Exempt Portfolio may adopt policies permitting:

     (1) the purchase and sale of interest rate futures contracts, the purchase of put and call options thereon, and the writing of covered call or secured put options thereon, not involving delivery or purchase obligations in excess of 30% of the Portfolio's net assets, and

     (2) the purchase of put and call options related to portfolio securities and securities to be purchased for the Tax- Exempt Portfolio, the writing of secured put and covered call options, and the entering into of closing purchase transactions with respect to such options, where such transactions will not involve futures contract margin deposits and premiums on option purchases which, in the aggregate, exceed 5% of the Portfolio's net assets, in the judgment of the sub-adviser are economically appropriate to the reduction of risks inherent in the ongoing management of the Portfolio, and are executed under custodial, reserve and other arrangements consistent with regulations and policies adopted or positions taken (i) by the Securities and Exchange Commission for exemption from enforcement proceedings under Section 17(f) or 18(f) of the Investment Company Act of 1940, as amended (the "1940 Act"), (ii) by the Commodity Futures Trading Commission (the "CFTC") for exemption of investment companies registered under the 1940 Act from registration as "commodity pool operators" and from certain provisions of Subpart B of Part 4 of the CFTC's regulations, and (iii) by state securities commissioners or administrators in the states in which the Portfolio's shares have been qualified for public offering.

     The Tax-Exempt Portfolio does not intend in the foreseeable future to adopt the foregoing investment policies to permit trading in interest rate futures contracts, options thereon, and options on portfolio securities.

     Except with respect to borrowing money, if a percentage limitation set forth above is complied with at the time of the investment, a subsequent change in the percentage resulting from any change in value of the net assets of any of the Portfolios will not result in a violation of such restriction. Additional limitations on borrowing that are imposed by state law and regulations may apply.


     In addition to the above, as a fundamental policy, each of the portfolios, other than the Tax-Exempt Portfolio and the Income Plus Portfolio, may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such Portfolio.


                 OTHER POLICIES AND PRACTICES OF THE PORTFOLIOS

Futures, Options and Other Derivative Instruments.


     A. Futures Contracts. Each of the Portfolios, other than the Tax-Exempt Portfolio and the Income Plus Portfolio, may enter into contracts for the purchase or sale for future delivery of equity or fixed-income securities, foreign currencies or contracts based on financial indices including indices of U.S. government securities, foreign government securities, equity or fixed-income securities ("futures contracts"). The Income Plus Portfolio may enter into contracts for the purchase or sale of fixed-income securities ("interest rate futures contracts") as described in the Prospectus. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a Futures Trading Commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

          When a Portfolio buys or sells a futures contract it incurs a contractual obligation to receive or deliver the underlying instrument (or a cash payment based on the difference between the underlying instrument's closing price and the price at which the contract was entered into) at a specified price on a specified date. Transactions in futures contracts may be made to attempt to hedge against potential changes in interest or currency exchange rates or the price of a security or a securities index which might correlate with or otherwise adversely affect either the value of the Portfolio's securities or the prices of securities which the Portfolio is considering buying at a later date.


          The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and may be maintained in cash or liquid assets by the Portfolio's custodian for the benefit of the FCM. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of a Portfolio's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments with the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Portfolio, that Portfolio may be entitled to return of the margin owed to such Portfolio only in proportion to the amount received by the FCM's other customers. The portfolio manager will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which a Portfolio does business and by segregating margin payments with the custodian.

          Although a Portfolio would segregate with the custodian cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets would be available to that Portfolio immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because a Portfolio's cash that may otherwise be invested would be held uninvested or invested in liquid assets so long as the futures position remains open, such Portfolio's return could be diminished due to the opportunity losses of foregoing other potential investments.

          The acquisition or sale of a futures contract may occur, for example, when a Portfolio holds or is considering purchasing equity or debt securities and seeks to protect itself from fluctuations in prices or interest rates without buying or selling those securities. For example, if stock or debt prices were expected to decrease, a Portfolio might sell equity index futures contracts, thereby hoping to offset a potential decline in the value of equity securities in the Portfolio by a corresponding increase in the value of the futures contract position held by that Portfolio and thereby preventing the Portfolio's net asset value from declining as much as it otherwise would have. Similarly, if interest rates were expected to rise, a Portfolio might sell bond index futures contracts, thereby hoping to offset a potential decline in the value of debt securities in the portfolio by a corresponding increase in the value of the futures contract position held by the Portfolio. A Portfolio also could seek to protect against potential price declines by selling portfolio securities and investing in money market instruments. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows a Portfolio to maintain a defensive position without having to sell portfolio securities.

          Similarly, when prices of equity securities are expected to increase, or interest rates are expected to fall, futures contracts may be bought to attempt to hedge against the possibility of having to buy equity securities at higher prices. This technique is sometimes known as an anticipatory hedge. Since the fluctuations in the value of futures contracts should be similar to those of equity securities, a Portfolio could take advantage of the potential rise in the value of equity or debt securities without buying them until the market has stabilized. At that time, the futures contracts could be liquidated and such Portfolio could buy equity or debt securities on the cash market. To the extent a Portfolio enters into futures contracts for this purpose, the segregated assets maintained to cover such Portfolio's obligations with respect to futures contracts will consist of liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by that Portfolio with respect to the futures contracts.

          The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by the portfolio manager still may not result in a successful use of futures contracts.

          Futures contracts entail risks. Although each of the Portfolios that invests in such contracts believes that their use will benefit the Portfolio, if the portfolio manager's investment judgment proves incorrect, the Portfolio's overall performance could be worse than if the Portfolio had not entered into futures contracts. For example, if a Portfolio has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, that Portfolio may lose part or all of the benefit of the increased value of the securities because of offsetting losses in the Portfolio's futures positions. In addition, if a Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may, but will not necessarily, be at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to the Portfolio.

          The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Portfolio will not match exactly such Portfolio's current or potential investments. A Portfolio may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests--for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities--which involves a risk that the futures position will not correlate precisely with such performance of the Portfolio's investments.

          Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments correlate with a Portfolio's investments. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Portfolio's investments and its futures positions may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Portfolio may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Portfolio's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or may result in losses that are not offset by the gains in that Portfolio's other investments.

          Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of seven days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Portfolio to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, the Portfolio may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, such Portfolio's access to other assets held to cover its futures positions also could be impaired.

          Although futures contracts by their terms call for the delivery or acquisition of the underlying commodities or a cash payment based on the value of the underlying commodities, in most cases the contractual obligation is offset before the delivery date of the contract by buying, in the case of a contractual obligation to sell, or selling, in the case of a contractual obligation to buy, an identical futures contract on a commodities exchange. Such a transaction cancels the obligation to make or take delivery of the commodities.

          The Aggressive Growth, Capital Appreciation, International Equity, Global, Growth, Value Equity, C.A.S.E., Strategic Total Return, Tactical Asset Allocation, Balanced and Flexible Income Portfolios each intend to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. The Portfolios will use futures contracts and related options primarily for bona fide hedging purposes within the meaning of CFTC regulations; except that, in addition, the Portfolios may hold positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions, provided that the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of a Portfolio's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

          The Aggressive Growth Portfolio may not enter in a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Aggressive Growth Portfolio's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation.


     B. Options on Futures Contracts. Each of the Portfolios, other than the Tax-Exempt and Income Plus Portfolios, may buy and write put and call options on futures contracts. An option on a future gives a Portfolio the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. Transactions in options on futures contracts may be made to attempt to hedge against potential changes in interest rates or currency exchange rates or the price of a security or a securities index which might correlate with or otherwise adversely affect either the value of the Portfolio's securities or the prices of securities which the Portfolio is considering buying at a later date. Transactions in options on future contracts will not be made for speculation.


          The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Portfolio is not fully invested it may buy a call option on a futures contract to hedge against a market advance.

          The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in such Portfolio's holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at expiration of the option is higher than the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which that Portfolio is considering buying. If a call or put option a Portfolio has written is exercised, such Portfolio will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, that Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

          The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Portfolio may buy a put option on a futures contract to hedge its portfolio securities against the risk of falling prices or rising interest rates.

          The amount of risk a Portfolio assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.


     C. Options on Securities. In an effort to increase current income and to reduce fluctuations in net asset value, each of the Portfolios, other than the Tax-Exempt Portfolio and the Income Plus Portfolio, may write covered put and call options and buy put and call options on securities that are traded on United States and foreign securities exchanges and over- the-counter. A Portfolio also may write call options that are not covered for cross-hedging purposes. A Portfolio may write and buy options on the same types of securities that the Portfolio may purchase directly. There are no specific limitations on the Portfolios' writing and buying of options on securities.


          A put option gives the holder the right, upon payment of a premium, to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the holder the right, upon payment of a premium, to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price.

          A put option written by a Portfolio is "covered" if the Portfolio (i) segregates cash not available for investment or other liquid assets with a value equal to the exercise price with its custodian or (ii) continues to own an equivalent number of puts of the same "series" (that is, puts on the same underlying securities having the same exercise prices and expiration dates as those written by the Portfolio), or an equivalent number of puts of the same "class" (that is, puts on the same underlying securities) with exercise prices greater than those it has written (or if the exercise prices of the puts it holds are less than the exercise prices of those it has written, the difference is segregated with the custodian). The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

          A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or has segregated additional cash with its custodian) upon conversion or exchange of other securities held in its portfolio. A call option written by a Portfolio is also deemed to be covered (i) if that Portfolio holds a call at the same exercise price for the same exercise period and on the same securities as the call written, (ii) in the case of a call on a stock index, if the Portfolio owns a portfolio of securities substantially replicating the movement of the index underlying the call option, or (iii) if at the time the call is written an amount of cash, U.S. government securities or other liquid assets equal to the fluctuating market value of the optioned securities is segregated with the custodian.


          A Portfolio may also write call options that are not covered for cross-hedging purposes. A Portfolio collateralizes its obligation under a written call option for cross-hedging purposes by segregating cash or other liquid assets in an amount not less than the market value of the underlying security, marked-to-market daily. A Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and the portfolio manager believes that writing the option would achieve the desired hedge.


          If a put or call option written by a Portfolio were exercised, the Portfolio would be obligated to buy or sell the underlying security at the exercise price. Writing a put option involves the risk of a decrease in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the option holder to the Portfolio at a higher price than its current market value. Writing a call option involves the risk of an increase in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the Portfolio to the option holder at a lower price than its current market value. Those risks could be reduced by entering into an offsetting transaction. A Portfolio retains the premium received from writing a put or call option whether or not the option is exercised.

          The writer of an option may have no control when the underlying security must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

          The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

          In the case of a written call option, effecting a closing transaction will permit a Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit the Portfolio to write another put option to the extent that the exercise price thereof is secured by deposited other liquid assets. Effecting a closing transaction also will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Portfolio investments. If a Portfolio desires to sell a particular security on which the Portfolio has written a call option, such Portfolio will effect a closing transaction prior to or concurrent with the sale of the security.

          A Portfolio will realize a profit from a closing transaction if the price of a purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. The Portfolio will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Portfolio.

          An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, a Portfolio may not be able to effect closing transactions in particular options and that Portfolio would have to exercise the options in order to realize any profit. If a Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market may include the following: (i) there may be insufficient trading interest in certain options, (ii) restrictions may be imposed by a national securities exchange on which the option is traded ("Exchange") on opening or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange, (v) the facilities of an Exchange or the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.


          Each of the Portfolios, other than the Tax-Exempt Portfolio and the Income Plus Portfolio, may write options in connection with buy-and-write transactions. In other words, the Portfolio may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Portfolio's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between that Portfolio's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.


          The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Portfolio's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Portfolio may elect to close the position or take delivery of the security at the exercise price and that Portfolio's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

          A Portfolio may buy put options to hedge against a decline in the value of its Portfolio. By using put options in this way, a Portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

          A Portfolio may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by such Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to that Portfolio.

          In purchasing an option, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid and would realize a loss if the price of the underlying security did not increase (in the case of a call) or decrease (in the case of a put) during the period by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, the Portfolio would lose the amount of the premium.

          Although they entitle the holder to buy equity securities, warrants on and options to purchase equity securities do not entitle the holder to dividends or voting rights with respect to the underlying securities, nor do they represent any rights in the assets of the issuer of those securities.

          In addition to options on securities, a Portfolio may also purchase and sell call and put options on securities indexes. A stock index reflects in a single number the market value of many different stocks. Relative values are assigned to the stocks included in an index and the index fluctuates with changes in the market values of the stocks. The options give the holder the right to receive a cash settlement during the term of the option based on the difference between the exercise price and the value of the index. By writing a put or call option on a securities index, the Portfolio is obligated, in return for the premium received, to make delivery of this amount. The Portfolio may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

          Use of options on securities indexes entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. The Portfolio will not purchase these options unless the sub-adviser is satisfied with the development, depth and liquidity of the market and believes the options can be closed out.

          Price movements in the Portfolio's securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge and will depend, in part, on the ability of its portfolio manager to predict correctly movements in the direction of the stock market generally or of a particular industry. Because options on securities indexes require settlement in cash, the portfolio manager may be forced to liquidate portfolio securities to meet settlement obligations.

          The amount of risk a Portfolio assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.


     D. Options on Foreign Currencies. Each of the Portfolios, other than the Tax-Exempt Portfolio and the Income Plus Portfolio, may buy and write options on foreign currencies in a manner similar to that in which futures contracts or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Portfolio may buy put options on the foreign currency. If the value of the currency declines, such Portfolio will have the right to sell such currency for a fixed amount in U.S. dollars and will offset, in whole or in part, the adverse effect on its portfolio.


          Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, a Portfolio could sustain losses on transactions in foreign currency options that would require such Portfolio to forego a portion or all of the benefits of advantageous changes in those rates. In addition, in the case of other types of options, the benefit to the Portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs.

          A Portfolio may also write options on foreign currencies. For example, in attempting to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a Portfolio could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of portfolio securities will be offset by the amount of the premium received.

          Similarly, instead of purchasing a call option to attempt to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow that Portfolio to hedge the increased cost up to the amount of premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a Portfolio would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

          A Portfolio may write covered call options on foreign currencies. A call option written on a foreign currency by a Portfolio is "covered" if that Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration that is segregated by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if (i) the Portfolio holds a call at the same exercise price for the same exercise period and on the same currency as the call written or (ii) at the time the call is written, an amount of cash, U.S. government securities or other liquid assets equal to the fluctuating market value of the optioned currency is segregated with the custodian.


          Each of the Portfolios, other than the Tax-Exempt Portfolio and the Income Plus Portfolio, may write call options on foreign currencies for cross-hedging purposes that would not be deemed to be covered. A call option on a foreign currency is for cross-hedging purposes if it is not covered but is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option. In such circumstances, a Portfolio collateralizes the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

     E. Forward Contracts. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified invoice amount for the assets at the time of delivery. Each of the Portfolios, other than the Tax-Exempt Portfolio and Income Plus Portfolio, may enter into forward contracts to purchase and sell government securities, foreign currencies or other financial instruments. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.


          The following discussion summarizes the Aggressive Growth, Capital Appreciation, International Equity, Global, Growth, Value Equity, C.A.S.E., Strategic Total Return, Tactical Asset Allocation, Balanced and Flexible Income Portfolios' principal uses of forward foreign currency exchange contracts ("forward currency contracts"). A Portfolio may enter into forward currency contracts with stated contract values of up to the value of that Portfolio's assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or another currency). A Portfolio will exchange foreign currencies for U.S. Dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell ("transaction hedge"). A Portfolio also may hedge some or all of its investments denominated in foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in that currency ("position hedge") or by participating in options or futures contracts with respect to the currency. A Portfolio also may enter into a forward currency contract with respect to a currency where such Portfolio is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge"). In any of these circumstances a Portfolio may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio manager believes there is a reasonable degree of correlation between movements in the two currencies ("cross-hedge").

          These types of hedging seek to minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a Portfolio's foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting a Portfolio's currency exposure from one foreign currency to another removes that Portfolio's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to such Portfolio if its portfolio manager's position projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts.

          A Portfolio will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in the currency underlying the forward contract or the currency being hedged. To the extent that a Portfolio is not able to cover its forward currency positions with underlying portfolio securities, its custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of such Portfolio's commitments under forward contracts entered into with respect to position hedges, cross-hedges and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, the Portfolio will find alternative cover or segregate additional cash or other liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of a Portfolio's commitments with respect to such contracts. As an alternative to segregating assets, a Portfolio may buy call options permitting such Portfolio to buy the amount of foreign currency being hedged by a forward sale contract or a Portfolio may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contact.

          While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, a Portfolio's ability to utilize forward contracts may be restricted. In addition, a Portfolio may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge its assets.


     F. Swaps and Swap-Related Products. In order to attempt to protect the value of its investments from interest rate or currency exchange rate fluctuations, each of the Portfolios, other than the Tax-Exempt Portfolio and the Income Plus Portfolio, may enter into interest rate and currency exchange rate swaps, and may buy or sell interest rate and currency exchange rate caps and floors. The portfolio manager expects to enter into these transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A Portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the Portfolio may consider buying at a later date.


          Each Portfolio does not intend to use these transactions as a speculative investment. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.


          Each of the Portfolios, other than the Tax-Exempt and Income Plus Portfolios, may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset at least equal to the accrued excess will be segregated by its custodian. If a Portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. A Portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. The portfolio manager will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

          The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The sub-advisers have determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a Portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

          There is no limit on the amount of interest rate swap transactions that may be entered into by the Aggressive Growth, Capital
          Appreciation, International Equity, Global, Growth, Value Equity, C.A.S.E., Strategic Total Return, Tactical Asset Allocation, Balanced and Flexible Income Portfolios, although none of the Portfolios presently intends to engage in such transactions in excess of 5% of its total assets. These transactions may in some instances involve the delivery of securities or other underlying assets by a Portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a Portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A Portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

          In addition to the instruments, strategies and risks described in this Statement of Additional Information and in the Prospectus, there may be additional opportunities in connection with options, futures contracts, forward currency contracts and other hedging techniques, that become available as the portfolio managers develop new techniques, as regulatory authorities broaden the range of permitted transactions and as new instruments are developed. The portfolio managers may use these opportunities to the extent they are consistent with the Portfolio's investment objective and are permitted by the Portfolio's investment limitations and applicable regulatory requirements.

     G. Eurodollar Instruments. The Portfolios may each make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate (the "LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

     H. Special Investment Considerations and Risks. The successful use of the investment practices described above with respect to futures contracts, options on futures contracts, forward contracts, options on securities and on foreign currencies, and swaps and swap-related products draws upon skills and experience which are different from those needed to select the other instruments in which a Portfolio invests. Should interest or exchange rates or the prices of securities or financial indices move in an unexpected manner, a Portfolio may not achieve the desired benefits of the foregoing instruments or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies, forward contracts and other negotiated or over-the-counter instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

          A Portfolio's ability to dispose of its positions in the foregoing instruments will depend on the availability of liquid markets in the instruments. Markets in a number of the instruments are relatively new and still developing, and it is impossible to predict the amount of trading interest that may exist in those instruments in the future. Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to a Portfolio as the possible loss of the entire premium paid for an option bought by a Portfolio, the inability of the Portfolio, as the writer of a covered call option, to benefit from the appreciation of the underlying securities above the exercise price of the option and the possible need to defer closing out positions in certain instruments to avoid adverse tax consequences. As a result, no assurance can be given that a Portfolio will be able to use those instruments effectively for their intended purposes.

          In connection with certain of its hedging transactions, a Portfolio must segregate assets with the Fund's custodian bank to ensure that such Portfolio will be able to meet its obligations pursuant to these instruments. Segregated assets generally may be not be disposed of for so long as a Portfolio maintains the positions giving rise to the segregation requirement. Segregation of a large percentage of a Portfolio's assets could impede implementation of that Portfolio's investment policies or its ability to meet redemption requests or other current obligations.

     I. Additional Risks of Options on Foreign Currencies, Forward Contracts and Foreign Instruments. Unlike transactions entered into by a Portfolio in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

          Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

          The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign government restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

          In addition, options on U.S. government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

Other Investment Companies.

     Certain of the Portfolios may invest in securities issued by other investment companies, within limits described in the investment restrictions of each Portfolio and in accordance with the 1940 Act. A Portfolio may indirectly bear its proportionate share of any investment advisory fees and expenses paid by the funds in which it invests, in addition to the investment advisory fee and expenses paid by such Portfolio.

     The International Equity Portfolio may not purchase securities of other investment companies, other than a security acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange and except as otherwise permitted under the 1940 Act. Investments by the International Equity Portfolio in GEI Short-Term Investment Fund, an investment fund advised by GEIM, created specifically to serve as a vehicle for the collective investment of cash balances of the Portfolio and other accounts advised by GEIM or its affiliate, General Electric Investment Corporation, is not considered an investment in another investment company for purposes of this restriction.

Zero Coupon, Pay-In-Kind and Step Coupon Securities.


     Although it is the policy of the Flexible Income, Income Plus and Tactical Asset Allocation Portfolios to invest primarily in income-producing securities, each of the Portfolios, other than the Aggressive Growth, International Equity and Value Equity Portfolio, may invest up to 10% of their assets in zero coupon, pay-in-kind and step-coupon securities. Zero-coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. The Flexible Income Portfolio may also invest in "strips," which are debt securities that are stripped of their interest after the securities are issued, but otherwise are comparable to zero coupon bonds.


     Current federal income tax law requires holders of zero-coupon securities and step-coupon securities to report the portion of the original issue discount on such securities that accrues that year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under the Internal Revenue Code of 1986 ("Code"), a Portfolio must distribute its investment company taxable income, including the original issue discount accrued on zero-coupon or step-coupon bonds. Because it will not receive cash payments on a current basis in respect of accrued original-issue discount on zero-coupon bonds or step-coupon bonds during the period before interest payments begin, in some years a Portfolio may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A Portfolio might obtain such cash from selling other portfolio holdings. These actions may reduce the assets to which Portfolio expenses could be allocated and may reduce the rate of return for such Portfolio. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Portfolio to sell the securities at the time.

     Generally, the market prices of zero-coupon bonds and strip securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Income-Producing Securities.

     As a fundamental policy, the Flexible Income Portfolio may not purchase a non-income-producing security if, after such purchase, less than 80% of the Flexible Income Portfolio's total assets would be invested in income-producing securities. Income-producing securities include securities that make periodic income payments, as well as those that make interest payments on a deferred basis, or pay interest at maturity (as in the case with treasury bills or zero-coupon bonds).

     The Flexible Income Portfolio will purchase defaulted securities only when its portfolio manager believes, based upon his analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. Notwithstanding the portfolio manager's belief as to the resumption of income payments, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

     A. Financial and Market Risks. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or at times even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

     B. Disposition of Portfolio Securities. Although the Flexible Income Portfolio generally intends to purchase securities for which its portfolio manager expects an active market to be maintained, defaulted securities may be less actively traded than other securities and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The Flexible Income Portfolio will limit its holdings of any such securities to amounts that its portfolio manager believes could be readily sold, and its holdings of such securities would, in any event, be limited so as not to limit the Flexible Income Portfolio's ability to readily dispose of its securities to meet redemptions.

     C. Other. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the Flexible Income Portfolio.

     Other types of income producing securities that the Portfolios may purchase include, but are not limited to, the following types of securities:

     Variable and Floating Rate Obligations. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

     Standby Commitments. These instruments, which are similar to a put, give the Portfolios the option to obligate a broker, dealer or bank to repurchase a security held by the Portfolios at a specified price.

     Tender Option Bonds. Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party (such as a broker, dealer or bank) to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

     Inverse Floaters. Inverse floaters are instruments whose interest bears an inverse relationship to the interest rate on another security. The Portfolios will not invest more than 5% of their respective assets in inverse floaters.

     The Portfolios will purchase instruments with demand features, standby commitments and tender option bonds primarily for the purpose of increasing the liquidity of their portfolios.

Lending of Portfolio Securities.

     Subject to any applicable investment restriction relating to lending, each of the Portfolios other than the Tax-Exempt Portfolio and the Income Plus Portfolio may lend securities from its portfolio. Under applicable regulatory requirements (which are subject to change), the following conditions apply to securities loans: a) the loan must be continuously secured by liquid assets maintained on a current basis in an amount at least equal to the market value of the securities loaned; b) a Portfolio must receive any dividends or interest paid by the issuer on such securities; c) a Portfolio must have the right to call the loan and obtain the securities loaned at any time upon notice of not more than five business days, including the right to call the loan to permit voting of the securities; and d) a Portfolio must receive either interest from the investment of collateral or a fixed fee from the borrower. Securities loaned by a Portfolio remain subject to fluctuations in market value. A Portfolio may pay reasonable finders, custodian and administrative fees in connection with a loan. Securities lending, as with other extensions of credit, involves the risk that the borrower may default. Although securities loans will be fully collateralized at all times, a Portfolio may experience delays in, or be prevented from, recovering the collateral. During a period that a Portfolio seeks to enforce its rights against the borrower, the collateral and the securities loaned remain subject to fluctuations in market value. A Portfolio may also incur expenses in enforcing its rights. If a Portfolio has sold the loaned security, it may not be able to settle the sale of the security and may incur potential liability to the buyer of the security on loan for its costs to cover the purchase. The Portfolios will not lend securities to any advisers or sub-advisers to the Fund or their affiliates. By lending its securities, a Portfolio can increase its income by continuing to receive interest or dividends on the loaned securities as well as by either investing the cash collateral in short-term securities or by earning income in the form of interest paid by the borrower when U.S. government securities are used as collateral.

Joint Trading Accounts.

     As described in the Prospectus, the Growth, Global, Flexible Income, Balanced and Capital Appreciation Portfolios and other clients of Janus Capital and its affiliates may place assets in joint trading accounts for the purpose of making short-term investments in money market instruments. The Board of Trustees of the Fund must approve the participation of each of these Portfolios in these joint trading accounts and procedures pursuant to which the joint accounts will operate. The joint trading accounts are to be operated pursuant to an exemptive order issued to Janus Capital and certain of its affiliates by the SEC. All joint account participants, including these Portfolios, will bear the expenses of the joint trading accounts in proportion to their investments. Financial difficulties of other participants in the joint accounts could cause delays or other difficulties for the Portfolios in withdrawing their assets from joint trading accounts.

Illiquid Securities.


     Each of the Aggressive Growth, Capital Appreciation, International Equity, Global, Growth, Value Equity, C.A.S.E., Strategic Total Return, Tactical Asset Allocation, Balanced and Flexible Income Portfolios may invest up to 15%, and each of the Tax-Exempt and Income Plus Portfolios may invest up to 10%, of its net assets in illiquid securities (i.e., securities that are not readily marketable). The Board of Trustees has authorized the sub-advisers to make liquidity determinations with respect to its securities, including Rule 144A securities, commercial paper and municipal lease obligations in accordance with the guidelines established by the Board of Trustees. Under the guidelines, the portfolio manager will consider the following factors in determining whether a Rule 144A security or a municipal lease obligation is liquid: 1) the frequency of trades and quoted prices for the security; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers;
3) the willingness of dealers to undertake to make a market in the security; and
4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. With respect to municipal lease obligations, the portfolio managers of the Tax-Exempt and Flexible Income Portfolios will also consider factors unique to municipal lease obligations including the general creditworthiness of the municipality, the importance of the property covered by the lease obligation and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Portfolio. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. A Portfolio may be restricted in its ability to sell such securities at a time when the sub- adviser deems it advisable to do so. In addition, in order to meet redemption requests, a Portfolio may have to sell other assets, rather than such illiquid securities, at a time which is not advantageous.


Repurchase and Reverse Repurchase Agreements.

     Although each of the Portfolios may enter into repurchase and reverse repurchase agreements, the Growth, C.A.S.E., Global, Flexible Income, Tax-Exempt, Strategic Total Return and Income Plus Portfolios do not intend to invest more than 5% of their assets, the Balanced, Capital Appreciation, Aggressive Growth and Tactical Asset Allocation Portfolios do not intend to invest more than 15% of their assets, and the International Equity and the Value Equity Portfolios do not intend to invest more than 25% of their assets in either repurchase or reverse repurchase agreements. In a repurchase agreement, a Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral". A Portfolio may engage in a repurchase agreement with respect to any security in which it is authorized to invest. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to a Portfolio in connection with bankruptcy proceedings), it is the policy of each Portfolio to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the investment sub-adviser for that Portfolio and approved by the Board of Trustees of the Fund. In addition, the Portfolios currently intend to invest primarily in repurchase agreements collateralized by cash, U.S. government securities, or money market instruments whose value equals at least 100% of the repurchase price, marked-to-market daily.

     In a reverse repurchase agreement, a Portfolio sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Portfolio will segregate with its custodian cash and appropriate liquid assets with the Fund's custodian to cover its obligation under the agreement. The Portfolios will enter into reverse repurchase agreements only with parties the investment sub-adviser for each Portfolio deems creditworthy and that have been reviewed by the Board of Trustees of the Fund.

Pass-through Securities.

     Each of the Portfolios may, in varying degrees, invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Portfolios. The most common type of pass-through securities are mortgage-backed securities. Government National Mortgage Association ("GNMA") Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from traditional bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Portfolio will generally purchase "modified pass-through" GNMA Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment. GNMA Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. government.

     The Federal Home Loan Mortgage Corporation ("FHLMC") issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. FHLMC guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by FHLMC as to timely payment of principal and interest, but is not backed by the full faith and credit of the U.S. government.

     The Federal National Mortgage Association ("FNMA") issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by FNMA as to timely payment of principal and interest, but it is not backed by the full faith and credit of the U.S. government.

     Each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as a Portfolio), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, some of a Portfolio's higher yielding mortgage-backed securities might be converted to cash and that Portfolio will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Mortgage and asset-backed securities may have periodic income payments or may pay interest at maturity (as is the case with Treasury bills or zero-coupon bonds).

     Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies or other providers of credit. Generally, the originating bank or credit provider is neither the obliger or guarantor of the security and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. Tax-exempt asset-backed securities include units of beneficial interests in pools of purchase contracts, financing leases, and sales agreements that may be created when a municipality enters into an installment purchase contract or lease with a vendor. Such securities may be secured by the assets purchased or leased by the municipality; however, if the municipality stops making payments, there generally will be no recourse against the vendor. The market for tax-exempt asset-backed securities is still relatively new. These obligations are likely to involve unscheduled prepayments of principal.

High-Yield/High-Risk Bonds.

     High-yield/high-risk, below investment grade securities (commonly known as "junk bonds") involve significant credit and liquidity concerns and fluctuating yields and are not suitable for short-term investing. Higher yields are ordinarily available on fixed-income securities which are unrated or are rated in the lower rating categories of recognized rating services such as Moody's and Standard & Poor's. None of the Portfolios other than the Value Equity, Strategic Total Return, Flexible Income and Income Plus Portfolios may invest more than 5% of its net assets in junk bonds. Lower rated bonds also involve the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Portfolio owning such bonds would experience a reduction in its income, and could expect a decline in the market value of the securities so affected. Such Portfolios, furthermore, may incur additional costs in seeking the recovery of the defaulted securities. More careful analysis of the financial condition of each issuer of lower rated securities is therefore necessary. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payments obligations, to meet projected business goals and to obtain additional financing.

     The market prices of lower grade securities are generally less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic or political changes or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities. Since the last major economic recession, there has been a substantial increase in the use of high-yield debt securities to fund highly leveraged corporate acquisitions and restructurings, so past experience with high-yield securities in a prolonged economic downturn may not provide an accurate indication of future performance during such periods. Lower rated securities also may have less liquid markets than higher rated securities, and their liquidity as well as their value may be more severely affected by adverse economic conditions. Adverse publicity and investor perceptions as well as new or proposed laws may also have a greater negative impact on the market for lower rated bonds.

     Unrated securities are not necessarily of lower quality than rated securities, but the markets for lower rated and nonrated securities are more limited than those in which higher rated securities are traded. In addition, an economic downturn or increase in interest rates is likely to have a greater negative effect on the market for lower rated and nonrated securities, the value of high yield debt securities held by a Portfolio, the new asset value of a Portfolio holding such securities and the ability of the bonds' issuers to repay principal and interest, meet projected business goals and obtain additional financing than on higher rated securities.

Warrants and Rights.

     Each of the Portfolios other than the Tax-Exempt Portfolio may invest in warrants and rights. A warrant is a type of security that entitles the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks.

U.S. Government Securities.

     Examples of the types of U.S. government securities that the Portfolios may hold include, in addition to those described in the Prospectus and direct obligations of the U.S. Treasury, the obligations of the Federal Housing Administration, Farmers Home Administration, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Bank, Federal Intermediate Credit Banks, Federal Land Banks and Maritime Administration. U.S. government securities may be supported by the full faith and credit of the U.S. government (such as securities of the Small Business Administration); by the right of the issuer to borrow from the Treasury (such as securities of the Federal Home Loan Bank); by the discretionary authority of the U.S. government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association); or only by the credit of the issuing agency.


Portfolio Turnover.

                                  October 31              September 30

Portfolio                      1997       1996           1996     1995
Aggressive Growth            120.96%      9.40%       127.49%     88.28%
International Equity          21.85%        N/A           N/A        N/A
Capital Appreciation         130.48%     10.11%       160.72%    262.97%
Global                        91.02%      2.59%        97.94%    161.48%
Growth                        91.52%      9.40%        57.80%    123.26%
C.A.S.E.                     183.06%     20.69%       654.49%        N/A
Value Equity                   6.40%        N/A           N/A        N/A
Strategic Total Return        51.44%      5.50%        40.58%     34.67%
Tactical Asset Allocation     71.63%      2.38%        56.22%        N/A
Balanced                     127.08%      9.08%       175.78%     82.48%
Flexible Income              135.53%     16.16%       135.38%    149.58%
Income Plus                   62.28%      1.58%        65.96%     25.07%
Tax-Exempt                    71.29%      3.79%        71.05%    126.48%



     As stated in the Prospectus, each of the Portfolios generally intend to purchase and sell securities as deemed appropriate by its portfolio manager to further the Portfolio's stated investment objective, and the rate of portfolio turnover is not expected to be a limiting factor when changes are deemed to be appropriate. Portfolio transactions for the Tax-Exempt Portfolio and the Income Plus Portfolio are ordinarily undertaken to achieve each Portfolio's investment objective in light of anticipated movements in the level of interest rates. The investment policies of the Tax-Exempt Portfolio and the Income Plus Portfolio may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest rates.

     These percentages are calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of such securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). For example, a portfolio turnover rate of 100% would mean that all of the Portfolio's securities (except those excluded from the calculation) were replaced once in a period of one year. A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of the Portfolio's shares and by requirements, the satisfaction of which enable the Portfolio to receive favorable tax treatment. Because the rate of portfolio turnover is not a limiting factor, particular holdings may be sold at any time, if investment judgement or portfolio operations make a sale advisable. As a result, the annual portfolio turnover rate in future years may exceed the percentage shown above.

                     INVESTMENT ADVISORY AND OTHER SERVICES

     The Fund has entered into a Management and Investment Advisory Agreement applicable to each of the Capital Appreciation, Global, Growth, Balanced and Flexible Income Portfolios with Idex Management, Inc. ("IMI"), and applicable to each of the Aggressive Growth, International Equity, C.A.S.E., Value Equity, Strategic Total Return, Tactical Asset Allocation, Income Plus and Tax-Exempt Portfolios with InterSecurities, Inc. ("ISI"), both located at 201 Highland Avenue, Largo, Florida 33770-2957. These Management and Investment Advisory Agreements are collectively referred to herein as the "Advisory Agreements". IMI and ISI supervise each respective Portfolio's investments and conducts its investment program. Each Advisory Agreement provides that IMI and ISI will perform the following services or cause them to be performed by others: (i) furnish to the Portfolio investment advice and recommendations, (ii) supervise the purchase and sale of securities as directed by appropriate Fund officers, and (iii) be responsible for the administration of the Portfolio. For services to the Capital Appreciation, Global, Growth and Balanced Portfolios, IMI receives an annual fee, computed daily and paid monthly, equal to 1.00% of the first $750 million of that Portfolio's average daily net assets, 0.90% of the next $250 million of that Portfolio's average daily net assets, and 0.85% of the average daily net assets of that Portfolio in excess of $1 billion. For services to the Flexible Income Portfolio, IMI receives an annual fee, computed daily and paid monthly, equal to 0.90% of the first $100 million of that Portfolio's average daily net assets, 0.80% of the next $150 million of that Portfolio's average daily net assets, and 0.70% of the average daily net assets of that Portfolio in excess of $250 million. For services to the Tax-Exempt and Income Plus Portfolios, ISI receives an annual fee of 0.60% of each Portfolio's average daily net assets computed and paid on a monthly basis. For services to each of its other respectively advised Portfolios, ISI receives an annual fee, computed daily and paid monthly, equal to 1.00% of the first $750 million of each Portfolio's average daily net assets, 0.90% of the next $250 million of each Portfolio's average daily net assets, and 0.85% of the average daily net assets of each Portfolio in excess of $1 billion.


     The duties and responsibilities of the investment adviser are specified in the Advisory Agreements. The Agreements were approved by the Board of Trustees of the Fund (including a majority of trustees who are not parties to the Agreement or interested persons, as defined by the 1940 Act, of any such party). The Agreements are not assignable and may be terminated without penalty upon 60 days written notice at the option of either the Fund, IMI, ISI or by a vote of shareholders of each Portfolio. Each provides that it can be continued from year to year so long as such continuance is specifically approved annually (a) by the Board of Trustees of the Fund or by a majority of the outstanding shares of the Portfolio and (b) by a majority vote of the Trustees who are not parties to the Agreement or interested persons of any such party cast in person at a meeting.


     The Agreements also provide that IMI and ISI shall not be liable to the Fund or to any shareholder for any error of judgment or mistake of law or for any loss suffered by the Fund or by any shareholder in connection with matters to which the Agreements relate, except for a breach of fiduciary duty or a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard on the part of IMI or ISI in the performance of its duties thereunder.

     The Advisory Agreements became effective as follows: Aggressive Growth - September 30, 1994; International Equity - February 1, 1997; Capital Appreciation - September 30, 1994; Global - April 22, 1992; Growth - April 22, 1991; C.A.S.E. - November 15, 1995; Value Equity - October 30, 1996; Strategic Total Return - September 30, 1994; Tactical Asset Allocation -June 1, 1995; Balanced - September 30, 1994; Flexible Income - August 5, 1993; Income Plus - April 22, 1992; and Tax-Exempt - April 22, 1992.

     Each Portfolio pays its allocable share of the fees and expenses of the Fund's non-interested trustees, custodian and transfer agent fees, brokerage commissions and all other expenses in connection with the execution of its portfolio transactions, administrative, clerical, recordkeeping, bookkeeping, legal, auditing and accounting expenses, interest and taxes, expenses of preparing tax returns, expenses of shareholders' meetings and preparing, printing and mailing proxy statements (unless otherwise agreed to by the Fund, IMI or ISI), expenses of preparing and typesetting periodic reports to shareholders (except for those reports the Portfolio permits to be used as sales literature), and the costs, including filing fees, of renewing or maintaining registration of Portfolio shares under federal and state law. The respective investment adviser will reimburse a Portfolio, or waive fees, or both, whenever, in any fiscal year, the total cost to a Portfolio of normal operating expenses chargeable to its income account, including the investment advisory fee but excluding brokerage commissions, interest, taxes and 12b-1 fees, exceeds, in the case of the Aggressive Growth, Capital Appreciation, Growth, C.A.S.E., Value Equity, Strategic Total Return, Tactical Asset Allocation, Balanced and Flexible Income Portfolios, 1.50% of each Portfolio's average daily net assets; in the case of the Tax-Exempt and Income Plus Portfolios, 1.00% and 1.25% of the Portfolio's average daily net assets, respectively. The International Equity and Global Portfolios do not have an expense limitation.

                            INVESTMENT ADVISORY FEES


                                           Advisory Fees After Reimbursement       Advisory Fee Reimbursements
                                    October 31              September 30             October 31                September 30
Portfolio             Adviser     1997        1996        1996         1995       1997        1996           1996        1995

Aggressive Growth       ISI     $130,896     $5,163      $56,761      $30,629   $192,695     $17,394       $169,995     $31,402
International Equity    ISI   $(110,543)        N/A          N/A          N/A   $128,291         N/A            N/A         N/A
Capital Appreciation    IMI      $45,071     $7,502      $19,350    $(11,865)   $193,491     $12,709       $122,710     $55,475
Global                  IMI   $2,224,062   $126,856   $1,130,757     $873,921         --          --             --          --
Growth                  IMI  $11,676,637   $952,996   $5,459,981   $4,292,430         --          --             --          --
C.A.S.E.                ISI    $(96,157)  $(11,137)    $(36,998)           --   $150,161     $13,949        $55,165         N/A
Value Equity            ISI    $(63,589)        N/A          N/A          N/A   $104,638         N/A            N/A         N/A
Strategic Total         ISI     $127,360     $1,140       $5,591    $(14,695)    $96,214     $11,492        $92,079     $39,831
  Return
Tactical Asset          ISI     $120,873     $2,983      $53,542           --    $99,277     $11,829        $28,453         N/A
  Allocation
Balanced                IMI     $(4,940)   $(4,993)    $(21,773)    $(17,689)   $139,247     $13,490       $106,223     $49,201
Flexible Income         IMI      $60,744   $(3,566)     $133,035     $169,696    $95,242     $17,675        $41,410     $16,128
Income Plus             ISI     $416,928    $35,332     $414,023     $402,031         --          --             --          --
Tax-Exempt              ISI     $(7,330)   $(6,243)      $35,970      $78,055   $155,172     $19,367       $123,530     $91,270




     IMI has entered into an Investment Counsel Agreement applicable to each of the Capital Appreciation, Global, Growth, Balanced and Flexible Income Portfolios, respectively, wherein Janus Capital Corporation ("Janus Capital"), 100 Fillmore Street, Denver, CO 80206, serves as the investment sub-adviser to each of these Portfolios. The Investment Counsel Agreement for the Growth Portfolio became effective April 22, 1991, the Global Portfolio's Investment Counsel Agreement became effective April 22, 1992, the Flexible Income Portfolio's Investment Counsel Agreement became effective August 5, 1993, and the Balanced and Capital Appreciation Portfolios' respective Investment Counsel Agreements were entered into as of September 30, 1994.


     Fred Alger Management, Inc. ("Alger Management"), 75 Maiden Lane, New York, NY 10038, serves as the investment sub-adviser to the Aggressive Growth Portfolio pursuant to an Investment Counsel Agreement dated as of September 30, 1994 with ISI. Luther King Capital Management Corporation ("Luther King"), 301 Commerce Street, Suite 1600, Fort Worth, TX 76102, serves as the investment sub-adviser to the Strategic Total Return Portfolio pursuant to an Investment Counsel Agreement dated as of September 30, 1994 with ISI. Dean Investment Associates ("Dean Investment"), a Division of C.H. Dean and Associates, Inc., 2480 Kettering Tower, Dayton, Ohio 45423-2480 serves as the investment sub-adviser to the Tactical Asset Allocation Portfolio pursuant to an Investment Counsel Agreement dated as of June 30, 1995 with ISI. C.A.S.E. Management, Inc. ("C.A.S.E."), 5355 Town Center Road, Suite 701, Boca Raton, FL 33486, serves as the investment sub-adviser to the C.A.S.E. Portfolio pursuant to an Investment Counsel Agreement dated November 15, 1995 with ISI. NWQ Investment Management Company, Inc. ("NWQ"), 2049 Century Park East, 4th Floor, Los Angeles, CA 90067, serves as the investment sub-adviser to the Value Equity Portfolio pursuant to an Investment Counsel Agreement dated October 30, 1996 with ISI. Scottish Equitable Investment Management Limited ("Scottish Equitable"), Edinburgh Park, Edinburgh EH12 9SE, Scotland, and GEIM, 3003 Summer Street, Stamford, CT 06905, serve as the investment sub-advisers to the International Equity Portfolio pursuant to respective Investment Counsel Agreements dated February 1, 1997 with ISI.


     AEGON USA Investment Management, Inc. ("AEGON Management"), 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499, serves as the investment sub-adviser to the Tax-Exempt Portfolio and the Income Plus Portfolio pursuant to an Investment Counsel Agreement relating to each Portfolio. Each Investment Counsel Agreement was entered into between ISI and AEGON Securities which assigned each Agreement to AEGON Management, the parent of AEGON Securities, on September 30, 1992. AEGON Management is a wholly-owned indirect subsidiary of AEGON USA and thus is an affiliate of ISI and IMI.

     Further discussions of the basic fee arrangements and allocation of responsibilities relating to terms of the Investment Counsel Agreements for each Portfolio are set forth in the Prospectus. Alger Management, Scottish Equitable, GEIM, Janus Capital, C.A.S.E., NWQ, Luther King, Dean Investment and AEGON Management also serve as sub-advisers to certain portfolios of the WRL Series Fund, Inc., a registered investment company. They may be referred to herein collectively as the "sub-advisers" and individually as a "sub-adviser."



                                SUB-ADVISORY FEES
                            (Net of Fees Reimbursed)

                                October 31                 September 30
Portfolio                    1997          1996           1996         1995
Aggressive Growth          $52,358        $2,065       $22,704      $12,252
International Equity            --           N/A           N/A          N/A
Capital Appreciation       $22,536        $3,751        $9,675           --
Global                  $1,112,031       $63,428      $565,378     $436,960
Growth                  $5,838,319      $476,498    $2,729,990   $2,146,215
C.A.S.E.                        --            --            --          N/A
Value Equity                    --           N/A           N/A          N/A
Strategic Total Return     $50,944          $456        $2,236           --
Tactical Asset             $48,349        $1,193       $21,417          N/A
 Allocation
Balanced                        --            --            --           --
Flexible Income            $30,372            --       $66,517      $84,848
Income Plus               $208,464       $17,666      $207,011     $201,015
Tax-Exempt                      --            --       $17,985      $39,027


Additional   Investment  Advisory  or  Sub-Advisory  Services  Provided  by  the
Sub-Advisers

     The Investment Counsel Agreements between IMI and Janus Capital provide for additional compensation to be paid by IMI to Janus Capital as follows: If on December 31, 1997, and December 31 of each year thereafter ("Target Date") the aggregate actual net assets on that date of the Fund and any other registered investment company sponsored by IMI, containing the name IDEX or with respect to which IMI acts as investment adviser or administrator, and to which Janus Capital provides investment advice (the "Advised Funds") are less than the applicable Target Net Assets specified in Table 1 below, then IMI shall pay to Janus Capital a percentage, as specified in Table 2 below, of the Net Fee otherwise payable to ISI, or any other affiliate of IMI serving as administrator to the Fund for the calendar year following such date (the "Administrator").

                                     TABLE 1

                Target  Date                    Advised Funds Target Net Assets

          December 31, 1997                               $950 million
(and December 31 of each year thereafter)

     The Net Fee of the Administrator shall be the fee received by the Administrator from IMI less any reimbursement from the Administrator in connection with any applicable expense limitation. The percentage of the Net Fee so payable to Janus Capital shall be determined by the percentage that on the applicable Target Date the aggregate actual net assets of the Advised Funds are less than the applicable Target Net Assets of the Advised Funds ("Shortfall of Target") in accordance with Table 2 below:

                                     TABLE 2

Shortfall of Target                              Percentage of Net Fee

      5% - 10% .........................................10%
      Over 10% - 20% ...................................20%
      Over 20% - 30% ...................................30%
      Over 30% .........................................40%

     No additional fees shall be payable to Janus Capital for any year if, for the five-year period ending December 31 of the preceding year, the respective total returns of a majority of the Advised Funds that have the objective of investing primarily in equity securities with such a five-year record (and with respect to which Janus Capital shall have provided investment advice for all of such five years and for the then current year), which in 1997 were IDEX Growth, Global, Flexible Income, Balanced and Capital Appreciation Portfolios, are not in the top one-third of their respective fund categories as determined by Lipper Analytical Services, Inc. or its successor (or if no successor exists, by a mutually agreed upon statistical service). No additional fees were payable by IMI to Janus Capital for 1997 because Advised Funds Target Net Assets exceeded $950 million on December 31, 1997.

     IMI and Janus Capital also served as investment adviser and sub-adviser, respectively, to certain other funds in the IDEX Group, IDEX Fund and IDEX Fund 3, which were reorganized into Class T shares of IDEX Growth Portfolio on September 20, 1996. Janus Capital has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to each portfolio of the Janus Investment Fund and Janus Aspen Series as well as sub-adviser to other mutual funds. Janus Capital also serves as investment adviser to individual, corporate, charitable and retirement accounts. Janus Capital managed approximately $67 billion in assets as of December 31, 1997.


     Janus Capital and AUSA Holding Company ("AUSA") each own 50% of the outstanding stock of IMI. AUSA also owns 100% of the outstanding shares of the Fund's distributor and transfer agent. AUSA is wholly-owned by AEGON USA, Inc., a financial services holding company located at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499. AEGON USA, Inc. is a wholly-owned indirect subsidiary of AEGON nv, a Netherlands corporation and publicly traded international insurance group. Kansas City Southern Industries, Inc. ("KCSI") owns approximately 83% of Janus Capital, most of which it acquired in 1984. Thomas H. Bailey, President and Chairman of the Boards of Janus Capital and IMI, owns approximately 12% of Janus Capital's voting stock and, by agreement with KCSI, selects a majority of Janus Capital's Board. KCSI, whose address is 114 West 11th Street, Kansas City, Missouri 64105-1804, is a publicly traded holding company whose primary subsidiaries are engaged in transportation and financial services.


The ownership of IMI by AUSA and Janus Capital is the subject of an agreement among IMI, AUSA and Janus Capital (the "joint venture agreement") that currently expires no later than March 31, 1998. It is anticipated that the joint venture agreement will be further extended. As of the date of this Prospectus, AUSA and Janus Capital are engaged in discussions regarding the acquisition by AUSA of the 50% of the outstanding stock of IMI that is currently owned by Janus Capital, which would result in IMI becoming a wholly-owned subsidiary of AUSA. Under the 1940 Act, a change in control of IMI would generally trigger an "assignment" and termination of the Advisory Agreements and Investment Counsel Agreements relating to the Capital Appreciation, Global, Growth, Balanced and Flexible Income Portfolios. New Advisory Agreements and Investment Counsel Agreements relating to each of these Portfolios are subject to the approval of the Board of Trustees, and a majority of outstanding voting securities of such Portfolio.



     Alger Management provides investment advisory services to ISI for the Aggressive Growth Portfolio. Scottish Equitable and GEIM provide investment advisory services to ISI for the International Equity Portfolio. Janus Capital provides investment advisory services to IMI for the Capital Appreciation, Global, Growth, Balanced and Flexible Income Portfolios. C.A.S.E. provides investment advisory services to ISI for the C.A.S.E. Portfolio. NWQ provides investment advisory services to ISI for the Value Equity Portfolio. Luther King provides investment advisory services to ISI for the Strategic Total Return Portfolio. Dean Investment provides investment advisory services to ISI for the Tactical Asset Allocation Portfolio. AEGON Management provides investment advisory services to ISI for the Income Plus and Tax-Exempt Portfolios. Each of the sub-advisers also serves as investment adviser or sub-adviser to other funds and/or private accounts which may have investment objectives identical or similar to that of the Portfolios. Securities frequently meet the investment objectives of one or all of these Portfolios, the other funds and the private accounts. In such cases, a sub-adviser's decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amounts available for investment by each fund or account, the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Another factor considered in the investment recommendations is other investments which each fund or account presently has in a particular industry.

     It is possible that at times identical securities will be held by more than one fund or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the funds or private accounts served by a sub-adviser seeks to acquire or sell the same security at about the same time, either the price obtained by the Portfolios or the amount of securities that may be purchased or sold by a Portfolio at one time may be adversely affected. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the Portfolios. In the event more than one fund or account purchases or sells the same security on a given date, the purchase and sale transactions are allocated among the Portfolio(s), the other funds and the private accounts in a manner believed by the sub-advisers to be equitable to each.

                                   DISTRIBUTOR

     The Fund has entered into an Underwriting Agreement with ISI to act as the principal underwriter of Fund shares. The Underwriting Agreement will continue from year to year so long as its continuance is approved at least annually in the same manner as the Investment Advisory Agreements discussed above. A discussion of ISI's responsibilities and charges as principal underwriter of Fund shares is set forth in the Prospectus.


                            UNDERWRITING COMMISSIONS



                                           Commissions Received                             Commissions Retained


                                  October 31              September 30              October 31              September 30
Portfolio                      1997       1996          1996        1995          1997        1996        1996        1995
Aggressive Growth           $330,689     $25,967      $479,802     $228,229     $47,828      $3,677     $65,924     $33,478
International Equity         $48,603         N/A           N/A          N/A      $7,335         N/A         N/A         N/A
Capital Appreciation        $271,016     $47,565      $395,205      $73,332     $42,668      $8,052     $60,768     $10,921
Global                    $2,336,372    $150,015      $938,340     $491,761    $353,015     $20,964    $139,197     $73,278
Growth                    $2,541,907    $191,780    $2,033,743   $1,155,639    $396,160     $28,146    $296,565    $167,446
C.A.S.E.                     $69,637      $4,356       $36,903          N/A     $10,625        $642      $5,443         N/A
Value Equity                $105,441         N/A           N/A          N/A     $15,512         N/A         N/A         N/A
Strategic Total Return      $260,944     $19,972      $234,546      $90,604     $41,330      $3,617     $35,552     $14,667
Tactical Asset Allocation   $208,715     $22,282      $200,817          N/A     $34,415      $2,742     $30,970         N/A
Balanced                    $174,256     $13,157      $128,544      $61,824     $27,931      $2,118     $20,474     $10,074
Flexible Income              $28,133      $2,509       $36,139      $28,794      $4,862        $444      $5,837      $5,736
Income Plus                  $99,411      $7,845      $167,267     $142,265     $17,322      $1,393     $29,744     $26,821
Tax-Exempt                   $25,760      $2,189       $50,307      $22,502      $4,591        $410      $8,771      $4,491



                             ADMINISTRATIVE SERVICES

     Each of IMI and ISI, with respect to the Portfolios they advise, is responsible for the supervision all of the administrative functions, providing office space, and paying its allocable portion of the salaries, fees and expenses of all Fund officers and of those trustees who are affiliated with IMI and ISI. The costs and expenses, including legal and accounting fees, filing fees and printing costs in connection with the formation of the Fund and the preparation and filing of the Fund's initial registration statements under the 1933 Act and 1940 Act are also paid by the adviser.


     IMI has entered into an Administrative Services Agreement ("Administrative Agreement") with ISI applicable to each of the Capital Appreciation, Global, Growth, Balanced and Flexible Income Portfolios. Under each Administrative Agreement, ISI carries out and supervises all of the administrative functions of the Portfolio and incurs IMI's expenses related to such functions. The basic fee arrangement and allocation of responsibilities is set forth in the Prospectus. The amount payable to ISI under the Administrative Agreement will be reduced to the extent that additional compensation is paid by IMI to Janus Capital, as described above under "Additional Investment Advisory or Sub-Advisory Services Provided by the Sub-Advisers."

     The administrative duties of ISI with respect to each Portfolio include: providing the Portfolio with office space, telephones, office equipment and supplies; paying the compensation of the Fund's officers for services rendered as such; supervising and assisting in preparation of annual and semi-annual reports to shareholders, notices of dividends, capital gain distributions and tax information; supervising compliance by the Fund with the recordkeeping requirements under the 1940 Act and regulations thereunder and with the state regulatory requirements; maintaining books and records of the Portfolio (other than those maintained by the Fund's custodian and transfer agent); preparing and filing tax returns and reports; monitoring and supervising relationships with the Fund's custodian and transfer agent; monitoring the qualifications of tax deferred retirement plans providing for investment in shares of the Portfolio; authorizing expenditures and approving bills for payment on behalf of the Portfolio; and providing executive, clerical and secretarial help needed to carry out its duties.

                 CUSTODIAN, TRANSFER AGENT AND OTHER AFFILIATES

     Investors Fiduciary Trust Company ("IFTC"), 801 Pennsylvania, Kansas City, Missouri 64105-1307, is Custodian for the Fund. The Custodian is in no way responsible for any of the investment policies or decisions of a Portfolio, but holds its assets in safekeeping and collects and remits the income thereon subject to the instructions of the Fund.

     Idex  Investor  Services,  Inc.,  P.  O.  Box  9015,  Clearwater,   Florida
33758-9015, is the Fund's transfer agent, withholding agent and dividend disbursing agent. Idex Investor Services, Inc. is a wholly-owned subsidiary of AUSA Holding Company and thus is an affiliate of IMI, ISI and AEGON Management. Each Portfolio pays the transfer agent an annual per-account charge of $15.55 for each of its shareholder accounts in existence, $2.71 for each new account opened and $1.62 for each closed account.


     DST Systems Inc. ("DST"), provider of data processing and recordkeeping services for the Fund's transfer agent, is a partially-owned subsidiary of KCSI and, thus, is an affiliate of IMI and Janus Capital. Each Portfolio may use another affiliate of DST as introducing broker for certain portfolio transactions as a means to reduce expenses through a credit against transfer agency fees with regard to commissions earned by such affiliate. (See "Portfolio Transactions and Brokerage.")



                              TRANSFER AGENCY FEES



                          Fees and Expenses Net of Brokerage Credits                 Brokerage Credits Received
                              October 31                  September 30               October 31          September 30
Portfolio                   1997       1996             1996       1995            1997      1996       1996      1995

Aggressive Growth        $217,941    $15,460         $141,668    $27,772            --        --         --        --
International Equity      $11,583        N/A              N/A        N/A            --       N/A        N/A       N/A
Capital Appreciation     $133,515     $9,740          $61,086    $22,570            --        --         --        $8
Global                   $628,833    $46,880         $379,409   $341,591            --        --         --      $323
Growth                 $2,811,027   $273,000       $1,537,321   $174,068            --        --         --        --
C.A.S.E.                  $32,500     $2,260           $8,930        N/A            --        --         --       N/A
Value Equity              $20,957        N/A              N/A        N/A            --       N/A        N/A       N/A
Strategic Total           $89,918     $5,772          $40,189    $10,668            --        --         --        --
 Return
Tactical Asset            $71,335     $6,084          $25,499        N/A            --        --         --       N/A
  Allocation
Balanced                  $48,876     $3,500          $26,374     $9,905            --        --         --        --
Flexible Income           $48,615     $8,624          $51,078    $53,822            --        --         --        --
Income Plus               $86,126    $10,000         $113,654   $118,821            --        --         --        --
Tax-Exempt                $34,786     $4,250          $40,367    $35,084            --        --         --        --


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     Decisions as to the assignment of portfolio business for each of the Portfolios and negotiation of its commission rates are made by its sub-adviser, whose policy is to obtain the "best execution" (prompt and reliable execution at the most favorable security price) of all portfolio transactions. The Advisory Agreement and Investment Counsel Agreement of each Portfolio specifically provide that in placing portfolio transactions for each of the Portfolios, the sub-adviser may agree to pay brokerage commissions for effecting a securities transaction in an amount higher than another broker or dealer would have charged for effecting that transaction as authorized, under certain circumstances, by the Securities Exchange Act of 1934.

     In selecting brokers and dealers and in negotiating commissions, a sub-adviser considers a number of factors, including but not limited to: the sub-adviser's knowledge of currently available negotiated commission rates or prices of securities and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; the quality of the execution, clearance and settlement services; financial stability; the existence of actual or apparent operational problems of any broker or dealer; and research products and services provided. In recognition of the value of the foregoing factors, the sub-adviser may place portfolio transactions with a broker with whom it has negotiated a commission that is in excess of the commission another broker would have charged for effecting that transaction if the sub-adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by such broker viewed in terms of either that particular transaction or of the overall responsibilities of the sub-adviser. Research provided may include: furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities; furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists and government officials; comparative performance evaluation and technical measurement services and quotation services, and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver process or otherwise utilize information, including the research described above) that assist the sub-adviser in carrying out its responsibilities. Most brokers and dealers used by the sub-advisers provide research and other services described above.

     The sub-adviser may use research products and services in servicing other accounts in addition to the Portfolio. If the sub-adviser determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, the sub-adviser may allocate the costs of such service or product accordingly. The portion of the product or service that the sub-adviser determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may be a conflict of interest for the sub-adviser.

     When a Portfolio purchases or sells a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where better prices and executions will be achieved through the use of a broker.

     The sub-adviser may also consider the sale or recommendation of a Portfolio's shares by a broker or dealer to its customers as a factor in the selection of brokers or dealers to execute portfolio transactions. In placing portfolio business with broker or dealers, the sub-adviser will seek the best execution of each transaction and all such brokerage placement must be consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc.


     The sub-adviser may place transactions for the purchase or sale of portfolio securities with affiliates of IMI, ISI or the sub-adviser, including DST Securities, Inc., ISI or Fred Alger & Company, Incorporated. It is anticipated that Fred Alger & Company, Incorporated, an affiliate of Alger Management, will serve as the Aggressive Growth Portfolio's broker in effecting substantially all of the Aggressive Growth Portfolio's transactions on securities exchanges and will retain commissions in accordance with certain regulations of the Securities and Exchange Commission ("SEC"). The sub-adviser may place transactions if it reasonably believes that the quality of the transaction and the associated commission are fair and reasonable and if, overall, the associated transaction costs, net of any credits described above under "Custodian, Transfer Agent and Other Affiliates," are lower than those that would otherwise be incurred. Under rules adopted by the SEC, the Fund's Board of Trustees will conduct periodic compliance reviews of such brokerage allocations and review certain procedures adopted by the Board of Trustees to ensure compliance with these rules as often as necessary to determine their continued appropriateness. For the fiscal year ended October 31, 1997 the Aggressive Growth Portfolio paid the following commissions to Fred Alger & Company, Incorporated:

Commissions Paid:
                                                          $78,761
Fiscal 1997
Fiscal 1997 Percentages:                                    99.3%
   Commissions with affiliates to total
     commissions
Value of brokerage transactions with
  affiliates to value of total                              99.4%
     brokerage transactions



     As of October 31, 1997, the Balanced Portfolio owned $190,656 of the common stock of Charles Schwab and Company, Inc. Charles Schwab and Company, Inc. is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from the Balanced Portfolio during the fiscal year ended October 31, 1997.


     As of October 31, 1997, the Strategic Total Return Portfolio owned a total of $316,125 of the common stock of Merrill Lynch and Company, Inc., which is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from the Strategic Total Return Portfolio during fiscal year ended October 31, 1997.




                              BROKERAGE COMMISSIONS


   Brokerage Commissions Paid        Aggressive    International     Capital
(including Affiliated Brokerage)       Growth        Equity        Appreciation    Global      Growth     C.A.S.E.     Value Equity

      October 31, 1997                $79,346        $6,337         $108,748      $119,665    $1,301,654  $34,840       $10,553
      October 31, 1996                 $5,156           N/A          $14,114        $9,638       $34,732   $3,469           N/A
       September, 1996                $43,591           N/A         $109,526      $109,328      $314,230  $50,714           N/A
       September, 1995                $19,568           N/A          $41,182      $124,068      $930,417      N/A           N/A
    Affiliated Brokerage Paid
      October 31, 1997                $78,761            --              --            --            --       --            --
      October 31, 1996                 $4,711           N/A              --            --            --       --           N/A
       September, 1996                $42,819           N/A              --            --            --       --           N/A
       September, 1995                $18,944           N/A             $11          $431            --      N/A           N/A







   Brokerage Commissions Paid           Strategic     Tactical Asset
(including Affiliated Brokerage)      Total Return      Allocation      Balanced   Flexible    Income Plus     Tax-Exempt
                                                                                    Income
       October 31, 1997                 $26,187         $48,786         $42,482    $101,213         --              --
       October 31, 1996                  $2,089          $2,800          $1,291         ---         --              --
        September, 1996                 $16,340         $34,335         $37,881     $27,515         --              --
        September, 1995                  $9,661             N/A          $9,193      $1,853         --              --
   Affiliated Brokerage Paid
       October 31, 1997                      --              --              --          --         --              --
       October 31, 1996                      --              --              --          --         --              --
        September, 1996                      --              --              --          --         --              --
        September, 1995                      --             N/A              --          --         --              --


     During the fiscal year ended October 31, 1997,  Growth,  Global,  Balanced,
Capital  Appreciation,  Strategic  Total  Return,  Tactical  Asset  Allocation ,
C.A.S.E., Value Equity and International Equity Portfolios had transactions in the amounts of $44,883,811, $25,991,953, $1,733,873, $2,175,045, $4,250,488,
$10,257,072,  $11,256,698,  $3,987,751 and $39,456, respectively, which resulted in brokerage commission of $337,375,  $53,688, $6,181, $12,076, $6,403, $24,140,
$24,018, $5,063 and $122, respectively, that were directed to brokers for brokerage and research services provided.

                              TRUSTEES AND OFFICERS
----------

Peter R. Brown
1475 Belcher Road South
Largo, FL   33771

05/10/28

Trustee of IDEX Series Fund; Director of WRL Series Fund, Inc. (investment company); Chairman of the Board of Peter Brown Construction Co., Largo, FL
(construction,  contractors and engineers);  Rear Admiral  (Retired),  U.S. Navy
Reserve, Civil Engineer Corps.

----------
Daniel Calabria
7068 S. Shore Drive S.
South Pasadena, FL  33707
03/05/36

Trustee of IDEX Series  Fund;  Trustee  (1993 - present) and  President  (1993 -
1995) of The Florida Tax Free Funds (mutual funds); Director (1996 - present) of
ASM Fund (mutual  fund);  currently  retired;  formerly  President  and Director
(1995) of Sun Chiropractic  Clinics,  Inc.  (medical  services);  Executive Vice
President (1993 - 1995) of William R. Hough & Co. (investment adviser, municipal bond and underwriting firm); President/CEO (1986 - 1992) of Templeton Funds
Management,  Inc. (investment advisers); and Vice President (1986 - 1992) of all
U.S. Templeton Funds (mutual funds).



----------
James L. Churchill
12 Lavington Road
Long Cove
Hilton Head, SC 29928
05/07/30

Trustee of IDEX Series Fund;  currently  retired;  formerly,  President  (1981 -
1990)  and  Executive  Vice  President  (1979 - 1981) of the  Avionics  Group of
Rockwell International Corporation, Cedar Rapids, Iowa (supplier of aviation electronics).



----------
Thomas E. Pierpan(2)
10/18/43


Vice President, Associate General Counsel and Secretary (December 1997 - present), of IDEX Series Fund; Vice President, Associate General Counsel and Secretary (December 1997 - present), Assistant Secretary (March 1995 - December
1997) of WRL Series Fund, Inc. (investment company); Assistant Vice President, Counsel and Assistant Secretary of InterSecurities, Inc. (November 1997 - present) (broker-dealer); Vice President (November 1993 - present), Associate General Counsel (February 1995 - present) and Assistant Secretary (February 1995
- present), Assistant Vice President (November 1992 - November 1993) Western Reserve Life Assurance Co. of Ohio (life insurance).


----------
William H. Geiger(2)
06/01/47

Vice President (November 1990 to present), Secretary (June 1990 to March 1994) and Assistant Secretary (March 1994 to present) of IDEX Series Fund; former Vice President and Assistant Secretary of IDEX Fund and IDEX Fund 3; Secretary (June 1990 to March 1994) and Assistant Secretary (March 1994 to present) of WRL Series Fund, Inc. (investment company); Senior Vice President, Secretary and General Counsel (July 1990 to present) of Western Reserve Life Assurance Co. of Ohio (life insurance); Secretary (November 1990 to present) of Idex Management, Inc. (investment adviser); Secretary (May 1990 to present) and Director (April 1991 to present) of InterSecurities, Inc. (broker-dealer); Secretary (September 1992 to present) of ISI Insurance Agency, Inc.; Secretary (May 1990 to present) of Idex Investor Services, Inc. (transfer agent); Vice President, Secretary and General Counsel (May 1990 to February 1991) of Pioneer Western Corporation and Secretary of its subsidiaries (financial services).

----------
Ronald L. Hall (2)
12/05/48

Senior Vice President, Sales and Marketing (September 1996 to present) of IDEX Series Fund; Vice President (November 1995 to Present) of InterSecurities, Inc.; Regional Marketing Director (March 1995 to November 1995) of Western Reserve Life Assurance Co. of Ohio; President (March 1991 to March 1995) of Herzfeld Hall & Associates, Inc./MCC Securities, Inc.; Vice President (November 1987 to March 1991) of Western Reserve Life Assurance Co. of Ohio.

---------
Charles C. Harris
35 Winston Drive

 Clearwater, FL   33756
07/15/30


Trustee of IDEX Series Fund; Director (March 1994 - present) of WRL Series Fund, Inc. (investment company); currently retired (1988 - present); Senior Vice President, Treasurer (1966 - 1988), Western Reserve Life Assurance Co. of Ohio (life insurance); Vice President, Treasurer (1968 - 1988), Director (1968 -
1987), Pioneer Western Corporation (financial services); Vice President of WRL Series Fund, Inc. (1986 - December 1990) (investment company).

---------
G. John Hurley(2)
09/12/48

President and Chief Executive Officer (September 1990 to present), Trustee (June 1990 to present) and Executive Vice President (June 1988 to September 1990) of IDEX Series Fund; former President and Chief Executive Officer and Trustee of IDEX Fund and IDEX Fund 3; Executive Vice President (June 1993 to present) and Director (March 1994 to present) of WRL Series Fund, Inc. (investment company); President, Chief Executive Officer and Director (May 1988 to present) of InterSecurities, Inc. (broker-dealer); President (September 1992 to present) of ISI Insurance Agency, Inc.; Executive Vice President (April 1993 to present) of Western Reserve Life Assurance Co. of Ohio (life insurance); President, Chief Executive Officer and Director (1983 to November 1990) of PW Securities, Inc. (broker-dealer); President, Chief Executive Officer and Director (September 1990 to present) and Executive Vice President and Director (May 1988 to September
1990) of Idex Management, Inc. (investment adviser); President and Director (May 1988 to present) of Idex Investor Services, Inc. (transfer agent); Assistant Vice President (September 1991 to September 1992) of AEGON USA Managed Portfolios, Inc. (financial services); Vice President (May 1988 to February 1991) of Pioneer Western Corporation (financial services). Mr. Hurley was employed by Pioneer Western Corporation in various executive positions from 1972 until February 1991.

----------
John R. Kenney(2)
02/08/38

Trustee (1987 to present), Chairman (December 1989 to present) and President and Chief Executive Officer (1987 to September 1990) of IDEX Series Fund; Chairman of the Board (1986 to present) of WRL Series Fund, Inc. (investment company); President and Director (1985 to September 1990) and Director (December 1990 to present) of Idex Management, Inc. (investment adviser); Chairman (1988 to present) and Director (1985 to present) of InterSecurities, Inc. (broker-dealer); Director (October 1992 to present) of ISI Insurance Agency, Inc.; President and Chief Executive Officer, (1978 to 1987), Chairman and Chief Executive Officer (1987 to 1992) and Chairman, President and Chief Executive Officer (1992 to present) of Western Reserve Life Assurance Co. of Ohio (life insurance); Senior Vice President (May 1992 to present) of AEGON USA, Inc. (financial services holding company); Chairman and Chief Executive Officer (1988 to February 1991), President and Chief Executive Officer (1988 to 1989), Executive Vice President (1972 to 1988) and Director (1976 to February 1991) of Pioneer Western Corporation (financial services). Mr. Kenney is also the brother-in-law of Jack Zimmerman, a trustee of the Fund.

---------
Julian A. Lerner
One Spurling Plaza, Suite 208
12850 Spurling Road
Dallas, TX  75230
11/12/24

Trustee of IDEX Series Fund; currently retired; Trustee of American Skandia Trust; Director of American Skandia Advisory Funds; Trustee of American Skandia Master Trust; Director of Atlas Assets, Inc. (mutual fund); Trustee of Atlas Insurance Trust (variable annuity); formerly Investment Consultant (1995 - 1996) and Sr. Vice President (1987 - 1995) of Aim Capital Management (investment adviser).

---------
Thomas R. Moriarty(2)
05/03/51

Senior Vice President (March 1995 to present), Treasurer and Principal Financial Officer (December 1996 to present), Vice President and Principal Accounting Officer (November 1990 to March 1995) and Principal Accounting Officer (1988 to September 1990) of IDEX Series Fund; former Senior Vice President of IDEX Fund and IDEX Fund 3; Senior Vice President (June 1991 to present) and Vice President (1988 to June 1991) of InterSecurities, Inc. (broker-dealer); Senior Vice President (September 1992 to present) of ISI Insurance Agency, Inc.; President (November 1990 to present) and Vice President (1988 to November 1990) of PW Securities, Inc. (broker-dealer); Senior Vice President (June 1991 to present) and Vice President (1988 to June 1991) of Idex Investor Services, Inc. (transfer agent); Vice President (November 1990 to present) and Assistant Vice President (1988 to September 1990) of Idex Management, Inc. (investment adviser); Vice President (June 1993 to present) of Western Reserve Life Assurance Co. of Ohio (life insurance); Assistant Vice President (September 1991 to September 1992) of AEGON USA Managed Portfolios, Inc. (financial services); President (November 1990 to December 1992) and Vice President (1988 to November 1990) of PW Securities, Inc. (broker-dealer). Mr. Moriarty was employed by Pioneer Western Corporation in various executive positions from 1984 to February 1991.

----------
Christopher G. Roetzer(2)
01/11/63

Vice President, Assistant Treasurer and Principal Accounting Officer (March 1997 to Present); Principal Accounting Officer (March 1995 to March 1997) and Assistant Vice President (November 1990 to March 1997) of IDEX Series Fund; former Principal Accounting Officer of IDEX Fund and IDEX Fund 3; Assistant Vice President and Controller (May 1988 to present) of InterSecurities, Inc. (broker-dealer); Assistant Vice President (September 1992 to present) of ISI Insurance Agency, Inc.; Assistant Vice President and Controller (May 1988 to present) of Idex Investor Services, Inc. (transfer agent); Assistant Vice President (November 1990 to present) of Idex Management, Inc. (investment adviser); Assistant Vice President and Assistant

Controller  (April 1988 to May 1988) and Accounting  Manager (June 1986 to April
1988) of Western Reserve Life Assurance Co. of Ohio (life insurance); and Auditor (September 1984 to June 1986) of Peat, Marwick, Mitchell & Co. (CPA firm).

---------

William W. Short, Jr.
12420 73rd Court
Largo, FL   33773

02/25/36

Trustee of IDEX Series Fund; President and sole shareholder of Shorts, Inc. (men's retail apparel); Chairman of Southern Apparel Corporation and S.A.C. Apparel Corporation and S.A.C. Distributors (nationwide wholesale apparel distributors), Largo, Florida; Member of Advisory Board of Barnett Banks of Pinellas County; Trustee of Morton Plant Hospital Foundation; former Chairman of Advisory Board of First Florida Bank, Pinellas County, Florida.

---------
Jack E. Zimmerman
507 Saint Michel Circle
Kettering, OH  45429
02/03/28

Trustee of IDEX Series Fund; Director (1987 to present), Western Reserve Life Assurance Co. of Ohio (life insurance); currently retired; formerly, Director, Regional Marketing (September 1986 to January 1993) Martin Marietta Corporation, Dayton (aerospace industry); Director of Strategic Planning (January 1986 to September 1986) of Martin Marietta Baltimore Aerospace. Mr. Zimmerman is also the brother-in-law of John Kenney, Trustee and Chairman of the Fund.

---------------------------------------------------

(1) The principal business address of each person listed, unless otherwise indicated, is P.O. Box 9015, Clearwater, FL 33758- 9015.


(2)  Interested Person (as defined in the 1940 Act) of the Fund.

     The Fund pays no salaries or compensation to any of its officers, all of whom are officers or employees of either ISI, IMI or their affiliates. Disinterested Trustees (i.e., Trustees who are not affiliated with ISI, IMI or any of the sub-advisers) receive for each regular Board meeting: (a) a total annual retainer fee of $13,000 from the Fund, of which the Fund pays a pro rata share allocable to each Portfolio based on the relative assets of the Portfolio; plus (b) $2,250 and incidental expenses per meeting attended. Three of the Disinterested Trustees have been elected to serve on the Fund's Audit Committee, which meets twice annually. Each Audit Committee member receives a total of $250 per Audit Committee meeting attended in addition to the regular meetings attended. In the case of a Special Board Meeting, each of the Disinterested Trustees receives a fee of $500 per special meeting attended in addition to the regular meetings attended. Any fees and expenses paid to Trustees who are affiliates of IMI or ISI are paid by IMI and/or ISI and not by the Fund or the Fund Complex. Commencing on January 1, 1996, a non-qualified deferred compensation plan (the "Plan") became available to Trustees who are not interested persons of the Fund. Under the Plan, compensation may be deferred that would otherwise be payable by the Fund and/or WRL Series Fund, Inc., to a Disinterested --- Trustee or Director on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A shares of a Portfolio of the Fund (without imposition of sales charge), as elected by the Trustee. It is not anticipated that the Plan will have any impact on the Portfolios of the Fund.


     The following table provides compensation amounts paid to Disinterested Trustees of the Fund for the fiscal year ended October 31, 1997.



                               COMPENSATION TABLE

                                    Aggregate            Pension Or Retirement       Total Compensation Paid to
                                Compensation From     Benefits Accrued As Part of        Trustees from Fund
Name of Person, Position        IDEX Series Fund *           Fund Expenses                   Complex**
                                    10/31/97                   10/31/97                      10/31/97
Peter R. Brown, Trustee              $22,500                    $22,500                       $32,500
Daniel Calabria, Trustee             $22,000                     $6,875                       $22,000
James L. Churchill, Trustee          $22,000                    $17,600                       $22,000
Charles C. Harris, Trustee           $22,500                         $0                       $32,500
Julian A. Lerner, Trustee            $22,000                         $0                       $22,000
William W. Short, Jr., Trustee       $22,500                         $0                       $22,500
Jack E. Zimmerman, Trustee           $22,000                    $22,000                       $22,000
Total                               $155,500                    $68,975                      $175,500

* Of this aggregate compensation, the total amounts deferred (including earnings) and accrued for the benefit of the participating Trustees at October 31, 1997 were as follows: Peter R. Brown, $24,227; Daniel Calabria,
     $7,169; James L. Churchill, $18,514; and Jack E. Zimmerman, $24,429.

**   The Fund Complex consists of IDEX Series Fund (including IDEX Fund and IDEX
     Fund 3 prior to their reorganization into IDEX Series Fund on September 20,
     1996) and WRL Series Fund, Inc.


     The Board of  Trustees  has  adopted  a policy  whereby  any  Disinterested
Trustee of the Fund in office on September 1, 1990 who has served at least three years as a trustee may, subject to certain limitations, elect upon his resignation to serve as a trustee emeritus for a period of two years. A trustee emeritus has no authority, power or responsibility with respect to any Fund matter. While serving as such, a trustee emeritus is entitled to receive from the Fund an annual fee equal to one-half the fee then payable per annum to Disinterested Trustees of the Fund, plus reimbursement of expenses incurred for attendance at Board meetings.

     The Fund has an executive  committee  whose  members  currently are John R.
Kenney, G. John Hurley and Peter R. Brown. The executive committee may perform all of the functions which may be performed by the Board of Trustees, except as set forth in the Declaration of Trust and By-Laws of the Fund or as prohibited by applicable law.


     During the fiscal year ended October 31, 1997, the Fund paid $159,498 in trustees fees and expenses and no trustee emeritus fees or expenses. As of January 30, 1998, the trustees and officers held in the aggregate less than 1% of the outstanding shares of each of the Aggressive Growth, International
Equity, Capital Appreciation,  Global, Growth, C.A.S.E., Value Equity, Strategic
Total Return, Tactical Asset Allocation, Balanced, Flexible Income, Income Plus and Tax-Exempt Portfolios.


                               PURCHASE OF SHARES

     As stated in the Prospectus,  each Portfolio  offers  investors a choice of three classes of shares, and the Growth Portfolio includes a fourth class, Class
T shares.  Class A, Class B or Class C shares of a  Portfolio  can be  purchased through ISI or through  broker-dealers or other financial institutions that have sales  agreements  with ISI.  Class T shares of IDEX  Growth  Portfolio  are not
available  to  new  investors;   only  existing  Class  T  shareholders  (former
shareholders  of IDEX Fund and IDEX Fund 3) can  purchase  Class T shares of the
Growth  Portfolio.  Shares of each Portfolio are sold at the net asset value per share as determined  at the close of the regular  session of business on the New
York Stock  Exchange  next  occurring  after a purchase  order is  received  and accepted by the Fund plus the applicable sales charge in the case of Class A and
Class T shares. The Prospectus contains detailed  information about the purchase of Portfolio shares.


                               DISTRIBUTION PLANS


     As stated in the Prospectus under "Investment Advisory and Other Services," each Portfolio has adopted a separate Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (individually, a "Plan" and collectively, the "Plans"), applicable to Class A, Class B and Class C shares of the Portfolio. Class T shares of the Growth Portfolio are not subject to annual distribution and service fees.


     Under the Plans for Class A shares (the "Class A Plans"), a Portfolio may pay ISI an annual distribution fee of up to 0.35%, and an annual service fee of up to 0.25%, of the average daily net assets of the Portfolio's Class A shares; however, to the extent that the Portfolio pays service fees, the amount which the Portfolio may pay as a distribution fee is reduced accordingly so that the total fees payable under the Class A Plan may not exceed on an annualized basis 0.35% of the average daily net assets of the Portfolio's Class A shares.

     Under the Plans for Class B shares (the "Class B Plans"), a Portfolio may pay ISI an annual distribution fee of up to 0.75% and an annual service fee of up to 0.25%, of the average daily net assets of the Portfolio's Class B shares.

     Under the Plans for Class C shares (the "Class C Plans"), a Portfolio may pay ISI an annual distribution fee of up to 0.75% and an annual service fee of up to 0.25% of the average daily net assets of the Portfolio's Class C shares; however, the total fee payable pursuant to the Class C Plan may not on an annualized basis exceed 0.90% of the average daily net assets of the Portfolio's Class C shares.

     ISI may use the fees payable under the Class A, Class B and Class C Plans as it deems appropriate to pay for activities or expenses primarily intended to result in the sale of the Class A, Class B or Class C shares, respectively, or in personal service to and/or maintenance of Class A, Class B or Class C shareholder accounts, respectively. For each class, these activities and expenses may include, but are not limited to compensation to employees of ISI; compensation to and expenses of ISI and other selected dealers who engage in or otherwise support the distribution of shares or who service shareholder accounts; the costs of printing and distributing prospectuses, statements of additional information and reports for other than existing shareholders; and the cost of preparing, printing and distributing sales literature and advertising materials.

     Under the Plans, as required by Rule 12b-1, the Board of Trustees will review at least quarterly a written report provided by ISI of the amounts expended by ISI in distributing and servicing Class A, Class B or Class C shares of the Portfolio and the purpose for which such expenditures were made. For so long as the Plans are in effect, selection and nomination of the Trustees who are not interested persons of the Fund shall be committed to the discretion of the Trustees who are not interested persons of the Fund.

     A Plan may be terminated as to a class of shares of a Portfolio at any time by vote of a majority of the non-interested Trustees or by vote of a majority of the outstanding voting securities of the applicable class. A Plan may be amended by vote of the Trustees, including a majority of the non-interested Trustees who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or any agreement relating thereto ("non-interested Trustees"), cast in person at a meeting called for that purpose. Any amendment of a Plan that would materially increase the costs to a particular class of shares of a Portfolio requires approval by the shareholders of that class. A Plan will remain in effect for successive one year periods, so long as such continuance is approved annually by vote of the Fund's Trustees, including a majority of the non-interested Trustees, cast in person at a meeting called for the purpose of voting on such continuance.

                                DISTRIBUTION FEES

     Distribution related expenses incurred by ISI for the fiscal year ended October 31, 1997 were as follows. These expenses have been partially reimbursed to ISI by the 12b-1 arrangements with the Fund.



                                                      Aggressive Growth                       International Equity
                                                 A            B           C               A           B            C
                                              Shares       Shares      Shares           Shares      Shares       Shares

Advertising                                    $2,014        $415         $285            $289        $78          $57
Printing/mailing
 Prospectuses to other
 than current shareholders                    $19,198      $4,404       $2,753          $2,500       $832         $524
Compensation to underwriters                  $28,220        $963       $2,779          $2,397         --          $99
Compensation to dealers                       $36,811      $1,025       $3,760            $513         --          $84
Compensation to sales personnel               $13,731      $3,073       $1,974          $1,795       $517         $353
Interest or other finance charges                  --          --           --              --         --           --
Travel                                         $3,566        $805         $522            $577       $178         $118
Office Expenses                               $13,001      $3,206       $1,957          $2,070       $763         $454
Administrative Processing Costs                $4,406      $1,747       $1,666            $962       $924         $959
TOTAL                                        $120,947     $15,638      $15,696         $11,103     $3,292       $2,648




                                                    Capital Appreciation                              Global
                                                  A            B           C                A            B             C
                                               Shares       Shares      Shares            Shares      Shares         Shares
Advertising                                    $1,997        $319        $181            $13,918       $5,955        $3,308
Printing/mailing
 Prospectuses to other
 than current shareholders                    $19,435      $3,275      $1,922           $142,396      $60,125       $32,424
Compensation to underwriters                  $31,038        $639      $2,875           $170,454       $2,427       $12,302
Compensation to dealers                       $17,069        $676      $6,670           $268,661       $2,107       $25,565
Compensation to sales personnel               $13,594      $2,241      $1,243            $98,318      $41,558       $22,533
Interest or other finance charges                  --          --          --                 --           --            --
Travel                                         $3,242        $543        $336            $25,977      $11,850        $6,387
Office Expenses                               $11,879      $2,103      $1,390           $101,550      $46,487       $24,489
Administrative Processing Costs                $2,966      $1,597      $1,496            $11,317       $2,738        $2,664
TOTAL                                        $101,220     $11,393     $16,113           $832,591     $173,247      $129,672





                                                      Growth                                   C.A.S.E.
                                            A            B           C                A           B           C
                                          Shares       Shares      Shares           Shares      Shares      Shares
Advertising                               $20,737     $1,422      $1,274             $409       $202          $421
Printing/mailing
 Prospectuses to other
 than current shareholders               $209,178    $14,631     $11,824           $3,581     $2,052        $3,198
Compensation to underwriters             $399,579     $1,719      $9,546           $3,286       $156        $1,267
Compensation to dealers                $1,086,622     $2,376     $23,138           $2,579       $570        $1,532
Compensation to sales personnel          $144,107    $10,059      $8,652           $2,631     $1,518        $2,544
Interest or other finance charges              --         --          --               --         --            --
Travel                                    $37,281     $2,578      $2,072             $637       $380          $639
Office Expenses                          $143,873    $10,086      $7,151           $2,081     $1,420        $1,786
Administrative Processing Costs           $36,766     $2,352      $2,734           $1,451     $1,334        $1,341
TOTAL
                                       $2,078,143    $45,223     $66,391          $16,655     $7,632       $12,728




                                                        Value Equity                       Strategic Total Return
                                             A            B           C                A            B            C
                                           Shares       Shares      Shares           Shares       Shares       Shares
Advertising                                   $454         $265       $144            $1,561        $484         $491
Printing/mailing
 Prospectuses to other
 than current shareholders                  $5,304       $3,385     $1,662           $16,680      $4,717       $4,664
Compensation to underwriters                $2,795           --     $1,019           $25,777      $1,207       $4,721
Compensation to dealers                     $1,783           --       $174           $13,446        $497       $1,870
Compensation to sales personnel             $3,635       $2,410     $1,040           $11,211      $3,337       $3,395
Interest or other finance charges               --           --         --                --          --           --
Travel                                      $1,080         $662       $343            $3,053        $926         $945
Office Expenses                             $4,639       $2,911     $1,529           $12,477      $3,499       $3,480
Administrative Processing Costs             $1,034         $983       $992            $2,219      $1,494       $1,498
TOTAL                                      $20,724      $10,616     $6,903           $86,424     $16,161      $21,064





                                                Tactical Asset Allocation                        Balanced
                                                A            B           C                A           B            C
                                              Shares       Shares      Shares           Shares      Shares       Shares
Advertising                                   $1,339         $800        $616             $948        $304        $165
Printing/mailing
 Prospectuses to other
 than current shareholders                   $13,290       $8,873      $6,180           $9,995      $3,396      $1,594
Compensation to underwriters                 $19,195       $3,724      $6,666          $18,459        $127        $945
Compensation to dealers                       $5,761       $1,812      $3,815           $6,777        $402      $1,909
Compensation to sales personnel               $9,388       $6,216      $4,297           $6,650      $2,379      $1,148
Interest or other finance charges                 --           --          --               --          --          --
Travel                                        $2,293       $1,593      $1,086           $1,832        $580        $309
Office Expenses                               $8,546       $6,495      $4,138           $7,462      $2,362      $1,152
Administrative Processing Costs               $1,793       $1,561      $1,489           $1,783      $1,323      $1,373
TOTAL                                        $61,605      $31,074     $28,287          $53,906     $10,873      $8,595



                                                      Flexible Income                           Income Plus
                                                A            B           C               A           B            C
                                             Shares       Shares      Shares           Shares      Shares       Shares
Advertising                                   $487           $57         $72             $1,923      $204          $395
Printing/mailing
 Prospectuses to other
 than current shareholders                  $5,128          $675        $957            $19,342    $2,177        $3,512
Compensation to underwriters               $25,660          $145        $772             $7,088       $89          $634
Compensation to dealers                    $14,346          $319      $1,305           $156,182      $685        $6,559
Compensation to sales personnel             $3,439          $446        $600            $13,238    $1,511        $2,661
Interest or other finance charges               --            --          --                 --        --            --
Travel                                        $897          $115        $158             $3,424      $387          $697
Office Expenses                             $3,613          $498        $755            $13,220    $1,547        $2,363
Administrative Processing Costs             $1,965        $1,234      $1,323             $3,214    $1,271        $1,414
TOTAL
                                           $55,535        $3,489      $5,942           $217,631    $7,871       $18,235




                                                        Tax-Exempt
                                                A            B          C
                                             Shares       Shares      Shares
Advertising                                     $703         $28        $128
Printing/mailing
 Prospectuses to other
 than current shareholders                    $6,917        $341        $988
Compensation to underwriters                  $3,349        $115        $483
Compensation to dealers                      $55,941        $147      $1,368
Compensation to sales personnel               $4,814        $209        $811
Interest or other finance charges                 --          --          --
Travel                                        $1,219         $60        $210
Office Expenses                               $4,574        $280        $607
Administrative Processing Costs               $1,783      $1,210      $1,293
TOTAL                                        $79,300      $2,390      $5,888



     Class T shares of the Growth Portfolio are not subject to annual distribution and service fees.

                          NET ASSET VALUE DETERMINATION

                  As stated in the Prospectus, net asset value is determined separately for each class of shares of a Portfolio on each day as of the close of the regular session of business on the New York Stock Exchange (the "Exchange"), currently 4:00 p.m. Eastern Time, Monday through Friday, except on
(i) days on which changes in the value of portfolio securities will not materially affect the net asset value of a particular class of shares of the Portfolio; (ii) days during which no shares of the Portfolio are tendered for redemption and no orders to purchase shares of that Portfolio are received; or
(iii) customary national holidays on which the Exchange is closed. The per share net asset value of each class of shares of a Portfolio is determined by dividing the total value of the Portfolio's securities, receivables and other assets allocable to that class by the total number of shares outstanding of that class. The public offering price of a Class A, Class B, Class C or Class T share of a Portfolio is the net asset value per share plus, in the case of Class A and Class T shares, the applicable sales charge. Investment securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign) or on the NASDAQ National Market. Investment securities traded on the over-the-counter market and listed securities for which no sales are reported for the trading period immediately preceding the time of determination are valued at the last bid price. Foreign currency denominated assets and liabilities are converted into U.S. dollars at the closing exchange rate each day. Other securities for which quotations are not readily available are valued at fair values determined in such manner as the Portfolio's sub-adviser, under the supervision of the Board of Trustees, decide in good faith.



                 OFFERING PRICE PER SHARE CALCULATED AS FOLLOWS:


                            Net Asset Value Per Share          Add Maximum         Amount of Sales
As of October 31, 1997    (net assets shares outstanding)   Selling Commissions        Charge           Offering Price Per Share
Aggressive Growth

Class A                              $18.77                        5.50%                1.09%                   $19.86
Class B                              $18.58                          --                  --                     $18.58
Class C                              $18.61                          --                  --                     $18.61
International Equity
Class A                              $10.57                        5.50%                .62%                    $11.19
Class B                              $10.52                          --                  --                     $10.52
Class C                              $10.53                          --                  --                     $10.53
Capital Appreciation
Class A                              $15.90                        5.50%                .93%                    $16.83
Class B                              $15.74                          --                  --                     $15.74
Class C                              $15.77                          --                  --                     $15.77
Global
Class A                              $23.74                        5.50%                1.38%                   $25.12
Class B                              $23.38                          --                  --                     $23.38
Class C                              $23.30                          --                  --                     $23.30
Growth
Class A                              $25.04                        5.50%                1.46%                   $26.50
Class B                              $24.55                          --                  --                     $24.55
Class C                              $24.62                          --                  --                     $24.62
Class T                              $25.31                        8.50%                2.35%                   $27.66
C.A.S.E.
Class A                              $12.90                        5.50%                .75%                    $13.65
Class B                              $12.85                          --                  --                     $12.85
Class C                              $12.86                          --                  --                     $12.86
Value Equity
Class A                              $11.71                        5.50%                .68%                    $12.39
Class B                              $11.67                          --                  --                     $11.67
Class C                              $11.67                          --                  --                     $11.67
Strategic Total Return
Class A                              $15.91                        5.50%                .93%                    $16.84
Class B                              $15.89                          --                  --                     $15.89
Class C                              $15.90                          --                  --                     $15.90
Tactical Asset Allocation
Class A                              $13.19                        5.50%                .77%                    $13.96
Class B                              $13.18                          --                  --                     $13.18
Class C                              $13.18                          --                  --                     $13.18
Balanced
Class A                              $14.34                        5.50%                .83%                    $15.17
Class B                              $14.33                          --                  --                     $14.33
Class C                              $14.33                          --                  --                     $14.33
Flexible Income
Class A                              $9.75                         4.75%                .49%                    $10.24
Class B                              $9.75                           --                  --                     $9.75
Class C                              $9.75                           --                  --                     $9.75
Income Plus
Class A                              $10.96                        4.75%                .55%                    $11.51
Class B                              $10.96                          --                  --                     $10.96
Class C                              $10.96                          --                  --                     $10.96
Tax-Exempt
Class A                              $11.75                        4.75%                .59%                    $12.34
Class B                              $11.74                          --                  --                     $11.74
Class C                              $11.75                          --                  --                     $11.75



                                       49



                        DIVIDENDS AND OTHER DISTRIBUTIONS

     As indicated in the Prospectus, an investor may choose among several options with respect to dividends and capital gain distributions payable to the investor. Dividends or other distributions will be paid in full and fractional shares at the net asset value determined as of the ex-dividend date, unless the shareholder has elected another distribution option as described in the Prospectus. Transaction confirmations and checks for payments designated to be made in cash generally will be mailed on the payable date. The per share income dividends on Class B and Class C shares of a Portfolio are anticipated to be lower than the per share income dividends on Class A shares of that Portfolio, and Class T shares of the Growth Portfolio, as a result of higher distribution and service fees applicable to the Class B and Class C shares.

                              SHAREHOLDER ACCOUNTS

     Detailed information about general procedures for Shareholder Accounts and specific types of accounts is set forth in the Prospectus.

                                RETIREMENT PLANS


     As stated in the Prospectus, the Fund offers several types of retirement plans that an investor may establish to invest in shares of a Portfolio with tax deductible dollars. Prototype retirement plans for both corporations and self-employed individuals and for Individual Retirement Accounts, Code Section
401(k) Plans and Simplified Employee Pension Plans are available by calling or writing IDEX Customer Service. These plans require the completion of separate applications which are also available from IDEX Customer Service. Investors
Fiduciary Trust Company ("IFTC"), Kansas City, Missouri, acts as the custodian or trustee under these plans for which it charges an annual fee of up to $15.00 on each such account with a maximum of $30.00 per tax identification number.
However, if your retirement plan is under custody of IFTC and your combined retirement account balances per taxpayer ID number are more than $50,000, there is generally no fee. Shares of a Portfolio are also available for investment by Code Section 403(b)(7) retirement plans for employees of charities, schools, and other qualifying employers. The Tax Exempt Portfolio is not well-suited as an investment vehicle for tax-deferred retirement plans which cannot benefit from tax-exempt income and whose distributed earnings are taxable to individual recipients as ordinary income. To receive additional information or forms on these plans, please call IDEX Customer Service at (888) 233-4339 (toll free) or write the Idex Investor Services, Inc. at P. O. Box 9015, Clearwater, Florida
33758-9015. No contribution to a retirement plan can be made until the appropriate forms to establish the plan have been completed. It is advisable for an investor considering the funding of any retirement plan to consult with an attorney, retirement plan consultant or financial or tax advisor with respect to the requirements of such plans and the tax aspects thereof.


                              REDEMPTION OF SHARES

     Shareholders may redeem their shares at any time at any price equal to the net asset value per share next determined following receipt of a valid redemption order by the transfer agent, in proper form as prescribed in the Prospectus. Payment will ordinarily be made within three days of the receipt of a valid redemption order. The value of shares on redemption may be more or less than the shareholder's cost, depending upon the market value of the Portfolio's net assets at the time of redemption. Class B shares and certain Class A share purchases are also subject to a contingent deferred sales charge upon certain redemptions. The Prospectus describes the requirements and procedures for the redemption of shares.


     Shares will normally be redeemed for cash, although each Portfolio retains the right to redeem its shares in kind under unusual circumstances, in order to protect the interests of the remaining shareholders, by the delivery of securities selected from its assets at its discretion. The Fund has, however, elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a Portfolio during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Net Asset Value Determination," and such valuation will be made as of the same time the redemption price is determined. Upon any distributions in-kind, shareholders may appeal the valuation of such securities by writing to the Fund.

     Redemption of shares may be suspended, or the date of payment may be postponed, whenever (1) trading on the Exchange is restricted, as determined by the SEC, or the Exchange is closed except for holidays and weekends, (2) the SEC permits such suspension and so orders, or (3) an emergency exists as determined by the SEC so that disposal of securities and determination of net asset value is not reasonably practicable.


     The Contingent  Deferred Sales Charge  ("CDSC") is waived on redemptions of
Class B shares in the circumstances described below:



     (a)  Redemption upon Total Disability or Death

     The Fund will waive the CDSC on redemptions following the death or total disability (as evidenced by a determination of the federal Social Security Administration) of a Class B shareholder, but in the case of total disability only as to shares owned at the time of the initial determination of disability. The Transfer Agent or Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC.

     (b) Redemption Pursuant to a Fund's Systematic Withdrawal Plan

     A shareholder may elect to participate in a systematic withdrawal plan ("Plan") with respect to the shareholder's investment in the Fund. Under the Plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds paid in accordance with the shareholder's instructions. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the Plan. The CDSC will be waived on redemptions made under the Plan subject to the limitations described below.

     The amount of the shareholder's investment in a Fund at the time election to participate in the Plan is made with respect to the Fund is hereinafter referred to as the "Initial Account Balance." The amount to be systematically redeemed from the Fund without the imposition of a CDSC may not exceed a maximum of 12% annually of the shareholder's Initial Account Balance. The Fund reserves the right to change the terms and conditions of the Plan and the ability to offer the Plan.

     (c)  Reinvestment Privilege

     The CDSC is also waived on redemption of Class B shares as it relates to the reinvestment of redemption proceeds in Class B shares of another IDEX Portfolio within 90 days after redemption.

     (d)  Certain Retirement Plan Withdrawals

     The Fund will waive the CDSC on withdrawals from IRS qualified and nonqualified retirement plans, individual retirement accounts, tax-sheltered accounts, and deferred compensation plans, where such withdrawals are permitted under the terms of the plan or account (e.g., attainment of age 59 1/2, separation from service, death, disability, loans, hardships, withdrawals of excess contributions pursuant to applicable IRS rules or withdrawals based on life expectancy under applicable IRS rules). This waiver does not include transfer of asset redemptions, broker directed accounts or omnibus accounts.


                                      TAXES

     Each Portfolio has qualified, and intends to continue to qualify, for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for that treatment, each Portfolio must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of taxable net investment income and net short-term capital gain) and must meet several additional requirements. With respect to each Portfolio, these requirements include the following: (1) the Portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or other income (including gains from futures contracts) derived with respect to its business of investing in securities; (2) the Portfolio must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities or futures contracts that were held for less than three months (the "Short-Short Limitation") (however, this requirement has been repealed for tax years beginning after August 5, 1997); (3) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Portfolio's total assets and that does not represent more than 10% of the outstanding voting securities of the issuer; and
(4) at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer.

     A Portfolio will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. Each Portfolio intends to distribute annually a sufficient amount of any taxable income and capital gains so as to avoid liability for this excise tax.

     If the Tax-Exempt Portfolio invests in any instruments that generate taxable income, under the circumstances described in the Prospectus, distributions of the interest earned thereon will be taxable to that Portfolio's shareholders as ordinary income to the extent of its earnings and profits. Moreover, if that Portfolio realizes capital gains as a result of market transactions, any distributions of that gain also will be taxable to its shareholders.

     Proposals may be introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. If such a proposal were enacted, the availability of municipal securities for investment by the Tax-Exempt Portfolio and the value of its portfolio securities would be affected. In that event, the Tax-Exempt Portfolio will re-evaluate its investment objective and policies.

     Dividends and interest received by a Portfolio may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Global Portfolio's total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes paid by it. Pursuant to the election, a Portfolio will treat those taxes as dividends paid to its shareholders and each shareholder will be required to (1) include in gross income, and treat as paid by him, his proportionate share of those taxes, (2) treat his share of those taxes and of any dividend paid by the Portfolio that represents income from foreign or U.S. possessions sources as his own income from those sources, and (3) either deduct the taxes deemed paid by him in computing his taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his federal income tax. The Global Portfolio will report to its shareholders shortly after each taxable year their respective shares of the income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

     Each Portfolio, except the Tax-Exempt Portfolio, may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Portfolio will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the Portfolio distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Portfolio's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If a Portfolio invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the Portfolio will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss), even if they are not distributed to the Portfolio; those amounts would be subject to the distribution requirements described above. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.


     The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the income received in connection therewith by a Portfolio. Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations), and income from transactions in options, futures and forward contracts derived by a Portfolio with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement. However, income from the disposition of foreign currencies that are not directly related to the Portfolio's principal business of investing in securities (or options and futures with respect thereto) also will be subject to the Short-Short Limitation if the securities are held for less than three months; however, the Short-Short Limitation has been repealed for federal tax purposes for tax years beginning after August 5, 1997. The Short-Short Limitation also has been repealed in most states. In states where the limitation has not been formally repealed , such as California and Massachusetts, the states have indicated that they will not enforce the limitation for tax years beginning after August 5, 1997.


     If a Portfolio satisfies certain requirements, any increase in value on a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Portfolio satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. Each Portfolio intends that, when it engages in hedging transactions, they will qualify for this treatment, but at the present time it is not clear whether this treatment will be available for all of the Portfolio's hedging transactions. To the extent this treatment is not available, a Portfolio may be forced to defer the closing out of certain options and futures contracts beyond the time when it otherwise would be advantageous to do so, in order for the Portfolio to continue to qualify as an RIC.

     The treatment of income dividends and capital gain distributions by a Portfolio to shareholders under the various state income tax laws may not parallel that under the federal law. Qualification as a regulated investment company does not involve supervision of a Portfolio's management or of its investment policies and practices by any governmental authority.

     Shareholders are urged to consult their own tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.

                             PRINCIPAL SHAREHOLDERS


     To the knowledge of the Fund, as of January 30, 1998, no shareholder owned beneficially or of record 5% or more of the outstanding shares of beneficial interest of each of the Aggressive Growth, International Equity, Capital Appreciation, Global, C.A.S.E., Value

Equity, Strategic Total Return, Tactical Asset Allocation, Balanced, Flexible Income or Tax-Exempt Portfolios, with the following exceptions: Patrick J. Logue was record owner of approximately 5% of the Balanced Portfolio, and ISI owned beneficially or of record approximately 6% of the C.A.S.E. Portfolio and 23% of the International Equity Portfolio. As of January 30, 1998, certain affiliates of ISI and AEGON Management were the record owners of shares of beneficial interest of the Income Plus Portfolio, as follows: AUSA Life Insurance Company owned approximately 8%, and Bankers United Life Assurance Company owned approximately 2%. As of January 2, 1997, State Street Bank and Trust Company as Trustee for the ConAgra Retirement Income Savings Plan, Boston, Massachusetts, owned approximately 9% of the outstanding shares of beneficial interest of the Growth Portfolio.


                                  MISCELLANEOUS

Organization


     The Portfolios are series of the Fund, a Massachusetts business trust that was formed by a Declaration of Trust dated January 7, 1986. The Trust currently is governed by a Restatement of Declaration of Trust ("Declaration of Trust") dated as of August 30, 1991.

     On October 1, 1993, in a tax-free reorganization, the Flexible Income Portfolio acquired all of the assets and assumed all of the liabilities of IDEX Total Income Trust ("IDEX Total") in exchange for shares of the Flexible Income Portfolio which were then distributed to IDEX Total shareholders. All historical financial and performance information set forth in this Statement of Additional Information relates to IDEX Total prior to the date it was reorganized into the Flexible Income Portfolio.


     On September 20, 1996 in a tax-free reorganization, IDEX Growth Portfolio (formerly IDEX II Growth Portfolio) acquired all of the assets and assumed all of the liabilities of IDEX Fund and IDEX Fund 3 in exchange for Class T shares of IDEX Growth Portfolio which were then distributed on a pro rata basis to the respective shareholders of IDEX Fund and IDEX Fund 3. Upon closing of the reorganization, IDEX II Series Fund changed its name to IDEX Series Fund.

Shares of Beneficial Interest

     The Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest. Shares of the Fund are fully paid and nonassessable when issued. Shares of the Fund have no preemptive, cumulative voting, conversion or subscription rights. Shares of the Fund are fully transferable but the Fund is not bound to recognize any transfer until it is recorded on its books.

     The shares of beneficial interest of each Portfolio are divided into three classes, Class A, Class B and Class C shares; the Growth Portfolio includes a fourth class, Class T shares. Each class represents interests in the same assets of the Portfolio and differ as follows: each class of shares has exclusive voting rights on matters pertaining to its plan of distribution or any other matter appropriately limited to that class; Class A shares are subject to an initial sales charge; Class B shares are subject to a contingent deferred sales charge, or back-end load, at a declining rate; Class B and Class C shares are subject to higher ongoing distribution and service fees; each class may bear differing amounts of certain class-specific expenses; and each class has a separate exchange privilege. Class T shares of the Growth Portfolio are subject to an initial sales charge, but no annual distribution and service fees. Class T shares are not available to new investors; only existing Class T shareholders (who were shareholders of IDEX Fund or IDEX Fund 3 on September 20, 1996) may purchase additional Class T shares. The Fund does not anticipate that there will be any conflicts between the interests of holders of the different classes of shares of the same Portfolio by virtue of these classes. On an ongoing basis, the Board of Trustees will consider whether any such conflict exists and, if so, take appropriate action. On any matter submitted to a vote of shareholders of a series or class, each full issued and outstanding share of that series or class has one vote.


     The Declaration of Trust provides that each of the Trustees will continue in office until the termination of the Trust or his earlier death, resignation, bankruptcy or removal. A meeting will be called for the election of trustees upon the written request of holders of 10% or more of the outstanding shares of the Fund. Vacancies may be filled by majority of the remaining trustees, subject to certain limitations imposed by the 1940 Act. Therefore, it is not anticipated that annual or regular meetings of shareholders normally will be held, unless otherwise required by the Declaration of Trust or the 1940 Act. Subject to the foregoing, shareholders have the power to vote for the election and removal of trustees, to terminate or reorganize the Fund, to amend the Declaration of Trust, on whether to bring certain derivative actions and on any other matters on which a shareholder vote is required by the 1940 Act, the Declaration of Trust, the Fund's bylaws or the Trustees.


Legal Counsel and Auditors


     Sutherland,   Asbill  &  Brennan  LLP,  1275  Pennsylvania   Avenue,  N.W.,
Washington, D.C. 20004, serves as counsel to the Fund and certain of its affiliates. Price Waterhouse LLP, 1055 Broadway, Kansas City, MO 64105, serves as independent accountants for the Fund.

Registration Statement


     This Statement of Additional Information and the Prospectus for the Portfolios do not contain all the information set forth in the registration statement and exhibits relating thereto, which the Fund has filed with the SEC, Washington, D.C. under the 1933 Act and the 1940 Act, to which reference is hereby made.


                             PERFORMANCE INFORMATION

     The  Prospectus   contains  a  brief  description  of  how  performance  is
calculated.

     Quotations of average annual total return for a particular class of shares of a Portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Portfolio over periods of 1, 5, and 10 years. These are the average annual compounded rates of return that would equate the initial amount invested to the ending redeemable value. These rates of return are calculated pursuant to the following formula:


                             T=(((ERV / P) 1/N))-1)


(where P = a hypothetical initial investment of $1,000; T = the average annual total return; N = the number of years; and ERV = the ending redeemable value of a hypothetical $1,000 investment made at the beginning of the period). All average annual total return figures reflect the deduction of a proportionate share of each Portfolio's expenses on an annual basis, and assume that the maximum sales load (Class A and Class T shares) is deducted from the initial $1,000 investment and all dividends and distributions are paid in additional shares.




                           Average Annual Total Return

                                                  Aggressive Growth                                International Equity
AS OF OCTOBER 31, 1996                                  Class                                             Class
                                          A               B                C               A                B                C

INCEPTION DATE                       12/02/94         10/01/95        12/02/94         02/01/97         02/01/97         02/01/97
SALES CHARGE                            5.50%                *              --            5.50%                *               --
12B-1 FEE                               0.35%            1.00%           0.90%            0.35%            1.00%            0.90%
AVERAGE ANNUAL TOTAL RETURN
INCLUDING SALES CHARGES:
1 year                                 17.85%           19.47%          24.50%              --                --               --
5 years                                    --               --              --              --                --               --
10 years                                   --               --              --              --                --               --
Inception                              26.35%            6.69%          28.47%           0.11%             0.20%            5.30%
AVERAGE ANNUAL TOTAL RETURN
WITHOUT DEDUCTION OF SALES CHARGE:
1 year                                 24.71%           24.47%          24.50%              --                --               --
5 years                                    --               --              --              --                --               --
10 years                                   --               --              --              --                --               --
Inception                              28.82%            8.02%          28.47%           5.70%             5.20%            5.30%
CUMULATIVE TOTAL RETURN WITHOUT
DEDUCTION OF SALES CHARGE:
1 year                                 24.71%           24.47%           24.50%             --                --               --
5 years                                    --               --               --             --                --               --
10 years                                   --               --               --             --                --               --
Inception                             109.13%           17.44%          107.47%          5.86%             5.38%            5.70%




                                          Capital Appreciation                                    Global
AS OF OCTOBER 31, 1996                           Class                                             Class
                                   A               B                C                A               B                C
INCEPTION DATE                 12/02/94        10/01/95         12/02/94         10/01/92        10/01/95        10/01/93
SALES CHARGE                      5.50%               *               --            5.50%               *              --
12B-1 FEE                         0.35%           1.00%            0.90%            0.35%           1.00%           0.90%
AVERAGE ANNUAL TOTAL RETURN
INCLUDING SALES CHARGES:
1 year                          (1.63)%         (1.44)%           3.64%            15.98%          17.53%          22.72%
5 years                              --              --              --            19.65%              --              --
10 years                             --              --              --                --              --              --
Inception                        18.21%          10.37%          20.01%            21.30%          21.38%          19.65%
AVERAGE ANNUAL TOTAL RETURN
WITHOUT DEDUCTION OF SALES CHARGE:
1 year                            4.09%           3.56%           3.64%            22.72%          22.53%          22.72%
5 years                              --              --              --            21.01%              --              --
10 years                             --              --              --                --              --              --
Inception                        20.53%          11.66%          20.01%            22.66%          22.54%          19.65%
CUMULATIVE TOTAL RETURN WITHOUT
DEDUCTION OF SALES CHARGE:
1 year                           4.09%            3.56%           3.64%             22.66%         22.53%          22.72%
5 years                             --               --              --            159.51%             --              --
10 years                            --               --              --                 --             --              --
Inception                        5.20%            5.30%          70.12%            182.13%         52.72%         108.02%





                                                 Growth                                           C.A.S.E.
AS OF OCTOBER 31, 1996                           Class                                             Class
                                    A           B          C         T                A              B              C
INCEPTION DATE                 05/08/86    10/01/95   10/01/93    9/20/96         02/01/96        2/01/96        2/01/96
SALES CHARGE                      5.50%           *         --      8.50%            5.50%              *             --
12B-1 FEE                         0.35%       1.00%      0.90%         0%            0.35%          1.00%          0.90%
AVERAGE ANNUAL TOTAL RETURN
INCLUDING SALES CHARGES:
1 year                           10.00%      11.11%     16.19%      6.64%           21.25%         22.62%         27.73%
5 years                          14.00%          --         --     13.89%               --             --             --
10 years                         17.21%          --         --     16.94%               --             --             --
Inception                        15.91%      16.26%     15.06%     16.32%           15.15%         16.23%         18.37%
AVERAGE ANNUAL TOTAL RETURN
WITHOUT DEDUCTION OF SALES CHARGE:
1 year                           16.40%      16.11%     16.19%     16.54%           28.31%         27.62%         27.73%
5 years                          15.30%          --         --     15.93%               --             --             --
10 years                         17.87%          --         --     17.99%               --             --             --
Inception                        16.49%      17.48%     15.06%     17.16%           18.94%         18.27%         18.37%
CUMULATIVE TOTAL RETURN WITHOUT
DEDUCTION OF SALES CHARGE:
1 year                           16.40%      16.11%     16.19%     16.54%           28.31%         27.62%         27.73%
5 years                         103.76%          --         --    109.43%               --             --             --
10 years                        417.86%          --         --    422.80%               --             --             --
Inception                       476.82%      39.89%     77.30%    613.17%           35.39%         34.05%         34.26%





                                              Value Equity                                    Strategic Total Return
AS OF OCTOBER 31, 1996                          Class                                                Class
                                    A              B              C                  A                  B                 C
INCEPTION DATE                  02/01/97       02/01/97       02/01/97           12/02/94           10/01/95          12/02/94
SALES CHARGE                       5.50%              *             --              5.50%                  *                --
12B-1 FEE                          0.35%          1.00%          0.90%              0.35%              1.00%             0.90%
AVERAGE ANNUAL TOTAL RETURN
INCLUDING SALES CHARGES:
1 year                               --              --             --             16.05%             17.03%            22.15%
5 years                              --              --             --                 --                 --                --
10 years                             --              --             --                 --                 --                --
Inception                        10.70%          11.65%         16.73%             17.84%             17.27%            19.52%
AVERAGE ANNUAL TOTAL RETURN
WITHOUT DEDUCTION OF SALES CHARGE:
1 year                               --              --             --             22.80%             22.03%            22.15%
5 years                              --              --             --                 --                 --                --
10 years                             --              --             --                 --                 --                --
Inception                        17.14%          16.65%         16.73%             20.15%             18.47%            19.52%
CUMULATIVE TOTAL RETURN WITHOUT
DEDUCTION OF SALES CHARGE:
1 year                               --              --             --             22.80%             22.03%            22.15%
5 years                              --              --             --                 --                 --                --
10 years                             --              --             --                 --                 --                --
Inception                        17.14%          16.65%         16.73%             70.72%             42.35%            68.10%




                                        Tactical Asset Allocation                                  Balanced
AS OF OCTOBER 31, 1996                            Class                                              Class
                                     A               B                C                A                B                C
INCEPTION DATE                    10/01/95         10/01/95        10/01/95        12/02/94         10/01/95         12/02/94
SALES CHARGE                         5.50%                *              --           5.50%                *               --
12B-1 FEE                            0.35%            1.00%           0.90%           0.35%            1.00%            0.90%
AVERAGE ANNUAL TOTAL RETURN
INCLUDING SALES CHARGES:
1 year                              13.25%           14.08%          19.20%          16.20%           17.19%           22.31%
5 years                                 --               --              --              --               --               --
10 years                                --               --              --              --               --               --
Inception                           12.41%           13.53%          14.89%          18.75%           20.11%           20.44%
AVERAGE ANNUAL TOTAL RETURN
WITHOUT DEDUCTION OF SALES CHARGE:
1 year                              19.84%           19.08%          19.20%          22.96%           22.19%           22.31%:
5 years                                 --               --              --              --               --               --
10 years                                --               --              --              --               --               --
Inception                           15.51%           14.78%          14.89%          21.08%           21.28%           20.44%
CUMULATIVE TOTAL RETURN WITHOUT
DEDUCTION OF SALES CHARGE:
1 year                              19.84%           19.08%          19.20%          20.96%           22.19%           22.31%
5 years                                 --               --              --              --               --               --
10 years                                --               --              --              --               --               --
Inception                           35.04%           33.26%          68.10%          74.59%           49.48%           71.92%





                                            Flexible Income                                           Income Plus
AS OF OCTOBER 31, 1996                           Class                                                  Class
                                     A                B                C                     A               B                C
INCEPTION DATE                    06/29/87        10/01/95         10/01/93             06/14/85         10/01/95        10/01/93
SALES CHARGE                         4.75%               *               --                4.75%                *              --
12B-1 FEE                            0.35%           1.00%            0.90%                0.35%            1.00%           0.90%
AVERAGE ANNUAL TOTAL RETURN
INCLUDING SALES CHARGES:
1 year                               6.23%           5.79%           10.91%                6.55%             6.10%         11.22%
5 years                              7.88%              --               --                8.65%                --             --
10 years                             8.53%              --               --               10.40%                --             --
Inception                            8.04%            7.75            6.68%               10.31%             8.66%          7.55%
AVERAGE ANNUAL TOTAL RETURN
WITHOUT DEDUCTION OF SALES CHARGE:
1 year                              11.53%          10.79%           10.91%               11.86%            11.10%         11.22%
5 years                              8.93%              --               --                9.71%                --             --
10 years                             9.06%              --               --               10.94%                --             --
Inception                            8.55%           9.07%            6.68%               10.74%             9.97%          7.55%
CUMULATIVE TOTAL RETURN WITHOUT
DEDUCTION OF SALES CHARGE:
1 year                              11.53%          10.79%           10.91%               11.86%            11.10%         11.22%
5 years                             53.59%              --               --               58.94%                --             --
10 years                           138.09%              --               --              182.34%                --             --
Inception                          133.61%          19.82%           30.20%              253.65%            21.89%         34.59%



                                               Tax-Exempt
AS OF OCTOBER 31, 1996                           Class
                                        A              B                C
INCEPTION DATE                     04/01/85         10/01/95         10/01/93
SALES CHARGE                          4.75%                *               --
12B-1 FEE                             0.35%            1.00%            0.60%
AVERAGE ANNUAL TOTAL RETURN
INCLUDING SALES CHARGES:
1 year                                3.52%            2.93%            8.39%
5 years                               5.54%               --               --
10 years                              7.54%               --               --
Inception                             7.81%            5.34%            5.24%
AVERAGE ANNUAL TOTAL RETURN
WITHOUT DEDUCTION OF SALES CHARGE:
1 year                                8.68%            7.93%            8.39%
5 years                               6.57%               --               --
10 years                              8.06%               --               --
Inception                             8.23%            6.69%            5.24%
CUMULATIVE TOTAL RETURN WITHOUT
DEDUCTION OF SALES CHARGE:
1 year                                8.68%            7.93%            8.39%
5 years                              37.46%               --               --
10 years                            117.16%               --               --
Inception                           170.47%           14.45%           23.16%


-------------------------

* The deferred sales charge on redemption of Class B shares is 5% during the first year, 4% during the second year, 3% during the third year, 2% during the fourth year, 1% during the fifth and sixth years and 0% during the seventh year and later.

**   Performance  of  Class T Shares  of the  Growth  Portfolio  is based on the historical performance of IDEX Fund from its inception on June 4, 1985 until the reorganization of IDEX Fund and IDEX Fund 3 into Class T Shares of IDEX Series Fund Growth Portfolio on September 20, 1996; and the historical performance of Class T Shares of the Growth Portfolio thereafter.
                                       56


     The current yield for a particular class of shares of each of the Flexible Income, Tax-Exempt, Income Plus, Balanced or Strategic Total Return Portfolios is computed in accordance with a standardized method prescribed by rules of the SEC. The yield is computed by dividing the Portfolio's investment income per share earned during a particular 30-day base period (including dividends, if any and interest earned, minus expenses (excluding reductions for affiliated brokerage and custody earnings credits) accrued during the period) by the maximum offering price per share on the last day of the base period and then annualizing the result.


                                  Current Yield


Strategic Total Return                           30 Day Period Ended 10/31/97
                         Class A                             1.09%
                         Class B                             0.50%
                         Class C                             0.60%
Balanced
                         Class A                             1.22%
                         Class B                             0.65%
                         Class C                             0.75%
Flexible Income
                         Class A                             5.72%
                         Class B                             5.35%
                         Class C                             5.46%
Income Plus
                         Class A                             6.14%
                         Class B                             5.79%
                         Class C                             5.89%



     The tax equivalent yield of the Tax-Exempt Portfolio is computed by dividing that portion of the yield (as computed above) which is tax-exempt by one minus an assumed tax rate of 28% and adding the product to that portion, if any, of the Portfolio's yield that is not tax-exempt. The tax equivalent yield of the Tax-Exempt Portfolio's Class A, Class B and Class C shares based on a 30-day period ended October 31, 1997 was 7.39%, 5.28% and 5.83%, respectively.



     As stated in the Prospectus, from time to time in advertisements or sales material, a Portfolio may present and discuss its performance rankings and/or ratings or other information as published by recognized mutual fund statistical services or by publications of general interest such as Wall Street Journal, Boston Globe, New York Times, Los Angeles Times, Christian Science Monitor, USA Today, Tampa Tribune, St. Petersburg Times, Financial Times, Hartford Current, International Herald Tribune, Investor's Business Daily, Boston Herald, Washington Post, Kiplinger's Washington Letter, Kiplinger's Tax Report, Kiplinger's Personal Finance Magazine, Barron's, Business Week, Financial Services Week, National Underwriter, Time, Newsweek, Pensions & Investments, U.S. News and World Report, Morningstar Mutual Fund Values, Economist, Bank Letter, Boston Business Journal, Research Recommendations, FACS of the Week, Money, Modern Maturity, Forbes, Fortune, Financial Planner, American Banker, U.S. Banker, ABA Banking Journal, Institutional Investor (U.S./Europe), Registered Representative, Independent Agent, American Demographics, Trusts & Estates, Credit Union Management, Personal Investor, New England Business, Business Month, Gentlemen's Quarterly, Employee Research Report, Employee Benefit Plan Review, ICI Mutual Fund News, Succeed, Johnson Charts, Weisenberger Investment Companies Service, Mutual Fund Quarterly, Financial World Magazine, Consumer Reports, Babson-United Mutual Fund Selector and Mutual Fund Encyclopedia (Dearborn Financial Publishing). A Portfolio may also advertise non-standardized performance information which is for period in addition to those required to be presented, or which provides actual year-by-year return, or any combination thereof, or both. For Class A, Class B and Class T shares, non-standardized performance may also be that which does not reflect deduction of the maximum sales charge applicable to Class A and Class T shares or the contingent deferred sales charge applicable to Class B shares. In addition, a Portfolio may, as appropriate, compare its performance to that of other types of investments such as certificates of deposit, savings accounts and U.S. Treasuries, or to certain interest rate and inflation indices, such as the
Consumer Price Index. A Portfolio may also advertise various methods of investing including, among others, dollar cost averaging, and may use compounding illustrations to show the results of such investment methods. The Fund or the Distributor may also from time to time in advertisements or sales material present tables or other information comparing tax-exempt yields to the equivalent taxable yields, whether with specific reference to the Tax-Exempt Portfolio or otherwise.


                              FINANCIAL STATEMENTS

     Audited Financial Statements for IDEX Aggressive Growth, International Equity, Capital Appreciation, Global, Growth, C.A.S.E., Value Equity, Strategic Total Return, Tactical Asset Allocation, Balanced, Flexible Income, Income Plus and Tax-Exempt Portfolios for the fiscal year ended October 31, 1997 are incorporated by reference from the Fund's Annual Report dated October 31, 1997.

                                   APPENDIX A

              CERTAIN SECURITIES IN WHICH THE PORTFOLIOS MAY INVEST

I. MUNICIPAL OBLIGATIONS IN WHICH THE TAX-EXEMPT PORTFOLIO MAY INVEST

A.   Municipal Bonds

     General Information. Municipal Bonds are debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works, and that pay interest that is exempt from federal income tax in the opinion of issuer's counsel. Other public purposes for which Municipal Bonds may be issued include the refunding of outstanding obligations, obtaining funds for general expenses and obtaining funds to lend to other public institutions and facilities.

     The two principal classifications of Municipal Bonds are "general obligation" bonds and "revenue" or "special tax" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or project or, in some cases, from the proceeds of a special excise tax or other specific revenue source, but are not supported by the issuer's power to levy general taxes. Most industrial development bonds are in this category.

     There are, of course, variations in the security of Municipal bonds, both within a particular classification and between classifications, depending on numerous factors. The yields of Municipal Bonds depend, among other things, upon general money market conditions, general conditions of the Municipal Bond market, size of a particular offering, the maturity of the obligations and rating of the issue.

     Industrial Development Bonds and Private Activity Bonds. Industrial development bonds ("IDBs") and private activity bonds ("PABs") are issued by or on behalf of public authorities to finance various privately operated facilities, such as airports or pollution control facilities. PABs generally are such bonds issued after August 15, 1986. These obligations are included within the term "municipal bonds" if the interest paid thereon is exempt from federal income tax in the option of the bond counsel. IDBs and PABs are in most cases revenue bonds and thus are not payable from the unrestricted revenues of the issuer. The credit quality of IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed.

     Purchases on "When-Issued" or "Delayed Delivery" Basis. Sometimes the Tax-Exempt Portfolio may buy Municipal Bonds on a "when-issued" or "delayed delivery" basis. This means that when it agrees to buy, the terms of the Bonds and the price it will pay are fixed, but it does not purchase and take delivery of the Bonds until a later date (the "settlement date"), which is usually within one month. The Tax-Exempt Portfolio pays no money and receives no interest before the settlement date. The commitment to purchase securities on a when-issued or delayed delivery basis involves the risk that the market value of such securities may fall below cost prior to the settlement date. While the Tax-Exempt Portfolio may sell the Municipal Bonds before the settlement date, it will ordinarily do so only for investment management reasons. Ordinarily, the Tax-Exempt Portfolio purchases Municipal Bonds that it has agreed to buy on a when-issued or delayed delivery basis. Gains or losses on sales prior to the settlement date are not tax-exempt.


     A Municipal Bond purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date. The Tax-Exempt Portfolio will direct the Fund's custodian to segregate cash, U.S. Government securities or other appropriate debt obligations owned by the Portfolio that are at least equal in value to the amount the Tax-Exempt Portfolio will have to pay on the settlement date. If necessary, additional assets will be placed in the account daily so that the value of the account will at least equal the Portfolio's purchase commitment.


B.   Municipal Notes

     The Tax-Exempt Portfolio may invest in the following types of Municipal Notes, subject to the quality requirements described in the Prospectus:

     Project Notes. Project notes ("PNs") are issued on behalf of local authorities at auctions conducted by the United States Department of Housing and Urban Development to raise funds for federally sponsored urban renewal, neighborhood development and housing programs. PNs are backed by the full faith and credit of the Federal government through agreements with the local authority which provide that, if required, the Federal government will lend the issuer an amount equal to the principal of and interest on the PNs. Ordinarily, PNs are repaid by rolling over the notes or from the proceeds of new bonds or other securities which are issued to provide permanent financing.

     Bond Anticipation Notes. Bond anticipation notes ("BANs") are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

     Tax Anticipation Notes. Tax anticipation notes ("TANs") are issued by state and local governments to finance their current operations. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

     Revenue Anticipation Notes. Revenue anticipation notes ("RANs") are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

     Construction Loan Notes. Construction loan notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

     Bank Notes. Bank notes are notes issued by local governmental bodies and agencies as those described above to commercial banks as evidence of borrowings. Banks on occasion sell such notes to purchasers such as the Tax-Exempt Portfolio. The purposes for which the notes are issued vary, but bank notes are frequently issued to meet short-term working-capital or capital-project needs. These notes typically are redeemed with revenue from taxes or from long-term financing proceeds, and may have risks similar to the risks associated with TANs and RANs.

C.   Municipal Commercial Paper

     Municipal Commercial Paper (also called "short-term discount notes") represents short-term obligations of state and local governments and their agencies issued typically to meet seasonal working capital or interim construction financing requirements. Municipal Commercial Paper is often issued at a discount, with shorter maturities than Municipal Notes. Such obligations are repayable from general revenues of the issuer or refinanced with long-term debt. In most cases, Municipal Commercial Paper is backed by letters of credit, lending or note repurchase agreements, or other credit facility agreements offered by banks or other institutions.

     While the various types of Municipal Notes and Municipal Commercial Paper described above as a group represent the major portion of the tax-exempt note market, other types of notes are occasionally available in the marketplace and the Tax-Exempt Portfolio may invest in such other types of notes to the extent permitted under its investment objective and policies. Such short-term obligations may be issued for different purposes and with different security than those mentioned above.

D.   Floating Rate and Variable Rate Obligations

     The Tax-Exempt Portfolio may purchase floating rate and variable rate obligations, including participation interests therein (see section E below). Investments in floating or variable rate securities normally will include IDBs which provide that the rate of interest is set as a specific percentage of a designated base rate, such as the rate on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that the Portfolio can demand payment of the obligation on short notice at par value plus accrued interest. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have flexible rates that change whenever there is a change in the designated base interest rate. Frequently, such securities are secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying creditor (i.e., the corporation utilizing the IDBs financing) or the bank, as the case may be, must be equivalent to the Municipal Obligation ratings required for purchases for the Tax-Exempt Portfolio.

E.   Participation Interests

     The Tax-Exempt Portfolio may invest in participation interests purchased from banks in variable rate tax-exempt securities (such as IDBs) owned by the banks. A participation interest gives the purchaser an undivided interest in the tax-exempt security in the proportion that the Portfolio's participation interest bears to the total principal amount of the tax-exempt security, and permits demand repurchase as described in section D above. Participations are frequently backed by an irrevocable letter of credit or guarantee of the bank offering the participation which the sub-adviser, under the supervision of the Board of Trustees, has determined meets the prescribed quality standards for the Tax-Exempt Portfolio. The Portfolio has the right to sell the instrument back to the bank and draw on the letter of credit on 7 days' notice for all or any part of the Portfolio's participation interest in the tax-exempt security, plus accrued interest. The Portfolio intends to exercise its demand rights under the letter of credit only (1) upon a default under the terms of the tax-exempt security, (2) as needed to provide liquidity in order to meet redemptions, or
(3) upon a drop in the rating or the sub-adviser's evaluation of the underlying security. Banks charge a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the tax-exempt securities over the yield negotiated between the Portfolio and the bank at which the instruments were purchased by the Tax-Exempt Portfolio. The sub-adviser will monitor the pricing, quality and liquidity of the variable rate demand instruments held by the Tax-Exempt Portfolio, including the IDBs supported by bank letters of credit or guarantee, on the basis of published financial information, reports or rating agencies and other bank analytical services. Participation interests will be purchased only if, in the opinion of counsel, interest income on such interest will be tax-exempt when distributed as dividends to shareholders.

     Obligations of issuers of Municipal Bonds, Municipal Notes and Municipal Commercial Paper are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities' power to levy taxes. There is also the possibility that litigation or other conditions may materially affect the power or ability of an issuer to pay, when due, the principal of and interest on its Municipal Obligations.

II.  OBLIGATIONS IN WHICH EACH PORTFOLIO MAY INVEST (UNLESS OTHERWISE NOTED)

A.   U.S. Government Obligations

     As described in the Prospectus, the Portfolios may invest in some or all of the following types of direct obligations of the Federal Government, issued by the Department of the Treasury, and backed by the full faith and credit of the Federal Government.

     Treasury Bills. Treasury bills are issued with maturities of up to one year. They are issued in bearer form, are sold on a discount basis and are payable at par value at maturity.

     Treasury Notes. Treasury Notes are longer-term interest bearing obligations with original maturities of one to seven years.

     Treasury Bonds. Treasury bonds are longer-term interest bearing obligations with original maturities from 5 to 30 years.

B.   Obligations of Federal Agencies, Instrumentalities and Authorities

     Certain federal agencies have been established as instrumentalities of the United States Government to supervise and finance certain types of activities. These agencies include, but are not limited to, the Banks for Cooperatives, Federal Land Banks, Federal Intermediate Credit Banks, Federal Home Loan Banks ("FHLB"), Federal National Mortgage Association ("FNMA"), Government National Mortgage Association ("GNMA"), Export-Import Bank of the United States, and Tennessee Valley Authority ("TVA"). Issues of these agencies, while not direct obligations of the United States Government, are either backed by the full faith and credit of the United States (e.g., GNMA Certificates or certain TVA Bonds) or are guaranteed by the Treasury (e.g., certain other TVA Bonds) or supported by the issuing agencies' right to borrow from the Treasury (e.g., FHLB and FNMA Bonds). There can be no assurance that the United States Government itself will pay interest and principal on securities as to which it is not legally obligated to do so.

C. Certificates of Deposit (All Portfolios) and Time Deposits (Income Plus Portfolio Only)

     A time deposit is a non-negotiable interest-bearing deposit with a bank which generally cannot be withdrawn prior to a specified maturity date without substantial interest penalties. A certificate of deposit ("CD") is a negotiable instrument issued by a bank against a time deposit. CDs normally can be traded in the secondary market prior to maturity, and are thus more liquid than other forms of time deposits. The Portfolios will only invest in U.S. dollar denominated time deposits and CDs representing deposits in U.S. banks with assets of $1 billion or more, whose deposits are insured by the Federal Deposit Insurance Corporation.


D.   Commercial Paper

     Commercial paper refers to short-term unsecured promissory notes issued by commercial and industrial corporations to finance their current operations. Commercial paper may be issued at a discount and redeemed at par, or issued at par with interest added at maturity. The interest or discount rate depends on general interest rates, the credit standing of the issuer, and the maturity of the note, and generally moves in tandem with rates on large CDs and Treasury bills. An established secondary market exists for commercial paper, particularly that of stronger issuers which are rated by Moody's Investors Service, Inc. and Standard and Poor's Ratings Group. Investments in commercial paper are subject to the risks that general interest rates will rise, that the credit standing and outside rating of the issuer will fall, or that the secondary market in the issuer's notes will become too limited to permit their liquidation at a reasonable price.

E.   Banker's Acceptance


     A banker's acceptance is a negotiable short-term draft, generally arising from a bank customer's commercial transaction with another party, with payment due for the transaction on the maturity date of the customer's draft. The draft becomes a banker's acceptance when the bank, upon fulfillment of the obligations of the third party, accepts the draft for later payment at maturity, thus adding the bank's guarantee of payment to its customer's own obligation. In effect, a banker's acceptance is a post-dated certified check payable to its bearer at maturity. Such acceptances are highly liquid, but are subject to the risk that both the customer and the accepting bank will be unable to pay at maturity. The Portfolios may invest in U.S. dollar denominated bankers' acceptances issued by U.S. banks, their foreign branches, and by U.S. branches of foreign banks.


F. Repurchase Agreements for U.S. Government Securities (Except Strategic Total Return Portfolio)

     The Portfolios may enter into repurchase agreements with banks and dealers for securities of or guaranteed by the U.S. Government, under which the Portfolio purchases securities and agrees to resell the securities at an agreed upon time and at an agreed upon price. The difference between the amount the Portfolio pays for the securities and the amount it receives upon resale is accrued as interest and reflected in the Portfolio's net investment income. When the Portfolio enters into repurchase agreements, it relies on the seller to repurchase the securities. Failure to do so may result in a loss for the Portfolio if the market value of the securities is less than the repurchase price. Under the Investment Company Act of 1940, repurchase agreements may be considered collateralized loans by the Portfolio.

     At the time a Portfolio enters into a repurchase agreement, the value of the underlying security including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the underlying security including accrued interest will continue to be at least equal to the value of the repurchase agreement.

     Although repurchase agreements carry certain risks not associated with direct investment in securities, the Portfolios intend to enter into repurchase agreements only with banks and dealers in transactions which the sub-adviser believes present minimal credit risks in accordance with guidelines adopted by the Trustees. To the extent that proceeds from any sales of collateral upon a default in the counterparty's obligation to repurchase were less than the repurchase price, the Portfolio would suffer a loss. If the counterpart's petitions for bankruptcy or otherwise becomes subject to bankruptcy or liquidation proceedings, there might be restrictions on the Portfolio's ability to sell the collateral and the Portfolio could suffer a loss.

III. OTHER SECURITIES IN WHICH THE PORTFOLIOS MAY INVEST

A.   Corporate Debt Securities


     The Portfolio may invest in corporate bonds, notes and debentures of long and short maturities and of various grades, including unrated securities. Corporate debt securities exist in great variety, differing from one another in quality, maturity, and call or other provisions. Lower grade bonds, whether rated or unrated, usually offer higher interest income, but also carry increased risk of default. Corporate bonds may be secured or unsecured, senior to or subordinated to other debt of the issuer, and, occasionally, may be guaranteed by another entity. In addition, they may carry other features, such as those described under "Convertible Securities" and "Variable or Floating Rate Securities," or have special features such as the right of the holder to shorten or lengthen the maturity of a given debt instrument, rights to purchase additional securities, rights to elect from among two or more currencies in which to receive interest or principal payments, or provisions permitting the holder to participate in earnings of the issuer or to participate in the value of some specified commodity, financial index, or other measure of value.


B.   International Agency Obligations

     The Portfolio may invest in bonds, notes or Eurobonds of international agencies. Examples are securities issued by the Asian Development Bank, the European Economic Community, and the European Investment Bank. The Portfolio may also purchase obligations of the International Bank for Reconstruction and Development which, while technically not a U.S. Government agency or instrumentality, has the right to borrow from the participating countries, including the United States.

C.   Bank Obligations or Savings and Loan Obligations

     The Portfolios may purchase certificates of deposit, bankers' acceptances and other debt obligations of commercial banks and certificates of deposit and other debt obligations of savings and loan associations ("S&L's"). Certificates of deposit are receipts from a bank or an S&L for funds deposited for a specified period of time at a specified rate of return. Bankers' acceptance are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. These instruments may be issued by institutions of any size, may be of any maturity, and may be insured or uninsured. The quality of bank or savings and loan obligations may be affected by such factors as (a) location - the strength of the local economy will often affect financial institutions in the region, (b) asset mix -institutions with substantial loans in a troubled industry may be weakened by those loans, and (c) amount of equity capital - - under-capitalized financial institutions are more vulnerable when loan losses are suffered. The portfolio manager will evaluate these and other factors affecting the quality of bank and savings and loan obligations purchased by the Portfolio, but the Portfolio is not restricted to obligations or institutions which satisfy specified quality criteria.

D.   Variable or Floating Rate Securities

     The Portfolio may purchase variable rate securities that provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating rate securities provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable and floating rate securities is ordinarily determined by reference to, or is a percentage of, a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure.

     E. Preferred Stocks (All Portfolios Except the Tax-Exempt Portfolio)

     Preferred stocks are securities which represent an ownership interest in a corporation and which give the owner a prior claim over common stock on the corporation's earnings and assets. Preferred stock generally pays quarterly dividends. Preferred stocks may differ in many of their provisions. Among the features that differentiate preferred stocks from one another are the dividend rights, which may be cumulative or non-cumulative and participating or non-participating, redemption provisions, and voting rights. Such features will establish the income return and may affect the prospects for capital appreciation or risks of capital loss.

F.   Convertible Securities

     The Portfolios may invest in debt securities convertible into or exchangeable for equity securities, or debt securities that carry with them the right to acquire equity securities, as evidenced by warrants attached to such securities or acquired as part of units of the securities. Such securities normally pay less current income than securities without conversion features, but add the potential opportunity for appreciation from enhanced value for the equity securities into which they are convertible, and the concomitant risk of loss from declines in those values.

G.   Common Stocks

     Each Portfolio (other than the Tax-Exempt Portfolio) invests in common stocks. The Flexible Income Portfolio will consider investment in income-producing common stocks if the yields of common stocks generally become competitive with the yields of other income securities. Common stocks are junior to the debt obligations and preferred stocks of an issuer. Hence, dividend payments on common stocks should be regarded as less secure than income payments on corporate debt securities.

                                IDEX SERIES FUND

                                OTHER INFORMATION
PART C

Item 24 Financial Statements and Exhibits

     List  all  financial   statements   and  exhibits  filed  as  part  of  the
Registration Statement.

(a)  Financial Statements:

     (1) Audited financial statements of IDEX Aggressive Growth, International Equity, Capital Appreciation, Global, Growth, C.A.S.E., Value Equity, Strategic Total Return, Tactical Asset Allocation, Balanced, Flexible Income, Income Plus and Tax-Exempt Portfolios for the fiscal year ended October 31, 1997 included in the IDEX Series Fund's 1997 Annual Report to Shareholders are incorporated by reference into the Statement of Additional Information.

     (2) Financial Highlights of IDEX Aggressive Growth, International Equity, Capital Appreciation, Global, Growth, C.A.S.E., Value Equity, Strategic Total Return, Tactical Asset Allocation, Balanced, Flexible Income, Income Plus and Tax-Exempt Portfolios are included on pages 2-40 of the Prospectus.

(b)  Exhibits:

     Exhibit 1 Restatement of Declaration of Trust 1

     Exhibit 2 Bylaws, as amended 1

     Exhibit 3 Not Applicable

     Exhibit 4 Specimen Share Certificate:


     (a)  Class A Shares
     (1)  IDEX Aggressive Growth Portfolio 2
     (2)  IDEX International Equity Portfolio 1
     (3)  IDEX Capital Appreciation Portfolio 2
     (4)  IDEX Global Portfolio 2
     (5)  IDEX Growth Portfolio 2
     (6)  IDEX C.A.S.E. Portfolio 2
     (7)  IDEX Value Equity Portfolio 1
     (8)  IDEX Strategic Total Return Portfolio 2
     (9)  IDEX Tactical Asset Allocation Portfolio 2
     (10) IDEX Balanced Portfolio 2
     (11) IDEX Flexible Income Portfolio 2
     (12) IDEX Income Plus Portfolio 2
     (13) IDEX Tax Exempt Portfolio 2



     (b)  Class B Shares

     (1)  IDEX Aggressive Growth Portfolio 2
     (2)  IDEX International Equity Portfolio 1
     (3)  IDEX Capital Appreciation Portfolio 2

--------

1 Filed previously with Post-Effective Amendment No. 24 to Registration Statement filed on November 15, 1996 (File No. 33- 2659).

2 Filed previously with Post-Effective Amendment No. 27 to Registration Statement filed on December 29, 1997 (File No. 33- 2659).

      (4) IDEX Global Portfolio 2
      (5) IDEX Growth Portfolio 2
      (6) IDEX C.A.S.E. Portfolio 2
      (7) IDEX Value Equity Portfolio 1
      (8) IDEX Strategic Total Return Portfolio 2
      (9) IDEX Tactical Asset Allocation Portfolio 2
     (10) IDEX Balanced Portfolio 2
     (11) IDEX Flexible Income Portfolio 2
     (12) IDEX Income Plus Portfolio 2
     (13) IDEX Tax Exempt Portfolio 2



     (c)  Class C Shares

     (1)  IDEX Aggressive Growth Portfolio 2
     (2)  IDEX International Equity Portfolio 1
     (3)  IDEX Capital Appreciation Portfolio 2
     (4)  IDEX Global Portfolio 2
     (5)  IDEX Growth Portfolio 2
     (6)  IDEX C.A.S.E. Portfolio 2
     (7)  IDEX Value Equity Portfolio 1
     (8)  IDEX Strategic Total Return Portfolio 2
     (9)  IDEX Tactical Asset Allocation Portfolio 2
    (10)  IDEX Balanced Portfolio 2
    (11)  IDEX Flexible Income Portfolio 2
    (12)  IDEX Income Plus Portfolio 2
    (13)  IDEX Tax Exempt Portfolio 2

     (d)  Class T Shares
     (1)  IDEX Growth Portfolio 2

    Exhibit 5
     (a)  Management and Investment Advisory Agreement
     (1)  IDEX Aggressive Growth Portfolio 1
     (2)  IDEX International Equity Portfolio 3
     (3)  IDEX Capital Appreciation Portfolio 1
     (4)  IDEX Global Portfolio 1
     (5)  IDEX Growth Portfolio 1
     (6)  IDEX C.A.S.E. Portfolio 4
     (7)  IDEX Value Equity Portfolio  3
     (8)  IDEX Strategic Total Return Portfolio 1
     (9)  IDEX Tactical Asset Allocation Portfolio5
    (10)  IDEX Balanced Portfolio 1
    (11)  IDEX Flexible Income Portfolio 1
    (12)  IDEX Income Plus Portfolio 1
    (13)  IDEX Tax-Exempt Portfolio 1

     (b)  Investment Counsel Agreement
     (1)  IDEX Aggressive Growth Portfolio 1
     (2)  (i)     IDEX International Equity Portfolio  3
          (ii)    IDEX International Equity Portfolio  3

--------

3 Filed previously with Post-Effective Amendment No. 25 to Registration Statement filed on January 31, 1997 (File No. 33- 2659).

4 Filed previously with Post-Effective Amendment No. 20 to Registration Statement filed on November 17, 1995 (File No. 33- 2659)

5 Filed previously with Post-Effective Amendment No. 18 to Registration Statement filed on June 30, 1995 (File No. 33-2659)

     (3)  IDEX Capital Appreciation Portfolio 1
     (4)  IDEX Global Portfolio 1
     (5)  IDEX Growth Portfolio 1
     (6)  IDEX C.A.S.E. Portfolio  4
     (7)  IDEX Value Equity  Portfolio 6
     (8)  IDEX Strategic Total Return Portfolio 1
     (9)  IDEX Tactical Asset Allocation Portfolio  5
    (10)  IDEX Balanced Portfolio 1
    (11)  IDEX Flexible Income Portfolio 1
    (12)  IDEX Income Plus Portfolio 1
    (13)  IDEX Tax-Exempt Portfolio 1


     (c)  Administrative Services Agreement
     (1)  IDEX Capital Appreciation Portfolio 1
     (2)  IDEX Global Portfolio 1
     (3)  IDEX Growth Portfolio 1
     (4)  IDEX Balanced Portfolio 1
     (5)  IDEX Flexible Income Portfolio 1


     Exhibit 6
     (a)  Underwriting Agreement  6
     (b)  Dealer's Sales Agreement 1
     (c)  Service Agreement  3
     (d)  Wholesaler's Agreement  4

     Exhibit 7  Trustees/Directors Deferred Compensation Plan 2


     Exhibit 8  Custody Agreement  3


     Exhibit 9  Transfer Agency Agreement with Idex Investor Services, Inc. 1


     Exhibit 10 Opinion of Counsel

     Exhibit 11
     (a)  Consent of  Price Waterhouse LLP
     (b)  Consent of Sutherland Asbill & Brennan,  LLP



     Exhibit 12  Not Applicable

     Exhibit 13  Investment Letter from Sole Shareholder 6


--------

6 Filed previously with Post-Effective Amendment No. 26 to Registration Statement filed on July 16, 1997 (File Nol 33-2659)

     Exhibit 14
     (a)  Model Individual Retirement Plan 1
     (b)  Model Section 403(b)(7) Plan 1
     (c)  Model 401(k) Plan 1


     Exhibit 15
     (a)  Plan of Distribution under Rule 12b-1 - Class A Shares
     (1)  IDEX Aggressive Growth Portfolio 1
     (2)  IDEX International Equity Portfolio 1
     (3)  IDEX Capital Appreciation Portfolio 1
     (4)  IDEX Global Portfolio 1
     (5)  IDEX Growth Portfolio 1
     (6)  IDEX C.A.S.E. Portfolio  4
     (7)  IDEX Value Equity Portfolio 1
     (8)  IDEX Strategic Total Return Portfolio 1
     (9)  IDEX Tactical Asset Allocation Portfolio  5
    (10)  IDEX Balanced Portfolio 1
    (11)  IDEX Flexible Income Portfolio 1
    (12)  IDEX Income Plus Portfolio 1
    (13)  IDEX Tax-Exempt Portfolio 1

     (b)  Plan of Distribution under Rule 12b-1 - Class B Shares
     (1)  IDEX Aggressive Growth Portfolio 1
     (2)  IDEX International Equity Portfolio 1
     (3)  IDEX Capital Appreciation Portfolio 1
     (4)  IDEX Global Portfolio 1
     (5)  IDEX Growth Portfolio 1
     (6)  IDEX C.A.S.E. Portfolio  4
     (7)  IDEX Value Equity Portfolio 1
     (8)  IDEX Strategic Total Return Portfolio 1
     (9)  IDEX Tactical Asset Allocation Portfolio  5
    (10)  IDEX Balanced Portfolio 1
    (11)  IDEX Flexible Income Portfolio 1
    (12)  IDEX Income Plus Portfolio 1
    (13)  IDEX Tax Exempt Portfolio 1

     (c)  Plan of Distribution under Rule 12b-1 - Class C Shares
     (1)  IDEX Aggressive Growth Portfolio 1
     (2)  IDEX International Equity Portfolio 1
     (3)  IDEX Capital Appreciation Portfolio 1
     (4)  IDEX Global Portfolio 1
     (5)  IDEX Growth Portfolio 1
     (6)  IDEX C.A.S.E. Portfolio  4
     (7)  IDEX Value Equity Portfolio 1
     (8)  IDEX Strategic Total Return Portfolio 1
     (9)  IDEX Tactical Asset Allocation Portfolio  5
     (10) IDEX Balanced Portfolio 1
     (11) IDEX Flexible Income Portfolio 1
     (12) IDEX Income Plus Portfolio 1
     (13) IDEX Tax-Exempt Portfolio 1

     Exhibit 16
     (a)  Computation of Performance Quotation
          Class A Shares
     (1)  IDEX Aggressive Growth Portfolio  5
     (2)  IDEX International Equity Portfolio  6
     (3)  IDEX Capital Appreciation Portfolio  5
     (4)  IDEX Global Portfolio  6
     (5)  IDEX Growth Portfolio  6
     (6)  IDEX C.A.S.E. Portfolio 7
     (7)  IDEX Value Equity  Portfolio6
     (8)  IDEX Strategic Total Return Portfolio  5
     (9)  IDEX Tactical Asset Allocation Portfolio  7
    (10)  IDEX Balanced Portfolio  5
    (11)  IDEX Flexible Income Portfolio  6
    (12)  IDEX Income Plus Portfolio  6
    (13)  IDEX Tax-Exempt Portfolio  6

     (b)  Computation of Performance Quotation
          Class B Shares
     (1)  IDEX Aggressive Growth Portfolio  7
     (2)  IDEX International Equity Portfolio  6
     (3)  IDEX Capital Appreciation Portfolio  7
     (4)  IDEX Global Portfolio  7
     (5)  IDEX Growth Portfolio  7
     (6)  IDEX C.A.S.E. Portfolio  7
     (7)  IDEX Value Equity  Portfolio6
     (8)  IDEX Strategic Total Return Portfolio  7
     (9)  IDEX Tactical Asset Allocation Portfolio  7
    (10)  IDEX Balanced Portfolio   7
    (11)  IDEX Flexible Income Portfolio  7
    (12)  IDEX Income Plus Portfolio  7
    (13)  IDEX Tax-Exempt Portfolio  7

     (c)  Computation of Performance Quotation
          Class C Shares
     (1)  IDEX Aggressive Growth Portfolio  5
     (2)  IDEX International Equity Portfolio  6
     (3)  IDEX Capital Appreciation Portfolio  5
     (4)  IDEX Global Portfolio  4
     (5)  IDEX Growth Portfolio  4
     (6)  IDEX C.A.S.E. Portfolio  7
     (7)  IDEX Value Equity  Portfolio6
     (8)  IDEX Strategic Total Return Portfolio  5
     (9)  IDEX Tactical Asset Allocation Portfolio  7
    (10)  IDEX Balanced Portfolio  5
    (11)  IDEX Flexible Income Portfolio  4
    (12)  IDEX Income Plus Portfolio  4
    (13)  IDEX Tax-Exempt Portfolio  4



--------

7 Filed previously with Post-Effective Amendment No. 23 to Registration Statement filed on July 19, 1996 (File No. 33-2659).

     (d)  Computation of Performance Quotation
          Class T Shares
     (1)  IDEX Growth Portfolio 2


     Exhibit 18  Multiple Class Plan 8


     Exhibit 19  Powers of Attorney 2

     Exhibit 27  Financial Data Schedule



Item 25        Persons Controlled by or under Common Control with Registrant

        To the knowledge of the Registrant, IDEX International Equity, Aggressive Growth, Capital Appreciation, Global, Growth, C.A.S.E., Value Equity, Strategic Total Return, Tactical Asset Allocation, Balanced, Flexible Income, Income Plus and Tax-Exempt Portfolios are not controlled by or under common control with any other person. The Registrant has no subsidiaries.

Item 26  Number of Holders of Securities


     The number of record holders of shares of beneficial interest of the Registrant as of January 30, 1998, was as follows:


       Title of Class A Shares                         Number of Record Holders
       Shares of Beneficial Interest

       IDEX Aggressive Growth Portfolio                          6,513
       IDEX International Equity Portfolio                         389
       IDEX Capital Appreciation Portfolio                       3,011
       IDEX Global Portfolio                                    21,274
       IDEX Growth Portfolio                                    56,590
       IDEX C.A.S.E. Portfolio                                    834
       IDEX Value Equity Portfolio                                 980
       IDEX Strategic Total Return Portfolio                     2,479
       IDEX Tactical Asset Allocation Portfolio                  1,383
       IDEX Balanced Portfolio                                   1,361
       IDEX Flexible Income Portfolio                            1,162
       IDEX Income Plus Portfolio                                3,261
       IDEX Tax-Exempt Portfolio                                   908


       Title of Class B Shares                         Number of Record Holders
       Shares of Beneficial Interest

       IDEX Aggressive Growth Portfolio                          1,459
       IDEX International Equity Portfolio                         146
       IDEX Capital Appreciation Portfolio                         751
       IDEX Global Portfolio                                     5,750
       IDEX Growth Portfolio                                     3,064
       IDEX C.A.S.E. Portfolio                                     413
       IDEX Value Equity Portfolio                                 514
       IDEX Strategic Total Return Portfolio                       868
       IDEX Tactical Asset Allocation Portfolio                    923
       IDEX Balanced Portfolio                                     412
       IDEX Flexible Income Portfolio                               88
       IDEX Income Plus Portfolio                                  213
       IDEX Tax-Exempt Portfolio                                    23


--------

     8 Filed previously with Registrant's Registration Statement filed on Form N-14 filed on June 3, 1996 (File No. 333-05113).

       Title of Class C Shares                         Number of Record Holders
       Shares of Beneficial Interest

       IDEX Aggressive Growth Portfolio                            863
       IDEX International Equity Portfolio                          58
       IDEX Capital Appreciation Portfolio                         382
       IDEX Global Portfolio                                     3,792
       IDEX Growth Portfolio                                     2,856
       IDEX C.A.S.E. Portfolio                                     220
       IDEX Value Equity Portfolio                                 292
       IDEX Strategic Total Return Portfolio                       712
       IDEX Tactical Asset Allocation Portfolio                    609
       IDEX Balanced Portfolio                                     294
       IDEX Flexible Income Portfolio                              141
       IDEX Income Plus Portfolio                                  326
       IDEX Tax-Exempt Portfolio                                    71



       Title of Class T Shares                         Number of Record Holders
       Shares of Beneficial Interest

       IDEX Growth Portfolio                                    30,198


Item 27  Indemnification

     Provisions relating to indemnification of the Registrant's Trustees and employees are included in Registrant's Restatement of Declaration of Trust and Bylaws which are incorporated herein by reference.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons, or otherwise, Registrant has been advised that in the opinion of the Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28  Business and Other Connections of Investment Advisers

     (a). Capital Appreciation, Global, Growth, Balanced and Flexible Income Portfolios

     The only business of Idex Management, Inc. ("IMI") is to serve as the investment adviser of Capital Appreciation, Global, Growth, Balanced and Flexible Income Portfolios of IDEX Series Fund.

     Janus Capital Corporation ("Janus Capital") serves as sub-adviser to certain portfolios in the IDEX Series Fund and as investment adviser to each portfolio of Janus Investment Fund and Janus Aspen Series and as adviser or sub-adviser to several other mutual funds and private and retirement accounts. Janus Capital also serves as sub-adviser to certain portfolios of the WRL Series Fund, Inc. Thomas H. Bailey, Chairman and President of Janus Capital and Chairman of the Board of Directors of Idex Management, Inc., has no business, profession, vocation or employment of a substantial nature other than his positions with Idex Management, Inc., Janus Investment Fund, Janus Aspen Series and Janus Capital. Steven R. Goodbarn, Vice President of Finance, Treasurer and Chief Financial Officer of Janus Capital, Treasurer and Chief Financial Officer of Janus Investment Fund and Janus Aspen Series and Director of Idex Management, Inc., has no substantial business, profession, vocation or employment other than his positions with Janus Capital, Janus Investment Fund, Janus Aspen Series and Idex Management, Inc. James P. Craig, James P. Goff, Scott W. Schoelzel, Ronald
V. Speaker and Helen Y. Hayes are Vice Presidents of Janus Capital, and have no substantial business, profession, vocation or employment other than their positions with Janus Capital, Janus Investment Fund and Janus Aspen Series. Michael N. Stolper, a director of Janus Capital, is President of Stolper & Company, Inc., 525 "B" Street, Suite 1080, San Diego, CA 92101, an investment performance consultant. Michael E. Herman, a director of Janus Capital, is Chairman of the Finance Committee of Ewing Marion Kauffman Foundation, 4900 Oak, Kansas City,

MO 64112. Thomas A. McDonnell, a director of Janus Capital, is President, Chief Executive Officer and a director of DST Systems, Inc., 1004 Baltimore Avenue, Kansas City, MO 64105, a provider of data processing and recordkeeping services for various mutual funds (including the IDEX Series Fund), and Executive Vice President and a director of Kansas City Southern Industries, Inc., 114 W. 11th Street, Kansas City, MO, 64105, a publicly traded holding company whose primary subsidiaries are engaged in transportation, information processing and financial services. The only business, professions, vocations or employments of a substantial nature of Messrs. Kenney, Hurley, Moriarty, Geiger and Pierpan, the remaining officers and directors of Idex Management, Inc., are described under "Trustees and Officers" in the Statement of Additional Information included in this Registration Statement.


     (b). Aggressive Growth, International Equity, C.A.S.E., Value Equity, Strategic Total Return, Tactical Asset Allocation, Income Plus and Tax-Exempt Portfolios

     InterSecurities, Inc. ("ISI") serves as investment adviser to IDEX Tax-Exempt, Income Plus, International Equity, Value Equity, Aggressive Growth, Strategic Total Return, Tactical Asset Allocation and C.A.S.E. Portfolios, and serves as principal underwriter to the Fund. ISI is also a registered broker-dealer engaged in the retail brokerage of securities. The only business, professions, vocations or employments of a substantial nature of Messrs. Kenney, Hurley, Moriarty, Geiger and Pierpan, officers and directors of ISI, are described under "Trustees and Officers" in the Statement of Additional Information included in this Registration Statement. In addition, the following describes the principal occupations of other officers and directors of ISI:
William G. Cummings, Vice President and Treasurer of ISI, is also Vice President of Associated Mariner Financial Group; Kristy L. Dowd is a Vice President of ISI; Ronald L. Hall is a Vice President of ISI; Cynthia L. Remley, Vice President and Assistant Secretary of ISI, is also Vice President of Western Reserve Life and Assistant Secretary of Idex Investor Services, Inc.; Stanley R. Orr, Vice President of ISI, is also Vice President of Western Reserve Life; Terry L. Garvin, Vice President of ISI, is also a Vice President of Western Reserve Life.

                                      * * *

     Fred Alger Management, Inc. ("Alger Management"), sub-adviser to the Aggressive Growth Portfolio, is a wholly-owned subsidiary of Fred Alger & Company, Incorporated ("Alger, Inc.") which in turn is a wholly-owned subsidiary of Alger Associates, Inc., a financial services holding company. Alger Management is generally engaged in rendering investment advisory services to mutual funds, institutions and, to a lesser extent, individuals.

     Fred M. Alger III serves as Chairman of the Board of Alger Associates, Inc. ("Associates"), Alger Management, Alger, Inc., Alger Properties, Inc.
("Properties"), Alger Shareholder Services, Inc. ("Services"), Alger Life Insurance Agency, Inc. ("Agency"), Fred Alger International Advisory SA
("International") and Analysts Resources, Inc. David D. Alger serves as President and Director of Associates, Alger Management, Alger Inc., Properties, Services, International and Agency; and Executive Vice President and Director of Analysts Resources, Inc. Gregory S. Duch serves as Executive Vice President, Treasurer and Director of Alger Management, Associates and Properties; Executive Vice President and Treasurer of Alger Inc., Analysts Resources, Inc., Services and Agency; and Treasurer and Director of International. Mary Marsden-Cochran serves as Vice President, General Counsel and Secretary of Associates, Alger Management, Alger Inc., Properties, Analysts Resources, Inc., Services, International and Agency. The principal business address of each of the companies listed above, other than Alger, Inc. and Services, is 75 Maiden Lane, New York, NY 10038. The principal business address of Alger, Inc. and Services is 30 Montgomery Street, Jersey City, NJ 07302.


                                      * * *

     Scottish Equitable Investment Management Limited ("Scottish Equitable"), incorporated in Scotland, United Kingdom, serves as sub-adviser to the International Equity Portfolio. William W. Stewart is Chairman of the Board and Executive Director, Strategy; Otto Thoresen is Director, International Business; Niall A.M. Franklin is Finance Director; Russell Hogan is Director and Chief Investment Officer; Roy Patrick is Director and Secretary; Paul N. Ritchie is Director and Investment Administration Manager. The principal address of Scottish Equitable is Edinburgh Park, Edinburgh EH129SE, Scotland.

     GE Investment Management Incorporated ("GEIM"), a Delaware corporation,  is
a  wholly-owned   subsidiary  of  General  Electric  Company  and  a  registered investment adviser under the Investment Advisers Act of 1940, as amended.

     GEIM serves as sub-adviser to the International Equity Portfolio. John H. Myers is Chairman, CEO and President; Michael J. Cosgrove, Ralph R. Layman, Robert A. MacDougall, Donald W. Torey, Eugene K. Bolton and Geoffrey R. Norman are Executive Vice Presidents; Alan M. Lewis is Executive Vice President, General Counsel and Secretary; Thomas J. Szkutak is Executive Vice President and CFO. The principal address of GEIM is 3003 Summer Street, Stamford, CT 06905.

                                      * * *

     C.A.S.E. Management, Inc. ("C.A.S.E".), sub-adviser to the C.A.S.E. Portfolio, is a registered investment advisory firm and a wholly-owned subsidiary of C.A.S.E., Inc. C.A.S.E., Inc. is indirectly controlled by William Edward Lange, President and Chief Executive Officer of C.A.S.E. C.A.S.E. provides investment management services to financial institutions, high net worth individuals, and other professional money managers.


     William E. Lange is the President, Chief Executive Officer and Founder; Robert G. Errigo, Executive Vice President; John Gordon, Senior Vice President; and Bruce H. Jordan, Senior Vice President. Officers of C.A.S.E. have no other business, professions, vocations or employments of a substantial nature. The business address of each of the officers is 5355 Town Center Road, Suite 702, Boca Raton, FL 33486.


                                      * * *

     NWQ Investment Management Company, Inc. ("NWQ") is a Massachusetts corporation and is a wholly-owned subsidiary of United Asset Management Corporation. NWQ provides investment advice to individuals, pension funds, profit sharing funds, charitable institutions, educational institutions, trust accounts, corporations, insurance companies, municipalities and governmental agencies.

     NWQ, sub-adviser to the Value Equity Portfolio, is located at 2049 Century Park East, 4th Floor, Los Angeles, CA 90067. David A. Polak is President, Director & Chief Investment Officer; Edward C. Friedel, Jr. is Director & Managing Director; James H. Galbreath (Denver) is Director & Managing Director; Mary-Gene Slaven is Secretary/Treasurer & Managing Director; Michael C. Mendez (Scottsdale, AZ) is Managing Director; Phyllis G. Thomas is Managing Director; Thomas J. Laird is Managing Director; Jon D. Bosse is Managing Director; Justin
T. Clifford is Managing Director; Louis T. Chambers (Atlanta, GA), Jeffrey M. Cohen, Ronald R. Halverson (Minneapolis, MN), Carl Katerndahl (San Francisco,
CA), Karen S. McCue, Martin Pollack and Ronald R. Sternal (Minneapolis, MN) are Vice Presidents.

                                      * * *

     Luther King Capital Management Corporation ("Luther King"), sub-adviser to the Strategic Total Return Portfolio, is a registered investment adviser providing investment management services. Luther King also provides investment management services to individual and institutional investors on a private basis. J. Luther King, Jr., President of Luther King, Paul W. Greenwell, Steven
R. Purvis, Robert M. Holt, Jr., Scot C. Hollmann, David L. Dowler, Donald R. Andrews, Joan M. Maynard, Vincent G. Melashenko, Timothy E. Harris and Barbara
S. Garcia, officers of Luther King, have no substantial business, profession, vocation or employment other than their positions with Luther King.

                                      * * *

     Dean Investment Associates ("Dean Investment"), a division of C.H. Dean and Associates, Inc., sub-adviser to the Tactical Asset Allocation Portfolio, is a registered investment adviser providing investment management services. Dean Investment became a registered investment adviser on March 11, 1974. C.H. Dean and Associates, Inc. was incorporated as an Ohio corporation on March 28, 1975.

     Chauncey H. Dean is the Chairman and Chief Executive Officer; Robert D. Dean is President; Frank H. Scott is Senior Vice President; John C. Riazzi is Vice President and Director of Consulting Services; Robert D. Dean is Vice President and Director of Research; Richard M. Luthman is Senior Vice President; Darrell N. Fulton is Vice President of Information Systems. The business address of each of the officers of Dean Investment is 2480 Kettering Tower, Dayton, OH 45423-2480.

                                      * * *

     AEGON USA Investment Management, Inc. ("AEGON Management"), is an Iowa Corporation which was incorporated on April 12, 1989. AEGON Management became a registered investment adviser on March 16, 1992 and has assumed all of the investment advisory functions of AEGON USA Securities, Inc. ("AEGON Securities"). AEGON Management and AEGON Securities are wholly-owned subsidiaries of AUSA Holding Company, which is a wholly-owned subsidiary of AEGON USA, Inc.


     AEGON Management serves as sub-adviser to Tax-Exempt and Income Plus Portfolios. Patrick E. Falconio, President, Director and Chairman of the Board of AEGON Management, is also Executive Vice President and Chief Investment Officer of AEGON USA, Inc.; Senior Vice President and Director of AUSA Holding Company and Senior Vice President and Chief Investment Officer of AUSA Life Insurance Company, Inc. Mr. Falconio is also currently an officer and/or a director of other AEGON affiliates. Brenda K. Clancy, Director of AEGON Management, is also Senior Vice President and Treasurer of AEGON USA, Inc. Ms. Clancy is also Treasurer of AUSA Life Insurance Company, Inc. and is currently an officer and/or director of other AEGON affiliates. Craig D. Vermie, Director of AEGON Management, is also Secretary of AUSA Life Insurance Company, Inc. and Vice President, Secretary and General Counsel of AEGON USA, Inc. Mr. Vermie is also currently an officer and/or a director of other AEGON affiliates. Douglas
C. Kolsrud, Executive Vice President of AEGON Management, is also Executive Vice President-Asset Allocation and Risk Management of AEGON USA, Inc. Mr. Kolsrud is also currently an officer and/or a director of other AEGON affiliates. Donald E. Flynn, Executive Vice President of AEGON Management is also a Vice President of AUSA Life Insurance Company, Inc. Mr. Flynn is also currently an officer and/or director of other AEGON affiliates. Clifford A. Sheets is an Executive Vice President of AEGON Management; Ralph M. O'Brien, a Senior Vice President of AEGON Management, is also a Vice President of AUSA Life Insurance Company, Inc. Mr. O'Brien is also currently an officer and/or a director of other AEGON affiliates. Michael Van Meter is a Senior Vice President of AEGON Management; David R. Halfpap is a Senior Vice President of AEGON Management and a Vice President of AUSA Life Insurance Company, Inc. Mr. Halfpap is also currently an officer and/or a director of other AEGON affiliates. Steven P. Opp is Senior Vice President of AEGON Management. Robert L. Hansen is Vice President of AEGON Management and Vice President of AUSA Life Insurance Company, Inc.; Jon D. Kettering is Vice President and Treasurer of AEGON Management and Vice President of AUSA Life Insurance Company, Inc.; Gregory W. Theobald, Vice President and Secretary of AEGON Management, is also Vice President and Asst. Secretary of AUSA Life Insurance Company, Inc. Mr. Theobald is also currently an officer and/or a director of other AEGON affiliates. Rachel A. Dennis, Michael N. Meese, David M. Carney, Lewis O. Funkhouser, Thomas A. Keel, James E. Fine, Thomas E. Myers, Bradley J. Berman and Daniel H. Thatcher are Vice Presidents of AEGON Management. Mary T. Pech and Karen J. Green are Assistant Vice Presidents of AEGON Management. Robert S. Jett is Assistant Secretary of AEGON Management.



                                      * * *

Item 29  Principal Underwriter

InterSecurities, Inc.

     (a) The Registrant has entered into an Underwriting Agreement with InterSecurities, Inc. ("ISI"), whose address is P.O. Box 9053, Clearwater, FL 33758-9053, to act as the principal underwriter of Fund shares.

     (b)  Directors and Officers of Principal Underwriter


Name                    Positions and Offices        Positions and Offices with
                        with Underwriter             Registrant

John R. Kenney          Chairman and Director        Chairman and Trustee

G. John Hurley          President, Chief Executive   President, Chief Executive
                        Officer and Director         Officer and Trustee

William H. Geiger       Director and Secretary       Vice President and
                                                     Assistant Secretary

Thomas R. Moriarty      Senior Vice President        Senior Vice President,
                                                     Treasurer and Principal
                                                     Financial Officer

Ronald L. Hall          Vice President, Sales and    Senior Vice President,
                        Marketing                    Sales and Marketing

Kristy L. Dowd          Vice President                      N/A


Thomas E. Pierpan       Assistant Vice President,    Vice President, Associate
                        Counsel and Assistant        General Counsel and
                        Secretary                    Secretary


Christopher G. Roetzer  Assistant Vice President     Vice President, Assistant
                                                     Treasurer and Principal
                                                     Accounting Officer

Cynthia L. Remley       Vice President, Counsel and         N/A
                        Assistant Secretary

Terry L. Garvin         Vice President                      N/A

Stanley R. Orr          Vice President                      N/A

William G. Cummings     Vice President and Treasurer        N/A

Diane Rogers            Assistant Vice President            N/A

Ronald T. Klimas        Assistant Vice President            N/A

Russell W. Crooks       Assistant Vice President            N/A

Greg Limardi            Assistant Vice President            N/A

Christine M. Goodwin    Assistant Vice President           N/A

Stuart Walsky           Assistant Vice President           N/A

Duncan H. Cameron       Assistant Vice President           N/A

James Keily             Assistant Secretary                N/A


Laura Hunt              Assistant Secretary                N/A

Item 30    Location of Accounts and Records

     The  accounts,  books and other  documents  required  to be  maintained  by
Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained as follows:

     (a)  Shareholder records are maintained by the Registrant's transfer agent,
          Idex  Investor  Services,  Inc.,  P.  O.  Box  9015,  Clearwater,   FL
          33758-9015.

     (b) All other accounting records of the Registrant are maintained at the offices of the Registrant at 201 Highland Avenue, Largo, FL, 33770-2957 or 33 N. Garden Avenue, Suites 1000 & 1100, Clearwater, FL 33755, and are in the physical possession of the officers of the Fund, or at the offices of the Custodian, Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City, MO 64105-1307.

Item 31    Management Services

     The Registrant has no management-related service contract which is not discussed in Part I of this form. See the section of the Prospectus entitled "Investment Advisory and Other Services" for a discussion of the management and advisory services furnished by IMI, ISI, Alger Management, Scottish Equitable, GEIM, Janus Capital, C.A.S.E., NWQ, Luther King, Dean Investment and AEGON Management pursuant to the Management and Investment Advisory Agreements, the Investment Counsel Agreements, the Administrative Services Agreements and the Underwriting Agreement.

Item 32    Undertakings

     (a)  Not applicable

     (b)  Not applicable

     (c) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of its latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES




     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 28 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Largo and State of Florida, on the 26th day of February, 1998.





                                     IDEX Series Fund


                                         /S/ G. John Hurley
                                     By:_______________________________________
                                         G. John Hurley
                                         President and Chief Executive Officer



     Pursuant to the requirements of the Securities Act of 1933 and Investment Company Act of 1940, this Post-Effective Amendment No. 28 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


/s/ John R. Kenney              Chairman and Trustee         February 26, 1998
-----------------------------
John R. Kenney



/s/ G. John Hurley              President and Trustee        February 26, 1998
-----------------------------   (Principal Executive
G. John Hurley                  Officer)


/s/ ^ Thomas R. Moriarty        Senior Vice President,        February 26, 1998
-----------------------------   Treasurer and Principal
Thomas R. Moriarty              Financial Officer


/s/ Christopher G. Roetzer      Vice President, Assistant    February 26, 1998
-----------------------------   Treasurer and Principal
Christopher G. Roetzer          Accounting Officer


/s/ Peter R. Brown *            Trustee                      February 26, 1998
-----------------------------
Peter R. Brown *


/s/ Daniel Calabria*            Trustee                      February 26, 1998
-----------------------------
Daniel Calabria *


/s/ James L. Churchill *        Trustee                      February 26, 1998
-----------------------------
James L. Churchill *

/s/ Charles C. Harris *         Trustee                      February 26, 1998
-----------------------------
Charles C. Harris*


/s/ Julian A. Lerner*           Trustee                      February 26, 1998
-----------------------------
Julian A. Lerner *


/s/ William W. Short, Jr. *     Trustee                      February 26, 1998
-----------------------------
William W. Short, Jr. *


/s/ Jack E. Zimmerman *         Trustee                      February 26, 1998
-----------------------------
Jack E. Zimmerman *







/s/ G. John Hurley
*Signed by G. John Hurley
 Attorney in Fact